UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GW PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

Ordinary shares, par value £0.001 per share, of GW Pharmaceuticals plc (“GW” and such ordinary shares, “GW ordinary shares”), including all GW ordinary shares underlying American Depositary Shares of GW, each representing a beneficial ownership interest in 12 GW ordinary shares (“GW ADSs”).

(2)

Aggregate number of securities to which transaction applies:

As of the close of business on March 1, 2021, 396,765,812 GW ordinary shares, which consists of: 378,274,066 GW ordinary shares in issue (including all GW ordinary shares underlying GW ADSs) and 18,491,746 GW ordinary shares underlying GW options (representing 1,540,978 GW ADSs).

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the estimated maximum aggregate value of the transaction was calculated by multiplying (x) 396,765,812, the estimated aggregate number of GW ordinary shares to which the transaction applies, by (y) 17.89, representing one-twelfth (1/12th) of the average high and low prices on the Nasdaq Global Market for a GW ADS on February 26, 2021.

In accordance with Exchange Act Rule 0-11(c), the filing fee of $774,353.01 was determined by multiplying 0.0001091 by the estimated maximum aggregate value of the transaction.

	(4)	Proposed maximum aggregate value of transaction: $7,097,644,419.42

	(5)	Total fee paid: $774,353.01

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

GW Pharmaceuticals plc

(Incorporated and registered in England and Wales

with registered number 04160917)

Registered office: Sovereign House, Vision Park, Chivers Way, Histon, Cambridge CB24 9BZ,

United Kingdom

TRANSACTION PROPOSED—YOUR VOTE IS VERY IMPORTANT

[●], 2021

Dear Fellow Shareholder:

As previously announced, on February 3, 2021, GW Pharmaceuticals plc (“GW”) entered into a transaction agreement (as it may be amended, the “Transaction Agreement”) with Jazz Pharmaceuticals Public Limited Company, a public limited company incorporated in the Republic of Ireland (“Jazz”), and Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated in England and Wales and an indirect wholly owned subsidiary of Jazz (“Bidco”), pursuant to which Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee (as defined below)) will acquire the entire issued and to be issued share capital of GW (the “Transaction”) by means of a court-sanctioned scheme of arrangement (the “Scheme of Arrangement”) under Part 26 of the UK Companies Act 2006.

We cordially invite all holders of GW ordinary shares to attend two meetings of shareholders of GW. The first meeting (the “Court Meeting”) will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom on [●], 2021 at [●] p.m. (London time). The second meeting (the “General Meeting” and, together with the Court Meeting, the “Shareholder Meetings”) will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom on [●], 2021 at [●] p.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

At the Court Meeting, GW shareholders will be asked to consider and vote on the Scheme of Arrangement. At the General Meeting, GW shareholders will be asked to consider and vote on (1) a proposal (i) authorizing the Board of Directors of GW (the “GW Board”) to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) making certain amendments to the articles of association of GW in order to facilitate the Transaction and (2) a non-binding advisory proposal to approve certain compensation arrangements for GW’s named executive officers.

Transaction Overview

If the Transaction is completed:

•

all ordinary shares, par value £0.001 per share, of GW (“GW ordinary shares”) will be acquired by Bidco (and/or, at Bidco’s election, Jazz and/or any company falling within Section 67(6) and Section 93(3) of the UK Finance Act 1986 that Bidco appoints in order to act as transferee of the GW ordinary shares underlying the GW ADSs (as defined below) pursuant to the Scheme of Arrangement (the “DR Nominee”));

•

holders of GW ordinary shares as of the record time for the Scheme of Arrangement will, on the terms set out in the Scheme of Arrangement, have the right to receive for each GW ordinary share held by them at such time an amount equal to $16.66 2⁄3 in cash (the “cash consideration”) plus an amount of Jazz ordinary shares, nominal value $0.0001 per share (“Jazz ordinary shares”), equal to the exchange ratio (as defined below) (the “share deliverable” and, together with the cash consideration, the “scheme deliverables”); and

•

accordingly, holders of American Depositary Shares of GW (“GW ADSs”) as of the time that the Scheme of Arrangement becomes effective will have the right to receive for each GW ADS an amount equal to $200 in cash (less (i) a $0.05 per GW ADS cancellation fee, (ii) a $0.05 per GW ADS distribution fee for the distribution of the ADS deliverables (as defined below), (iii) any other fees and expenses payable by such holders pursuant to the terms of the deposit agreement, dated as of May 7, 2013 (the “Deposit Agreement”), by and among GW, Citibank, N.A., as depositary (the “Depositary”), and all holders and beneficial owners of GW ADSs issued thereunder and (iv) applicable withholding taxes) (the “per ADS cash consideration”) plus an amount of Jazz ordinary shares equal to 12 times the share deliverable (the “per ADS share deliverable” and, together with the per ADS cash consideration, the “ADS deliverables”).

The “exchange ratio” will be determined as follows:

•

if the Jazz average share price (which is defined as the volume weighted average sales price of the Jazz ordinary shares for the consecutive period of 15 trading days beginning at 9:30 a.m. New York time on the 18th trading day immediately preceding the date on which the Scheme of Arrangement becomes effective and concluding at 4:00 p.m. New York time on the fourth trading day immediately preceding such date, as calculated by Bloomberg L.P.) is greater than $139.72 but less than $170.76, the exchange ratio will be equal to the quotient obtained by dividing (x) $1.66 2⁄3 by (y) the Jazz average share price, rounded to the nearest millionth of a share (corresponding to a per ADS share deliverable equal to an amount of Jazz ordinary shares equal to the quotient obtained by dividing (x) $20.00 by (y) the Jazz average share price);

•	if the Jazz average share price is equal to or less than $139.72, the exchange ratio will be 0.011929 (corresponding to a per ADS share deliverable of 0.143148 Jazz ordinary shares); and

•	if the Jazz average share price is equal to or greater than $170.76, the exchange ratio will be 0.009760 (corresponding to a per ADS share deliverable of 0.117120 Jazz ordinary shares).

Accordingly, the actual number of Jazz ordinary shares and the value of Jazz ordinary shares delivered to holders of GW ordinary shares (and, in consequence, to holders of GW ADSs) will depend on the Jazz average share price, and you will not be able to ascertain the precise value of the stock component of the scheme deliverables or ADS deliverables, as applicable, at the time you vote at the Shareholder Meetings. Jazz ordinary shares are traded on the NASDAQ Global Select Market under the trading symbol “JAZZ” and we encourage you to obtain current market quotations for the Jazz ordinary shares, given that part of the scheme deliverables and ADS deliverables are made up of Jazz ordinary shares.

The cash consideration is denominated in US dollars. However, a currency conversion facility is being made available to registered holders of GW ordinary shares (other than the Depositary) pursuant to which they will be able to elect (subject to the terms and conditions of the facility) to receive the cash consideration in British pounds at the average market exchange rate (which is calculated by dividing the total amount of US dollars converted by Bidco pursuant to the currency conversion facility by the total amount of British pounds received by Bidco pursuant to such currency conversion facility less any applicable and properly incurred transaction, foreign exchange and dealing costs or commissions) obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time (as defined in the Scheme of Arrangement) before the relevant payment date. No currency conversion facility will be made available to holders of GW ADSs. See the sections entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” and “Notes for Making Currency Elections” beginning on pages 33 and 165, respectively, of the accompanying proxy statement for further information.

COVID-19 Restrictions

At the time of mailing of this letter, the UK Government has prohibited large public gatherings, except in certain limited circumstances. In light of these measures, together with the uncertainty as to any additional and/or alternative measures that may be put in place by the UK Government, and in order to protect the health and safety of the GW shareholders and GW directors, officers and employees, GW shareholders will not be permitted to attend the Shareholder Meetings in person, except for the Chair of the Shareholder Meetings and anyone else nominated by the Chair of the Shareholder Meetings. However, holders of GW ordinary shares will be able to attend, submit questions and vote at each Shareholder Meeting remotely via the Virtual Meeting Platform (as defined in the notices that follow), further details of which are set out in the accompanying proxy statement. GW ordinary shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW ordinary shareholders to be seen and heard through an audio visual link during the course of the Shareholder Meetings if they would prefer to do so. We would, however, nonetheless encourage all GW ordinary shareholders to vote by proxy as soon as possible, either through CREST or by returning the accompanying forms of proxy, even if they intend to attend the Shareholder Meetings remotely via the Virtual Meeting Platform. We encourage holders of GW ADSs to submit a voting instruction card for each Shareholder Meeting to the Depositary as soon as possible.

Voting

It is important that holders of GW ordinary shares vote at both of the Shareholder Meetings, and that holders of GW ADSs provide voting instructions to the Depositary to vote at both of the Shareholder Meetings on their behalf.

Holders of GW ordinary shares are encouraged to submit a form of proxy (by post, online or electronically through CREST) for each of the Court Meeting and the General Meeting as soon as possible. Holders of GW ordinary shares who hold their GW ordinary shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of GW ordinary shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you hold GW ADSs, you will not be able to attend the Shareholder Meetings (remotely or otherwise) or submit a form of proxy. However, holders of GW ADSs who hold their GW ADSs directly (i.e. by having GW ADSs registered in their names on the GW ADS register maintained by the Depositary) on [●], 2021 at 5:00 p.m. (New York time) will be sent ADS voting instruction cards and will have the right to instruct the Depositary how to vote the GW ordinary shares underlying their GW ADSs with respect to the resolutions to be proposed at the Shareholder Meetings, subject to and in accordance with the terms of the Deposit Agreement. Holders of GW ADSs are encouraged to timely submit voting instructions to the Depositary for each of the Court Meeting and the General Meeting as soon as possible. Holders of GW ADSs who hold their GW ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a GW ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

For specific instructions on voting GW ordinary shares and GW ADSs, please refer to the accompanying proxy statement and forms of proxy or ADS voting instruction cards.

Recommendation of the GW Board

The GW Board considers the terms of the Transaction to be in the best interests of GW and its shareholders taken as a whole. Accordingly, the GW Board unanimously recommends that GW shareholders vote:

•	“FOR” the approval of the Scheme of Arrangement at the Court Meeting; and

•	“FOR” the approval of both of the resolutions at the General Meeting.

The GW Board made its determination after evaluating the Transaction in consultation with GW’s management and legal and financial advisors, and after considering a number of factors.

In considering the recommendation of the GW Board, you should be aware that directors and executive officers of GW may have certain interests in the Transaction that may be different from, or in addition to, the interests of

GW shareholders generally. See the sections entitled “The General Meeting—Proposal 2—Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements” and “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” beginning on pages 51 and 87, respectively, of the accompanying proxy statement for further information regarding these interests.

We urge you to read the accompanying proxy statement, including any documents incorporated by reference therein and the Annexes thereto, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 28 of the accompanying proxy statement for risks relating to the Transaction and the combined company following the Transaction.

If you have any questions regarding the accompanying proxy statement, including any questions on how to vote:

•	if you hold GW ordinary shares, please contact GW’s registrar, Link Group, or GW’s proxy solicitor, D.F. King, at the contact information below:

Link Group

Telephone (call charges apply): +44 (0)371 277 1020 between 9:00 a.m.—5:30 p.m. (London time)

D.F. King

Email: gwpharma@dfkingltd.co.uk

Telephone (call charges apply): +44 207 920 9700, between 9:00 a.m.—5:30 p.m. (London time)

•	if you hold GW ADSs, please contact GW’s proxy solicitor, D.F. King, at the contact information below:

D.F. King

Email: gwpharma@dfkingltd.co.uk

Telephone (call charges apply): +44 207 920 9700, between 9:00 a.m.—5:30 p.m. (London time)

On behalf of the GW Board, thank you for your consideration and continued support.

Yours sincerely,

[●]	[●]
Dr. Geoffrey W. Guy	Justin Gover
Chairman, GW Pharmaceuticals plc	Chief Executive Officer, GW Pharmaceuticals plc

NONE OF THE U.S. SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR THE UNITED KINGDOM FINANCIAL CONDUCT AUTHORITY HAS APPROVED OR DISAPPROVED THE TRANSACTION OR OTHER TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE TRANSACTION, NOR HAVE THEY DETERMINED IF THE ACCOMPANYING PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

For the avoidance of doubt, the accompanying proxy statement is not intended to be, and is not, a prospectus for the purposes of the Prospectus Rules made under Part 6 of the UK Financial Services and Markets Act 2000 (as set out in the UK Financial Conduct Authority’s Handbook).

The accompanying proxy statement is dated [●], 2021 and is first being mailed or otherwise delivered to GW shareholders on or about [●], 2021.

THIS NOTICE APPLIES TO ORDINARY SHAREHOLDERS ONLY.

ADS HOLDERS SHOULD REFER TO THE SEPARATE NOTICE SENT BY

THE DEPOSITARY TO THEM WITH THE PROXY STATEMENT.

GW Pharmaceuticals plc

(Incorporated and registered in England and Wales

with registered number 04160917)

NOTICE OF COURT MEETING

TO BE HELD ON [●], 2021

IN THE HIGH COURT OF JUSTICE BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD)	CR-2021-000281

IN THE MATTER OF GW PHARMACEUTICALS PLC

- and –

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that, by an order dated [●], 2021 made in the above matters, the High Court of Justice of England and Wales (the “Court”) has given permission for a meeting (the “Court Meeting”) to be convened of the holders of Scheme Shares as at the Voting Record Time (each such term having the meaning given to it in the Scheme, as defined below) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between GW Pharmaceuticals plc (“GW”) and the holders of the Scheme Shares (the “Scheme” or the “Scheme of Arrangement”) and that the Court Meeting will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom on [●], 2021 at [●] p.m. (London time).

A copy of the Scheme and a copy of the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the accompanying proxy statement.

Unless the context requires otherwise, any capitalized term used but not defined in this notice shall have the meaning given to such term in the accompanying proxy statement.

Voting on the resolution to approve the Scheme will be by poll, which shall be conducted as the Chair of the Court Meeting may determine.

Right to Appoint a Proxy; Procedure for Appointment

Scheme Shareholders are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible, using any of the methods (by post, online or electronically through CREST) set out in the below Notes to this notice. Scheme Shareholders are also strongly encouraged to appoint the Chair of the Court Meeting as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the Court Meeting in person, but will be able to attend, submit questions and vote at the Court Meeting remotely via the Virtual Meeting Platform (as defined below). Scheme Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables Scheme Shareholders to be seen and heard through an audio visual link during the course of the Shareholder Meetings if they would prefer to do so. Instructions for accessing the Virtual Meeting Platform and information on how to appoint a proxy are set out in the below Notes to this notice.

Voting Record Time

Entitlement to attend (remotely, via the Virtual Meeting Platform) and vote (remotely, via the Virtual Meeting Platform, or by proxy) at the Court Meeting or any adjournment thereof and the number of votes which may be cast at the Court Meeting will be determined by reference to the register of members of GW at the “Voting Record Time”, which is 6:00 p.m. (London time) on [●], 2021 or, if the Court Meeting is adjourned, 6:00 p.m. (London time) on the date which is two business days before the date fixed for the adjourned meeting. Changes to the register of members of GW after the relevant time shall be disregarded in determining the rights of any person to attend (remotely, via the Virtual Meeting Platform) and vote (remotely, via the Virtual Meeting Platform, or by proxy) at the Court Meeting.

Joint Holders

In the case of joint holders of Scheme Shares, the vote of the senior who tenders a vote, whether remotely, via the Virtual Meeting Platform, or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of GW in respect of the joint holding.

Corporate Representatives

As an alternative to appointing a proxy, any holder of Scheme Shares which is a corporation may appoint one or more corporate representatives who may exercise on its behalf all its powers as a member, provided that if two or more corporate representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised.

By the said order, the Court has appointed [●] or, failing [him/her], [●] or, failing [him/her], [●] or, failing [him/her], any other GW director to act as Chair of the Court Meeting and has directed the Chair to report the result thereof to the Court.

YOUR VOTE IS IMPORTANT

Your vote at the Court Meeting is very important. You are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible.

Dated [●]

Slaughter and May

One Bunhill Row

London EC1Y 8YY

Solicitors for the Company

Notes:

The following notes explain your general rights as a Scheme Shareholder and your right to remotely attend and vote at the Court Meeting or to appoint a proxy to vote on your behalf.

1.	COVID-19 RESTRICTIONS

At the time of publication of this notice, the UK Government has prohibited large public gatherings, except in certain limited circumstances. In light of these measures, together with the uncertainty as to any additional and/or alternative measures that may be put in place by the UK Government, and in order to protect the health and safety of GW’s shareholders and GW directors, officers and employees, Scheme Shareholders will not be permitted to attend the Court Meeting in person, except for the Chair of the Court Meeting and anyone else nominated by the Chair.

The COVID-19 situation is constantly evolving, and the UK Government may change current restrictions or implement further measures relating to the holding of shareholder meetings during the affected period. Any changes to the arrangements for the Court Meeting will be publicly communicated to Scheme Shareholders before the Court Meeting, including through GW’s Internet website http://www.gwpharm.com/[●]. The information contained on GW’s Internet website is not incorporated into, and does not form a part of, the accompanying proxy statement or any other report or document on file with or furnished to the U.S. Securities and Exchange Commission (the “SEC”).

2.	INSTRUCTIONS FOR ACCESSING THE VIRTUAL MEETING PLATFORM

Scheme Shareholders will be given the opportunity to remotely attend, submit questions and vote at the Court Meeting via a virtual meeting platform provided by Lumi AGM UK Limited (the “Virtual Meeting Platform”). Scheme Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables Scheme Shareholders to be seen and heard through an audio visual link during the course of the Court Meeting if they would prefer to do so.

Scheme Shareholders can access the Virtual Meeting Platform using a web browser, on a PC, smartphone device or tablet. The web browser must be compatible with the latest browser versions of Chrome, Firefox, Internet Explorer 11 (Internet Explorer v. 10 and below are not supported), Edge and Safari. To remotely attend, submit questions and/or vote using this method, please go to https://web.lumiagm.com.

Alternatively, Scheme Shareholders can access the Virtual Meeting Platform by downloading the latest version of the Lumi AGM application (the “App”) onto their smartphone device or tablet. The App can be downloaded from the Google Play Store™ Market or the Apple® App Store by searching by the application name “Lumi AGM”. If you have previously downloaded the App, please ensure you are using the latest version by checking the status in the Google Play Store™ Market or the Apple® App Store. Please be aware that the App does not support Android 4.4 (or below), iOS 9 (or below) or any other operating system.

Once you have accessed https://web.lumiagm.com from your web browser, or downloaded the App, you will be asked to enter the Lumi Meeting ID which is [●]. You will then be prompted to enter your unique Investor Code (“IVC”) and PIN. These can be found printed on the Attendance Card attached to the Forms of Proxy. Access to the Court Meeting via the website or App will be available from [●] p.m. (London time) on [●], 2021, as further detailed below. If you are unable to access your IVC and PIN, please call Link Group, GW’s registrar, between 9:00 a.m. and 5:30 p.m. Monday to Friday (except English and Welsh public holidays) at +44 (0)371 277 1020. Calls from outside the UK will be charged at the applicable international rate. Calls are charged at the standard geographic rate and will vary by provider. Please note that calls may be monitored or recorded and Link Group cannot provide advice on the merits of the Transaction or the Scheme or give any financial, legal or tax advice.

Access to the Court Meeting will be available from [●] p.m. (London time) on [●], 2021, although the voting functionality will not be enabled until the Chair of the Court Meeting declares the poll open. Scheme

Shareholders will be permitted to submit questions (via the Virtual Meeting Platform) to the GW directors during the course of the Court Meeting. Scheme Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables Scheme Shareholders to be seen and heard through an audio visual link during the course of the Court Meeting if they would prefer to do so. The Chair of the Court Meeting will ensure that relevant matters relating to the formal business of the Court Meeting are addressed in the Court Meeting.

During the Court Meeting, you must ensure you are connected to the Internet at all times in order to submit questions and vote when the Chair commences polling. Therefore, it is your responsibility to ensure connectivity for the duration of the Court Meeting via your wireless or other Internet connection. The Virtual Meeting Guide contains further information on accessing and participating in the Court Meeting remotely via the Virtual Meeting Platform and is available on GW’s Internet website at http://www.gwpharm.com/[●]. The information contained on GW’s Internet website is not incorporated into, and does not form a part of, the accompanying proxy statement or any other report or document on file with or furnished to the SEC.

If you wish to appoint a proxy and for them to attend the Court Meeting on the Virtual Meeting Platform on your behalf, please contact Link Group at +44 (0)371 277 1020*.

If your ordinary shares are held through a broker, bank, trust company or other nominee and you wish to access the Virtual Meeting Platform, you will need to contact your broker, bank, trust company or other nominee immediately. Your broker, bank, trust company or other nominee will need to have completed a letter of representation and presented this to Link Group no later than 72 hours before the start of the meeting in order to obtain your unique login code and PIN number to access the Virtual Meeting Platform. If you are in any doubt about your shareholding, please contact Link Group at +44 (0)371 277 1020*.

*Lines are open from 9:00 a.m. to 5:30 p.m. (London time) Monday to Friday; calls are charged at the standard geographic rate and will vary by provider. Calls outside the UK will be charged at the applicable international rate.

3.	RIGHT TO APPOINT A PROXY; PROCEDURE FOR APPOINTMENT

Scheme Shareholders are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible, using any of the methods (by post, online or electronically through CREST) set out below. Scheme Shareholders are also strongly encouraged to appoint the Chair of the Court Meeting as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the Court Meeting in person, but will be able to attend, submit questions and vote at the Court Meeting remotely via the Virtual Meeting Platform as described above.

The completion and return of the blue form of proxy by post (or appointment of a proxy online or through CREST) will not prevent you from remotely attending, submitting questions and voting at the Court Meeting, in each case via the Virtual Meeting Platform, if you are entitled to and wish to do so.

A Scheme Shareholder entitled to attend and vote at the Court Meeting may appoint one or more proxies to exercise all or any of such Scheme Shareholder’s rights to attend, submit questions and, on a poll, to vote (in each case, remotely, via the Virtual Meeting Platform), instead of him or her. A proxy need not be a Scheme Shareholder but must attend the meeting for the Scheme Shareholder’s vote to be counted. If a Scheme Shareholder appoints more than one proxy to attend the meeting, each proxy must be appointed to exercise the rights attached to a different share or shares held by the Scheme Shareholder. If a Scheme Shareholder wishes to appoint more than one proxy, they should contact Link Group for further blue forms of proxy or photocopy the blue form of proxy as required.

Scheme Shareholders who do not appoint a proxy will still be entitled to remotely attend, submit questions and vote at the Court Meeting via the Virtual Meeting Platform. Scheme Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables Scheme Shareholders to be seen and heard through an audio visual link during the course of the Court Meeting if they would prefer to do so.

(a)	Sending blue form of proxy by post

A blue form of proxy, for use at the Court Meeting, has been provided with this notice. Instructions for its use are set out on the form. It is requested that the blue form of proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the pre-paid envelope provided by Link Group to Link Group, PXS1, Central Square, 29 Wellington Street, Leeds, LS1 4DL, United Kingdom, so as to be received as soon as possible and in any event not later than [●] (London time) on [●], 2021 (or, in the case of an adjournment of the Court Meeting, 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned meeting).

If the blue form of proxy for the Court Meeting is not received by Link Group by the relevant time, it may be emailed to post_proxy_deadline_court_votes@linkgroup.co.uk at any time prior to the commencement of the Court Meeting.

(b)	Online appointment of proxies

As an alternative to completing and returning the printed blue form of proxy, proxies may be appointed electronically by logging on to the following website: www.signalshares.com and following the instructions therein. Full details of the procedure to be followed to appoint a proxy electronically are given on the website. For an electronic proxy appointment to be valid, the appointment must be received by Link Group not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Court Meeting or any adjournment thereof. If the electronic proxy appointment is not received by this time, the blue form of proxy may be emailed to post_proxy_deadline_court_votes@linkgroup.co.uk any time prior to the commencement of the Court Meeting or any adjournment thereof. Full details of the procedure to be followed to appoint a proxy electronically are given on the website.

(c)	Electronic appointment of proxies through CREST

If you hold GW ordinary shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Court Meeting (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by GW’s Registrar (ID: RA10) not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Court Meeting or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which GW’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. If the CREST proxy appointment or instruction is not received by this time, the blue form of proxy may be emailed to post_proxy_deadline_court_votes@linkgroup.co.uk any time prior to the commencement of the Court Meeting or any adjournment thereof.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

GW may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.

THIS NOTICE APPLIES TO ORDINARY SHAREHOLDERS ONLY.

ADS HOLDERS SHOULD REFER TO THE SEPARATE NOTICE SENT BY THE DEPOSITARY TO

THEM WITH THE PROXY STATEMENT.

GW Pharmaceuticals plc

(Incorporated and registered in England and Wales

with registered number 04160917)

NOTICE OF GENERAL MEETING OF GW PHARMACEUTICALS PLC

TO BE HELD ON [●], 2021

NOTICE is hereby given that a General Meeting (the “General Meeting”) of GW Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales (“GW” or the “Company”), will be held on [●], 2021, at [●] p.m. (London time) (or as soon thereafter as the Court Meeting (as defined in the Scheme of Arrangement that is included in the accompanying proxy statement) is concluded or adjourned), at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom for the purpose of considering and, if thought fit, passing the following resolutions, one of which is a special resolution and one of which is an ordinary resolution.

Unless the context requires otherwise, any capitalized term used but not defined in this notice shall have the meaning given to such term in the accompanying proxy statement.

Special resolution

Amendment of the Articles of Association and General Authorization to Carry Scheme into Effect

1.

THAT, for the purpose of giving effect to the scheme of arrangement dated [●], 2021 between GW and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the Chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this resolution) between the Company, Jazz Pharmaceuticals UK Holdings Limited (“Bidco”) and Jazz Pharmaceuticals Public Limited Company (“Jazz”) and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to the Company, Bidco and Jazz each acting reasonably and in good faith (the “Scheme”):

(A)

the directors of GW (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)	with effect from the passing of this resolution, the articles of association of GW be and are hereby amended by the adoption and inclusion of the following new article 45:

“45 Scheme of Arrangement

(i)

In this article, references to the “Scheme” are to the Scheme of Arrangement under Part 26 of the UK Companies Act 2006 between the Company and the holders of Scheme Shares dated [●], 2021 in its original form or with or subject to any modification, addition or condition as may be agreed between the Company, Jazz Pharmaceuticals UK Holdings Limited (“Bidco”) and Jazz

Pharmaceuticals Public Limited Company (“Jazz”) and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to the Company, Bidco and Jazz each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article. Capitalized terms used but not otherwise defined in this article shall have the meanings ascribed to such terms in the Scheme.

(ii)

Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in General Meeting, if the Company issues any shares (other than to any member of the Bidco Group or a nominee of any such person (each such person, a “Bidco Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(iii)

Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred to any person other than a Bidco Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all encumbrances to Bidco (or to such other person as may be nominated by Bidco) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, Bidco (or such other person as has been nominated by Bidco) shall pay or procure the payment to the New Member of the same Cash Consideration and deliver or procure the delivery to the New Member of the same Exchange Shares that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(iv)

Notwithstanding the provisions of Article 45(iii), if, in respect of any New Member with a registered address in a jurisdiction outside Ireland, the United Kingdom or the United States, any Bidco Company or the Company is advised that the delivery of Exchange Shares to such New Member pursuant to Article 45(iii) would or might infringe the laws of such jurisdiction or would require any Bidco Company or the Company to observe any governmental or other consent or any registration, filing or other formality with which any Bidco Company or the Company (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or Bidco (in the case of Bidco, acting reasonably) as unduly onerous, Bidco may, in its sole discretion, determine that the relevant Exchange Shares shall not be delivered to such New Member and that (i) such Exchange Shares shall instead be sold at the best price which can reasonably be obtained in the market at the time of sale and (ii) the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any amounts in respect of tax including any value added tax payable thereon, without interest and subject to deduction or withholding of any amounts as are required to be deducted or withheld from or with respect to such payment under any Applicable Law) shall be delivered to the relevant New Member.

(v)

The provisions of paragraph 9 of the Scheme in respect of fractional entitlements shall apply, mutatis mutandis, in respect of any Exchange Shares to which New Members are entitled pursuant to Article 45(iii) above (and, for the avoidance of doubt, no New Member shall receive fractions of Exchange Shares).

(vi)

If, after the Effective Time, the Company Ordinary Shares or Jazz Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Cash Consideration and/or Exchange Shares due to a New Member for each Post-Scheme Share pursuant to Article 45(iii) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to provide Bidco and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

(vii)

To give effect to any transfer of Post-Scheme Shares required by this article, the Company may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of Bidco (or such other person as Bidco may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in Bidco (or such other person as Bidco may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as Bidco may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by Bidco, and the Company may send to the agent any notice, circular, warrant or other document or communication which may otherwise be required to be sent to the New Member as a member of the Company.

(viii)

The Company may give good receipt for the Cash Consideration and Exchange Shares for the Post-Scheme Shares and may register Bidco (or such other person as Bidco may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(ix)

Bidco shall settle (or procure the settlement) of the Cash Consideration and Exchange Shares within 14 days of the transfer of the Post-Scheme Shares by the New Member to Bidco (or to such other person as Bidco may nominate).

(x)

Notwithstanding any other provision of these articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Bidco Company or a nominee of a Bidco Company pursuant to the Scheme).

(xi)	If the Scheme shall not have become effective by the date referred to in paragraph 12.2 of the Scheme, this article shall be of no effect.”

Ordinary resolution

Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements

2.

THAT, the compensation that may be paid or become payable to GW’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 92 of the accompanying proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby approved.

YOUR VOTE IS IMPORTANT

Your vote at the General Meeting is very important. You are strongly encouraged to submit proxy appointments and instructions for the General Meeting as soon as possible.

By Order of the Board

[●]

Company Secretary

Registered Office:

Sovereign House, Vision Park, Chivers Way, Histon, Cambridge CB24 9BZ

GW Pharmaceuticals plc

Registered in England and Wales No. 04160917

Notes:

The following notes explain your general rights as a GW shareholder and your right to remotely attend and vote at the General Meeting or to appoint someone else to vote on your behalf. For the avoidance of doubt, references in these notes to “GW shareholders” are to holders of GW ordinary shareholders only, not holders of GW ADSs.

1.	COVID-19 RESTRICTIONS

At the time of publication of this notice, the UK Government has prohibited large public gatherings, except in certain limited circumstances. In light of these measures, together with the uncertainty as to any additional and/or alternative measures that may be put in place by the UK Government, and in order to protect the health and safety of GW’s shareholders and GW directors, officers and employees, GW shareholders will not be permitted to attend the General Meeting in person, except for the Chair of the General Meeting and anyone else nominated by the Chair.

The COVID-19 situation is constantly evolving, and the UK Government may change current restrictions or implement further measures relating to the holding of shareholder meetings during the affected period. Any changes to the arrangements for the General Meeting will be publicly communicated to GW shareholders before the General Meeting, including through GW’s Internet website http://www.gwpharm.com/[●]. The information contained on GW’s Internet website is not incorporated into, and does not form a part of, the accompanying proxy statement or any other report or document on file with or furnished to the U.S. Securities and Exchange Commission (the “SEC”).

2.	INSTRUCTIONS FOR ACCESSING THE VIRTUAL MEETING PLATFORM

GW shareholders will be given the opportunity to remotely attend, submit questions and vote at the General Meeting via a virtual meeting platform provided by Lumi AGM UK Limited (the “Virtual Meeting Platform”). GW shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW shareholders to be seen and heard through an audio visual link during the course of the General Meeting if they would prefer to do so.

GW shareholders can access the Virtual Meeting Platform using a web browser on a PC, smartphone device or tablet. The web browser must be compatible with the latest browser versions of Chrome, Firefox, Internet Explorer 11 (Internet Explorer v. 10 and below are not supported), Edge and Safari. To remotely attend, submit questions and/or vote using this method, please go to https://web.lumiagm.com.

Alternatively, GW shareholders can access the Virtual Meeting Platform by downloading the latest version of the Lumi AGM application (the “App”) onto their smartphone device or tablet. The App can be downloaded from the Google Play Store™ Market or the Apple® App Store by searching by the application name “Lumi AGM”. If you have previously downloaded the App, please ensure you are using the latest version by checking the status in the Google Play Store™ Market or the Apple® App Store. Please be aware that the App does not support Android 4.4 (or below), iOS 9 (or below) or any other operating system.

Once you have accessed https://web.lumiagm.com from your web browser, or downloaded the App, you will be asked to enter the Lumi Meeting ID which is [●]. You will then be prompted to enter your unique Investor Code (“IVC”) and PIN. These can be found printed on the Attendance Card attached to the Forms of Proxy. Access to the General Meeting via the website or App will be available from [●] p.m. on [●], 2021, as further detailed below. If you are unable to access your IVC and PIN, please call Link Group, GW’s registrar, between 9:00 a.m. and 5:30 p.m. Monday to Friday (except English and Welsh public holidays) at +44 (0)371 277 1020. Calls from outside the UK will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones. Please note that calls may be monitored or recorded and Link Group cannot provide advice on the merits of the Transaction or the Scheme or give any financial, legal or tax advice.

Access to the General Meeting will be available from [●] p.m. on [●], 2021, although the voting functionality will not be enabled until the Chair of the General Meeting declares the poll open. GW shareholders will be permitted to submit questions (via the Virtual Meeting Platform) to the GW directors during the course of the General Meeting. GW shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW shareholders to be seen and heard through an audio visual link during the course of the General Meeting if they would prefer to do so. The Chair of the General Meeting will ensure that relevant matters relating to the formal business of the General Meeting are addressed in the General Meeting.

During the General Meeting, you must ensure you are connected to the Internet at all times in order to submit questions and vote when the Chair commences polling. Therefore, it is your responsibility to ensure connectivity for the duration of the General Meeting via your wireless or other Internet connection. The Virtual Meeting Guide contains further information on accessing and participating in the General Meeting remotely via the Virtual Meeting Platform and is available on GW’s Internet website at http://www.gwpharm.com/[●]. The information contained on GW’s Internet website is not incorporated into, and does not form a part of, the accompanying proxy statement or any other report or document on file with or furnished to the SEC.

If you wish to appoint a proxy and for them to attend the General Meeting on the Virtual Meeting Platform on your behalf, please contact Link Group at +44 (0)371 277 1020*.

If your shares are held through a broker, bank, trust company or other nominee and you wish to access the Virtual Meeting Platform, you will need to contact your broker, bank, trust company or other nominee immediately. Your broker, bank, trust company or other nominee will need to have completed a letter of representation and presented this Link Group no later than 72 hours before the start of the meeting in order to obtain your unique login code and PIN number to access the Virtual Meeting Platform. If you are in any doubt about your shareholding, please contact Link Group at +44 (0)371 277 1020*.

*Lines are open from 9:00 a.m. to 5:30 p.m. Monday to Friday; calls are charged at the standard geographic rate and will vary by provider. Calls outside the UK will be charged at the applicable international rate.

3.	ENTITLEMENT TO ATTEND AND VOTE

Pursuant to Regulation 41(1) of the Uncertificated Securities Regulations 2001 (as amended), GW has specified that only those shareholders registered on the register of members of GW at 6:00 p.m. (London time) on [●], 2021 (or, if the meeting is adjourned to a time more than 48 hours after such time, at 6:00 p.m. (London time) on the day which is two days prior to the date of the adjourned meeting) (the “Voting Record Time”) shall be entitled to attend (remotely, via the Virtual Meeting Platform) and vote (remotely, via the Virtual Meeting Platform, or by proxy) at the General Meeting in respect of the number of ordinary shares registered in their name at that time. If the meeting is adjourned to a time not more than 48 hours after the Voting Record Time, that time will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purposes of determining the number of votes they may cast) at the adjourned meeting. Changes to the register of members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the meeting.

4.	RIGHT TO APPOINT A PROXY; PROCEDURE FOR APPOINTMENT

GW shareholders are strongly encouraged to submit proxy appointments and instructions for the General Meeting as soon as possible, using any of the methods (by post, online or electronically through CREST) set out below. GW shareholders are also strongly encouraged to appoint the Chair of the General Meeting as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the General Meeting in person, but will be able to attend, submit questions and vote at the General Meeting remotely via the Virtual Meeting Platform as described above.

The completion and return of the yellow form of proxy by post (or appointment of a proxy online or through CREST) will not prevent you from remotely attending, submitting questions and voting at the General Meeting, in each case via the Virtual Meeting Platform, if you are entitled to and wish to do so.

A GW shareholder entitled to attend and vote at the General Meeting may appoint one or more proxies to exercise all or any of such GW shareholder’s rights to attend, submit questions and, on a poll, to vote (in each case, remotely, via the Virtual Meeting Platform), instead of him or her. A proxy need not be a GW shareholder but must remotely attend the General Meeting for the GW shareholder’s vote to be counted. If a GW shareholder appoints more than one proxy to attend the meeting, each proxy must be appointed to exercise the rights attached to a different share or shares held by the GW shareholder. If a GW shareholder wishes to appoint more than one proxy they should contact Link Group for further yellow forms of proxy or photocopy the yellow form of proxy as required.

GW shareholders who do not appoint a proxy will still be entitled to remotely attend, submit questions and vote at the Court Meeting via the Virtual Meeting Platform. GW shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW shareholders to be seen and heard through an audio visual link during the course of the General Meeting if they would prefer to do so.

(a)	Sending yellow form of proxy by post

A yellow form of proxy, for use at the General Meeting, has been provided with this notice. Instructions for its use are set out on the form. It is requested that the yellow form of proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the pre-paid envelope provided by GW’s Registrar to Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom, so as to be received as soon as possible and in any event not later than [●] (London time) on [●], 2021 (or, in the case of an adjournment of the General Meeting, 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned meeting).

If the yellow form of proxy for the General Meeting is not received by Link Group by the relevant time, it will be invalid.

(b)	Online appointment of proxies

As an alternative to completing and returning the printed yellow form of proxy, proxies may be appointed electronically by logging on to the following website: www.signalshares.com and following the instructions therein. Full details of the procedure to be followed to appoint a proxy electronically are given on the website. For an electronic proxy appointment to be valid, the appointment must be received by Link Group not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the General Meeting or any adjournment thereof. Full details of the procedure to be followed to appoint a proxy electronically are given on the website.

(c)	Electronic appointment of proxies through CREST

If you hold GW ordinary shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the General Meeting (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by GW’s Registrar (ID: RA10) not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the General Meeting or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which GW’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

GW may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.

5.	APPOINTMENT OF A PROXY BY JOINT HOLDERS

In the case of joint holders, where more than one of the joint holders purports to appoint one or more proxies, only the purported appointment submitted by the most senior holder will be accepted. Seniority shall be determined by the order in which the names of the joint holders stand in GW’s register of members in respect of the joint holding.

6.	CORPORATE REPRESENTATIVES

Any corporation which is a GW shareholder can appoint one or more corporate representatives who may exercise on its behalf all of its powers, provided that if two or more representatives purport to vote in respect of the same shares: if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; and in other cases, the power is treated as not exercised.

7.	VOTES TO BE TAKEN BY A POLL AND RESULTS

At the General Meeting voting on the resolutions will be by poll rather than a show of hands. This is a more transparent method of voting as member votes are to be counted according to the number of ordinary shares held. The results of the poll will be announced by the filing of a current report on Form 8-K with the SEC and published on GW’s Internet website as soon as reasonably practicable following the conclusion of the General Meeting.

The “WITHHELD” option on the form of proxy is provided to enable GW shareholders to abstain from voting on the resolutions. However, a vote withheld is not a vote in law and will not be counted in the calculation of proportion of votes “FOR” and “AGAINST” the resolutions.

8.	WEBSITE PROVIDING INFORMATION REGARDING THE GENERAL MEETING

Information regarding the General Meeting, and a copy of this Notice may be found on GW’s Internet website at http://www.gwpharm.com/[●]. The information contained on GW’s Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.

9.	ISSUED SHARE CAPITAL AND TOTAL VOTING RIGHTS

As at [●], 2021 (being the latest practicable date prior to the publication of this notice) GW’s issued share capital consisted of [●] ordinary shares carrying one vote each. Therefore, the total voting rights in GW as at [●], 2021 were [●] votes.

10.	FURTHER QUESTIONS AND COMMUNICATION

As set out in paragraph 1 above, GW shareholders will be permitted to submit questions (via the Virtual Meeting Platform) to the GW directors during the course of the General Meeting. GW shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW shareholders to be seen and heard through an audio visual link during the course of the General Meeting if they would prefer to do so. The Chair of the General Meeting will ensure that relevant matters relating to the formal business of the General Meeting are addressed in the General Meeting.

GW shareholders who have any queries about the General Meeting should contact the Shareholder Helpline operated by Link Group between 9:00 a.m. and 5:30 p.m. Monday to Friday (except English and Welsh public holidays) at +44 371 664 0321. Calls from outside the UK will be charged at the applicable international rate. Calls are charged at the standard geographic rate and will vary by provider. Please note that calls may be monitored or recorded and Link Group cannot provide advice on the merits of the Transaction or the Scheme or give any financial, legal or tax advice.

GW shareholders may not use any electronic address or fax number provided in this Notice or in any related documents to communicate with GW for any purpose other than those expressly stated. Any electronic communications, including the lodgement of any electronic proxy appointment, received by GW, or its agents, that is found to contain any virus will not be accepted.

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about GW and Jazz from other documents that GW and Jazz have filed with the SEC, and that are contained in or incorporated by reference into this proxy statement. For a list of documents incorporated by reference into this proxy statement, please see the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement. This information is available through the SEC’s website at www.sec.gov.

You may request copies of this proxy statement and any of the documents incorporated by reference into this proxy statement, without charge, by directing a request to GW’s Global Corporate Communications Department by email at AskUs@gwpharm.com or by telephone at +1 (760) 795-2200 or:

•

if you hold GW ordinary shares, by contacting GW’s proxy solicitor, D.F. King, by telephone at +44 207 920 9700 or by email at gwpharma@dfkingltd.co.uk or GW’s registrar, Link Group, by telephone at +44 371 664 0321; and

•	if you hold GW ADSs, by contacting GW’s proxy solicitor, D.F. King, by telephone at +44 207 920 9700 or by email at gwpharma@dfkingltd.co.uk.

In order for you to receive timely delivery of the documents in advance of the Shareholder Meetings to be held on [●], 2021, you must request the information no later than five business days prior to the date of the Shareholder Meetings, being [●], 2021.

ABOUT THIS PROXY STATEMENT

This document constitutes a proxy statement of GW under Section 14(a) of the Securities Exchange Act of 1934, as amended. It also constitutes a notice of meeting with respect to the Court Meeting and the General Meeting and contains an explanatory statement in respect of the Scheme of Arrangement (as required by section 897 of the Companies Act 2006).

Jazz has supplied all information contained or incorporated by reference into this proxy statement relating to Jazz and Bidco, and GW has supplied all such information relating to GW.

GW and Jazz have not authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this proxy statement, and GW and Jazz take no responsibility for, and can provide no assurance as to the reliability of, any information others may give you. This proxy statement is dated [●], 2021, and you should not assume that the information contained in this proxy statement is accurate as of any date other than such date. Further, you should not assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of the incorporated document. Neither the mailing of this proxy statement to GW shareholders nor the delivery of Jazz ordinary shares pursuant to the Scheme of Arrangement will create any implication to the contrary.

This proxy statement is first being mailed or otherwise delivered to GW shareholders on or about [●], 2021.

CERTAIN DEFINITIONS

Unless otherwise indicated or as the context otherwise requires, all references in this proxy statement to:

•	“ADS deliverables” means the per ADS cash consideration and the per ADS share deliverable.

•

“Average Market Exchange Rate” means the average $:£ exchange rate to be calculated by dividing the total amount of US dollars converted by Bidco pursuant to the Currency Conversion Facility by the total amount of British pounds received by Bidco pursuant to such currency conversion trades less any applicable and properly incurred transaction, foreign exchange and dealing costs or commissions associated with such conversion.

•	“Bidco” means Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated in England and Wales and an indirect wholly owned subsidiary of Jazz.

•	“Bidco Group” means Jazz, Bidco and other any direct or indirect subsidiaries of Jazz from time to time.

•	“cash consideration” means an amount per Scheme Share equal to $16.66 2⁄3 in cash.

•	“Cash Memorandum Account” has the meaning given in the CREST Manual.

•	“Centerview” means Centerview Partners LLC, financial advisor to GW.

•	“closing” means the closing of the Transaction.

•	“closing date” means the date on which the closing actually occurs.

•	“Companies Act” means the Companies Act 2006.

•	“Court” means the High Court of Justice of England and Wales.

•	“Court Meeting” means the meeting of the eligible GW shareholders convened with the permission of the Court for the purpose of considering and, if thought fit, approving the Scheme Proposal.

•	“Court Order” means the order of the Court sanctioning the Scheme of Arrangement under section 899 of the Companies Act.

•	“Court Sanction Hearing” means the Court hearing at which the Court will decide whether to sanction the Scheme of Arrangement.

•	“CREST Manual” means the CREST Manual published by Euroclear as amended from time to time.

•

“Currency Conversion Facility” means the facility under which Scheme Shareholders (other than the Depositary or any other entity which may hold legal title to the GW ordinary shares underlying the GW ADSs) may elect to receive the cash consideration in British pounds.

•

“Currency Election” means an election under the Currency Conversion Facility to receive the cash consideration in British pounds instead of US dollars which is made by eligible Scheme Shareholders in accordance with the instructions set out in the section entitled “Notes for Making Currency Elections” beginning on page 165 of this proxy statement.

•

“Deposit Agreement” means the deposit agreement, dated as of May 7, 2013, by and among GW, the Depositary and all holders and beneficial owners of GW ADSs issued thereunder, as amended, modified or supplemented from time to time.

•	“Depositary” means Citibank, N.A. as depositary under the Deposit Agreement.

•

“DR Nominee” has the meaning set forth in the Scheme of Arrangement (being a company falling within Section 67(6) and Section 93(3) of the UK Finance Act 1986 as Bidco may in its sole discretion appoint in order to act as transferee of the GW ordinary shares underlying the GW ADSs pursuant to the Scheme of Arrangement).

•	“DTC” means The Depository Trust Company.

•

“effective time” means the time at which the Scheme of Arrangement becomes effective (being the time that the Court Order is delivered to the Registrar of Companies in England and Wales in accordance with section 899(4) of the Companies Act).

•	“Euroclear” means Euroclear UK & Ireland Limited incorporated in England and Wales with registered number 02878738.

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

•

“Form of Election” means the form of election under which a registered holder of GW ordinary shares (other than the Depositary) in certificated form may make a Currency Election, subject to the terms and conditions set out in this proxy statement.

•

“General Meeting” means the general meeting of the eligible GW shareholders to be held for the purpose of considering and, if thought fit, passing the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

•	“Goldman Sachs” means Goldman Sachs & Co. LLC, financial advisor to GW.

•	“GW” means GW Pharmaceuticals plc, a public limited company incorporated in England and Wales.

•

“GW ADS Fees” means (i) a $0.05 per GW ADS cancellation fee, (ii) a $0.05 per GW ADS distribution fee for the distribution of the ADS deliverables and (iii) any other fees and expenses payable by such holders pursuant to the terms of the Deposit Agreement.

•	“GW ADS Register” means the register of GW ADSs and registered holders of GW ADSs maintained by the Depositary.

•

“GW ADSs” means American Depositary Shares representing, as of the date of this proxy statement, a beneficial ownership interest in 12 GW ordinary shares on deposit with the Depositary (or a custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement.

•	“GW ADS Voting Record Time” means 5:00 p.m. (New York time) on [●], 2021.

•	“GW Articles” means the articles of association of GW.

•	“GW Board” means the Board of Directors of GW.

•

“GW Board recommendation” means the recommendation by the GW Board that GW shareholders vote in favor of the Scheme Proposal at the Court Meeting and the Scheme Implementation Proposal at the General Meeting.

•	“GW ordinary shares” means ordinary shares, par value £0.001 per share, of GW.

•	“GW shareholders” means holders of GW ordinary shares and/or holders of GW ADSs.

•	“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

•	“Jazz” means Jazz Pharmaceuticals Public Limited Company, a public limited company incorporated in the Republic of Ireland with registered number 399192.

•

“Jazz average share price” means the volume weighted average sales price of the Jazz ordinary shares for the consecutive period of 15 trading days beginning at 9:30 a.m. New York time on the 18th trading day immediately preceding the date on which the Scheme of Arrangement becomes effective and concluding at 4:00 p.m. New York time on the fourth trading day immediately preceding such date, as calculated by Bloomberg L.P.

•	“Jazz Board” means the Board of Directors of Jazz.

•	“Jazz Constitution” means the memorandum and articles of association of Jazz.

•	“Jazz ordinary shares” means ordinary shares, nominal value $0.0001 per share, of Jazz.

•	“Nasdaq” means the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable.

•

“Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements” means the proposal at the General Meeting to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to GW’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 92 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable.

•	“per ADS cash consideration” means an amount equal to $200 in cash (less the (i) GW ADS Fees and (ii) applicable withholding taxes).

•	“per ADS share deliverable” means an amount of Jazz ordinary shares equal to 12 times the share deliverable.

•	“Proposals” means the Scheme Proposal, the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

•	“required GW shareholder approvals” means the Scheme Proposal and the Scheme Implementation Proposal.

•	“scheme deliverables” means the cash consideration and the share deliverable.

•

“Scheme Implementation Proposal” means at the General Meeting the proposal to (i) authorize the GW Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the GW Articles in order to facilitate the Transaction, including provisions to ensure that any GW ordinary shares that are issued at or after the Voting Record Time will either be subject to the terms of the Scheme of Arrangement or will be acquired by Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) on the same terms as under the Scheme of Arrangement.

•

“Scheme of Arrangement” or “Scheme” means the court-sanctioned scheme of arrangement to effect the Transaction under Part 26 of the Companies Act, as set out in the section entitled “The Scheme of Arrangement” beginning on page 120 of this proxy statement.

•	“Scheme Proposal” means the proposal at the Court Meeting to approve the Scheme of Arrangement.

•	“Scheme Record Time” has the meaning set forth in the Scheme of Arrangement.

•	“Scheme Shareholders” has the meaning set forth in the Scheme of Arrangement, being the holders of Scheme Shares whose names appear in the register of members of GW at the Scheme Record Time.

•	“Scheme Shares” has the meaning set forth in the Scheme of Arrangement, being the GW ordinary shares:

•	in issue at the date of this proxy statement;

•	(if any) issued after the date of this proxy statement and prior to the Voting Record Time;

•

(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme of Arrangement;

in each case remaining in issue at the Scheme Record Time, but excluding (i) any GW ordinary shares which are registered in the name of or beneficially owned by any member of the Bidco Group or by any of their respective nominees and (ii) any GW ordinary shares held in treasury by GW.

•	“SEC” means the U.S. Securities and Exchange Commission.

•	“Securities Act” means the Securities Act of 1933, as amended.

•	“share deliverable” means an amount of Jazz ordinary shares equal to the exchange ratio.

•	“Shareholder Meetings” means the Court Meeting and the General Meeting.

•

“Transaction” means the acquisition by Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) of the entire issued and to be issued share capital of GW pursuant to the Transaction Agreement and the Scheme of Arrangement.

•	“Transaction Agreement” means the transaction agreement, dated as of February 3, 2021, by and among GW, Jazz and Bidco, as it may be amended from time to time.

•	“transaction deliverables” means the scheme deliverables, when used in relation to holders of GW ordinary shares, and the ADS deliverables, when used in relation to holders of GW ADSs.

•	“TTE Instruction” means a transfer to escrow instruction as defined in the CREST Manual.

•

“VAT” means (i) any tax charged or imposed pursuant to Council Directive 2006/112/EC or any national legislation implementing such Directive; and (ii) to the extent not included in (i), any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and any related secondary legislation.

•	“Virtual Meeting Platform” means a virtual meeting platform provided by Lumi AGM UK Limited.

•

“Voting Record Time” means 6:00 p.m. (London time) on [●], 2021 or, if the Court Meeting and/or General Meeting is adjourned, 6:00 p.m. (London time) on the date which is two business days before the date fixed for the adjourned meeting(s).

•	“$”, “US dollars” and “USD” are references to United States dollars.

•	“£”, “British pounds” and “GBP” are references to the lawful currency of the United Kingdom.

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

All dates and times are based on GW’s current expectations and are subject to change. If any of the dates or times in this expected timetable change, GW will publicly announce the changes.

Event	Time and/or Date(1)
Publication of this document	[●], 2021

GW ADS Voting Record Time	5:00 p.m. (New York time) on [●], 2021

Latest time for receipt by the Depositary of GW ADS voting instructions for Court Meeting and General Meeting	10:00 a.m. (New York time) on [●], 2021

Latest time for receipt by GW’s Registrar of forms of proxy for Court Meeting (BLUE form)	[●] (London time) on [●], 2021(2)

Latest time for receipt by GW’s Registrar of forms of proxy for General Meeting (YELLOW form)	[●] (London time) on [●], 2021(3)

Latest time for receipt by GW’s Registrar of Form of Election (RED form) or TTE Instructions relating to Currency Election	[●] p.m. (London time) on [●], 2021

Voting Record Time	6:00 p.m. (London time) on [●], 2021(4)

Court Meeting	[●] p.m. (London time) on [●], 2021

General Meeting	[●] p.m. (London time) on [●], 2021(5)

The following dates and times associated with the Scheme of Arrangement are presented for illustrative purposes only, are subject to change and will depend on, among other things, the date on which the conditions to the Scheme of Arrangement are satisfied or, if capable of waiver, waived and the date on which the Court sanctions the Scheme of Arrangement. GW will give adequate notice of all of these dates and times, when known, by public announcement. Further updates and changes to these times will be notified in the same way. See also note (1).

Last day for dealings in ADSs on Nasdaq	D-1 or D

Scheme Record Time	6:00 p.m. (London time) on D-1

Suspension of dealings in ADSs	D

Court Sanction Hearing	[●] (London time) on D

Effective date of the Scheme of Arrangement	D (“D”)

Last day for settlement of trades of GW ADSs on Nasdaq	D+1 or D+2(6)

Latest date for dispatch of checks and crediting of CREST accounts for the scheme deliverables	D+14

(1)	The dates and times given are indicative only and are based on current expectations and are subject to change (including as a result of changes to the regulatory timetable).
(2)

It is requested that the blue form of proxy for the Court Meeting be received by [●] on [●], 2021, or, if the Court Meeting is adjourned, 48 hours prior to the time fixed for the adjourned Court Meeting (excluding any part of such 48-hour period falling on a non-working day). If the blue form of proxy is not lodged by this time, it may be emailed to post_proxy_deadline_court_votes@linkgroup.co.uk at any time prior to the commencement of the Court Meeting.

(3)

In order to be valid, the yellow form of proxy for the General Meeting must be received by [●] (London time) on [●], 2021 or, if the General Meeting is adjourned, 48-hours prior to the time fixed for the adjourned General Meeting (excluding any part of such 48 hour period falling on a non-working day).

(4)

If either the Court Meeting or the General Meeting is adjourned, the Voting Record Time for the relevant adjourned meeting will be 6:00 p.m. (London time) on the day which is two business days prior to the date of the adjourned meeting.

(5)	To commence at [●] p.m. (London time) or as soon thereafter as the Court Meeting concludes or is adjourned.
(6)	Holders of GW ADSs at this time will be entitled to the ADS deliverables.

i

ii

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND SHAREHOLDER MEETINGS

The following questions and answers are intended to briefly address some commonly asked questions regarding the Transaction, the Transaction Agreement and the Shareholder Meetings. These questions and answers may not address all questions that may be important to you as a GW shareholder. Please refer to the section entitled “Summary” beginning on page 16 of this proxy statement and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

On February 3, 2021, GW, Jazz and Bidco entered into the Transaction Agreement, pursuant to which Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) will acquire the entire issued and to be issued share capital of GW. The Transaction will be implemented by means of the Scheme of Arrangement, which is a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

The Transaction is conditional on, among other things, GW shareholders approving the Scheme Proposal at the Court Meeting and the Scheme Implementation Proposal at the General Meeting. In order for the Transaction to proceed, it is therefore very important that you vote at both the Court Meeting and the General Meeting. As set out elsewhere in this proxy statement, the GW Board unanimously recommends that you vote in favor of the resolutions at the Court Meeting and the General Meeting. Instructions on how to vote are set out beginning on page 42, in the case of GW ADS holders, and 45, in the case of GW ordinary shareholders, of this proxy statement.

We have included in this proxy statement important information about the Transaction, the Transaction Agreement (a copy of which is included as Annex A to this proxy statement) and the Shareholder Meetings. You should read this information carefully and in its entirety. The enclosed forms of proxy (for registered holders of GW ordinary shares) and voting instruction cards (for registered holders of GW ADSs) will allow GW shareholders to vote at the Shareholder Meetings without attending remotely.

After completion of the Transaction, GW will be an indirect wholly owned subsidiary of Jazz, the GW ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and GW will no longer be required to file periodic reports with the SEC.

Q:	What is the Scheme of Arrangement?

A:

A “scheme of arrangement” is a court-sanctioned arrangement between an English company (such as GW) and its shareholders under Part 26 of the Companies Act, which can be used as a transaction structure to effect an acquisition, takeover or other business combination. A scheme of arrangement enables a buyer to acquire the entire issued share capital of a target company if the scheme of arrangement has been approved by the requisite majorities of the target company’s shareholders and the scheme of arrangement has been sanctioned by the Court.

The Transaction will be completed by means of the Scheme of Arrangement, a copy of which is included in this proxy statement beginning on page 120, which will enable Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) to acquire the outstanding GW ordinary shares. In order to be effected, the Scheme of Arrangement requires the approval of the requisite majorities of GW shareholders and the sanction of the Court. The Scheme of Arrangement and the votes required by the GW shareholders to approve the Scheme of Arrangement are further described under the section entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” beginning on page 33 of this proxy statement.

Q:	What will I receive if the Transaction is completed?

A:	If the Transaction is completed:

•	all GW ordinary shares will be acquired by Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee);

•

holders of GW ordinary shares as of the record time for the Scheme of Arrangement will have the right to receive, for each GW ordinary share held by them at such time, the scheme deliverables, consisting of an amount equal to $16.66 2⁄3 in cash plus an amount of Jazz ordinary shares equal to the exchange ratio; and

•

accordingly, holders of GW ADSs as of the effective time will have the right to receive, for each GW ADS, an amount equal to $200 in cash (less the GW ADS Fees and any applicable withholding taxes) plus an amount of Jazz ordinary shares equal to 12 times the share deliverable.

You will not have any rights with respect to your GW ordinary shares and/or GW ADSs after the completion of the Transaction other than the right to receive the applicable transaction deliverables.

The cash consideration is denominated in US dollars. However, a Currency Conversion Facility is being made available to registered holders of GW ordinary shares (other than the Depositary) pursuant to which they will be able to elect (subject to the terms and conditions of the Currency Conversion Facility) to receive the cash consideration in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time before the relevant payment date. No Currency Conversion Facility will be made available to holders of GW ADSs. See the sections entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” and “Notes for Making Currency Elections” beginning on pages 33 and 165, respectively, of this proxy statement for further information.

Q:	What is the exchange ratio?

A:	The exchange ratio is used to determine the number of Jazz ordinary shares that GW shareholders will be entitled to receive for each GW ordinary share or GW ADS, as applicable, they hold.

The “exchange ratio” will be determined as follows:

•

if the Jazz average share price (which is defined as the volume weighted average sales price of the Jazz ordinary shares for the consecutive period of 15 trading days beginning at 9:30 a.m. New York time on the 18th trading day immediately preceding the closing date and concluding at 4:00 p.m. New York time on the fourth trading day immediately preceding the closing date, as calculated by Bloomberg L.P.) is greater than $139.72 but less than $170.76, the exchange ratio will be equal to the quotient obtained by dividing (x) $1.66 2⁄3 by (y) the Jazz average share price, rounded to the nearest millionth of a share (corresponding to a per ADS share deliverable equal to an amount of Jazz ordinary shares equal to the quotient obtained by dividing (x) $20.00 by (y) the Jazz average share price);

•	if the Jazz average share price is equal to or less than $139.72, the exchange ratio will be 0.011929 (corresponding to a per ADS share deliverable of 0.143148 Jazz ordinary shares); and

•	if the Jazz average share price is equal to or greater than $170.76, the exchange ratio will be 0.009760 (corresponding to a per ADS share deliverable of 0.117120 Jazz ordinary shares).

Accordingly, the actual number of Jazz ordinary shares and the value of Jazz ordinary shares delivered to holders of GW ordinary shares (and, in consequence, to holders of GW ADSs) will depend on the Jazz average share price, and you will not be able to ascertain the precise value of the stock component of the transaction deliverables at the time you vote at the Shareholder Meetings. Jazz ordinary shares are traded on Nasdaq under the trading symbol “JAZZ” and we encourage you to obtain current market quotations for the Jazz ordinary shares, given that part of the scheme deliverables and ADS deliverables are made up of Jazz ordinary shares.

Based on the closing price of Jazz ordinary shares on Nasdaq on [●], 2021, the latest practicable date before the mailing of this proxy statement, and assuming that such price was to be the Jazz average share price, the applicable exchange ratio would be [●] and the aggregate value of the scheme deliverables would be $[●] for each GW ordinary share and the aggregate value of the ADS deliverables would be $[●] for each GW ADS (less applicable GW ADS Fees and any applicable withholding taxes). Therefore, if you hold, for example, 10 GW ADSs (which corresponds to 120 GW ordinary shares), you would receive: (i) $2,000 (being an amount equal to $200 per GW ADS (or $16.66 2⁄3 per GW ordinary share)) in cash; plus (ii) [●] Jazz ordinary shares (being an amount of Jazz ordinary shares equal to the share deliverable times 12 per GW ADS (or equal to the exchange ratio per GW ordinary share); less (iii) if you are a GW ADS holder only, $1.00 (being the GW ADS Fees in respect of 10 GW ADSs, assuming there are no other such GW ADS Fees) and any applicable withholding taxes; plus cash in lieu of any fractional Jazz ordinary shares to which you would otherwise have been entitled.

We urge you to obtain current market quotations of Jazz ordinary shares.

Q:	What happens if I am eligible to receive a fraction of a Jazz ordinary share pursuant to the Transaction?

A:

Holders of GW ordinary shares will not receive any fractional Jazz ordinary shares pursuant to the Transaction. Instead, fractional shares to which holders of GW ordinary shares would otherwise be entitled will be aggregated and sold in the market by the exchange agent, with the net proceeds of any such sale (after deduction of the expenses of the sale, including taxes) distributed in cash in due proportion to the fractional shares to which such shareholder would otherwise have been entitled, without interest and subject to any required tax withholding.

If reasonably practicable, unless other arrangements are reasonably acceptable to GW, Bidco and Jazz, GW ADSs will be treated by the Depositary, as closely as reasonably possible, in the same manner as GW ordinary shares are treated by the exchange agent with respect to the treatment of fractional shares.

See the sections entitled “The Transaction Agreement—Scheme Deliverables to GW Shareholders” and “The Transaction Agreement—Exchange of GW Ordinary Shares” beginning on pages 97 and 99, respectively, of this proxy statement.

Q:	What is the Currency Conversion Facility?

A:

The cash consideration is denominated in US dollars. However, a Currency Conversion Facility is being made available to registered holders of GW ordinary shares (other than the Depositary) pursuant to which they will be able to elect (subject to the terms and conditions of the Currency Conversion Facility) to receive the cash consideration in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time before the relevant payment date. No Currency Conversion Facility will be made available to holders of GW ADSs. See the sections entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” and “Notes for Making Currency Elections” beginning on pages 33 and 165, respectively, of this proxy statement for further information.

Q:	What will holders of GW equity compensation awards receive if the Transaction is completed?

A:	At the effective time, subject to all required withholding taxes:

Each outstanding option to purchase GW ordinary shares or GW ADSs (each, a “Share Option”) granted before the date of the Transaction Agreement (each, a “Pre-2021 Share Option”) and each Share Option granted following the date of the Transaction Agreement to GW’s non-employee directors that is outstanding immediately prior to the effective time, to the extent unvested, will be deemed to be fully vested and each such Share Option will be exercised automatically at the effective time and the holder will be entitled to receive, in full satisfaction of their rights in respect of such Share Option, an amount in cash, without interest, equal to the product of (x) the number of GW ADSs underlying such Share Option (or if such Share Option is in respect of GW ordinary shares, the number of GW ordinary shares divided by 12 (rounded up to the nearest whole number)) and (y) the excess (if any) of the Value of the scheme deliverables over the per share exercise price of each Share Option (or, if the share exercise price is in respect of GW ordinary shares, the share exercise price multiplied by 12). For this purpose, the “Value” means the sum of (i) the product of (A) the per ADS share deliverable multiplied by (B) the opening price on Nasdaq of a Jazz ordinary share on the closing date of the Transaction and (ii) the per ADS cash consideration.

Each Share Option granted to GW’s employees following the date of the Transaction Agreement (each, a “2021 Share Option”) outstanding immediately prior to the effective time, whether vested or unvested, will become vested as to one-third of the 2021 Share Option at the effective time and will be treated in accordance with the previous paragraph. The remaining two-thirds of such 2021 Share Option will cease to represent a right to acquire the GW ADSs and will be converted automatically into an option to acquire Jazz ordinary shares (a “Jazz Option”), half of which will vest on the first anniversary of the original grant date and half of which will vest on the second anniversary of the original grant date, subject to accelerated vesting in connection with qualifying terminations of employment. The number of Jazz ordinary shares subject to each such Jazz Option will be equal to the product of (x) the number of GW ADSs underlying such two-thirds of 2021 Share Option immediately prior to the effective time multiplied by (y) the GW option exchange ratio, and rounding such product down to the nearest whole share. The per share exercise price for each such Jazz Option will be determined by dividing: (A) the per share exercise price for the GW ADSs underlying such 2021 Share Option immediately prior to the effective time; by (B) the GW option exchange ratio (and rounding such quotient up to the nearest whole cent). Any outstanding 2021 Share Option that is, as of immediately prior to the effective time, subject to performance-based vesting, will be deemed to have fully satisfied all applicable performance goals such that the corresponding Jazz Option will only continue to vest over the remaining service-vesting schedule. For the purposes of the foregoing, the “GW option exchange ratio” is equal to the sum of (A) the per ADS share deliverable plus (B) the per ADS cash consideration divided by the Jazz average share price.

Q:	What are GW shareholders being asked to consider and approve?

A.	GW shareholders are being asked to consider and approve the following resolutions at the Shareholder Meetings:

Proposal	Description	GW Board Recommendation	Approval required to complete the Transaction
Court Meeting

1. Scheme Proposal	To approve the Scheme of Arrangement.	FOR	Yes

General Meeting

1. Scheme Implementation Proposal	To (i) authorize the GW Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the GW Articles in order to facilitate	FOR	Yes

Proposal	Description	GW Board Recommendation	Approval required to complete the Transaction
the Transaction, including provisions to ensure that any GW ordinary shares that are issued at or after the Voting Record Time will either be subject to the terms of the Scheme of Arrangement or will be acquired by Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) on the same terms as under the Scheme of Arrangement.
2. Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements	To approve, on an advisory,
non-binding basis, the
compensation that may be
paid or become payable to
GW’s named executive
officers in connection with
the Transaction, as disclosed
in the table entitled
“Potential Payments to
Named Executive Officers”
beginning on page 92 of this
proxy statement, including
the associated narrative
discussion, and the
agreements or understandings pursuant to which such
compensation may be paid or
	become payable.	FOR	No

The Transaction cannot be completed unless each of the Scheme Proposal and the Scheme Implementation Proposal is passed. Each copy of this proxy statement mailed to registered holders of GW ordinary shares is accompanied by two forms of proxy with instructions for voting.

For registered holders of GW ordinary shares, the blue form of proxy corresponds to the Court Meeting and the yellow form of proxy corresponds to the General Meeting. The Depositary will mail to registered holders of GW ADSs as of the GW ADS Voting Record Time (i) a Depositary Notice of Court Meeting and General Meeting for GW Pharmaceuticals plc, (ii) a voting instruction card and (iii) this proxy statement. You are encouraged to submit a proxy (by post, online or electronically through CREST) or voting instructions for each of the Court Meeting and the General Meeting as soon as possible. If you hold GW ordinary shares or GW ADSs indirectly through a broker, bank, trust company or other nominee you must rely on the procedures of such broker, bank, trust company or other nominee in order to submit your voting instructions for both the Court Meeting and the General Meeting. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, including Scheme Shareholders who vote against the Scheme Proposal and the Scheme Implementation Proposal.

Q:	How does the GW Board recommend that I vote at the Shareholder Meetings?

A:

The GW Board unanimously recommends that GW shareholders vote “FOR” the Scheme Proposal at the Court meeting, “FOR” the Scheme Implementation Proposal at the General Meeting and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting. See the section entitled “The Transaction—Recommendation of the GW Board; GW’s Reasons for the Transaction” beginning on page 62 of this proxy statement.

Q:	What are the Shareholder Meetings?

A:	GW is holding two separate GW shareholder meetings in connection with the Transaction:

Court Meeting: In order for the Scheme of Arrangement to become effective, the Scheme of Arrangement must be approved by the requisite majorities of Scheme Shareholders. This approval is to be obtained at the Court Meeting, which is convened with the permission of the Court. The purpose of the Court Meeting is to allow the Court to ascertain whether Scheme Shareholders are in favor of the Scheme of Arrangement.

General Meeting: In addition to the approval of the Scheme of Arrangement at the Court Meeting, certain additional resolutions regarding the Transaction are proposed to be approved at the General Meeting.

Q:	When and where are the Court Meeting and the General Meeting?

A:

The Court Meeting will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom on [●], 2021 at [●] p.m. (London time). The General Meeting will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom on [●], 2021 at [●] p.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

At the time of mailing of this proxy statement, the UK Government has prohibited large public gatherings, except in certain limited circumstances. In light of these measures, together with the uncertainty as to any additional and/or alternative measures that may be put in place by the UK Government, and in order to protect the health and safety of the GW shareholders and GW directors, officers and employees, GW shareholders will not be permitted to attend the Shareholder Meetings in person, except for the Chair of the Shareholder Meetings and anyone else nominated by the Chair of the Shareholder Meetings. However, holders of GW ordinary shares will be able to attend, submit questions and vote at each Shareholder Meeting remotely via the Virtual Meeting Platform as described in the notices of meeting attached to this proxy statement. GW ordinary shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW ordinary shareholders to be seen and heard through an audio visual link during the course of the Shareholder Meetings if they would prefer to do so.

GW shareholders are strongly encouraged to appoint the Chair of the Shareholder Meetings as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the relevant meeting in person, but will be able to attend, submit questions and vote at the relevant meeting remotely via the Virtual Meeting Platform, further details of which are set out below and in the Virtual Meeting Guide.

Q:	What are “Scheme Shares”, “Scheme Shareholders” and the “Scheme Record Time”?

A:	Under the Scheme of Arrangement:

“Scheme Shares” are the GW ordinary shares:

•	in issue at the date of this proxy statement;

•	(if any) issued after the date of this proxy statement and prior to the Voting Record Time;

•

(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme of Arrangement;

in each case, remaining in issue at the Scheme Record Time, but excluding (i) any GW ordinary shares which are registered in the name of or beneficially owned by any member of the Bidco Group or by any of their respective nominees and (ii) any GW ordinary shares held in treasury by GW.

“Scheme Shareholders” are the holders of Scheme Shares whose names appear in the register of members of GW at the Scheme Record Time.

The “Scheme Record Time” is expected to be 6:00 p.m. (London time) on the business day immediately prior to the effective time.

Accordingly, if you are a registered holder of GW ordinary shares and do not sell your shares prior to the Scheme Record Time, your GW ordinary shares will be Scheme Shares and you will be a Scheme Shareholder.

Q:	What is the Voting Record Time? What is the GW ADS Voting Record Time?

A:

The holders of GW ordinary shares that will be entitled to vote at the Shareholder Meetings are those listed in GW’s register of members as of the Voting Record Time, which is 6:00 p.m. (London time) on [●], 2021, or, if either Shareholder Meeting is adjourned, 6:00 p.m. (London time) on the day which is two business days prior to the date of the adjourned meeting.

The holders of GW ADSs that will be entitled to provide voting instructions to the Depositary in respect of the Shareholder Meetings are those registered on the GW ADS Register as of the GW ADS Voting Record Time, which is 5:00 p.m. (New York time) on [●], 2021.

Q:	Who can attend and vote at the Court Meeting and General Meeting?

A:

If you are a “shareholder of record”: Each GW shareholder who is entered in GW’s register of members at the Voting Record Time will be entitled to attend and vote (remotely, via the Virtual Meeting Platform) on all resolutions to be put to the Court Meeting and the General Meeting.

If either meeting is adjourned, only those GW shareholders on the register of members at 6:00 p.m. (London time) on the date which is two days (excluding non-working days) before the adjourned meeting will be entitled to attend and vote.

If you hold GW ordinary shares in “street name”: If you hold your GW ordinary shares through a broker, bank, trust company or other nominee, as a matter of English law your name will not be entered in GW’s register of members. You will need to contact your broker, bank, trust company or other nominee in order to submit your voting instructions for both the Court Meeting and the General Meeting. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

If you wish to vote directly (whether remotely or by proxy) (i.e., in your own name) at the Court Meeting or General Meeting, you must complete a stock transfer request form in respect of such GW ordinary shares, pay any related UK stamp duty, if applicable, and return the completed stock transfer request form and related documentation to GW’s transfer agent, Link Group, prior to the Voting Record Time. Such holders that wish to vote directly at the Court Meeting or General Meeting should take care to complete and return a stock transfer request form in respect of their GW ordinary shares to permit processing to be completed by Link Group prior to the Voting Record Time.

If you are a GW ADS holder of record: GW ADS holders are not entitled to vote directly on the resolutions at the Court Meeting or the General Meeting. Instead, GW ADS holders on the GW ADS Register at the GW ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Shareholder Meetings as long as those instructions are received no later than 10:00 a.m. (New York time) on [●], 2021, or if the Shareholder Meetings are adjourned, such later date as may be notified by the Depositary.

If you hold GW ADSs in “street name”: If you hold GW ADSs indirectly through a broker, bank, trust company or other nominee you must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a GW ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

Q:	Can a GW ADS holder vote directly at the Court Meeting or General Meeting?

A:

If you are a GW ADS holder and you wish to vote directly (whether remotely or by proxy) at the Court Meeting or the General Meeting, you must elect to become a shareholder of record by surrendering your GW ADSs to the Depositary in exchange for the GW ordinary shares represented by those GW ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of GW ordinary shares prior to the Voting Record Time. In order to surrender your GW ADSs and withdraw the underlying GW ordinary shares:

•

if you are a registered holder of GW ADSs, you should follow the steps described under “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” beginning on page 33 of this proxy statement; and

•

if you hold GW ADSs indirectly through a broker, bank, trust company or other nominee, you should contact your broker, bank, trust company or nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.

Q:	What is the quorum requirement of the General Meeting?

A:

The presence at the General Meeting of two members present, in person (including remotely via the Virtual Meeting Platform) or by proxy or corporate representative, who represent at least one-third of the voting rights of all the members entitled to attend and vote on the business to be transacted at the General Meeting is necessary to constitute a quorum.

Q:	What is the required vote for each Proposal?

A:

The Scheme Proposal must be approved by a simple majority in number of GW ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy, representing at least 75% in value of the GW ordinary shares in respect of which a vote has been cast. This dual majority is intended to provide protection to both majority and minority shareholders of record of GW.

If you are a GW ADS holder it is the underlying GW ordinary shares voted by the Depositary at your direction which will be counted for the purposes of the above tests. While all of the GW ordinary shares voted by the Depositary will count towards the 75% in value test, it is important to be aware that, because the Depositary’s nominee is the registered holder of the GW ordinary shares underlying your GW ADSs, you will not yourself be counted towards the majority in number test. Accordingly, if you wish to be counted towards the majority in number test you must elect to become a shareholder of record by surrendering at least one of your GW ADSs to the Depositary in exchange for the GW ordinary shares represented by those GW ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of GW ordinary shares prior to the Voting Record Time.

The Scheme Implementation Proposal must be approved by at least 75% of the votes cast by GW ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy.

The Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements must be approved by a simple majority of the votes cast by GW ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy.

Q:	What happens if I sell my GW ordinary shares or GW ADSs before completion of the Transaction?

A:

If you are a holder of GW ordinary shares, in order to receive the scheme deliverables for your GW ordinary shares, you must hold your GW ordinary shares at the Scheme Record Time. Consequently, if you transfer your GW ordinary shares before the Scheme Record Time, you will have transferred your right to receive the scheme deliverables if the Transaction is completed.

The Voting Record Time and GW ADS Voting Record Time, which determine the GW ordinary shareholders entitled to vote at the Shareholder Meetings and GW ADS holders entitled to provide voting instructions to the Depositary in accordance with the terms of the Deposit Agreement, respectively, are earlier than the Scheme Record Time. If you are a holder of GW ordinary shares and you transfer your GW ordinary shares after the Voting Record Time but prior to the Scheme Record Time, you will retain any rights you hold to vote at the Shareholder Meetings but will not have the right to receive the scheme deliverables.

If you are a GW ADS holder, in order to receive the ADS deliverables for your GW ADSs, you must not have sold your GW ADSs prior to the effective time (including not having sold prior to the effective time in trades that will settle after the effective time). Consequently, if you transfer your GW ADSs before the effective time, you will not be entitled to receive the ADS deliverables. Because we expect that the last day of trading of the GW ADSs on Nasdaq will be either the trading day prior to the closing date or the closing date, the persons entitled to the ADS deliverables will not be known until the end of the first or second trading day following the effective date of the scheme, which is the date that any trades made on the last day of trading of the GW ADSs on Nasdaq will settle.

Q:	Does my vote matter?

A:

Yes. It is important that eligible GW shareholders vote at both of the Shareholder Meetings and that holders of GW ADSs issue voting instructions to the Depositary to vote at both of the Shareholder Meetings on their behalf.

The Transaction cannot be completed unless the Scheme Proposal is approved at the Court Meeting and the Scheme Implementation Proposal is approved at the General Meeting.

Q:	What do I need to do now?

A:

If you are a “shareholder of record”: If you hold GW ordinary shares registered in your own name, you are entitled to attend the Court Meeting and the General Meeting to vote either remotely or to appoint another person or persons as your proxy or proxies to attend and vote on your behalf, in accordance with the procedures further outlined in this proxy statement. You are strongly encouraged to appoint the Chair of the Shareholder Meetings as your proxy. Only directors of GW will be permitted to attend in person. If any other person is appointed as proxy, he or she will not be permitted to attend the Shareholder Meetings in person, but will be able to attend, submit questions and vote at the Shareholder Meetings remotely via the Virtual Meeting Platform. GW ordinary shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW ordinary shareholders to be seen and heard through an audio visual link during the course of the Shareholder Meetings if they would prefer to do so.

If you hold GW ordinary shares in “street name”: Holders of GW ordinary shares who hold their GW ordinary shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of GW ordinary shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you are a beneficial holder but not the legal holder of GW ordinary shares then, as a matter of English law, your name is not entered in GW’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting or General Meeting, you must become a registered holder of GW ordinary shares by arranging for the completion of a stock transfer form or CREST transfer form by the applicable registered holder in respect of the GW ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form (or CREST transfer form) and related documentation (as applicable) to GW’s transfer agent, Link Group at Corporate Actions, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom, prior to the Voting Record Time. Beneficial holders who wish to attend and vote directly at the Court Meeting or General Meeting should send such stock transfer form (or CREST transfer form) in respect of their GW ordinary shares to permit processing to be completed by Link Group prior to the Voting Record Time.

If either Shareholder Meeting is adjourned, only those GW shareholders on the register of members at 6:00 p.m. (London time) on the day which is two business days before the adjourned meeting will be entitled to attend and vote.

If you are a GW ADS holder: GW ADS holders are not entitled to vote directly at the Court Meeting or the General Meeting. Instead, GW ADS holders on the GW ADS Register as at the GW ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Shareholder Meetings and will be sent a Depositary Notice of Court Meeting and General Meeting for GW Pharmaceuticals plc as well as a GW ADS voting instruction card to be completed and returned in accordance with the instructions printed thereon. The voting instructions must be received by the Depositary no later than 10:00 a.m. (New York time) on [●], 2021, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.

Holders of GW ADSs who hold their GW ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a GW ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.

The Depositary will collate all votes properly timely submitted by holders of GW ADSs and submit a vote on behalf of all such holders.

If you are a GW ADS holder and you wish to vote directly (whether remotely or by proxy) on the Scheme at the Court Meeting or the resolutions at the General Meeting, you must elect to become a shareholder of record by surrendering your GW ADSs to the Depositary to withdraw the GW ordinary shares represented by those GW ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of GW ordinary shares prior to the Voting Record Time. In order to surrender your GW ADSs and withdraw the underlying GW ordinary shares if you hold GW ADSs indirectly through a broker, bank, trust company or other nominee you should contact your broker, bank, trust company or other nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.

Q:	Why did I receive two forms of proxy as a holder of GW ordinary shares?

A:

Each registered holder of GW ordinary shares has been sent a blue form of proxy for use in respect of the Court Meeting and a yellow form of proxy for use in respect of the General Meeting. If you have not received two forms of proxy, please contact Link Group at +44 371 664 0321.

As an alternative to completing and returning the printed blue and yellow forms of proxy, proxies may be appointed electronically by logging on to the following website: www.signalshares.com and following the instructions therein, as further explained in the Notes to the Notices of the Shareholder Meetings.

If you hold GW ordinary shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Shareholder Meetings (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual, and as further explained in the Notes to the Notices of the Shareholder Meetings.

Your vote is very important. You are encouraged to submit a proxy card (by post, online or electronically through CREST) for BOTH the Court Meeting and the General Meeting as soon as possible.

Q:	What happens if I do not vote or abstain from voting?

A:

Holders of GW ordinary shares: If you are the registered holder of GW ordinary shares and do not vote and do not appoint another person as your proxy to remotely attend and vote on your behalf, your GW ordinary shares will not be counted for purposes of determining whether a quorum is present at the General Meeting or for calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.

If your GW ordinary shares are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your GW ordinary shares, we expect that your GW ordinary shares will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.

There is a “WITHHELD” option to enable you to abstain on the Proposals at the General Meeting (but not the Court Meeting). A vote withheld will count towards the quorum at the General Meeting, however, because a vote withheld is not a vote in law, it will not be counted in the calculation of the proportion of votes “FOR” and “AGAINST” the Proposals at the General Meeting and therefore will have no effect on the outcome of the Proposals at the General Meeting.

Assuming a quorum is present at the General Meeting, failures to vote and withheld votes will have no effect on the outcome of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

Holders of GW ADSs: Registered holders of GW ADSs should instruct the Depositary how to vote the GW ordinary shares underlying their GW ADSs at the Shareholder Meetings using one of the methods specified in the ADS voting instruction cards, subject to and in accordance with the terms of the Deposit Agreement.

If the Depositary does not receive timely voting instructions from a GW ADS holder, under the terms of the Deposit Agreement, such holder will be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by GW to vote the GW ordinary shares underlying such holder’s GW ADSs unless, among other things, GW instructs the Depositary that it does not wish for such a proxy to be given. GW has instructed the Depositary that it does not wish for such discretionary proxy to be given if the Depositary does not receive timely voting instructions from GW ADS holders for the Shareholder Meetings. Accordingly, if the Depositary does not receive timely voting instructions from a GW ADS holder on or before 10:00 a.m. (New York time) on [●], 2021, the GW ordinary shares underlying such holder’s GW ADSs will not be represented at the Shareholder Meetings and will not be voted at the Shareholder Meetings.

If your GW ADSs are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your GW ADSs, we expect that your GW ADSs will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.

A “broker non-vote” occurs when a broker, bank, trust company or other nominee returns a valid proxy but does not vote on a particular proposal because such broker, bank, trust company or other nominee does not have discretionary authority to vote on the matter and has not received specific voting instructions from the beneficial owner of such shares. GW does not expect any broker non-votes at the Shareholder Meetings because the rules applicable to brokers, banks, trust companies and other nominees only provide them with discretionary authority to vote on proposals that are considered routine, whereas the Proposals are considered non-routine.

Q:	Can I change or revoke my proxy or voting instructions or change my vote after I have delivered my proxy or voting instructions?

A:	Yes. If you are a shareholder of record of GW ordinary shares, you can do this in any of the three following ways:

1.

by sending an email to shareholderenquiries@linkgroup.co.uk, at any time before the Court Meeting (in respect of the blue form of proxy) or at least 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the General Meeting (in respect of the yellow form of proxy), stating that you would like to revoke your proxy;

2.

by completing, signing and dating another proxy card and returning it by mail in time to be received at least 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the Court Meeting and/or General Meeting, as applicable, or by submitting a later dated proxy online or electronically via CREST to be transmitted so as to be received by GW’s Registrar not later than 48 hours (excluding any part of such 48-hour period falling on a non- working day) before the relevant Shareholder Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

3.	by virtually attending and voting your shares at the Court Meeting and/or General Meeting on the Virtual Meeting Platform.

Please note, however, that only your last validly delivered or received proxy will count (regardless of its date or of the date of its execution).

If your GW ordinary shares are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.

If you are a registered holder of GW ADSs, you can revoke or change your previous voting instruction by delivering a revocation or modified voting instruction to the Depositary (in the manner specified by the Depositary in the applicable Depositary directions on how to vote GW ADSs) that is received by the Depositary by 10:00 a.m. (New York time) on [●], 2021, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary. If your GW ADSs are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.

Q:	How can I access the Virtual Meeting Platform?

A:

GW ordinary shareholders will be given the opportunity to remotely attend, submit questions and vote at the relevant Shareholder Meeting via a virtual meeting platform provided by Lumi AGM UK Limited (the “Virtual Meeting Platform”). GW ordinary shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW ordinary shareholders to be seen and heard through an audio visual link during the course of the Shareholder Meetings if they would prefer to do so.

GW ordinary shareholders can access the Virtual Meeting Platform using a web browser, on a PC, smartphone device or tablet. The web browser must be compatible with the latest browser versions of Chrome, Firefox, Internet Explorer 11 (Internet Explorer v. 10 and below are not supported), Edge and Safari. To remotely attend, submit questions and/or vote using this method, please go to https://web.lumiagm.com.

Alternatively, Scheme Shareholders and GW ordinary shareholders can access the Virtual Meeting Platform by downloading the latest version of the Lumi AGM application (the “App”) onto their smartphone device or tablet. The App can be downloaded from the Google Play Store™ Market or the Apple® App Store by searching by the application name “Lumi AGM”. If you have previously downloaded the App, please ensure you are using the latest version by checking the status in the Google Play Store™ Market or the Apple® App Store. Please be aware that the App does not support Android 4.4 (or below), iOS 9 (or below) or any other operating system.

Once you have accessed https://web.lumiagm.com from your web browser, or downloaded the App, you will be asked to enter the Lumi Meeting ID which is [●]. You will then be prompted to enter your unique Investor Code (“IVC”) and PIN. These can be found printed on the Attendance Card attached to the Forms of Proxy. Access to the Shareholder Meetings via the website or App will be available from [●] p.m. (London time) on [●], 2021, as further detailed below.

If you are unable to access your IVC and PIN, please call Link Group between 9:00 a.m. and 5:30 p.m. (London time) Monday to Friday (except English and Welsh public holidays) at +44 (0)371 277 1020. Calls from outside the UK will be charged at the applicable international rate. Calls are charged at the standard geographic rate and will vary by provider. Please note that calls may be monitored or recorded, and Link Group cannot provide advice on the merits of the Transaction or give any financial, legal or tax advice.

Access to the Shareholder Meetings will be available from [●] p.m. (London time) on [●], 2021, although the voting functionality will not be enabled until the Chair of the relevant meeting declares the poll open. GW ordinary shareholders will be permitted to submit questions (via the Virtual Meeting Platform) to the GW directors during the course of the relevant meeting. GW ordinary shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW ordinary shareholders to be seen and heard through an audio visual link during the course of the Shareholder Meetings if they would prefer to do so. The Chair of the relevant meeting will ensure that matters relating to the formal business of the meeting are addressed in the relevant meeting.

During the Shareholder Meetings, you must ensure you are connected to the Internet at all times in order to submit questions and vote when the Chair of the relevant meeting commences polling. Therefore, it is your responsibility to ensure connectivity for the duration of the Shareholder Meetings via your wireless or other Internet connection. The Virtual Meeting Guide contains further information on accessing and participating in the Shareholder Meetings remotely via the Virtual Meeting Platform and is available on GW’s Internet website at http://www.gwpharm.com/[●]. The information contained on GW’s Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.

If you wish to appoint a proxy and for them to attend the Shareholder Meetings on the Virtual Meeting Platform on your behalf, please contact Link Group at +44 (0)371 277 1020.

If your GW ordinary shares are held through a broker, bank, trust company or other nominee and you wish to access the Virtual Meeting Platform, you will need to contact your broker, bank, trust company or other nominee immediately. Your broker, bank, trust company or other nominee will need to have completed a letter of representation and presented this to Link Group, GW’s registrar, no later than 72 hours before the start of the meeting in order to obtain your unique login code and PIN number to access the Virtual Meeting Platform. If you are in any doubt about your shareholding, please contact Link Group at +44 (0)371 277 1020.

Q:	What are the conditions to completion of the Transaction?

A:

In addition to the approval of the Scheme Proposal and the Scheme Implementation Proposal by GW shareholders as described above, completion of the Transaction is subject to the sanction of the Scheme of Arrangement by the Court and the satisfaction (or, to the extent permitted by applicable law, waiver) of a number of other conditions, including the receipt of required antitrust clearances, the accuracy of GW’s, Bidco’s and Jazz’s respective representations and warranties under the Transaction Agreement (subject to certain materiality exceptions) and GW’s, Bidco’s and Jazz’s performance of their respective obligations under the Transaction Agreement in all material respects. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 115 of this proxy statement.

Q:	When do you expect the Transaction to be completed?

A:

Subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the closing conditions described under the section entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 115 of this proxy statement, including the approval by GW shareholders of the Scheme Proposal and the Scheme Implementation Proposal and the sanction of the Scheme of Arrangement by the Court, GW and Jazz expect that the Transaction will be completed in the second quarter of 2021. However, it is possible that factors outside the control of both companies could result in the Transaction being completed at a different time or not at all.

Q:	What is the Court Sanction Hearing?

A:

Under the Companies Act, the Scheme of Arrangement requires the sanction of the Court before it can become effective. The Court Sanction Hearing is currently expected to be held in the second quarter of 2021. Scheme Shareholders are entitled to remotely attend the Court Sanction Hearing, should they wish to do so, in person or through counsel. Instructions for attending the Court Sanction Hearing will be publicized in due course.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

Q:	What happens if the Transaction is not completed?

A:

If the Scheme Proposal or Scheme Implementation Proposal are not approved by GW shareholders, or if the Transaction is not completed for any other reason, GW shareholders will not receive any payment for their GW ordinary shares (and GW ADS holders will accordingly not receive any payment in respect of their GW ADSs) in connection with the Transaction. Instead, GW will remain an independent public company and GW shareholders and GW ADS holders will continue to own their GW ordinary shares and GW ADSs. The GW ADSs will continue to be registered under the Exchange Act and listed on Nasdaq. Under certain circumstances, if the Transaction is not completed, GW may be obligated to pay Bidco (or its designee) a $71.5 million termination fee. Please see the section entitled “The Transaction Agreement—Termination Fees and Expenses” beginning on page 117 of this proxy statement.

Q:	Should I send in my share certificates or other evidence of ownership now?

A:	No, do not send your share certificates now.

There is no requirement for registered GW shareholders to take any action with regard to their share certificates. Share certificates in respect of GW ordinary shares will cease to be valid upon the Scheme of Arrangement becoming effective.

If you are a GW ADS holder who holds your GW ADSs in certificated form you will, after the effective time, receive a letter of transmittal with an explanation on how to surrender the ADS certificates to the Depositary. Such GW ADS holders must sign and return the letter of transmittal, together with their GW ADS certificates, to receive any ADS deliverables to which they are entitled.

If you are a GW ADS holder who holds your GW ADSs in uncertificated form, you will automatically receive any ADS deliverables to which you are entitled and do not need to take any further action.

If your GW ordinary shares or GW ADSs are held on your behalf by a broker, bank, trust company or other nominee, you may receive instructions from your broker, bank, trust company or other nominee as to what action, if any, you need to take to effect the surrender of your GW ordinary shares or GW ADSs in exchange for the scheme deliverables and the ADS deliverables, respectively.

Q:	Who can help answer any other questions I have?

A:

If you have additional questions about the Transaction, need assistance in submitting your proxy or voting your GW ordinary shares or GW ADSs or need additional copies of this proxy statement or the enclosed proxy cards:

•

if you hold GW ordinary shares, please contact GW’s Registrar, Link Group, by telephone at +44 371 664 0321 or GW’s proxy solicitor, D.F. King by email at gwpharma@dfkingltd.co.uk or by telephone at +44 207 920 9700; or

•	if you hold GW ADSs, please contact GW’s proxy solicitor, D.F. King, by email at gwpharma@dfkingltd.co.uk or by telephone at +44 207 920 9700.

SUMMARY

The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you as a GW shareholder. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement.

The Parties to the Transaction (page 52)

GW Pharmaceuticals plc

GW, a public limited company incorporated in England and Wales, is a global leader in discovering, developing, manufacturing and commercializing novel, regulatory approved therapeutics from its proprietary cannabinoid product platform to address a broad range of diseases. GW ADSs are listed on Nasdaq under the symbol “GWPH”.

GW’s registered offices are located at Sovereign House, Vision Park, Chivers Way, Histon, Cambridge CB24 9BZ, United Kingdom and its telephone number is +44-1223-266-800.

Jazz Pharmaceuticals Public Limited Company

Jazz, a public limited company incorporated in the Republic of Ireland, is a global biopharmaceutical company dedicated to developing and commercializing life-changing medicines with a focus in neuroscience, including sleep and movement disorders, and in oncology, including hematologic malignancies and solid tumors. Jazz ordinary shares are listed on Nasdaq under the symbol “JAZZ”.

Jazz’s executive offices are located at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland D04 E5W7 and its telephone number is +353-1-634-7800.

Jazz Pharmaceuticals UK Holdings Limited

Bidco, a private limited company incorporated in England and Wales, is an indirect wholly owned subsidiary of Jazz and was formed solely for the purpose of facilitating the Transaction. Bidco has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the Transaction. If the Transaction completes, each issued and outstanding GW ordinary share will be transferred to Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee).

Bidco’s registered offices are located at Wing B, Building 5700, Spires House, John Smith Drive, Oxford Business Park South, Oxford, United Kingdom OX4 2RW and its telephone number is +44-1865-405-000.

The Transaction (page 53) and the Transaction Agreement (page 96)

On February 3, 2021, GW entered into the Transaction Agreement with Jazz and Bidco, pursuant to which Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) will, subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to the completion of the Transaction, acquire the entire issued and to be issued share capital of GW. The Transaction is to be implemented by means of the Scheme of Arrangement.

The terms and conditions of the Transaction are contained in the Transaction Agreement, a copy of which is attached as Annex A to this proxy statement. We encourage you to read the Transaction Agreement carefully and in its entirety, as it is the legal document that, along with the Scheme of Arrangement, governs the Transaction.

After completion of the Transaction, GW will be an indirect wholly owned subsidiary of Jazz, the GW ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and GW will no longer be required to file periodic reports with the SEC.

Scheme Deliverables to GW Shareholders (Page 97)

If the Transaction is completed:

•	all GW ordinary shares will be acquired by Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee);

•

holders of GW ordinary shares as of the record time for the Scheme of Arrangement will have the right to receive for each GW ordinary share held by them at such time an amount equal to $16.66 2⁄3 in cash plus an amount of Jazz ordinary shares equal to the exchange ratio; and

•

accordingly, holders of GW ADSs as of the effective time will have the right to receive, for each GW ADS, an amount equal to $200 in cash (less the GW ADS Fees and any applicable withholding taxes) plus an amount of Jazz ordinary shares equal to 12 times the share deliverable.

The “exchange ratio” will be determined as follows:

•

if the Jazz average share price is greater than $139.72 but less than $170.76, the exchange ratio will be equal to the quotient obtained by dividing (x) $1.66 2⁄3 by (y) the Jazz average share price, rounded to the nearest millionth of a share (corresponding to a per ADS share deliverable equal to an amount of Jazz ordinary shares equal to the quotient obtained by dividing (x) $20.00 by (y) the Jazz average share price);

•	if the Jazz average share price is equal to or less than $139.72, the exchange ratio will be 0.011929 (corresponding to a per ADS share deliverable of 0.143148 Jazz ordinary shares); and

•	if the Jazz average share price is equal to or greater than $170.76, the exchange ratio will be 0.009760 (corresponding to a per ADS share deliverable of 0.117120 Jazz ordinary shares).

The cash consideration is denominated in US dollars. However, a Currency Conversion Facility is being made available to registered holders of GW ordinary shares (other than the Depositary) pursuant to which they will be able to elect (subject to the terms and conditions of the Currency Conversion Facility) to receive the cash consideration in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time before the relevant payment date. No Currency Conversion Facility will be available to holders of GW ADSs. See the sections entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” and “Notes for Making Currency Elections” beginning on pages 33 and 165, respectively, of this proxy statement for further information.

Recommendation of the GW Board; GW’s Reasons for the Transaction (page 62)

At a meeting held on February 2, 2021, the GW Board unanimously (1) determined that the Transaction would promote the success of GW for the benefit of the GW shareholders as a whole, (2) determined that it was in the best interests of GW and the GW shareholders for GW to enter into the Transaction Agreement and consummate the Transaction and the other transactions contemplated thereby, (3) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and the other transactions contemplated thereby and (4) resolved to recommend that GW shareholders approve the Scheme Proposal at the Court Meeting and vote in favor of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting.

Opinions of Financial Advisors of GW (page 67)

Opinion of Centerview Partners LLC

GW retained Centerview Partners LLC as financial advisor to the GW Board in connection with the proposed Transaction and the other transactions contemplated by the Transaction Agreement. In connection with this engagement, the GW Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) (other than (i) any GW ordinary shares legally or beneficially owned by Bidco or any member of the Bidco Group or any of their respective nominees, (ii) any GW ordinary shares held in treasury and (iii) any GW ordinary shares held by any affiliate of GW or Jazz (clauses (i), (ii) and (iii), collectively, “Excluded Shares”)) of the transaction deliverables proposed to be paid to such holders pursuant to the Transaction Agreement. On February 2, 2021, Centerview rendered to the GW Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 2, 2021 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the transaction deliverables to be paid to the holders of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) (other than Excluded Shares) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated February 2, 2021, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the GW Board (in the directors’ capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) (other than Excluded Shares) of the transaction deliverables to be paid to such holders pursuant to the Transaction Agreement. Centerview’s opinion did not address any other term or aspect of the Transaction Agreement or the Transaction and does not constitute a recommendation to any shareholder of GW or any other person as to how such shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with Centerview’s services as financial advisor to the GW Board, GW has agreed to pay Centerview an aggregate fee of approximately $36 million, $1.5 million of which was payable upon execution of the Transaction Agreement and the remainder of which is payable contingent upon consummation of the Transaction.

Opinion of Goldman Sachs & Co. LLC

Goldman Sachs & Co. LLC rendered its oral opinion to the GW Board, which was subsequently confirmed by delivery of a written opinion dated February 3, 2021, that, as of such date and based upon and subject to the factors and assumptions set forth therein, the transaction deliverables to be paid to the holders (other than Jazz and its affiliates) of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) pursuant to the Transaction Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated February 3, 2021, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the GW Board in connection with its consideration of the Transaction. The Goldman Sachs opinion is not a recommendation as to how any holder of GW ordinary shares should vote with respect to the Transaction or any other matter. Pursuant to an engagement letter between GW and Goldman Sachs, GW has agreed to pay Goldman Sachs a transaction fee of approximately $36 million, $1.5 million of which became payable at announcement of the Transaction, and the remainder of which is contingent upon consummation of the Transaction.

The Court Meeting (page 33) and the General Meeting (page 49)

The Court Meeting will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom on [●], 2021 at [●] p.m. (London time) and the General Meeting will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom on [●], 2021 at [●] p.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

At the Court Meeting, GW shareholders are being asked to consider and vote on:

1.

Scheme Proposal: To approve and give effect to the Scheme of Arrangement (see the section entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” beginning on page 33 of this proxy statement).

At the General Meeting, GW shareholders are being asked to consider and vote on:

1.

Scheme Implementation Proposal: To (i) authorize the GW Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the GW Articles in order to facilitate the Transaction (see the section entitled “The General Meeting—Proposal 1—Scheme Implementation Proposal” beginning on page 49 of this proxy statement).

2.

Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements: To approve, in accordance with Section 14A of the Exchange Act, on an advisory, non-binding basis, the compensation that may be paid or become payable to GW’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 92 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable (see the section entitled “The General Meeting—Proposal 2—Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements” beginning on page 51 of this proxy statement).

The GW Board unanimously recommends that GW shareholders vote “FOR” the Scheme Proposal, “FOR” the Scheme Implementation Proposal and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements. For a more complete description of the recommendation of the GW Board with respect to the Proposals, see the section entitled “The Transaction—Recommendation of the GW Board; GW’s Reasons for the Transaction” beginning on page 62 of this proxy statement.

Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction (page 87)

In considering the recommendation of the GW Board, you should be aware that directors and executive officers of GW may have certain interests in the Transaction that may be different from, or in addition to, the interests of GW shareholders generally. The members of the GW Board were aware of and considered these interests in reaching the determination to approve the Transaction Agreement and recommend to the GW shareholders that they vote to approve the Proposals. These interests include:

•

each Pre-2021 Share Option and each Share Option granted following the date of the Transaction Agreement to GW’s non-employee directors will fully vest (with any performance goals deemed fully satisfied as of the effective time) and will be exercised automatically and cash-settled upon the effective time (as described in the section entitled “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 87 of this proxy statement);

•

each 2021 Share Option will become vested and will be exercised automatically and cash-settled as to one-third of the grant at the effective time, and the remaining two-thirds of the grant will be converted into an option to acquire Jazz ordinary shares (with any performance goals deemed fully satisfied as of the effective time and, therefore, converting into time vesting Jazz Options), half of which will vest on the first anniversary of the original grant date and half of which will vest on the second anniversary of the original grant date, subject to accelerated vesting in connection with qualifying terminations of employment (as described in the section entitled “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 87 of this proxy statement);

•

each of GW’s executive officers participates in GW Severance Plans (as defined in the section entitled “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 87 of this proxy statement), which provide severance and other benefits in the case of a qualifying termination of employment in connection with or following a change of control of GW, which will include the completion of the Transaction;

•	certain executive officers will be eligible to receive transition incentive bonuses in connection with service during a critical integration period following the effective time; and

•	GW’s directors and officers are entitled to continued indemnification and insurance coverage under the Transaction Agreement.

See the section entitled “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 87 of this proxy statement for further information regarding these interests.

Regulatory and Court Approvals Required for the Transaction (page 94)

Completion of the Transaction is conditional on, among other things, (i) required antitrust clearances and (ii) the sanction of the Scheme of Arrangement by the Court.

Conditions to Complete the Transaction (page 115)

The respective obligations of GW, Bidco and Jazz to complete the Transaction are subject to the satisfaction (or to the extent permitted by law, waiver) of the following conditions:

i.	the receipt of the required GW shareholder approvals;

ii.	the sanction of the Scheme of Arrangement by the Court;

iii.	the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the completion of the Transaction;

iv.	the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal completion of the Transaction;

v.	the Jazz ordinary shares to be delivered to GW shareholders in connection with the Transaction being approved for listing on Nasdaq; and

vi.

the expiration or termination of any waiting period applicable to the Transaction under the HSR Act and any applicable waiting period or consent under the foreign antitrust laws relating to the Transaction shall have expired, been terminated, or been obtained, as applicable (this condition, together with the conditions described in clauses (iii) and (iv) above, if they relate to antitrust laws, the “antitrust conditions”).

The obligation of GW to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i.	Jazz and Bidco each having performed, in all material respects, all of their respective obligations required to be performed by Jazz and Bidco at or prior to the closing of the Transaction;

ii.

the representations and warranties of Jazz and Bidco being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to Jazz has occurred since September 30, 2020 (see the section entitled “The Transaction Agreement—Representations and Warranties” beginning on page 99 of this proxy statement for more information on “Material Adverse Effect”); and

iii.	the receipt of a certificate from an executive officer of Jazz confirming, on behalf of both Jazz and Bidco, the satisfaction of the conditions set forth in the immediately preceding two clauses.

The obligation of Jazz and Bidco to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i.	GW having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing;

ii.

the representations and warranties of GW being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to GW has occurred since September 30, 2020; and

iii.	the receipt of a certificate from an executive officer of GW confirming the satisfaction of the conditions set forth in the immediately preceding two clauses.

Financing of the Transaction (pages 85 and 106)

In connection with the Transaction, Jazz has entered into an amended and restated commitment letter, dated February 19, 2021 (the “debt commitment letter”), from Bank of America, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Loan Funding LLC, Credit Suisse AG, Cayman Islands Branch, DNB (UK) Ltd., MUFG Bank, Ltd., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation, Truist Bank, and Truist Securities, Inc. (collectively, the “debt commitment parties”) to provide, severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter, acquisition debt financing consisting of (i) senior secured credit facilities in the aggregate amount of $3,650 million, comprised of a $500 million five-year revolving credit facility and a $3,150 million seven-year term loan facility and (ii) a senior secured bridge loan facility in the amount of $2,200 million (collectively, the “debt financing”). Prior to or concurrently with the closing, Jazz expects to issue up to $2,200 million of debt securities, the issuance of which will reduce commitments under the bridge loan facility dollar for dollar. The aggregate proceeds of the debt financing and any offering of debt securities will be used in part for the payment of Bidco Group’s closing date cash requirements and for general corporate purposes.

No Solicitation; Change in Board Recommendation (page 108)

Under the Transaction Agreement, GW is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties, to enter into or continue discussions with third parties regarding alternative acquisition proposals, to enter into any commitment with respect to any alternative acquisition proposal, to recommend or approve any alternative acquisition proposal or to change the recommendation of the GW Board in favor of the Transaction, subject to customary exceptions. In addition, GW may be required to pay Bidco (or its designee) a termination fee of $71.5 million in certain circumstances, including certain circumstances where the Transaction Agreement is terminated following GW’s receipt of an alternative acquisition proposal.

Termination of the Transaction Agreement (page 116)

The Transaction Agreement may be terminated and the Transaction may be abandoned at any time prior to the effective time (notwithstanding the receipt of the required GW shareholder approvals):

•	by mutual written agreement of GW and Bidco;

•	by either GW or Bidco if:

•

the Transaction has not been completed on or before 11:59 p.m. Eastern Time on the initial end date of August 3, 2021, subject to two, three-month extensions in certain circumstances relating to the antitrust conditions not being satisfied and certain other limited extensions;

•

a court or other governmental authority of competent jurisdiction has issued an order that permanently enjoins, prevents or prohibits the consummation of the Transaction and such order has become final and nonappealable, except that this right to terminate the Transaction Agreement will not be available to any party whose breach of any provision of the Transaction Agreement was the proximate cause of such order;

•

the Court Meeting or General Meeting (including, in each case, any postponements or adjournments thereof) has been completed and the required GW shareholder approval voted on at the meeting has not been obtained;

•

the Court declines or refuses to sanction the Scheme of Arrangement, except, that if an appeal has been submitted by either Bidco or GW in respect of any such decline or refusal, this right to terminate the Transaction Agreement may not be exercised until such appeal has been denied in a final determination; or

•

the other party breaches any representation or warranty or fails to perform any covenant or agreement that would cause the conditions to the obligations of the non-breaching party to complete the Transaction not to be satisfied, subject to cure periods;

•	by Bidco if:

•	a GW adverse recommendation change has occurred (a “Recommendation Change Termination”);

•

following the commencement of a takeover, tender or exchange offer relating to GW ordinary shares or GW ADSs by a third party, the GW Board states that it recommends such takeover, tender or exchange offer or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act) with respect to such takeover, tender or exchange offer, or fails to publicly affirm the GW Board recommendation and recommend that the holders of GW ordinary shares and GW ADSs reject such takeover, tender or exchange offer within 10 business days after the commencement of such takeover, tender offer or exchange offer pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five business days prior to the Court Meeting or the General Meeting) (a “Takeover Offer Termination”); or

•

a willful breach by GW of the provisions of the Transaction Agreement relating to (a) the non-solicitation covenant or (b) the Scheme of Arrangement and the Shareholder Meetings, this proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (b), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) has occurred (a “Willful Breach Termination”);

•	by GW:

•

prior to the receipt of the required GW shareholder approvals, if (a) the GW Board has authorized the termination of the Transaction Agreement in accordance with the terms of the non-solicitation covenant in order to enter into a definitive agreement providing for a superior proposal and (b) substantially concurrently with such termination, GW enters into such definitive agreement, so long as, at or prior to, and as a condition to the effectiveness of, such termination, GW pays Bidco (or its designee) the termination fee of $71.5 million (a “Superior Proposal Termination”).

Termination Fee and Expenses (page 117)

GW is required to pay Bidco (or its designee) the termination fee of $71.5 million if:

•

the Transaction Agreement is terminated by either GW or Bidco as a result of the Court declining or refusing to sanction the Scheme of Arrangement if GW shall have communicated to the Court at the Court Sanction Hearing that the GW Board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or that GW Board favors or approves of any other acquisition proposal, or shall have made any other statement or communication to the Court to the effect of any of the foregoing;

•	the Transaction Agreement is terminated by Bidco pursuant to:

•	a Recommendation Change Termination;

•	a Takeover Offer Termination; or

•	a Willful Breach Termination;

•	the Transaction Agreement is terminated by GW pursuant to a Superior Proposal Termination; or

•

the Transaction Agreement is terminated by either Bidco or GW if the Court Meeting or General Meeting has been completed and any required GW shareholder approval voted on at such meeting has not been obtained so long as (a) an acquisition proposal was publicly announced or made publicly known after February 3, 2021 and was not publicly withdrawn without qualification at least four business days prior to the Court Meeting and General Meeting and (b) within 12 months of the date on which the Transaction Agreement is so terminated, GW enters into a definitive agreement providing for an acquisition proposal or an acquisition proposal is completed (with references to 20% in the definition of acquisition proposal being deemed to be references to 50% for this purpose).

Treatment of Equity and Equity-Based Awards (page 98)

At the effective time, subject to all required withholding taxes:

•

Each outstanding Pre-2021 Share Option and each Share Option granted following February 3, 2021 to GW’s non-employee directors that is outstanding immediately prior to the effective time, to the extent unvested, will be deemed to be fully vested and each such Share Option will be exercised automatically at the effective time and the holder will be entitled to receive, in full satisfaction of their rights in respect of such Share Option, an amount in cash, without interest, equal to the product of (x) the number of GW ADSs underlying such Share Option (or if such Share Option is in respect of GW ordinary shares, the number of GW ordinary shares divided by 12 (rounded up to the nearest whole number)) and (y) the excess (if any) of the Value of the scheme deliverables over the per share exercise price of each Share Option (or, if the share exercise price is in respect of GW ordinary shares, the share exercise price multiplied by 12). For this purpose, the “Value” means the sum of (i) the product of

(A) the per ADS share deliverable multiplied by (B) the opening price on Nasdaq of a Jazz ordinary share on the closing date and (ii) the per ADS cash consideration.

•

Each 2021 Share Option outstanding immediately prior to the effective time, whether vested or unvested, will become vested as to one-third of the 2021 Share Option at the effective time and will be treated in accordance with the previous bullet point. The remaining two-thirds of such 2021 Share Option will cease to represent a right to acquire the GW ADSs and will be converted automatically into a Jazz Option, half of which will vest on the first anniversary of the original grant date and half of which will vest on the second anniversary of the original grant date, subject to accelerated vesting in connection with qualifying terminations of employment. The number of Jazz ordinary shares subject to each such Jazz Option will be equal to the product of (x) the number of GW ADSs underlying such two-thirds of 2021 Share Option immediately prior to the effective time multiplied by (y) the GW option exchange ratio, and rounding such product down to the nearest whole share. The per share exercise price for each such Jazz Option will be determined by dividing: (A) the per share exercise price for the GW ADSs underlying such 2021 Share Option immediately prior to the effective time; by (B) the GW option exchange ratio (rounding such quotient up to the nearest whole cent). Any outstanding 2021 Share Option that is, as of immediately prior to the effective time, subject to performance-based vesting, will be deemed to have fully satisfied all applicable performance goals such that the corresponding Jazz Option will only continue to vest over the remaining service-vesting schedule. For the purposes of the foregoing, the “GW option exchange ratio” is equal to the sum of (A) the per ADS share deliverable plus (B) the per ADS cash consideration divided by the Jazz average share price.

No Appraisal or Dissenters’ Rights (page 95)

No appraisal or dissenters’ rights are available to holders of GW ordinary shares and GW ADSs under the laws of England and Wales in connection with the Transaction.

Material United States Federal Income Tax Consequences of the Transaction (page 136)

The receipt of cash and Jazz ordinary shares pursuant to the Transaction will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of GW ordinary shares or GW ADSs who is a U.S. holder (as defined below in the section of this proxy statement entitled “Material United States Federal Income Tax Consequences of the Transaction” beginning on page 136 of this proxy statement), you will generally recognize capital gain or loss equal to the difference, if any, between (i) the sum of the amount of cash and the fair market value of the Jazz ordinary shares received in the Transaction and (ii) your adjusted tax basis in the GW ordinary shares or GW ADSs surrendered in exchange therefor, as applicable. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you. If you are a holder of GW ordinary shares or GW ADSs who is a non-U.S. holder (as defined below in the section of this proxy statement entitled “Material United States Federal Income Tax Consequences of the Transaction” beginning on page 136 of this proxy statement), the Transaction will generally not be taxable to you under U.S. federal income tax laws unless you have certain connections to the United States and certain other conditions are met.

Material United Kingdom Tax Consequences of the Transaction (page 141)

UK Shareholders (as defined below in the section entitled “Material United Kingdom Tax Consequences of the Transaction” beginning on page 141 of this proxy statement), whose GW ordinary shares or GW ADSs are transferred pursuant to the Transaction will be disposing of them for the purposes of UK capital gains tax or corporation tax on chargeable gains (as applicable). A disposal of GW ordinary shares or GW ADSs by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available allowances, exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation on chargeable gains. Non-UK Shareholders should not generally be liable to UK capital gains tax or corporation tax on capital or chargeable gains (as applicable) realized on the disposal of their GW ordinary shares or GW ADSs pursuant to the Scheme, unless they have certain connections to the United Kingdom. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you.

Material Irish Tax Consequences of the Transaction (page 144)

For Irish tax purposes, any stamp duty payable as a result of the transfer of Scheme Shares to Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) under the Scheme of Arrangement will not be payable by the GW shareholders. This proxy statement contains a summary of the material Irish tax consequences that will generally apply to any non-Irish resident GW shareholders who acquire Jazz ordinary shares pursuant to the Transaction—see the section entitled “Material Irish Tax Consequences of the Transaction” beginning on page 144 of this proxy statement. GW shareholders are urged to consult their tax advisors regarding the specific Irish tax consequences to them of either (i) the Transaction or (ii) the holding of Jazz ordinary shares.

Comparison of Rights of Shareholders of GW and Jazz (page 146)

The rights of GW shareholders are governed by English law and GW’s Articles. Your rights as a Jazz shareholder will be governed by Irish law and the Jazz Constitution. Your rights under the Jazz Constitution will differ in some respects from your rights under the GW Articles. For more detailed information regarding a comparison of your rights as a shareholder of GW and Jazz, see the section entitled “Comparison of Rights of Shareholders of GW and Jazz” beginning on page 146 of this proxy statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated into it by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding GW and Jazz including, but not limited to, statements related to the proposed acquisition of GW and the anticipated timing, results and benefits thereof; statements regarding the expectations and beliefs of the GW Board, GW management, the Jazz Board or Jazz management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond GW’s or Jazz’s control.

Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with GW’s and Jazz’s ability to complete the Transaction on the proposed terms or on the anticipated timeline, or at all, including:

•	risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the Court and satisfaction of other closing conditions to consummate the Transaction;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement;

•	risks related to diverting the attention of GW and Jazz management from ongoing business operations;

•	failure to realize the expected benefits of the Transaction;

•	significant transaction costs and/or unknown or inestimable liabilities;

•	the risk of shareholder litigation in connection with the Transaction, including resulting expense or delay;

•	the risk that GW’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected;

•	Jazz’s ability to obtain the expected financing to consummate the Transaction;

•

risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the Transaction;

•

GW’s or the combined company’s dependence on the successful commercialization of Epidiolex or Epidyolex (the trade name for Epidiolex in Europe) and the uncertain market potential of Epidiolex/Epidyolex;

•	pharmaceutical product development and the uncertainty of clinical success;

•

the regulatory approval process, including the risks that GW or Jazz may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW or the combined company may be unable to obtain regulatory approvals of any product candidates, including nabiximols and Epidiolex/Epidyolex for additional indications, in a timely manner or at all;

•	disruption from the Transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, distributors, suppliers or other third parties;

•

effects relating to the announcement of the Transaction or any further announcements or the consummation of the Transaction on the market price of Jazz ordinary shares or GW ADSs or GW ordinary shares;

•

the possibility that, if Jazz does not achieve the perceived benefits of the Transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz’s ordinary shares could decline;

•	regulatory initiatives and changes in tax laws;

•	market volatility; and

•	other risks and uncertainties affecting GW and Jazz.

Consequently, all of the forward-looking statements GW or Jazz make in this proxy statement are qualified by the information contained or incorporated by reference into this proxy statement, including, but not limited to (i) the information contained under this heading and under the section entitled “Risk Factors” beginning on page 28 of this proxy statement and (ii) the information discussed under the sections entitled “Risk Factors” in GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. See the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement.

In addition, while GW and Jazz expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which GW or Jazz are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this proxy statement are cautioned that forward-looking statements are not guarantees of future performance.

The forward-looking statements made in this proxy statement are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by GW or Jazz on their respective websites or otherwise. Except as otherwise required by law, neither GW nor Jazz undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

RISK FACTORS

In addition to the other information contained or incorporated by reference into this proxy statement, including the matters addressed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 26 of this proxy statement, GW shareholders should carefully consider the following risk factors in determining whether to vote to approve the Proposals. You should also read and consider the risk factors associated with each of the businesses of GW and Jazz because these risk factors may affect the business operations and financial results of the combined company. These risk factors may be found under Part I, Item 1A, “Risk Factors” in GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed on February 26, 2021 and Part I, Item 1A, “Risk Factors” in Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed on February 23, 2021, each of which is on file with the SEC and both of which are incorporated by reference into this proxy statement.

Risks Relating to the Transaction

There are material uncertainties and risks associated with the Transaction Agreement and the Transaction.

There are material uncertainties and risks associated with the Transaction Agreement and the Transaction. If any of these uncertainties and risks develop into actual events, then GW’s business, financial condition, results and ongoing operations, share price or prospects could be materially adversely affected. These uncertainties and risks include the following:

•

the announcement or pendency of the Transaction may impede GW’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, distributors, suppliers or other third parties or its operating results and business generally;

•

matters relating to the Transaction, including integration planning, may require substantial commitments of time and resources by GW’s management and employees and may otherwise divert the attention of management and employees, which may affect GW’s business operations;

•

the Transaction Agreement restricts GW from engaging in certain actions without the approval of Bidco, which could prevent GW from pursuing certain business opportunities that arise prior to the closing of the Transaction or making appropriate changes to GW’s business outside the ordinary course of business (see the sections entitled “The Transaction Agreement—Covenants Regarding Conduct of Business by GW Pending the Effective Time” beginning on page 102 of this proxy statement for a description of the restrictive covenants applicable to GW);

•

GW’s directors and executive officers have financial interests in the Transaction that may be different from, or in addition to, the interests of GW shareholders generally, which could have influenced their decisions to support or approve the Transaction; and

•	potential shareholder litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability.

The value of the share portion of the transaction deliverables is subject to change based on fluctuations in the value of Jazz ordinary shares, and GW shareholders may, in certain circumstances, receive shares with a value that, at the time received, is less than $20.00 per GW ADS.

Under the Transaction Agreement, at the effective time, the holders of GW ordinary shares will be entitled to receive, for each such share (a) $16.66 2⁄3 in cash and (b) an amount of Jazz ordinary shares equal to the exchange ratio. As a result of the Transaction, the holders of GW ADSs will be entitled to receive (a) $200 in cash and (b) 12 times the share deliverable in the form of Jazz ordinary shares (less the GW ADS Fees and any applicable withholding taxes).

While the Transaction Agreement provides for a symmetrical collar mechanism that is intended to provide a fixed value of approximately $20.00 per GW ADS in Jazz ordinary shares at the closing of the Transaction if the

Jazz average share price is between $139.72 and $170.76, if the Jazz average share price is equal to or less than $139.72, then the holders of GW ordinary shares will receive a fixed exchange ratio of 0.011929 Jazz ordinary shares per GW ordinary share as the share portion of the transaction deliverables (which may correspond to less than $1.66 2⁄3 market value of Jazz ordinary shares per GW ordinary share) and the holders of GW ADSs will receive a fixed exchange ratio of 0.143148 Jazz ordinary shares per GW ADS as the share portion of the transaction deliverables (which may correspond to less than $20.00 market value of Jazz ordinary shares per GW ADS). In addition, the collar mechanism does not afford any protection for declines in the Jazz ordinary share price following the last day of the 15-trading-day measurement period. Accordingly, the value received by GW shareholders in the Transaction may be negatively impacted by fluctuations in the Jazz ordinary share price prior to, or following, the closing of the Transaction. It is impossible to accurately predict the market price of the Jazz ordinary shares at the completion of the Transaction or during the 15-trading-day measurement period and, therefore, impossible to accurately predict the number or value of the Jazz ordinary shares that GW shareholders will receive in the Transaction.

The market price for Jazz ordinary shares may fluctuate both prior to the closing of the Transaction and thereafter for a variety of reasons, including, among others, general market and economic conditions, the demand for GW’s and Jazz’s products, changes in laws and regulations, other changes in the respective businesses, operations, prospects and financial results of operations of GW and Jazz, market assessments of the likelihood that the Transaction will be completed, and the expected timing of the Transaction. Many of these factors are beyond GW’s and Jazz’s control. For further information on the businesses of GW and Jazz and certain factors to consider in connection with those businesses, see the documents incorporated by reference into this proxy statement and referred to under the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement.

The Transaction may not be completed in a timely manner or at all.

Completion of the Transaction is subject to certain closing conditions, including the following:

•	approval by GW shareholders of the Scheme of Arrangement and the passing of the special resolution to amend GW’s organizational documents and other related matters;

•	sanction of the Scheme of Arrangement by the Court;

•	certain regulatory approvals, including expiration or early termination of the waiting period under the HSR Act;

•	the absence of any law or order prohibiting consummation of the Transaction;

•	compliance in all material respects with the obligations of GW, Jazz and Bidco under the Transaction Agreement;

•	accuracy of the representations and warranties of GW, Jazz and Bidco, subject to certain materiality standards set forth in the Transaction Agreement;

•

the absence of any “Material Adverse Effect” with respect to GW or Jazz (see the section entitled “The Transaction Agreement—Representations and Warranties” beginning on page 99 of this proxy statement for more information on “Material Adverse Effect”); and

•	the Jazz ordinary shares deliverable in the Transaction having been approved for listing on Nasdaq.

GW cannot be certain when or if the conditions for the Transaction will be satisfied or (if permissible under applicable law) waived or when or if the Transaction will be completed. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 115 of this proxy statement and the section entitled “The Transaction—Regulatory and Court Approvals Required for the Transaction” beginning on page 94 of this proxy statement.

In connection with obtaining antitrust clearance for the Transaction, Jazz is not required to (1) make divestitures of or take other actions with respect to any assets or businesses of Jazz or its subsidiaries that would, individually or in the aggregate, have a material adverse effect on Jazz and its subsidiaries (without giving effect to the Transaction), taken as a whole, or (2) make divestitures of or take other actions with respect to any assets or businesses of GW or its subsidiaries that (a) would reasonably be expected to have, individually or in the aggregate, a material adverse effect on GW and its subsidiaries, taken as a whole, or (b) relate to Epidiolex. There can be no assurance that regulators will not impose conditions, terms, obligations or restrictions and that such conditions, terms, obligations or restrictions will not result in the delay or abandonment of the Transaction. There can be no assurance that all required approvals and clearances will be obtained or will be obtained on a timely basis. The COVID-19 pandemic may also result in delays to the receipt of certain regulatory approvals required to consummate the Transaction. See the section entitled “The Transaction Agreement—Efforts to Complete Transaction” beginning on page 106 of this proxy statement.

Each of GW and Bidco has the right to terminate the Transaction Agreement under certain circumstances (see the section entitled “The Transaction Agreement—Termination of the Transaction Agreement” beginning on page 116 of this proxy statement).

Lawsuits may be filed against GW or Jazz relating to the Transaction and an adverse ruling in any such lawsuit may prevent the Transaction from being completed in the time frame expected or at all.

In the event that the Transaction is not completed for any reason, GW shareholders will not receive any payment for their GW ADSs or GW ordinary shares in connection with the Transaction. Instead, GW will remain an independent public company and GW shareholders will continue to own their GW ADSs and GW ordinary shares.

Failure to complete the Transaction could negatively impact GW’s business, financial results and the market price of GW ADSs.

If the Transaction is delayed or not completed, GW’s ongoing businesses may be adversely affected and will be subject to several risks and consequences, including the following:

•	decline in GW ADSs price to the extent that the price of GW ADSs reflects an assumption that the Transaction will be completed;

•	negative publicity and a negative impression of GW in the investment community;

•

negative reactions from employees, customers, distributors, suppliers or other third parties, including the loss of business opportunities and the ability to effectively respond to competitive pressures;

•	management’s focus would have been diverted from pursuing other opportunities that could have been beneficial to GW;

•	GW may be required, under certain circumstances, to pay Bidco (or its designee) a termination fee of $71.5 million; and

•

GW could be subject to litigation related to any failure to consummate the Transaction or related to any enforcement proceeding commenced against GW to perform its obligations under the Transaction Agreement.

GW’s directors and executive officers may have interests in the Transaction that may be different from the interests of GW shareholders.

When considering the recommendation of the GW Board that GW shareholders approve the Proposals, GW shareholders should be aware that directors and executive officers of GW may have certain interests in the Transaction that may be different from or in addition to the interests of GW shareholders generally. These interests include the treatment in the Transaction of GW equity compensation awards, certain severance under the GW Severance Plans, certain transition incentive bonuses and the indemnification of GW directors and officers by Jazz. See the sections entitled “The General Meeting—Proposal 2—Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements”, “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” and “The Transaction Agreement—Indemnification” beginning on pages 51, 87 and 113, respectively, of this proxy statement for further information regarding these interests. The GW Board was aware of these interests and considered them, among other things, in evaluating and approving the Transaction Agreement and the Transaction and in recommending that the GW shareholders approve the Proposals.

The Transaction Agreement contains provisions that could discourage a potential competing acquirer of GW.

GW is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties, to enter into or continue discussions with third parties regarding alternative acquisition proposals, to enter into any commitment with respect to any alternative acquisition proposal, to recommend or approve any alternative acquisition proposal or to change the recommendation of the GW Board in favor of the Transaction, subject to customary exceptions. In addition, GW may be required to pay Bidco (or its designee) a termination fee of $71.5 million in certain circumstances, including if the Transaction Agreement is terminated in certain circumstances following GW’s receipt of an alternative acquisition proposal.

These provisions could discourage a potential third-party acquirer that might have an interest in acquiring all or a significant portion of GW from considering or proposing the acquisition, even if it was prepared to pay consideration with a higher per GW ADS value than the value proposed to be received or realized in the Transaction, or might otherwise result in a potential third-party acquirer proposing to pay a lower price to GW shareholders than it might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in certain circumstances. For more information see the section entitled “The Transaction Agreement—No Solicitation; Change in Board Recommendation” beginning on page 108 of this proxy statement and the section entitled “The Transaction Agreement—Termination Fees and Expenses” beginning on page 117 of this proxy statement.

GW has incurred, and will incur, substantial direct and indirect costs as a result of the Transaction.

GW has incurred, and will continue to incur, significant costs, expenses and fees for professional advisors, printing and other transaction costs in connection with the Transaction, and a significant portion of these fees and costs are payable by GW regardless of whether the Transaction is consummated.

Risks Relating to the Combined Company Following the Transaction

If the Transaction is completed, the combined company may not realize the anticipated benefits from the Transaction.

The success of the combined company will depend, in part, on the ability to realize the anticipated benefits from successfully combining GW’s and Jazz’s businesses. Difficulties may arise during the process of combining the operations of the companies that could result in:

•	the failure to achieve the free cash flow that is anticipated;

•	the failure to integrate operations and internal systems, programs and controls;

•	the loss of key employees;

•	the failure to harmonize both companies’ corporate cultures; or

•

the disruption of each company’s ongoing businesses or inconsistencies in standards, controls, procedures and policies that adversely affect the combined company’s ability to maintain relationships with employees, customers, distributors, suppliers or other third parties.

As a result, the anticipated benefits of the Transaction may not be realized fully within the expected timeframe or at all or may take longer to realize or cost more than expected. Failure to achieve these anticipated benefits may adversely affect future results of the combined organization, and, consequently, the value of the portion of the transaction deliverables received by GW shareholders in the form of Jazz ordinary shares.

Following the Transaction, the combined company will have a substantial amount of debt, which could adversely affect its business, financial condition or results of operations and prevent it from fulfilling its debt-related obligations.

It is expected that the cash consideration due to GW shareholders under the Transaction Agreement will be approximately $6.5 billion. In addition to using cash on hand, Jazz expects to incur significant acquisition-related debt financing, including secured credit facilities and senior secured notes. This substantially increased indebtedness and higher debt to equity ratio following the consummation of the Transaction may have the effect of, among other things, reducing the flexibility of the combined company to respond to changing business and economic conditions, lowering the credit ratings of the combined company, increasing the borrowing costs of the combined company and/or requiring the combined company to reduce or delay investments, strategic acquisitions and capital expenditures or to seek additional capital or restructure or refinance its indebtedness.

SCHEME PROPOSAL AND THE COURT MEETING AND THE GENERAL MEETING—EXPLANATORY STATEMENT

(In compliance with section 897 of the Companies Act 2006)

[●], 2021

To the holders of GW ordinary shares and, for information only, to the holders of GW ADSs and the holders of options or awards under any GW employee benefit plan providing for equity or equity-based compensation (“GW Employee Plan”).

RECOMMENDED ACQUISITION OF GW PHARMACEUTICALS PLC BY BIDCO, A WHOLLY OWNED SUBSIDIARY OF JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY (AND/OR AT BIDCO’S ELECTION, JAZZ AND/OR THE DR NOMINEE)

1.	Introduction

The following section of this proxy statement explains, among other things, the effect of the Scheme of Arrangement and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme of Arrangement as required by section 897 of the Companies Act. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.

On February 3, 2021, it was announced that Jazz, GW and Bidco had entered into a definitive agreement for Bidco, a wholly owned subsidiary of Jazz (and/or, at Bidco’s election, Jazz and/or the DR Nominee), to acquire the entire issued and to be issued share capital of GW, in exchange for the aggregate transaction deliverables by way of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

Your attention is drawn to the section entitled “The Transaction” beginning on page 53 of this proxy statement, which contains, among other things, (i) information on the reasons for and benefits of the Transaction and (ii) the unanimous recommendation by the GW Board to GW shareholders to vote in favor of the resolutions to be proposed at the Court Meeting and the General Meeting. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement” beginning on page 120 of this proxy statement. For overseas holders of GW ordinary shares, your attention is drawn to section 10 of this Explanatory Statement.

2.	The Transaction

The Transaction is to be effected by means of the Scheme of Arrangement, a court-sanctioned scheme of arrangement between GW and the Scheme Shareholders, under Part 26 of the Companies Act. Implementation of the Transaction requires the approval of the Scheme of Arrangement by the GW shareholders at the Court Meeting and the approval of the Scheme Implementation Proposal by the GW shareholders at the General Meeting. The Scheme of Arrangement also requires the sanction of the Court. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement” beginning on page 120 of this proxy statement.

The purpose of the Scheme of Arrangement is to enable Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) to acquire the entire issued and to be issued share capital of GW. This is to be achieved by Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) acquiring the Scheme Shares held by the Scheme Shareholders as at the Scheme Record Time, in return for which the Scheme Shareholders will receive the cash consideration and the share deliverable for their Scheme Shares on the basis set out in the Scheme of Arrangement.

If the Transaction is completed:

•	all GW ordinary shares will be acquired by Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee);

•

holders of GW ordinary shares as of the record time for the Scheme of Arrangement will, on the terms set out in the Scheme of Arrangement, have the right to receive for each GW ordinary share held by them at such time the scheme deliverables, consisting of an amount equal to $16.66 2⁄3 in cash plus an amount of Jazz ordinary shares equal to the exchange ratio; and

•

accordingly, holders of GW ADSs as of the effective time will have the right to receive for each GW ADS an amount equal to $200 in cash (less the GW ADS Fees and any applicable withholding taxes) plus an amount of Jazz ordinary shares equal to 12 times the share deliverable.

The “exchange ratio” will be determined as follows:

•

if the Jazz average share price is greater than $139.72 but less than $170.76, the exchange ratio will be equal to the quotient obtained by dividing (x) $1.66 2⁄3 by (y) the Jazz average share price, rounded to the nearest millionth of a share (corresponding to a per ADS share deliverable equal to an amount of Jazz ordinary shares equal to the quotient obtained by dividing (x) $20.00 by (y) the Jazz average share price);

•	if the Jazz average share price is equal to or less than $139.72, the exchange ratio will be 0.011929 (corresponding to a per ADS share deliverable of 0.143148 Jazz ordinary shares); and

•	if the Jazz average share price is equal to or greater than $170.76, the exchange ratio will be 0.009760 (corresponding to a per ADS share deliverable of 0.117120 Jazz ordinary shares).

Accordingly, the actual number of Jazz ordinary shares and the value of Jazz ordinary shares delivered to holders of GW ordinary shares (and, in consequence, to holders of GW ADSs) will depend on the Jazz average share price, and you will not be able to ascertain the precise value of the stock component of the scheme deliverables or ADS deliverables at the time you vote at the Shareholder Meetings. Jazz ordinary shares are traded on Nasdaq under the trading symbol “JAZZ” and we encourage you to obtain current market quotations for the Jazz ordinary shares, given that part of the scheme deliverables and ADS deliverables are made up of Jazz ordinary shares.

Fractional Jazz ordinary shares to which holders of GW ordinary shares would otherwise be entitled will be aggregated and sold in the market as soon as practicable after the closing date by the exchange agent, with the net proceeds of any such sale (after deduction of the expenses of the sale, including taxes) distributed in cash in due proportion to the fractional shares to which such shareholder would otherwise have been entitled, without interest and subject to any required tax withholding.

If reasonably practicable, unless other arrangements are reasonably acceptable to GW, Bidco and Jazz, GW ADSs will be treated by the Depositary, as closely as reasonably possible, in the same manner as GW ordinary shares are treated by the exchange agent with respect to the treatment of fractional shares.

The cash consideration is expected to be funded through a combination of cash on hand and debt financing. Jazz has obtained fully committed debt financing from the debt commitment parties.

The Currency Conversion Facility

The Currency Conversion Facility is being made available to registered holders of GW ordinary shares (other than the Depositary) pursuant to which they will be able to elect (subject to the terms and condition of the Currency Conversion Facility) to receive the cash consideration in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time before the relevant payment date. The Currency Conversion Facility is not available to holders of GW ADSs.

Bidco intends to obtain the amount of British pounds required to satisfy Currency Elections through one or more market transactions carried out over one or more business days following the Scheme Record time. The number of transactions, time period required, exchange rates obtained and level of transaction, foreign exchange and dealing costs and commissions associated with the conversion will depend on market conditions and the number of GW ordinary shares in respect of which a valid Currency Election is made. However, Bidco will use all reasonable endeavors to obtain the best rate reasonably available in the market (including taking account of the size of the transactions and the time frames within which they are to be executed) at the relevant times and to ensure that the application transaction and dealing costs are on arm’s length market terms. The Average Market Exchange Rate obtained by Bidco will be applied such that all eligible GW shareholders who have made a Currency Election will receive the same amount of British pounds per GW ordinary share. For any holder of GW ordinary shares electing to be paid their cash consideration in British pounds pursuant to the Currency Conversion Facility, the amount per GW ordinary share received may, depending on the prevailing exchange rate, result in a payment below or above the amount that they would have received based on the USD:GBP exchange rate as at the date of this proxy statement.

Further information on how to make a Currency Election is included in the section entitled “Notes for Making Currency Elections” beginning on page 165 of this proxy statement.

3.	Conditions to Complete the Transaction

The respective obligations of GW, Bidco and Jazz to complete the Transaction are subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions:

i.	the receipt of the required GW shareholder approvals;

ii.	the sanction of the Scheme of Arrangement by the Court;

iii.	the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the completion of the Transaction;

iv.	the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal completion of the Transaction;

v.	the Jazz ordinary shares to be delivered to GW shareholders in connection with the Transaction being approved for listing on Nasdaq; and

vi.

the expiration or termination of any waiting period applicable to the Transaction under the HSR Act and any applicable waiting period or consent under the foreign antitrust laws relating to the Transaction shall have expired, been terminated, or been obtained, as applicable.

The obligation of GW to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i.	Jazz and Bidco each having performed, in all material respects, all of their respective obligations required to be performed by Jazz and Bidco at or prior to the closing of the Transaction;

ii.

the representations and warranties of Jazz and Bidco being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to Jazz has occurred since September 30, 2020; and

iii.	the receipt of a certificate from an executive officer of Jazz confirming, on behalf of both Jazz and Bidco, the satisfaction of the conditions set forth in the immediately preceding two clauses.

The obligation of Jazz and Bidco to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i.	GW having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing;

ii.

the representations and warranties of GW being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to GW has occurred since September 30, 2020; and

iii.	the receipt of a certificate from an executive officer of GW confirming the satisfaction of the conditions set forth in the immediately preceding two clauses.

The Scheme of Arrangement can only become effective if all conditions to the Transaction, including the required GW shareholder approvals and the sanction of the Court, have been satisfied or (to the extent permitted by law) waived. The Scheme of Arrangement will become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration. Subject to the satisfaction or waiver of the conditions to the Transaction, including the sanction of the Scheme of Arrangement by the Court, the effective time is expected to occur in the second quarter of 2021.

4.	Shareholder Meetings

Before the Court’s sanction can be sought, the Scheme of Arrangement requires, among other things, approval of the Scheme Proposal by Scheme Shareholders at the Court Meeting. The Scheme Proposal must be approved by a simple majority in number of the GW ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy, representing at least 75% in value of the GW ordinary shares in respect of which a vote has been cast. Approval of the Scheme Proposal is required to consummate the Transaction. GW shareholders are also being asked to consider and approve the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting. The Scheme Implementation Proposal, if approved, will (i) authorize the GW Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the GW Articles in order to facilitate the Transaction. The Scheme Implementation Proposal will be proposed as a special resolution at the General Meeting, which means that the Scheme Implementation Proposal must be approved by at least 75% of the votes cast by GW ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy at the General Meeting. Approval of the Scheme Implementation Proposal is required to consummate the Transaction.

The Dodd-Frank Act and Rule 14a-21(c) under the Exchange Act require that GW seek a non-binding, advisory vote from GW shareholders to approve the compensation that may be paid or become payable to GW’s named executive officers in connection with the Transaction and the agreements or understandings pursuant to which such compensation may be paid or become payable, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 92 of this proxy statement, including the associated narrative discussion. The Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be proposed as an ordinary resolution at the General Meeting, which means that the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements must be approved by a simple majority of the votes cast by GW ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy at the General Meeting. Unlike the Scheme Proposal and Scheme Implementation Proposal, the approval of the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements is not required to consummate the Transaction.

Notices of both the Court Meeting and the General Meeting are set out at the beginning of this proxy statement. Entitlement to attend and vote at these meetings and the number of votes which may be cast will be determined by reference to the register of members of GW at the Voting Record Time. Entitlement to submit ADS voting instruction cards and the number of votes which an ADS holder may instruct the Depositary to cast on its behalf will be determined by reference to the register of the GW ADSs maintained by the Depositary at the GW ADS Voting Record Time.

If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the General Meeting.

Date, Time, Place and Purpose of the Court Meeting

The Court Meeting will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom at [●] p.m. (London time) on [●], 2021 for Scheme Shareholders on the register of members as at the Voting Record Time to consider and, if thought fit, approve the Scheme of Arrangement.

At the Court Meeting, voting will be by poll and each Scheme Shareholder present remotely (via the Virtual Meeting Platform) or by proxy will be entitled to one vote for each GW ordinary share held as at the Voting Record Time. The approval required at the Court Meeting is a simple majority in number of the GW ordinary shareholders present and voting (and entitled to vote) remotely (via the Virtual Meeting Platform) or by proxy, representing at least 75% in value of the GW ordinary shares in respect of which a vote has been cast.

You are strongly urged to sign and return your blue form of proxy for the Court Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you from remotely attending, submitting questions and voting at either the Court Meeting or the General Meeting, or any adjournment thereof, in each case via the Virtual Meeting Platform, if you are entitled to and wish to do so. Scheme Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables Scheme Shareholders to be seen and heard through an audio visual link during the course of the Court Meeting if they would prefer to do so.

Date, Time, Place and Purpose of the General Meeting

The General Meeting will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom at [●] p.m. (London time) on [●], 2021 for GW shareholders on the register of members as at the Voting Record Time to consider and, if thought fit, approve the Scheme Implementation Proposal as a special resolution and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements as an ordinary resolution.

At the General Meeting, voting on each of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be by poll and each GW shareholder present remotely (via the Virtual Meeting Platform) or by proxy will be entitled to one vote for each GW ordinary share held as at the Voting Record Time. The approval required for the Scheme Implementation Proposal to be passed is at least 75% of the votes validly cast on such resolution remotely (via the Virtual Meeting Platform) or by proxy. The approval required for the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements to be passed is a simple majority of the votes validly cast on such resolution remotely (via the Virtual Meeting Platform) or by proxy.

You are strongly urged to sign and return your yellow form of proxy for the General Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you from remotely attending, submitting questions and voting at either the Court Meeting or the General Meeting, or any adjournment thereof, in each case via the Virtual Meeting Platform, if you are entitled to and wish to do so. GW ordinary shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW ordinary shareholders to be seen and heard through an audio visual link during the course of the Court Meeting if they would prefer to do so.

Amendment to the Articles of Association of GW

GW ordinary shares issued after the Scheme Record Time will not be subject to the Scheme of Arrangement. In order to ensure that Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) acquires the entire issued and to be issued share capital of GW, it is therefore proposed that, pursuant to the Scheme Implementation Proposal, the GW Articles be amended so that GW ordinary shares issued after the Scheme Record Time (if any), other than to Bidco or its nominees, will be automatically acquired by Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) on the same terms as under the Scheme of Arrangement.

It is also proposed that, pursuant to the Scheme Implementation Proposal, the GW Articles be amended to ensure that any GW ordinary shares issued at or after the Voting Record Time but prior to the Scheme Record Time will be subject to the Scheme of Arrangement.

Advisory Approval of the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements

It is proposed that, as an ordinary resolution to be proposed at the General Meeting, the GW shareholders vote on the approval (on a non-binding advisory basis) of the compensation that may be paid or become payable to GW’s named executive officers in connection with the Transaction and the agreements or understandings pursuant to which such compensation may be paid or become payable, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 92 of this proxy statement, including the associated narrative discussion. Failure to obtain this non-binding approval will not prevent the consummation of the Transaction.

Recommendation of the GW Board

The GW Board has unanimously approved the Transaction Agreement and the actions required and contemplated therein, including the Transaction, and determined that such actions are advisable and in the best interests of GW and its shareholders. The GW Board unanimously recommends that GW shareholders vote “FOR” the Scheme Proposal at the Court Meeting, “FOR” the Scheme Implementation Proposal at the General Meeting and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting. See “The Transaction—Recommendation of the GW Board; GW’s Reasons for the Transaction” beginning on page 62 of this proxy statement for a more detailed discussion of the GW Board’s recommendation with respect to the Scheme Proposal, the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

Entitlement to Vote at the Shareholder Meetings

If you hold GW ordinary shares registered in your own name as of the Voting Record Time, you are entitled to attend the Court Meeting and the General Meeting to vote either remotely or to appoint another person or persons as your proxy or proxies to attend and vote on your behalf, in accordance with the procedures further outlined in this proxy statement. You are strongly encouraged to appoint the Chair of the Shareholder Meetings as your proxy. Only directors of GW will be permitted to attend in person. If any other person is appointed as proxy, he or she will not be permitted to attend the Shareholder Meetings in person, but will be able to attend, submit questions and vote at the Shareholder Meetings remotely via the Virtual Meeting Platform. GW ordinary shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW ordinary shareholders to be seen and heard through an audio visual link during the course of the Shareholder Meetings if they would prefer to do so.

Holders of GW ordinary shares who hold their GW ordinary shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of GW ordinary shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you are a beneficial holder but not the legal holder of GW ordinary shares then, as a matter of English law, your name is not entered in GW’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting or General Meeting, you must become a registered holder of GW ordinary shares by arranging for the completion of a stock transfer form or CREST transfer form by the applicable registered holder in respect of the GW ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form (or CREST transfer form) and related documentation (as applicable) to GW’s transfer agent, Link Group at Corporate Actions, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom, prior to the Voting Record Time. Beneficial holders who wish to attend and vote directly at the Court Meeting or General Meeting should send such stock transfer form (or CREST transfer form) in respect of their GW ordinary shares to permit processing to be completed by Link Group prior to the Voting Record Time.

If either Shareholder Meeting is adjourned, only those GW shareholders on the register of members at 6:00 p.m. (London time) on the date which is two business days before the adjourned meeting will be entitled to attend and vote.

GW ADS holders are not entitled to vote directly at the Court Meeting or the General Meeting. Instead, GW ADS holders on the GW ADS Register as at the GW ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Shareholder Meetings and will be sent a Depositary Notice of Court Meeting and General Meeting for GW Pharmaceuticals plc and a GW ADS voting instruction card with the voting instructions printed thereon. The voting instructions must be received by the Depositary no later than 10:00 a.m. (New York time) on [●], 2021, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.

Holders of GW ADSs who hold their GW ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a GW ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or nominee as soon as possible.

The Depositary will collate all votes properly submitted by holders of GW ADSs and submit a vote on behalf of all such holders.

If you are a GW ADS holder and you wish to vote directly (whether remotely or by proxy) on the Scheme at the Court Meeting or the resolutions at the General Meeting, you must elect to become a shareholder of record by surrendering your GW ADSs to the Depositary to withdraw the GW ordinary shares represented by those GW ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of GW ordinary shares prior to the Voting Record Time. In order to surrender your GW ADSs and withdraw the underlying GW ordinary shares if you hold GW ADSs indirectly through a broker, bank, trust company or other nominee you should contact your broker, bank, trust company or other nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.

Quorum

The presence at the General Meeting of two members present remotely (via the Virtual Meeting Platform) or by proxy, who represent at least one-third of the voting rights of all the members entitled to attend and vote on the business to be transacted at the General Meeting is necessary to constitute a quorum.

5.	The GW Directors and the Effect of the Scheme of Arrangement on their Interests

Details of the interests of GW directors in the share capital of GW and awards in respect of such share capital, are set out in the section entitled “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 87 of this proxy statement. Scheme Shares held by the GW directors at the Scheme Record Time will be subject to the Scheme of Arrangement.

In common with the other participants who hold Share Options, the GW directors who hold Share Options will be able to receive GW ordinary shares to the extent that such awards vest and are exercised prior to the effective time.

It is proposed that, as an ordinary resolution to be proposed at the General Meeting, the GW shareholders vote on the approval (on a non-binding, advisory basis) of the compensation that may be paid or become payable to its named executive officers in connection with the Transaction and the agreements and understandings pursuant to which such compensation may be paid or become payable, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 92 of this proxy statement, including the associated narrative discussion.

Except as set out in the section entitled “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 87 of this proxy statement and the provisions of the Transaction Agreement applicable to directors as described under “The Transaction Agreement” beginning on page 96 of this proxy statement, the effect of the Scheme of Arrangement on the interests of GW directors does not differ from its effect on the interests of any other GW shareholder.

6.	Sanction of the Scheme of Arrangement by the Court

Under the Companies Act, the Scheme of Arrangement also requires the sanction of the Court. The Court Sanction Hearing is currently expected to be held in the second quarter of 2021. Scheme Shareholders are entitled to remotely attend the Court Sanction Hearing, should they wish to do so, in person or through counsel.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

Upon the Scheme of Arrangement becoming effective, it will be binding on all Scheme Shareholders holding Scheme Shares at the Scheme Record Time (including the Depositary), irrespective of whether or not they attended or voted in favor of, or against, the Scheme of Arrangement at the Court Meeting or in favor of, or against, or withheld their vote on the Scheme Implementation Proposal at the General Meeting.

If the Scheme of Arrangement does not become effective by the end date (as defined and further described in the section entitled “The Transaction Agreement—Termination of the Transaction Agreement” beginning on page 116 of this proxy statement), the Transaction Agreement may be terminated by either Bidco or GW, and the Scheme of Arrangement may not become effective.

7.	Solicitation of Proxies

GW will bear its own costs and expenses incurred in connection with the filing, printing and mailing of this proxy statement to GW shareholders and the retention of any information agent or other service provider in connection with the Transaction. This proxy solicitation is being made by GW on behalf of the GW Board. GW has hired D.F. King to assist in the solicitation of proxies at a total cost to GW of approximately £21,000, plus reimbursement of reasonable additional costs and out-of-pocket expenses. In addition to this mailing, proxies may be solicited by directors, officers or employees of GW or its affiliates in person or by telephone or electronic transmission. None of the directors, officers or employees will be directly compensated for such services.

8.	Listings, Dealings, Delisting and Settlement

Delisting of GW ADSs

On the closing date, entitlements to Scheme Shares held within CREST will be cancelled, and share certificates in respect of Scheme Shares held in certificated form will cease to be valid documents of title and should be destroyed or, at the request of Bidco, delivered up to Bidco, or to any person appointed by Bidco to receive the same.

As a result of the consummation of the Transaction, GW will become an indirect subsidiary of Jazz and it is intended that GW will be re-registered as a private company under the applicable provisions of the Companies Act as soon as reasonably practicable after the closing date.

It is intended that the last day for dealings in GW ADSs on Nasdaq will be the last business day before the effective time or the day of the effective time. It is intended that, following the effective time, the GW ADS program be terminated and that applications be made to delist the GW ADSs from Nasdaq and terminate the registration of the GW ADSs under the Exchange Act promptly following such time.

Listing and dealings in Jazz ordinary shares

The Jazz ordinary shares to be delivered pursuant to the Transaction will be delivered credited as fully paid. The Jazz ordinary shares will rank in full for all dividends or other distributions on the ordinary share capital of Jazz declared, made or paid after the closing date.

As of the closing date, the Jazz ordinary shares will be listed on Nasdaq, and are not expected to be listed on any other securities exchange.

Settlement

Subject to the Scheme of Arrangement becoming effective (and subject to certain exceptions in relation to overseas GW shareholders), settlement of the scheme deliverables to which any GW shareholder is entitled under the Scheme of Arrangement will be effected within 14 days following the date of the effective time in the following manner:

GW ordinary shares in uncertificated form (i.e., CREST)

If, at the Scheme Record Time, a Scheme Shareholder holds GW ordinary shares in uncertificated form, the cash consideration to which such Scheme Shareholder is entitled will be transferred to such Scheme Shareholder via CREST by Bidco procuring the creation of an assured payment obligation in favor of the appropriate CREST account through which the Scheme Shareholder holds such uncertificated GW ordinary shares in respect of the cash consideration due to such Scheme Shareholder.

The currency of such cash payments will be in accordance with the Currency Elections made by such Scheme Shareholders (other than the Depositary) (the ability to make Currency Elections being described at the sections entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” and “Notes for Making Currency Elections” beginning on pages 33 and 165, respectively, of this proxy statement). Each Scheme Shareholder who holds Scheme Shares in uncertificated form at the Scheme Record Time and does not make a valid Currency Election must ensure that an active US dollar Cash Memorandum Account is in place in CREST by no later than the Scheme Record Time. In the absence of a US dollar Cash Memorandum Account, the payment of the cash consideration in US dollars will not settle, resulting in a delay and the settlement of the cash consideration outside of CREST by way of a check drawn on a branch of a clearing bank. None of GW, Jazz, Bidco, any nominee of Bidco or any of their respective agents will be responsible for any loss or delay in the transmission of checks sent in this way, and such checks will be sent at the risk of the Scheme Shareholder entitled thereto.

With effect from the effective time, each holding of Scheme Shares credited to any stock account in CREST will be disabled and all Scheme Shares will be removed from CREST in due course.

GW ordinary shares in certificated form

If, at the Scheme Record Time, a Scheme Shareholder holds GW ordinary shares in certificated form, the cash consideration to which such Scheme Shareholder is entitled will, regardless of currency, be paid by check drawn on a branch of a clearing bank.

The currency of such cash payments will be in accordance with the Currency Elections made by such Scheme Shareholders (other than the Depositary) (the ability to make Currency Elections being described at the sections entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” and “Notes for Making Currency Elections” beginning on pages 33 and 165, respectively, of this proxy statement). Checks will be mailed to the Scheme Shareholder entitled thereto at the address as appearing in the register of members of GW at the Scheme Record Time or in accordance with any special standing instructions regarding communications. None of GW, Jazz, Bidco, any nominee of Bidco or any of their respective agents will be responsible for any loss or delay in the transmission of checks sent in this way, and such checks will be sent at the risk of the Scheme Shareholder entitled thereto.

The Jazz ordinary shares to which such Scheme Shareholder is entitled will be delivered in uncertificated form through the Direct Registration System.

GW ADSs

Please see section 9 of this Explanatory Statement if you are a GW ADS holder.

Fractional entitlements

Whether a Scheme Shareholder holds GW ordinary shares in uncertificated form or in certificated form, any cash which may be due in respect of fractional entitlements of Jazz ordinary shares will be paid by check.

General

All documents and remittances sent to, from or on behalf of GW shareholders will be sent entirely at their own risk.

9.	GW ADS Holders

GW ADS holders will not be entitled to attend the Court Meeting or the General Meeting or vote directly on the Transaction. Instead, GW ADS holders as of the GW ADS Voting Record Time will have the right to instruct the Depositary how to vote the GW ordinary shares underlying the GW ADSs with respect to the Transaction, subject to and in accordance with the terms of the Deposit Agreement. Holders of GW ADSs who hold their GW ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a GW ADS holder to issue voting instructions to the Depositary.

Voting instructions

Registered GW ADS holders as of the GW ADS Voting Record Time will be sent a Depositary Notice of Court Meeting and General Meeting for GW Pharmaceuticals plc and a GW ADS voting instruction card. GW ADSholders as of the GW ADS Voting Record Time can direct the voting of the GW ordinary shares represented by their GW ADSs, subject to the terms of the Deposit Agreement, a copy of which is available free of charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement.

GW ADS holders as at the GW ADS Voting Record Time should, if they wish to direct the voting of the GW ordinary shares represented by their GW ADSs held by the Depositary at the Court Meeting and the General Meeting, provide GW ADS voting instructions to the Depositary in accordance with the instructions printed thereon. The GW ADS voting instructions must be received by the Depositary no later than 10:00 a.m. (New York time) on [●], or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.

GW ADS holders who hold their GW ADSs indirectly through a broker, bank, trust company or other nominee must follow the instructions from such broker, bank, trust company or other nominee if they wish to give voting instructions to the Depositary. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to give the Depositary voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

Following timely receipt of valid voting instructions from a GW ADS holder, the Depositary will endeavour, insofar as practicable and permitted under the provisions of, or governing, the GW ordinary shares represented by GW ADSs, to vote or cause its nominee to vote (by means of the appointment of a proxy or otherwise) such GW ordinary shares represented by the GW ADSs in respect of which instructions have been received in accordance with those instructions.

If the Depositary does not receive timely voting instructions from a GW ADS holder, under the terms of the Deposit Agreement, such holder will be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by GW to vote the GW ordinary shares underlying such holder’s GW ADSs unless, among other things, GW instructs the Depositary it does not wish for such a proxy to be given. GW has instructed the Depositary that it does not wish for such discretionary proxy to be given if the Depositary does not receive timely voting instructions from a GW ADS holder for the Shareholder Meetings. Accordingly, if the Depositary does not receive timely voting instructions from a GW ADS holder on or before 10:00 a.m. (New York time) on [●], 2021, the GW ordinary shares underlying such holder’s GW ADSs will not be represented at the Shareholder Meetings and will not be voted at the Shareholder Meetings.

Cancellation of GW ADSs so as to become a GW ordinary shareholder

Only registered holders of GW ordinary shares will be entitled to attend and vote at the Court Meeting and the General Meeting.

Accordingly, if GW ADS holders themselves wish to attend and vote at the Shareholder Meetings (rather than instructing the Depositary how to vote the underlying GW ordinary shares on their behalf), they must take steps to exchange their GW ADSs for GW ordinary shares, so that they become registered shareholders of GW. In order to do this, GW ADS holders must present their GW ADSs (and, to the extent that such GW ADSs are certificated, the certificates evidencing such GW ADSs) to the Depositary for cancellation before [●] (New York time) on [●], 2021 (subject to the relevant GW ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with:

(A)

delivery instructions for the GW ordinary shares represented by such GW ADSs (including, if applicable, the name and address of the person who will be the registered holder of such GW ordinary shares); and

(B)	if the GW ADS cancellation is to take place after the GW ADS Voting Record Time and before the Voting Record Time, a certification that the GW ADS holder:

i.

(x) beneficially owned the relevant GW ADSs as at the GW ADS Voting Record Time and has not given, and will not give, voting instructions to the Depositary in respect of such GW ADSs in relation to the Shareholder Meetings (or has cancelled all voting instructions previously given); or

(y) beneficially owned the relevant GW ADSs as at the GW ADS Voting Record Time and has given voting instructions to the Depositary in respect of such GW ADSs in relation to the Shareholder Meetings, but undertakes not to vote the GW ordinary shares represented by such GW ADSs at the Shareholder Meetings; or

ii.

did not beneficially own the relevant GW ADSs as at the GW ADS Voting Record Time, and undertakes not to vote the GW ordinary shares represented by such GW ADSs at the Shareholder Meetings. GW ADS holders who hold their GW ADSs through a broker, bank, trust company or other nominee should promptly contact their broker, bank, trust company or other nominee to find out what actions are required to cancel the GW ADSs.

GW ADS holders who present their GW ADSs to the Depositary for cancellation in order to take delivery of GW ordinary shares will be responsible for the payment of the Depositary’s fees associated with such cancellation ($0.05 per GW ADS presented for cancellation).

GW ADS holders will not be permitted to cancel their GW ADSs from 5:00 p.m. (New York time) on [●], 2021 until 5:00 p.m. (New York time) on [●], 2021. GW ADS holders who take steps (as described in the paragraphs above) to cancel their GW ADSs before [●] (New York time) on [●], 2021 and become Scheme Shareholders before the Voting Record Time will have the right to attend the both Shareholder Meetings (remotely, via the Virtual Meeting Platform, or by proxy) and be represented by counsel to support or oppose the sanctioning of the Scheme of Arrangement (subject to the limitations and qualifications above).

Settlement of ADS transaction deliverables

Prior to the closing, GW and Bidco will establish procedures to ensure (i) that the Depositary will, after the closing, promptly deliver the ADS deliverables to each holder of a GW ADS entitled thereto and (ii) if reasonably practicable, unless other arrangements are reasonably acceptable to GW, Bidco and Jazz, that GW ADSs will be treated by the Depositary, as closely as reasonably possible, in the same manner as GW ordinary shares are treated by the exchange agent with respect to treatment of fractional shares and other relevant matters specified in the Transaction Agreement. Because we expect that the last day of trading of the GW ADSs on Nasdaq will be the trading day prior to the closing date or the closing date, the persons entitled to the ADS deliverables will not be known until the first or second trading day following the effective date for the Scheme, which is the date that any trades made on the last day of trading will settle. If the parties reasonably deem necessary in furtherance of the establishment of such procedures, GW will enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, GW and Bidco, and GW, Jazz and Bidco will deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. The GW ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction, the cancellation of GW ADSs and the receipt of the ADS deliverables. No interest will be paid or accrued on any amount payable in respect of GW ADSs.

Each GW ADS holder entitled thereto will receive (upon surrender of their GW ADSs to the Depositary, if their GW ADSs are in certificated form) their pro rata portion of the aggregate ADS cash consideration in U.S. dollars, net of (i) the GW ADS Fees and (ii) applicable withholding taxes. GW ADS holders who hold their GW ADSs in certificated form will, on or after the closing date, receive letters of transmittal with an explanation on how to surrender the GW ADSs to the Depositary. Those holders must sign and return the letter of transmittal, together with their GW ADS certificates, to receive any ADS deliverables to which they are entitled. GW ADS holders who hold their GW ADSs in uncertificated form will automatically receive the net per ADS cash consideration (net of the GW ADS Fees and applicable withholding taxes) and the per ADS share deliverable to which they are entitled and do not need to take any further action. Payments to GW ADS holders will be made by checks mailed by the Depositary to the address the Depositary has in its records for such GW ADS holder. The per ADS share deliverable (except for fractional entitlements) will be delivered in uncertificated form to the GW ADS holders of record.

Any GW ADS holders who hold their GW ADSs indirectly through a broker, bank, trust company or other nominee within DTC, will receive credit of the funds and Jazz ordinary shares to their account from their broker, bank, trust company or other nominee. The Depositary will remit the applicable funds (net of the GW ADS Fees and applicable withholding taxes) to DTC, and DTC will, in turn, credit the GW ADS holder’s broker, bank, trust company or other nominee.

The settlement of the ADS deliverables is governed by the terms of the Transaction Agreement and the Deposit Agreement and is a matter that is external to the Scheme of Arrangement. As set out in the Scheme of Arrangement, neither Bidco nor any member of the Bidco Group nor the exchange agent nor GW shall have any responsibility or liability under the Scheme of Arrangement for the onwards distribution or transmission to the holders of GW ADSs, or to any other person, of the scheme deliverables due to the Depositary (or any nominee or custodian of the Depositary which is the relevant Scheme Shareholder), albeit that the foregoing does not affect GW’s obligations under the Deposit Agreement or any party’s obligations under the Transaction Agreement.

10.	Overseas GW Shareholders

The availability of the Scheme of Arrangement and the transaction deliverables to overseas GW shareholders may be affected by the laws of the relevant jurisdictions. Overseas GW shareholders should inform themselves about, and should observe, any applicable legal requirements. It is the responsibility of all overseas GW shareholders to satisfy themselves as to their full compliance with the laws of the relevant jurisdiction, including obtaining any governmental, exchange control or other consents which may be required and their compliance with any other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction. If you are in any doubt regarding such matters, you should consult an independent professional adviser in the relevant jurisdiction without delay.

Overseas GW shareholders should consult their own legal and tax advisers with respect to the legal and tax consequences of the Transaction in their particular circumstances.

Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder with a registered address in a jurisdiction outside Ireland, the United Kingdom or the United States, Bidco, any member of the Bidco Group, or the exchange agent is advised that the delivery of the Jazz ordinary shares would or might infringe upon the laws of such jurisdiction or would require Bidco, any member of the Bidco Group, the exchange agent or GW to observe any governmental or other consent or any registration, filing or other formality with which Bidco, any member of the Bidco Group, the exchange agent or GW (as the case may be) would be unable to comply, or compliance with which by such person is regarded by such person or by Bidco (in the case of Bidco, acting reasonably) as unduly onerous, the exchange agent may, in consultation with Bidco, determine that the Jazz ordinary shares shall not be delivered to such Scheme Shareholder and that (i) such Jazz ordinary shares shall instead be sold by the exchange agent at the best price which can reasonably be obtained in the market at the time of sale and (ii) the net proceeds of such sale (after the deduction of any expenses and commissions incurred in connection with such sale, including any amounts in respect of tax including any value added tax payable thereon, without interest) shall be delivered by the exchange agent to the relevant Scheme Shareholder in accordance with the relevant provisions of the Scheme of Arrangement rounded up or down to the nearest U.S. cent.

11.	Action to be taken

The approval required for the Scheme Proposal at the Court Meeting is a simple majority in number of the GW ordinary shareholders present and voting (and entitled to vote) remotely (via the Virtual Meeting Platform) or by proxy, representing at least 75% in value of the GW ordinary shares in respect of which a vote has been cast.

The approval required for the Scheme Implementation Proposal at the General Meeting is approval by at least 75% of the votes cast by GW ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy.

The approval required for the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting is approval by a simple majority of the votes cast by GW ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy.

If the Scheme of Arrangement becomes effective it will be binding on all holders of Scheme Shares irrespective of whether or not they attended or voted at the Court Meeting or the General Meeting.

Forms of proxy

Each copy of this proxy statement mailed to holders of GW ordinary shares is accompanied by two forms of proxy with instructions for voting. The blue form of proxy corresponds to the Court Meeting and the yellow form of proxy corresponds to the General Meeting. If you hold GW ordinary shares in your name as a shareholder of record, you should complete and return both proxy cards accompanying this proxy statement to ensure that your vote is counted at both of the Shareholder Meetings, or at any adjournment or postponement of the Shareholder Meetings, regardless of whether you plan to attend the Shareholder Meetings, so as to arrive as soon as possible but in any event at least 48 hours before the relevant meeting (excluding any part of such 48 hour period falling on a weekend or public holiday in the UK). You may also authorize a proxy to vote your shares online or electronically as set out in full on the proxy cards.

If the blue form of proxy relating to the Court Meeting is not lodged by the relevant time, it may be emailed to post_proxy_deadline_court_votes@linkgroup.co.uk at any time up to the Court Meeting. However, in the case of the General Meeting, if the yellow form of proxy is not lodged so as to be received by the time mentioned above, it will be invalid. The completion and return of either form of proxy will not preclude you from attending the Court Meeting or the General Meeting and voting remotely (via the Virtual Meeting Platform), if you so wish.

If you hold your GW ordinary shares in “street name” through a broker, bank, trust company or other nominee, you must direct your broker, bank, trust company or other nominee to vote in accordance with the instructions you have received from your broker, bank, trust company or other nominee.

The GW Board is not currently aware of any business to be acted upon at the Shareholder Meetings other than the matters described in this proxy statement. If, however, other matters are properly brought before the Shareholder Meetings, the persons appointed as proxies will have discretion to vote or act on those matters as in their judgment is in the best interest of GW and its shareholders, except that GW will comply with any limitations on the exercise of such discretion under applicable law and stock exchange listing rules.

If you hold GW ordinary shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Court Meeting (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by GW’s Registrar (ID: RA10) not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Court Meeting or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the GW’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. If the CREST proxy appointment or instruction is not received by this time, the blue form of proxy may be emailed to post_proxy_deadline_court_votes@linkgroup.co.uk any time prior to the commencement of the Court Meeting or any adjournment thereof.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

GW may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.

Currency Elections

Currency Elections by holders of GW ordinary shares in certificated form

Each holder of GW ordinary shares in certificated form as at the Scheme Record Time will receive the cash consideration in US dollars, except as may be validly elected otherwise pursuant to the Currency Conversion Facility. Holders of GW ordinary shares (other than the Depositary) may elect to have the cash consideration paid in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time before the relevant payment date under the Currency Conversion Facility, by completing and returning the red Form of Election.

Currency Elections by holders of GW ordinary shares in uncertificated form (that is, in CREST)

Each holder of GW ordinary shares in uncertificated form (that is, in CREST) at the Scheme Record Time will receive the cash consideration in US dollars, except as may be validly elected otherwise pursuant to the Currency Conversion Facility. Holders of GW ordinary shares (other than the Depositary) may elect to have the cash consideration which is payable to them under the Scheme paid in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more Business Days following the Scheme Record Time before the relevant payment date under the Currency Conversion Facility (by making the relevant TTE Instruction through CREST).

Each holder of GW ordinary shares in uncertificated form at the Scheme Record Time who does not make a valid Currency Election must ensure that an active US dollar Cash Memorandum Account is in place in CREST by no later than the Scheme Record Time. In the absence of a US dollar Cash Memorandum Account, the payment of the cash consideration will not settle, resulting in a delay and the settlement of the cash consideration outside of CREST by check.

The latest time for Link Group to receive your Form of Election will be [●] on [●], 2021 (or, in the case of an adjournment of the Court Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting), being the latest time for receipt by GW’s Registrar of the blue form of proxy for the Court Meeting. You should allow sufficient time for posting for your Form of Election to be received.

The latest time for receipt of a TTE Instruction through CREST (applicable only for holders of GW ordinary shares in uncertificated form and who wish to make an election under the Currency Conversion Facility) will be [●] on [●], 2021 (or, in the case of an adjournment of the Court Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting), being the latest time for receipt by GW’s Registrar of the blue form of proxy for the Court Meeting.

Further details on how to submit your Form of Election or making your TTE Instruction are set forth in the section entitled “Notes for Making Currency Elections” beginning on page 165 of this proxy statement.

You are strongly urged to complete and return your forms of proxy as soon as possible, whether or not you intend to attend the Shareholder Meetings via the Virtual Meeting Platform.

GW ADS holders should refer to section 9 of this Explanatory Statement for information relevant to such holders.

12.	Further information

The terms of the Scheme of Arrangement are set out in full in the section entitled “The Scheme of Arrangement” beginning on page 120 of this proxy statement. A summary of material tax consequences are set out in the sections entitled “Material United States Federal Income Tax Consequences of the Transaction”, “Material United Kingdom Tax Consequences of the Transaction” and “Material Irish Tax Consequences of the Transaction” beginning on pages 136, 141 and 144, respectively, of this proxy statement. Further information regarding GW, Jazz and Bidco are set out in the section entitled “The Parties to the Transaction” beginning on page 52 of this proxy statement.

THE GENERAL MEETING

Proposal 1—Scheme Implementation Proposal

For the reasons described above, GW is requesting that the GW shareholders adopt the following resolution at the General Meeting, which is a special resolution:

THAT, for the purpose of giving effect to the scheme of arrangement dated [●], 2021 between GW and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the Chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this resolution) between GW, Jazz Pharmaceuticals UK Holdings Limited (“Bidco”) and Jazz Pharmaceuticals Public Limited Company (“Jazz”) and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to GW, the Bidco and Jazz each acting reasonably and in good faith (the “Scheme”):

(A)

the directors of GW (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)	with effect from the passing of this resolution, the articles of association of GW be and are hereby amended by the adoption and inclusion of the following new article 45:

“45 Scheme of Arrangement

(i)

In this article, references to the “Scheme” are to the Scheme of Arrangement under Part 26 of the UK Companies Act 2006 between the Company and the holders of Scheme Shares dated [●], 2021 in its original form or with or subject to any modification, addition or condition as may be agreed between the Company, Jazz Pharmaceuticals UK Holdings Limited (“Bidco”) and Jazz Pharmaceuticals Public Limited Company (“Jazz”) and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to the Company, Bidco and Jazz each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article. Capitalized terms used but not otherwise defined in this article shall have the meanings ascribed to such terms in the Scheme.

(ii)

Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in General Meeting, if the Company issues any shares (other than to any member of the Bidco Group or a nominee of any such person (each such person, a “Bidco Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(iii)

Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred to any person other than a Bidco Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all encumbrances to Bidco (or to such other person as may be nominated by Bidco) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, Bidco (or such other person as has been nominated by Bidco) shall pay or procure the payment to the New Member of the same Cash Consideration and deliver or procure the delivery to the New Member of the same Exchange Shares that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(iv)

Notwithstanding the provisions of Article 45(iii), if, in respect of any New Member with a registered address in a jurisdiction outside Ireland, the United Kingdom or the United States, any Bidco Company or Bidco is advised that the delivery of Exchange Shares to such New Member pursuant to Article 45(iii) would or might infringe the laws of such jurisdiction or would require any Bidco Company or Bidco to observe any governmental or other consent or any registration, filing or other formality with which any Bidco Company or Bidco (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or Bidco (in the case of Bidco, acting reasonably) as unduly onerous, Bidco may, in its sole discretion, determine that the relevant Exchange Shares shall not be delivered to such New Member and that (i) such Exchange Shares shall instead be sold at the best price which can reasonably be obtained in the market at the time of sale and (ii) the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any amounts in respect of tax including any value added tax payable thereon, without interest and subject to deduction or withholding of any amounts as are required to be deducted or withheld from or with respect to such payment under any Applicable Law) shall be delivered to the relevant New Member.

(v)

The provisions of paragraph 9 of the Scheme in respect of fractional entitlements shall apply, mutatis mutandis, in respect of any Exchange Shares to which New Members are entitled pursuant to Article 45(iii) above (and, for the avoidance of doubt, no New Member shall receive fractions of Exchange Shares).

(vi)

If, after the Effective Time, the Company Ordinary Shares or Jazz Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Cash Consideration and/or Exchange Shares due to a New Member for each Post-Scheme Share pursuant to Article 45(iii) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to provide Bidco and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

(vii)

To give effect to any transfer of Post-Scheme Shares required by this article, the Company may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of Bidco (or such other person as Bidco may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in Bidco (or such other person as Bidco may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as Bidco may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by Bidco, and the Company may send to the agent any notice, circular, warrant or other document or communication which may otherwise be required to be sent to the New Member as a member of the Company.

(viii)

The Company may give good receipt for the Cash Consideration and Exchange Shares for the Post-Scheme Shares and may register Bidco (or such other person as Bidco may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(ix)

Bidco shall settle (or procure the settlement) of the Cash Consideration and Exchange Shares within 14 days of the transfer of the Post-Scheme Shares by the New Member to Bidco (or to such other person as Bidco may nominate).

(x)

Notwithstanding any other provision of these articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Bidco Company or a nominee of a Bidco Company pursuant to the Scheme).

(xi)	If the Scheme shall not have become effective by the date referred to in paragraph 12.2 of the Scheme, this article shall be of no effect.”

Vote Required and GW Board Recommendation

Assuming a quorum is present, the Scheme Implementation Proposal will be passed if at least 75% of the votes cast at the General Meeting (remotely via the Virtual Meeting Platform, or by proxy) are cast in favor of this proposal.

Completion of the Transaction is conditioned upon GW shareholder approval of the Scheme Implementation Proposal.

The GW Board unanimously recommends that you vote “FOR” the Scheme Implementation Proposal.

Proposal 2—Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements

In accordance with Section 14A of the Exchange Act, GW is providing GW shareholders with the opportunity to cast a non-binding advisory vote on the compensation that may be paid or become payable to the GW’s named executive officers in connection with the Transaction. As required by those rules, GW is asking GW shareholders to vote on the approval of the following resolution, which is an ordinary resolution:

“THAT, the compensation that may be paid or become payable to GW’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 92 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby approved.”

The vote on this proposal is a vote separate and apart from the Scheme Implementation Proposal. Accordingly, you may vote in favor of the Scheme Implementation Proposal and vote not to approve this proposal and vice versa. Because this proposal is only advisory in nature, it will not be binding on GW or the GW Board. Accordingly, because GW is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the Transaction is consummated and regardless of the outcome of the advisory proposal.

Assuming a quorum is present, the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be passed if a simple majority of the votes cast at the General Meeting (remotely via the Virtual Meeting Platform, or by proxy) are cast in favor of this proposal.

The GW Board unanimously recommends that you vote “FOR” the approval of the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

THE PARTIES TO THE TRANSACTION

GW Pharmaceuticals plc

GW, a public limited company incorporated in England and Wales, is a global leader in discovering, developing, manufacturing and commercializing novel, regulatory approved therapeutics from its proprietary cannabinoid product platform to address a broad range of diseases. GW ADSs are listed on Nasdaq under the symbol “GWPH”.

GW’s registered offices are located at Sovereign House, Vision Park, Chivers Way, Histon, Cambridge CB24 9BZ, United Kingdom and its telephone number is +44-1223-266-800.

For more information about GW, please visit GW’s Internet website at www.gwpharm.com. GW’s Internet website address is provided as an inactive textual reference only. The information contained on GW’s Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about GW is included in the documents incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement.

Jazz Pharmaceuticals Public Limited Company

Jazz, a public limited company incorporated in the Republic of Ireland, is a global biopharmaceutical company dedicated to developing and commercializing life-changing medicines with a focus in neuroscience, including sleep and movement disorders, and in oncology, including hematologic malignancies and solid tumors. Jazz ordinary shares are listed on Nasdaq under the symbol “JAZZ”.

Jazz’s executive offices are located at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland D04 E5W7 and its telephone number is +353-1-634-7800.

For more information about Jazz, please visit Jazz’s Internet website at www.jazzpharma.com. Jazz’s Internet website address is provided as an inactive textual reference only. The information contained on Jazz’s Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about Jazz is included in the documents incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement.

Jazz Pharmaceuticals UK Holdings Limited

Bidco, a private limited company incorporated in England and Wales, is an indirect wholly owned subsidiary of Jazz and was formed solely for the purpose of facilitating the Transaction. Bidco has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the Transaction. As a result of the consummation of the Transaction, each issued and outstanding GW ordinary share will be transferred to Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee).

Bidco’s registered offices are located at Wing B, Building 5700, Spires House John Smith Drive, Oxford Business Park South, Oxford, United Kingdom OX4 2RW and its telephone number is +44-1865 405-000.

THE TRANSACTION

Overview

On February 3, 2021, GW entered into the Transaction Agreement with Jazz and Bidco. Under the terms of the Transaction Agreement, subject to the satisfaction or waiver of the conditions set forth therein, Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) will, subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to the completion of the Transaction, acquire the entire issued and to be issued share capital of GW pursuant to the Scheme of Arrangement, which is a court-sanctioned scheme of arrangement under the Companies Act.

Background of the Transaction

The GW Board regularly evaluates GW’s historical performance, future growth prospects and long-term strategic plan and considers various strategic opportunities available to GW as well as ways to enhance shareholder value and GW’s performance and prospects, including in light of the business, competitive, regulatory, financing and economic environment and developments in GW’s industry. These reviews have included discussions as to whether GW should continue to execute on its strategy as a stand-alone company, pursue various acquisitions or collaborations, seek to improve its capital structure or pursue a sale of the entire company or certain of its assets. As part of these reviews, the GW Board has considered from time to time what would offer the best avenue to enhance shareholder value along with the potential benefits and risks of any potential alternative.

On July 6, 2020, Bruce Cozadd, Chairman and Chief Executive Officer of Jazz, sent Justin Gover, Chief Executive Officer of GW, an unsolicited email asking if Mr. Gover was available for a discussion in the coming days, and the two agreed to hold a video conference on July 8.

On July 8, 2020, Mr. Gover held a video conference with Mr. Cozadd, during which Mr. Cozadd made an unsolicited non-binding proposal for Jazz to acquire GW for $172 per GW ADS in cash, subject to the completion of due diligence and customary transaction documentation. During the call, Mr. Cozadd informed Mr. Gover that Jazz had available cash and lines of credit and had made confidential inquiries to financing sources to access additional financing to support the proposal. Mr. Gover replied that he would discuss Jazz’s proposal with the GW Board and respond to Mr. Cozadd afterwards.

On July 10, 2020, Mr. Gover informed Mr. Cozadd via email that Mr. Gover would discuss the proposal with the rest of the GW Board at its upcoming regularly scheduled meeting on July 16, 2020 and would respond to the proposal in due course thereafter.

On July 16, 2020, the GW Board held a regularly scheduled meeting. During a portion of that meeting, Mr. Gover and the rest of the GW Board met separately with Douglas Snyder, GW’s Chief Legal Officer, and Scott Giacobello, GW’s Chief Financial Officer, to discuss Jazz’s proposal. Mr. Giacobello presented background on Jazz based on public information, including information about its business and certain financial metrics. Mr. Giacobello then reviewed with the GW Board certain forecasts that had been prepared by GW management prior to the receipt of Jazz’s July 8, 2020 proposal as part of its strategic planning process and consideration of available strategic alternatives and related financial analyses. These forecasts are referred to as the “July Forecasts” (as defined and further discussed under “—Certain GW Forecasts” beginning on page 81 of this proxy statement). Next, representatives of GW’s US legal advisors at Cravath, Swaine & Moore LLP (“Cravath”) and GW’s UK legal advisors at Slaughter and May joined the meeting to review the GW Board’s fiduciary duties under UK law and related legal considerations regarding Jazz’s proposal and general matters regarding the acquisition of a company that is incorporated in the UK but listed only in, and managed and controlled from, the US. Following discussion and consideration of the information reviewed and discussed at the meeting, the GW Board expressed confidence in GW’s standalone plan and prospects, and unanimously concluded that Jazz’s non-binding proposal fundamentally undervalued GW and was not likely to promote the success of GW for the benefit of its shareholders as a whole. The GW Board further concluded that it would not further engage with Jazz unless Jazz made a proposal above $200 per GW ADS or otherwise materially changed the terms of its proposal, noting that $200 per GW ADS merely represented the threshold at which the GW Board would reconvene to discuss a proposal, and was not an indication that the GW Board necessarily viewed a proposal at that price as being the price at which it would engage with Jazz or any other party regarding a transaction. The GW Board directed Mr. Gover to respond to Mr. Cozadd that Jazz’s proposal did not warrant engagement by GW, and gave Mr. Gover authority to respond to any further proposals from Jazz below $200 per GW ADS in a similar manner.

On July 17, 2020, Mr. Gover called Mr. Cozadd to communicate the GW Board’s determination to reject Jazz’s proposal, stating that the GW Board believed that Jazz’s proposal fundamentally undervalued GW, and that the GW Board had confidence in GW’s standalone plan and prospects and that GW was committed to delivering on that plan. Mr. Cozadd indicated that he would be sending a letter reflecting Jazz’s proposal despite the feedback from Mr. Gover.

On July 20, 2020, Mr. Cozadd sent Mr. Gover a letter reflecting Jazz’s prior proposal, indicating that Jazz was willing to consider increasing its proposal if additional non-public information were provided that allowed Jazz to identify value not apparent from publicly available information. The letter also requested a meeting with Mr. Gover or a very small group of GW senior executives to discuss a limited set of high-level information and indicated Jazz’s willingness to immediately enter into a customary confidentiality agreement to facilitate this exchange of information.

On July 23, 2020, in accordance with the prior direction from the GW Board, Mr. Gover sent Mr. Cozadd a letter rejecting Jazz’s written proposal, stating that the GW Board had unanimously concluded the prior week that the proposal fundamentally undervalued GW and its prospects, and that Jazz’s written proposal did not affect this conclusion.

On August 13, 2020, Mr. Cozadd sent Mr. Gover a letter with a revised non-binding proposal on behalf of Jazz, increasing the price to $187 per GW ADS in cash and repeating the requests from the July 20 letter for the parties to enter into a confidentiality agreement and arrange a meeting between their respective chief executive officers or a group of senior executives. The letter did not indicate whether Jazz would be willing to consider increasing its proposal on the basis of its requested due diligence on GW.

Shortly thereafter, the revised Jazz proposal was circulated to the full GW Board and Mr. Gover informed them that he would be rejecting the proposal in accordance with their prior direction. Mr. Gover also contacted representatives of Goldman Sachs and Centerview and engaged each as GW’s financial advisor, subject to the GW Board’s ultimate approval of each engagement and its terms.

On August 21, 2020, Mr. Gover called Mr. Cozadd to reject the revised proposal for the same reasons stated in GW’s July 23 letter, and stated that the GW Board did not believe the proposal provided a basis for discussions among the parties. Mr. Gover sent Mr. Cozadd a letter to this effect after the call. On the call, Mr. Gover also informed Mr. Cozadd that the GW Board had authorized him to reject any proposals with a value of $200 per GW ADS or less.

On September 11, 2020, Mr. Cozadd called Mr. Gover to reiterate Jazz’s non-binding proposal to acquire GW for $187 per GW ADS in cash, but indicated that Jazz was willing to consider a further increase to its proposal if GW would allow Jazz to conduct limited due diligence on certain high-priority items under a confidentiality agreement, including by arranging a meeting of a very small group of senior executives, which Jazz was prepared to complete promptly and efficiently. Mr. Cozadd indicated that this process would enable Jazz to identify any additional upside it could deliver to GW shareholders before engaging in final due diligence. Mr. Cozadd sent Mr. Gover a letter to this effect after the call.

On September 15, 2020, the GW Board met with Mr. Snyder and Mr. Giacobello to discuss Jazz’s proposal and letters of August 13 and September 11. The GW Board discussed that it did not believe there had been any material changes regarding GW since the July 16, 2020 meeting that would warrant engaging with Jazz regarding a transaction at the latest value proposed. After discussion, the GW Board unanimously determined to reject the proposal.

On September 17, 2020, Mr. Gover called Mr. Cozadd to reject Jazz’s proposal, stating the GW Board continued to believe the proposal fundamentally undervalued GW and its prospects and that it provided an inadequate basis for discussions. Mr. Gover sent Mr. Cozadd a letter to this effect after the call.

In October 2020, GW engaged Radford, the independent compensation consultant of the Remuneration Committee of the GW Board (the “Remuneration Committee”), to review GW’s severance plans and programs, relating to both change in control and non-change in control scenarios, and to make recommendations regarding potential changes to those plans and programs to resolve certain internal and geographical inconsistencies and to bring these plans and programs in line with current market practices for peer companies. The determination to engage Radford for this matter was not made in contemplation of any particular transaction, whether with Jazz or any other party.

On December 1, 2020, Mr. Cozadd sent Mr. Gover a letter increasing Jazz’s non-binding proposal to $205 per GW ADS in cash, representing a 46% premium to the closing price per GW ADS on Nasdaq of $139.92 on November 30, 2020, the last trading day prior to the submission of the proposal.

On December 8, 2020, the GW Board met with Mr. Snyder and Mr. Giacobello and representatives of Goldman Sachs, Centerview, Cravath and Slaughter and May to discuss the revised Jazz proposal and potential next steps. Representatives of Goldman Sachs and Centerview reviewed the history of GW’s interactions with Jazz to date, GW’s trading history, Jazz’s financial and operational profile and trading history and Jazz’s likely motivations for pursuing the transaction. The GW Board and the representatives of Goldman Sachs and Centerview engaged in a discussion of Jazz’s ability to finance an acquisition of GW at the currently proposed and potentially higher prices. Representatives of Goldman Sachs and Centerview expressed their views that, while Jazz could finance the transaction at the current proposed price and likely had some additional capacity, the current proposal was approaching the higher end of the range of all-cash transactions that Jazz would likely be able to finance, given Jazz’s balance sheet and credit ratings considerations. The GW Board and representatives of Goldman Sachs and Centerview also discussed ways in which Jazz might be able to raise additional equity capital to finance an acquisition or include a stock component in the transaction deliverables in the transaction.

The GW Board and representatives of Goldman Sachs and Centerview then reviewed whether other parties might be interested in a potential acquisition of GW, and representatives of Goldman Sachs and Centerview expressed their view that there were few third parties that would both likely be interested in an acquisition of GW and have the capacity to complete a transaction at the price currently proposed by Jazz, and that they believed that affirmative third party outreach would be unlikely to result in a proposal providing equivalent or higher value than the Jazz proposal. At the GW Board’s request, representatives of Cravath and Slaughter and May described the legal considerations regarding the determination of whether to engage in third-party outreach under the circumstances, following which a discussion among the GW Board, GW management and the advisors ensued regarding the advantages and disadvantages of outreach to third parties, including the potential risk of leaks and the risk of losing a potential transaction with Jazz were a leak to occur.

A discussion then ensued regarding how Jazz was valuing GW’s pipeline assets, and whether there were structural alternatives, such as a spin-off or contingent value right, that could provide more value to GW’s shareholders for such assets if Jazz was not ascribing sufficient value to them. Representatives of the financial and legal advisors explained the complexities and, for spin-offs in particular, potential for delay associated with these structures, but stated that they would conduct further analysis to be presented to the GW Board at the next meeting. The GW Board excused its advisors and continued its discussion, determining that it required valuation analyses from Goldman Sachs and Centerview in order to further inform the manner in which it wanted to respond to Jazz’s then-current proposal, and that it would meet again with GW management and the advisors once the valuation analyses had been prepared.

On December 13, 2020, the GW Board met with Mr. Snyder and Mr. Giacobello and representatives of Goldman Sachs, Centerview, Cravath and Slaughter and May to continue the discussion regarding Jazz’s proposal and potential next steps. Mr. Gover noted that, at the GW Board’s request, management had updated the July Forecasts and provided the updated forecasts to the financial advisors for use in their financial analyses. These updated forecasts are referred to as the “December Forecasts” (as defined and further discussed under “—Certain GW Forecasts” beginning on page 81 of this proxy statement). A discussion ensued among GW management and the GW Board regarding the December Forecasts, and how the December Forecasts and the July Forecasts and the key underlying assumptions for each differed. Representatives of Goldman Sachs and Centerview then presented their respective preliminary financial analyses of GW based upon the December Forecasts, and discussion ensued regarding the analyses, the drivers and assumptions underlying them and various sensitivities presented by each financial advisor. The GW Board noted that Jazz had increased its offer on numerous occasions without having been provided access to non-public information regarding GW, and that it may be difficult to get Jazz to increase further without giving Jazz some amount of due diligence access. The GW Board also discussed the advantages and disadvantages of engaging with Jazz (as opposed to waiting to see how GW continued to perform in the short-to-medium term) and the likelihood of Jazz being able to increase its proposal in light of its financing requirements and leverage constraints. During this discussion, representatives of Goldman Sachs and Centerview reiterated their views, discussed during the December 8 meeting, that Jazz was likely very motivated to pursue the acquisition and that Jazz might have the ability to increase its offer further, but that Jazz was unlikely to be able to increase its offer materially further on an all-cash basis due to leverage constraints. The GW Board also discussed whether Jazz was an appropriate strategic fit for GW, including whether Jazz was primarily motivated by acquiring Epidiolex and the level of Jazz’s appreciation for and commitment to GW’s pipeline and research and development priorities. Mr. Gover indicated that based on his conversations with Mr. Cozadd, Jazz appeared to share similar vision, values and priorities to those of GW and value GW’s pipeline and research and development organization.

The GW Board, GW management and the advisors also discussed considerations regarding spin-offs and contingent value rights, including the complexities of these alternatives and the likelihood that Jazz would not be willing to consider these alternative structures in light of its repeated price increases to date. In response to a request from the GW Board, representatives of Goldman Sachs and Centerview reiterated their view that there were few third parties that would both likely be interested in an acquisition of GW and have the capacity to complete a transaction at the price currently proposed by Jazz, and that they believed that affirmative third-party outreach would be unlikely to result in a proposal providing equivalent or higher value than the Jazz proposal. The GW Board concluded that it would first decide whether it wanted to engage with Jazz and could revisit third-party outreach at a later time as appropriate. After excusing the financial advisors, the GW Board discussed potential response alternatives with Cravath and Slaughter and May, then excused the legal advisors to continue the discussion. The GW Board discussed that it would like to see if Jazz would be willing to further increase its price, but that Jazz was at a price level that was close to that which could warrant further engagement. After discussion, the GW Board determined that Mr. Gover should respond to Jazz’s proposal by indicating that while the proposal was not sufficient, GW would not be averse to engaging in discussions with Jazz if Jazz were to make a more compelling proposal, and that Mr. Gover was authorized to provide Jazz with high-level non-public due diligence information if Mr. Gover deemed it advisable to facilitate an increase in Jazz’s current proposal.

On December 15, 2020, Mr. Gover called Mr. Cozadd to convey the GW Board’s rejection of the Jazz proposal. Mr. Gover indicated that the GW Board might be willing to pursue a transaction if Jazz could meaningfully improve upon its proposal further, indicating that $215 per GW ADS would not be acceptable to the GW Board, but that he believed that the GW Board would likely be in support of a transaction at $220 per GW ADS. Mr. Cozadd asked if Mr. Gover would be willing to arrange a high-level discussion among senior executives of

GW and Jazz regarding a few key diligence areas in order to enable Jazz to evaluate further increasing its proposal.

On December 17, 2020, Mr. Gover confirmed to Mr. Cozadd that he and Mr. Snyder would be willing to engage in a high-level diligence call with a view towards providing non-public information regarding GW so that Jazz could further improve upon its proposal.

Later on December 17, 2020, Mr. Cozadd sent Mr. Gover a list of topics for discussion on the high-level diligence call, as well as a draft confidentiality agreement to cover any non-public information regarding GW discussed on the call. The draft confidentiality agreement did not contain a number of terms which would customarily be included in a confidentiality agreement of this type, including a standstill and employee non-solicitation provisions.

On December 18, 2020, GW executed the confidentiality agreement in the form provided by Jazz on the understanding that it was intended to cover solely the information to be discussed on the high-level diligence call, and that if there were ultimately a basis to proceed further in discussions, GW would expect to enter into a more appropriate confidentiality agreement, including one with standstill and employee non-solicitation provisions.

On December 22, 2020, Mr. Gover and Mr. Snyder held the high-level due diligence call with Mr. Cozadd and other members of Jazz management.

On December 23, 2020, Mr. Cozadd called Mr. Gover to convey that the Jazz Board had authorized Jazz to increase its proposal to $220 per GW ADS, consisting of $200 in cash with the remainder in Jazz ordinary shares and that Jazz had been in discussions with a reputable financial institution to arrange the financing for the cash portion of the consideration. Mr. Cozadd explained that Jazz did not believe that the inclusion of a stock component in the transaction deliverables would have any impact on the timing for completing the transaction, and that no Jazz shareholder vote would be required in connection with the revised proposal. Mr. Cozadd also requested that GW agree to a period of exclusivity with Jazz to facilitate Jazz’s due diligence and the negotiation of definitive documentation. Mr. Gover said he would discuss the revised proposal with the GW Board, but rejected the request for exclusivity.

On December 29, 2020, the GW Board met with Mr. Snyder and Mr. Giacobello and representatives of Goldman Sachs, Centerview, Cravath and Slaughter and May in order to discuss Jazz’s revised proposal and potential next steps. After Mr. Gover provided an overview of developments since the December 13 meeting, representatives of Goldman Sachs and Centerview discussed with the GW Board certain financial metrics relating to the revised proposal, noting that the $220 per GW ADS price represented an implied 90% premium to the closing price per GW ADS on Nasdaq of $115.91 on December 28, 2020, the last trading day prior to the meeting, and an implied equity value of approximately $7 billion. Representatives of Goldman Sachs and Centerview also discussed with the GW Board certain value considerations relating to the inclusion of Jazz ordinary shares as part of the transaction deliverables, potential ways Jazz could provide price protection on the stock component of the transaction deliverables, the expected liquidity of the Jazz ordinary shares for GW shareholders post-closing and the likelihood that the inclusion of the stock component of the transaction deliverables signaled that Jazz had reached the limit to what it was willing or able to pay in cash. Representatives of Cravath and Slaughter and May reviewed how the introduction of a stock component to the transaction deliverables might affect the process of and timing for the transaction. A discussion ensued regarding the revised proposal in light of GW’s stand-alone prospects, the preliminary valuation analyses presented by the financial advisors at the December 13 meeting, the addition of the stock component of the transaction deliverables, and the potential advantages and disadvantages at this point in third-party outreach, following which the representatives of Goldman Sachs and Centerview left the meeting.

Following further discussion with its legal advisors, the GW Board concluded that the risks associated with third-party outreach, in particular the risk of leaks, outweighed the potential benefits, and therefore that GW should not engage in third-party outreach, following which the representatives of Cravath and Slaughter and May left the meeting. Following further discussion of the revised proposal and the information and material presented by its financial and legal advisors, the GW Board unanimously concluded that the Jazz proposal was compelling in light of GW’s standalone prospects and that, subject to Jazz providing an acceptable level of price protection on the stock component of the transaction deliverables and the negotiation of satisfactory non-financial terms for the transaction, Jazz’s proposal was likely to promote the success of GW for the benefit of its shareholders as a whole. Given this conclusion, the GW Board directed GW management to engage in further discussions with Jazz regarding its proposal and instructed Mr. Gover to explore whether Jazz would be willing to provide price protection for the stock component of the transaction deliverables by either fixing the exchange ratio between GW ADSs and Jazz shares at closing of the transaction (rather than at signing), or in the form of a collar mechanism. The GW Board also authorized management to make due diligence material available to Jazz and commence negotiations of definitive documentation for the transaction, and instructed management to keep the GW Board informed as discussions progressed.

Later on December 29, 2020, Mr. Gover held a call with Mr. Cozadd and indicated that while the GW Board was willing to move forward to due diligence and negotiation of definitive documentation on the basis of Jazz’s most recent proposal, the GW Board needed a level of certainty on the value of the stock component of the transaction deliverables. Mr. Gover proposed that the exchange ratio between GW ADSs and Jazz ordinary shares be fixed at closing of the transaction (rather than at signing). Mr. Cozadd responded that he would consider this proposal, but that he believed the Jazz Board would be more amenable to a traditional collar mechanism in order to provide protection to GW shareholders regarding the trading price of Jazz stock between signing and closing of the transaction.

On December 31, 2020, Mr. Gover held a video conference with Mr. Cozadd, on which Mr. Cozadd indicated that, after discussing with the Jazz Board, Jazz was willing to provide some price protection on the stock component of the transaction deliverables in the form of a collar structure. Mr. Cozadd suggested that the parties’ respective financial advisors agree on the details of the collar. According to the prior authority provided to him by the GW Board, Mr. Gover indicated that GW would move forward on this basis and provide due diligence information and begin negotiation of definitive documentation. Mr. Cozadd next reiterated his prior request for exclusivity, which Mr. Gover declined. Mr. Cozadd also proposed a three-to-four week period for due diligence and negotiation of definitive documentation. Before the call concluded, Mr. Cozadd and Mr. Gover agreed that it was important to discuss the future organization and to ensure that the combined company retained talent and was in a position to deliver future success, and also agreed that Jazz’s initial due diligence would be targeted at high-priority items, and that only once those high-priority items were satisfactorily completed would GW permit Jazz to conduct full due diligence.

Later on December 31, 2020, Mr. Gover sent Mr. Cozadd a draft amended and restated confidentiality agreement prepared by GW’s legal advisors, which included a customary standstill provision.

On January 1, 2021, Neena Patil, Jazz’s General Counsel, sent Mr. Gover and Mr. Snyder a list of the high-priority diligence topics that Jazz proposed to cover in a series of meetings with members of GW management and relevant advisors during the next several days.

On January 2, 2021, Ms. Patil sent Mr. Snyder a revised confidentiality agreement reflecting Jazz’s comments, and from that time until January 5, representatives of Wachtell, Lipton, Rosen & Katz (“Wachtell”), US counsel to Jazz, and Cravath negotiated the terms of the confidentiality agreement. During the course of those negotiations, the representatives of Wachtell and Cravath discussed the structure of a definitive transaction agreement and the use of a UK scheme of arrangement structure to effect the acquisition of the issued and to be issued GW share capital.

On January 2 and 3, 2021, representatives of Goldman Sachs and Centerview held a series of calls with representatives of Evercore Group L.L.C (“Evercore”) and Guggenheim Securities, LLC (“Guggenheim”), financial advisors to Jazz, to discuss the nature of the price protection on the stock component of the transaction deliverables, with the financial advisors agreeing to a 10% symmetrical collar mechanism on the second day of these discussions.

On January 4, 2021, Mr. Gover held a call with Mr. Cozadd and another member of Jazz management, on which Mr. Gover provided additional high-level information regarding GW, focused on organizational, employee and culture matters. Following the call, Mr. Cozadd sent Mr. Gover Jazz’s remaining business and legal due diligence requests.

On January 5, 2021, Jazz and GW executed the amended and restated confidentiality agreement.

Between January 5 and January 8, 2021, members of GW and Jazz management and their respective legal representatives held a series of due diligence meetings covering Jazz’s high-priority diligence topics.

On January 8, 2021, the Remuneration Committee met with members of GW management and representatives of Cravath to consider certain topics that the Remuneration Committee typically considers at the beginning of each year, such as GW’s incentive compensation programs and general compensation planning for 2021. The Remuneration Committee also discussed Radford’s recommendations regarding (1) GW entering into a new employment agreement with Mr. Gover, a topic that had been discussed periodically since Mr. Gover’s relocation to the United States in July 2015, to bring the terms of his employment in line with current market practice for US-based executives and (2) changes to GW’s severance plans and programs to resolve certain internal and geographical inconsistencies and to bring these plans and programs in line with current market practices for peer companies. Representatives of Cravath also discussed with the Remuneration Committee how these items might be impacted by a transaction with Jazz, as well as other compensation and benefits matters that might be implicated in a transaction with Jazz.

On January 10, 2021, Mr. Gover and Mr. Cozadd held a call to discuss Jazz’s progress on diligence in the prior week and next steps, and discussed scheduling and additional due diligence sessions for the following week.

Between January 11 and January 13, 2021, representatives of GW and Jazz and their advisors engaged in due diligence activities with respect to Jazz’s high-priority due diligence items, including a due diligence session on January 13, 2021.

On January 14, 2021, the Remuneration Committee met again with members of GW management and representatives of Cravath to continue their discussions regarding 2021 compensation matters, such as merit-based compensation changes and 2021 short and long-term incentive program awards, and compensation and benefits matters that might be implicated in a transaction with Jazz. The Remuneration Committee also continued its discussions regarding changes to GW’s severance plans and programs, as recommended by Radford.

On January 15, 2021, Mr. Gover and Mr. Cozadd held a call on which Mr. Cozadd indicated that there were no major outstanding issues on Jazz’s high-priority due diligence items and that Jazz was prepared to move forward towards negotiating definitive documentation and completing its remaining confirmatory due diligence with a goal of signing the definitive documentation on February 7 or 8, and the two agreed that full due diligence would commence on January 18 with GW opening a more expansive virtual dataroom to Jazz at that time. Mr. Cozadd again requested an exclusivity period, which Mr. Gover rejected. Mr. Cozadd indicated that Jazz and its counsel were working on a draft transaction agreement and would send the draft to GW and its counsel in the near term.

Later on January 15, 2021, representatives of Wachtell sent representatives of Cravath a draft exclusivity letter consistent with Mr. Cozadd’s description.

On January 18, 2021, GW made a virtual dataroom for the transaction available to Jazz and its representatives, containing information and documents responsive to Jazz’s outstanding due diligence requests. Between January 18, 2021 and the signing of the transaction agreement, Jazz and its representatives submitted further confirmatory due diligence requests and engaged in numerous discussions with GW and its representatives relating thereto, and GW continued to make additional responsive information and documents available to facilitate Jazz’s due diligence exercise.

Later on January 18, 2021, a representative of Wachtell called a representative of Cravath to get an update on GW’s position regarding the request for exclusivity. During the discussion, the representative of Cravath stated that GW did not believe exclusivity was appropriate at the time.

On January 19, 2021, Mr. Gover and Mr. Cozadd held a call, during which Mr. Cozadd again requested that GW agree to exclusivity. Mr. Gover again declined the request.

Later on January 19, 2021, representatives of Wachtell sent a draft transaction agreement to representatives of Cravath.

On January 22, 2021, representatives of Macfarlanes LLP, UK counsel to Jazz (“Macfarlanes”), sent initial drafts of the forms of scheme of arrangement and related shareholder resolutions to Slaughter and May. From that time until the signing of the Transaction Agreement, representatives of Slaughter and May and Macfarlanes negotiated the terms of these documents (forms of which are annexed to the Transaction Agreement) and held multiple discussions relating thereto.

On January 24, 2021, representatives of Cravath sent a revised draft transaction agreement to representatives of Wachtell and Macfarlanes. From that time until the signing of the Transaction Agreement, the parties’ respective legal advisors negotiated the terms of the Transaction Agreement and held a number of discussions relating thereto.

On January 25, 2021, the Remuneration Committee convened again with members of GW management and representatives of Cravath to discuss certain topics, including the adoption of a company-wide severance program as had been recommended by Radford and discussed at previous meetings, matters relating to GW’s incentive programs and other employee benefits matters relating to the proposed transaction with Jazz. After discussion, the Remuneration Committee authorized senior management and representatives of Cravath to discuss and negotiate these matters with Jazz and its representatives. Mr. Gover and Mr. Cozadd, as well as representatives of Cravath and Wachtell, negotiated these matters from January 26 through February 2. It was during these conversations that Mr. Cozadd made the request that members of GW management remain with the combined company after the completion of the transaction, some on a transitional basis and some on a more long-term basis, with Mr. Gover remaining for a transitional period.

Later on January 25, 2021, representatives of Goldman Sachs and Centerview held a call with representatives of Evercore and Guggenheim, who confirmed that Jazz had finalized the financial terms of its committed financing for the transaction, subject to final agreement on the relevant definitive documentation.

On January 28, 2021, the GW Board met with members of GW management and representatives of Goldman Sachs, Centerview, Cravath and Slaughter and May for an update on the status of the transaction. Mr. Gover and Mr. Snyder provided an overview of Jazz’s main areas of diligence focus, and noted that, given the stock component of the transaction deliverables, GW and its advisors were also going to conduct due diligence on Jazz. Representatives of Goldman Sachs and Centerview provided an update on various financial metrics with respect to Jazz’s proposal that they had previously presented to the GW Board. Next, representatives of Slaughter and May reviewed the fiduciary duties of the GW Board generally and in the context of the transaction. Representatives of Cravath and Slaughter and May then reviewed the key terms of the draft transaction agreement, scheme of arrangement and shareholder resolution based on the discussions to date, including (1) the structure of the transaction as a scheme of arrangement under UK law; (2) the transaction deliverables and the 10% symmetrical collar mechanism and how it would be calculated based on a volume weighted average trading price of the Jazz ordinary shares on Nasdaq over a to-be-determined measurement period ending four days prior to the closing date using an initial exchange ratio that would be set prior to the signing of the transaction agreement in a manner to be agreed; (3) the closing conditions for the transaction and the terms of the marketing period that would be afforded to Jazz to permit it to syndicate its debt financing; (4) the regulatory clearances required for the transaction and the efforts that the parties would be required to use to obtain these clearances; (5) the terms relating to GW Board’s ability to respond to unsolicited competing acquisition proposals; (6) the termination rights of each party; and (7) the amount of, and triggers for, the termination fee payable by GW in certain circumstances following the termination of the transaction agreement, and a discussion ensued. Next, representatives of Cravath reviewed the employee compensation and benefits matters that were being negotiated in consultation with the Remuneration Committee of the GW Board, including those matters that affected executive management and other employees. Throughout these discussions, representatives of Cravath and Slaughter and May noted the key points that remained subject to negotiation, the parties’ current positions on each of these points and the range of potential outcomes, and received direction from the GW Board on acceptable resolutions for each point. The representatives of Cravath and Slaughter and May also reviewed an illustrative timeline for the transaction.

The representatives of Goldman Sachs and Centerview were then excused and the GW Board and management discussed the progress made on the transaction to date, and the potential timetable for a transaction signing and closing. The representatives of Cravath and Mr. Gover then reviewed the terms of the engagement letters that had been negotiated with each of Goldman Sachs and Centerview, including a review of certain relationships between each of Goldman Sachs and Centerview and certain of their respective affiliates, on the one hand, and GW and Jazz and certain of their respective affiliates, on the other hand, that the financial advisors had disclosed to GW, and the GW Board unanimously approved the execution of the engagement letters.

On January 29, 2021, representatives of Wachtell sent an initial draft of the commitment letter for Jazz’s debt financing to representatives of Cravath. From this time until their execution concurrently with the execution of the Transaction Agreement, representatives of Cravath, Wachtell and counsel for Jazz’s financing sources negotiated the terms of the commitment documents and held multiple discussions relating thereto.

Later on January 29, 2021, members of GW and Jazz management and their respective legal and financial advisors held a business and legal due diligence session regarding Jazz. From January 29, 2021 through February 2, 2021, Jazz responded to other due diligence requests made by GW and its advisors in connection with GW’s due diligence review of Jazz and the stock component of the transaction deliverables.

On February 1, 2021, Mr. Gover and Mr. Cozadd held a call on which they agreed to use Jazz’s closing price on Nasdaq on that date for purposes of establishing the initial exchange ratio and the bounds of the 10% symmetrical collar mechanism, agreed to use a 15-trading-day measurement period for purposes of applying the collar mechanism prior to closing and continued discussions regarding the treatment of GW’s incentive programs and other employee benefits programs in connection with the transaction.

On February 2, 2021, representatives of Cravath, Slaughter and May, Wachtell and Macfarlanes held a call to discuss the open points in the draft transaction agreement and to substantially finalize the terms of the definitive documentation in advance of the board meetings that each of GW and Jazz had scheduled later that day to consider the approval of the transaction.

Later on February 2, 2021, the GW Board met with members of GW management and representatives of Goldman Sachs, Centerview, Cravath and Slaughter and May in order to review and potentially approve the execution of the transaction agreement. Representatives of Goldman Sachs reviewed with the GW Board Goldman Sachs’ financial analysis of the transaction deliverables to be delivered to the GW shareholders in the transaction, and rendered to the GW Board Goldman Sachs’ oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 3, 2021, that, as of such date and subject to the factors and assumptions set forth therein, the transaction deliverables to be paid to the holders (other than Jazz and its affiliates) of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) pursuant to the Transaction Agreement was fair from a financial point of view to such holders.

Representatives of Centerview then reviewed with the GW Board Centerview’s financial analysis of the consideration to be received by the GW shareholders in the transaction, and rendered to the GW Board Centerview’s oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 2, 2021, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the transaction deliverables to be paid to the holders of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) (other than as specified in such opinion) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Goldman Sachs’ opinion and Centerview’s opinion, see the section entitled “—Opinions of Financial Advisors of GW” beginning on page 67 of this proxy statement.

Next, representatives of Cravath and Slaughter and May noted that the transaction agreement and other definitive documentation were in substantially agreed form and reviewed their key terms, including how the key open points reviewed with the GW Board at the prior meeting had been resolved. Next, a representative of Cravath reviewed certain employee compensation and benefits related matters that had previously been discussed, including GW’s ability to implement a company-wide severance program as recommended by Radford and as previously discussed, the timing of GW’s 2021 long-term incentive grants and the treatment of incentive awards and other employee benefit programs in the transaction, as well as certain contractual provisions and incentives that had been negotiated with Jazz so that the senior management team would remain with the combined company for a period deemed critical to the integration, with the members of the Remuneration Committee confirming that the resolution of these matters and negotiated contractual provisions and incentives were consistent with the terms they had discussed. A discussion ensued, during which the GW Board observed that Jazz had demonstrated over the course of discussions that it valued the GW workforce and was carefully considering how to best retain and integrate the GW workforce into its own.

The GW Board then engaged in a discussion regarding the transaction, and the benefits, financial and otherwise, afforded to GW and its shareholders, employees and other constituents from the transaction. The GW Board concluded that the transaction would promote the success of GW for the benefit of its shareholders as a whole, following which the GW Board unanimously (1) determined that it was in the best interests of GW and the GW shareholders for GW to enter into the Transaction Agreement and consummate the Transaction and the other transactions contemplated thereby, (2) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and the other transactions contemplated thereby and (3) resolved to recommend that GW shareholders approve the Scheme Proposal at the Court Meeting and approve the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting.

Following the conclusion of the GW Board meeting on February 2, 2021, representatives of Cravath, Slaughter and May, Wachtell and Macfarlanes finalized the transaction documentation.

On February 3, 2021, prior to the opening of trading on Nasdaq, the parties executed the Transaction Agreement and issued a joint press release announcing the Transaction.

Recommendation of the GW Board; GW’s Reasons for the Transaction

At a meeting held on February 2, 2021, the GW Board unanimously (1) determined that the Transaction would promote the success of GW for the benefit of the GW shareholders as a whole, (2) determined that it was in the best interests of GW and the GW shareholders for GW to enter into the Transaction Agreement and consummate the Transaction and the other transactions contemplated thereby, (3) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and the other transactions contemplated thereby and (4) resolved to recommend that GW shareholders approve the Scheme Proposal at the Court Meeting and vote in favor of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting.

As described under “—Background of the Transaction”, in evaluating the Transaction, the GW Board consulted with and received the advice of GW’s outside legal and financial advisors, held discussions with GW’s management and considered a number of factors that it believed supported its decision to enter into the Transaction Agreement. These factors included, but were not limited to, the following (not necessarily in order of relative importance):

•

the recent and historical trading prices of GW ADSs, as compared to the transaction deliverables, including the fact that the $220 per GW ADS implied transaction deliverables represented a premium of 53% based on the closing price per GW ADS on February 1, 2021 of $144.08 and a premium of 39% based on the highest price per GW ADS during the 52-week period ended February 1, 2021 of $158.47;

•	the possibility that the trading price of the GW ADSs, absent the Transaction, would not reach and sustain at least the level implied by the transaction deliverables in the near term, or at all;

•

the fact that the cash component of the transaction deliverables to be paid to the GW shareholders, which represents over 90% of the transaction deliverables, would provide immediate liquidity and certainty of value to GW’s shareholders;

•

the fact that the share component of the transaction deliverables to be paid to GW shareholders would provide GW shareholders the opportunity to participate in the future earnings and growth potential of the combined company (including to continue to participate in the future earnings and growth potential of the legacy GW products, such as Epidiolex/Epidyolex) and potential future appreciation in the value of Jazz’s ordinary shares following the consummation of the Transaction;

•

the fact that the share component of the transaction deliverables is subject to a 10% symmetrical collar mechanism, which helps protect the value of the share component of the transaction deliverables during the pendency of the Transaction;

•

the benefits that GW was able to obtain as a result of negotiations with Jazz, including an increase in the price Jazz was willing to offer to acquire GW from $172 per GW ADS in cash in Jazz’s initial non-binding proposal to the final transaction deliverables of $220 per GW ADS in cash and stock, and the GW Board’s belief that this was the highest price per GW ADS that Jazz was willing to pay;

•

the relatively small percentage of the average trading volume and outstanding public float of the Jazz ordinary shares represented by the stock component of the transaction deliverables and the GW Board’s corresponding expectation that former GW shareholders would be able to sell the Jazz ordinary shares in the market after the closing of the Transaction, should they choose to, without significantly impacting the trading price of Jazz ordinary shares;

•

the potential strategic alternatives available to GW, and the risks associated with pursuing those potential alternatives, including the possibility of remaining a stand-alone entity and the anticipated value that GW’s standalone plan and prospects would deliver to GW’s shareholders;

•

the GW Board’s assessment, after considering the advice of its financial advisors, that it was unlikely that a third party would engage in a transaction with GW at the same or better price and other terms offered by Jazz and that the risks associated with third-party outreach outweighed the benefits;

•

the GW Board’s understanding of the business operations, financial conditions, earnings and prospects of GW and the GW Board’s views of market competition and the challenges and opportunities facing GW’s industry, which included:

•

the risks inherent in the successful commercialization of Epidiolex/Epidyolex, in obtaining marketing approvals for Epidiolex/Epidyolex in additional indications or in additional jurisdictions and in maintaining the scope and extent of GW’s intellectual property and regulatory protections, such as orphan drug exclusivities, for Epidiolex/Epidyolex;

•	prospects for GW’s current pipeline, including the risks inherent in the research, development, regulatory review and potential future commercialization of GW’s product candidates, including nabiximols in the US, and the risks related to market acceptance of these other product candidates, if approved;

•

the uncertainty associated with market demand, pricing, governmental reimbursement and other factors beyond the control of GW with respect to Epidiolex/Epidyolex and other product candidates in GW’s pipeline;

•	GW’s ability to effectively manage the rapid growth and increasing complexity of its organization and growing and manufacturing capability;

•	the risk of competition in the biotechnology and pharmaceutical industry generally; and

•	other factors potentially impacting the revenues and profitability of biotechnology and pharmaceutical products and companies generally;

•

the separate opinions of Centerview and Goldman Sachs, dated February 2, 2021 and February 3, 2021, respectively, to the GW Board as to the fairness, from a financial point of view and as of the date of the opinions, to the holders of GW ordinary shares (including GW ordinary shares represented by GW ADSs) (other than as specified in such opinions) of the transaction deliverables to be paid to such holders pursuant to the Transaction Agreement, which opinions were based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinions and as more fully described in the section entitled “—Opinions of Financial Advisors of GW” beginning on page 67 of this proxy statement;

•	the GW Board’s assessment that Jazz would support GW’s pipeline and research and development priorities;

•	the GW Board’s assessment that Jazz generally shared GW’s vision, values and patient-driven culture;

•	the GW Board’s assessment that Jazz had demonstrated that it valued the GW workforce and was carefully considering how to best retain and integrate the GW workforce into its own;

•	the GW Board’s assessment of the complementary capabilities of GW and Jazz and the potential strategic and financial benefits to be realized from the combination of the two companies;

•	Jazz’s track record in successfully acquiring other companies and integrating past acquisitions;

•	the result of GW’s due diligence investigation of Jazz, conducted with the assistance of GW’s advisors, and the reputation, business practices and experience of Jazz and its management;

•	the likelihood that the Transaction would be consummated and anticipated timing of closing based on, among other things:

•	the absence of a financing condition in the Transaction Agreement;

•	the fact that Jazz obtained committed debt financing from reputable financing sources with limited and customary conditionality to funding;

•	the limited scope of the conditions to closing, including that no vote of Jazz shareholders is required to consummate the Transaction;

•

the level of the commitment by Jazz to obtain applicable regulatory approvals, and the assessment of the GW Board, after considering the advice of its legal advisors, regarding the likelihood of obtaining all required regulatory approvals;

•	the scope of what can constitute a Material Adverse Effect under the Transaction Agreement and the exceptions therefrom that were negotiated by GW;

•	that GW is entitled to specific enforcement of Jazz’s obligations under the Transaction Agreement; and

•	other terms of the Transaction Agreement, including, among other things:

•

GW’s ability, at any time prior to receipt of the required GW shareholder approvals and under certain circumstances, to consider and respond to an unsolicited alternative acquisition proposal, to furnish non-public information to the person making such a proposal and to engage in discussions or negotiations with the person making such a proposal;

•

the GW Board’s ability, under certain circumstances prior to receipt of the required GW shareholder approvals, to withdraw, qualify or modify the GW Board’s recommendation to GW’s shareholders that they vote in favor of the approval of the required GW shareholder approvals or to approve, recommend or otherwise declare advisable an alternative acquisition proposal;

•

GW’s ability, under certain circumstances prior to receipt of the required GW shareholder approvals, to terminate the Transaction Agreement in order to enter into an alternative acquisition agreement providing for a superior proposal, so long as GW concurrently with such termination pays to Bidco (or its designee) a termination fee of $71.5 million; and

•

the GW Board’s assessment, after considering the advice of its financial and legal advisors, that the termination fee, which represents approximately 1% of the equity value of the Transaction, would not present a meaningful deterrent to a third party from making or consummating an alternative acquisition proposal for GW.

In the course of its deliberations, the GW Board also considered a variety of risks, uncertainties and other countervailing factors related to the Transaction, including but not limited to (not necessarily in order of relative importance):

•	the potential upside in GW’s standalone strategic plan;

•

the fact that, because approximately 9% of the transaction deliverables is payable in Jazz ordinary shares, GW shareholders will be adversely affected by any decrease in the trading price of Jazz ordinary shares to a level below the 10% symmetrical collar prior to the completion of the Transaction, and may as a result receive less value for their shares upon completion of the Transaction;

•

the fact that, because there is 10% symmetrical collar on the share component of the transaction deliverables, GW shareholders may not benefit from increases in the trading price of Jazz ordinary shares within the collar prior to the completion of the Transaction;

•

the fact that the transaction deliverables will generally be taxable to GW’s shareholders in the United States, the United Kingdom and Ireland and that, because of the structure of the Transaction, UK chargeable gains “rollover relief” will not be available, even to the extent that GW shareholders receive Jazz ordinary shares as transaction deliverables;

•

the potential length and uncertainty of the regulatory approval process and, consequently, the period during which GW will be subject to the operating restrictions in the Transaction Agreement, which could delay or prevent GW from undertaking certain business opportunities that GW would otherwise undertake absent the pending consummation of the Transaction;

•

the scope of, and limitations on, Jazz’s commitments to take certain actions and agree to certain conditions in order to obtain required regulatory approvals, including that Jazz is not required to commit to any divestitures or conduct of business restrictions with respect to Epidiolex/Epidyolex or that would have a material adverse effect on Jazz and its subsidiaries (taken as a whole) or GW and its subsidiaries (taken as a whole), and the risk that the required regulatory approvals for the consummation of the Transaction may not be obtained and the Transaction may not be consummated;

•	the risk that governmental entities may impose conditions on the combined company that may adversely affect the ability of the combined company to realize the expected benefits of the Transaction;

•	the risk that the Court sanction process may be delayed and the Court approval of the Transaction may not be obtained;

•

the provisions of the Transaction Agreement that restrict GW’s ability to solicit or participate in discussions or negotiations regarding alternative acquisition proposals, subject to certain exceptions, and that require GW to afford Jazz certain match rights prior to GW being able to terminate the Transaction Agreement to accept a superior proposal;

•

the fact that in certain circumstances, including if GW terminates the Transaction Agreement to accept a superior proposal or if Jazz terminates the Transaction Agreement as a result of the GW Board changing its recommendation in favor of the Transaction, GW would be required to pay Bidco (or its designee) a termination fee of $71.5 million;

•	the significant costs incurred by GW in connection with negotiating and entering into the Transaction Agreement, which, if the Transaction is not consummated, will be borne by GW;

•

the fact that the announcement or pendency of the Transaction may impede GW’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, distributors, suppliers and other business partners or its operating results and business generally;

•

the fact that matters relating to the Transaction, including integration planning, may require substantial commitments of time and resources by GW’s management and employees and may otherwise divert the attention of management and employees, which may affect GW’s business operations;

•	the fact that GW negotiated solely with Jazz rather than conducting a public or private auction or sales process for GW;

•	the risks and challenges inherent in the combination of two businesses, including the potential for unforeseen difficulties in integrating operations;

•	the fact that, if the Transaction is completed, the Scheme of Arrangement will bind all GW shareholders, including those who did not vote to approve the Scheme Proposal at the Court Meeting;

•	the risk of litigation in connection with the Transaction;

•

the possibility that, despite the efforts of GW and Jazz, and even if the Scheme Proposal and the Scheme Implementation Proposal are approved by the GW shareholders, the Transaction may be delayed or not occur at all, due to a failure of conditions to closing; and

•	various other risks associated with the Transaction and the business of GW, Jazz and the combined company described in the section entitled “Risk Factors” beginning on page 28 of this proxy statement.

In addition, the GW Board was aware of and considered the interests of its directors and executive officers that may be different from, or in addition to, the interests of GW shareholders generally when approving the Transaction Agreement and recommending that GW shareholders vote to approve each of the Proposals. See “—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 87 of this proxy statement.

The GW Board determined that, overall, these potential risks and uncertainties were outweighed by the benefits that the GW Board expects to achieve for GW shareholders as a result of the Transaction. The GW Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.

The foregoing discussion of the information and factors that the GW Board considered is not intended to be exhaustive, but is meant to include the material factors regarding the Transaction that the GW Board considered, which are not necessarily presented in order of relative importance. In light of the complexity and wide variety of factors that the GW Board considered, the GW Board did not find it practical to, and did not attempt to, quantify, rank or otherwise assign relative or specific weights or values to any of the factors considered and did not undertake to make any specific determinations as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the GW Board. Rather, the GW Board made its recommendation based on the totality of the information available to the GW Board. In addition, individual members of the GW Board may have given different weights to different factors.

The foregoing description of GW’s consideration of the factors supporting the Transaction is forward-looking in nature. This information should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 26 of this proxy statement.

ACCORDINGLY, THE GW BOARD UNANIMOUSLY RECOMMENDS THAT GW SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SCHEME PROPOSAL, “FOR” THE APPROVAL OF THE SCHEME IMPLEMENTATION PROPOSAL AND “FOR” THE NON-BINDING ADVISORY PROPOSAL TO APPROVE CERTAIN COMPENSATION ARRANGEMENTS.

Opinions of Financial Advisors of GW

Opinion of Centerview Partners LLC

On February 2, 2021, Centerview rendered to the GW Board its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the transaction deliverables to be paid to the holders of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) (other than Excluded Shares) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders. References to the term “transaction deliverables” in this section and the section entitled “Summary—Opinions of Financial Advisors of GW—Opinion of Centerview Partners LLC” beginning on page 18 of this proxy statement shall be deemed to be to the share deliverable and the cash deliverable, taken together and not separately.

The full text of Centerview’s written opinion, dated February 2, 2021, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety by reference to the full text of Centerview’s written opinion attached as Annex B. Centerview’s financial advisory services and opinion were provided for the information and assistance of the GW Board (in the directors’ capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) (other than Excluded Shares) of the transaction deliverables to be paid to such holders pursuant to the Transaction Agreement. Centerview’s opinion did not address any other term or aspect of the Transaction Agreement or the Transaction and does not constitute a recommendation to any shareholder of GW or any other person as to how such shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:

•	a draft of the Transaction Agreement dated February 2, 2021, referred to in this summary of Centerview’s opinion as the “Draft Transaction Agreement”;

•	Annual Reports on Form 10-K of GW for the fiscal years ended December 31, 2019 and September 30, 2018, and for the transition period from October 1, 2018 to December 31, 2018;

•	Annual Reports on Form 10-K of Jazz for the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017;

•	certain interim reports to shareholders and Quarterly Reports on Form 10-Q of GW and Jazz;

•	certain publicly available research analyst reports for GW and Jazz;

•	certain other communications from GW and Jazz to their respective shareholders; and

•

certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of GW, including certain financial forecasts, analyses and projections relating to GW prepared by management of GW and furnished to Centerview by GW for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “December Forecasts”, and are described further below under the section entitled “—Certain GW Forecasts” beginning on page 81 of this proxy statement, and which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data”.

Centerview also participated in discussions with members of the senior management and representatives of GW regarding their assessment of the Internal Data and with members of the senior management and representatives of Jazz regarding Jazz’s business. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for GW and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with GW’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at GW’s direction, that the Internal Data (including, without limitation, the December Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of GW as to the matters covered thereby and Centerview relied, at GW’s direction, on the Internal Data (including, without limitation, the December Forecasts) for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at GW’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of GW or Jazz, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of GW or Jazz. Centerview assumed, at GW’s direction, that the final executed Transaction Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Transaction Agreement reviewed by Centerview. Centerview also assumed, at GW’s direction, that the Transaction will be consummated on the terms set forth in the Transaction Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change, including any divestiture requirements or amendments or modifications, will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of GW or Jazz, or the ability of GW or Jazz to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.

Centerview’s opinion expressed no view as to, and did not address, GW’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to GW or in which GW might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) (other than Excluded Shares) of the transaction deliverables to be paid to such holders pursuant to the Transaction Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Transaction Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of GW or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of GW or any party, or class of such persons in connection with the Transaction, whether relative to the transaction deliverables to be paid to the holders of the GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) (other than Excluded Shares) pursuant to the Transaction Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion expressed no view or opinion as to what the value of Jazz ordinary shares actually will be when issued pursuant to the Transaction or the prices at which the GW ordinary shares or Jazz ordinary shares will trade or otherwise be transferable at any time, including following the announcement or consummation of the Transaction. Centerview’s opinion does not constitute a recommendation to any shareholder of GW or any other person as to how such shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the GW Board (in the directors’ capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview Financial Analysis

The following is a summary of the material financial analyses prepared and reviewed with the GW Board in connection with Centerview’s opinion, dated February 2, 2021. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of GW. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of GW or any other parties to the Transaction. None of GW, Jazz, Bidco or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of GW do not purport to be appraisals or reflect the prices at which GW may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 1, 2021 (the last trading day before the execution of the Transaction Agreement) and is not necessarily indicative of current market conditions. For purposes of this section, the term “Implied Per GW ADS Consideration Value” means the value of $220.00 per GW ADS implied by the transaction deliverables, based on the closing price of Jazz ordinary shares on February 1, 2021.

Selected Public Company Analysis

Centerview reviewed certain financial information of GW and compared it to corresponding financial information of certain publicly traded companies that Centerview selected based on its experience and professional judgment (which are referred to as the “selected companies” in this summary of Centerview’s financial analyses). Although none of the selected companies is directly comparable to GW, the companies listed below were chosen by Centerview, among other reasons, because they are publicly traded commercial stage biopharmaceutical companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to those of GW.

However, because none of the selected companies is exactly the same as GW, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of GW and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.

Using publicly available information obtained from SEC filings and other data sources as of February 1, 2021, Centerview calculated, for each selected company, the company’s enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities) plus the book value of debt and certain liabilities less cash and cash equivalents), as a multiple of Wall Street research analyst consensus estimated revenue for such company for the calendar year 2022 (“2022E EV/Revenue Multiple”).

The companies reviewed and the 2022E EV/Revenue Multiples for the selected companies were as follows:

Selected Companies	2022E EV/Revenue Multiple
ACADIA Pharmaceuticals Inc.	6.6x
Amarin Corporation plc	4.4x
Horizon Therapeutics Public Limited Company	5.1x
Neurocrine Biosciences, Inc.	6.7x
Pacira Biosciences, Inc.	5.3x
PTC Therapeutics, Inc.	6.2x
Median	5.8x

Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of 2022E EV/Revenue Multiples of 4.0x to 6.5x. In selecting this range of 2022E EV/Revenue Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics of GW and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis. Applying this range of 2022E EV/Revenue Multiples to GW’s estimated calendar year risk-adjusted 2022 revenue of $1.084 billion, as set forth in the Internal Data, and adding to it GW’s net cash of $471 million as of December 31, 2020, and dividing the result of the foregoing calculations by the number of fully diluted outstanding GW ADS-equivalent GW ordinary shares (determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money GW ADS-equivalent options and GW ADS-equivalent restricted stock units) as of January 29, 2021, based on the Internal Data, resulted in an implied per GW ADS equity value range of approximately $147.60 to $230.45, rounded to the nearest $0.05. Centerview then compared this range to the Implied Per GW ADS Consideration Value of $220.00.

Selected Transactions Analysis

Centerview reviewed and compared certain information relating to the following selected biopharmaceutical transactions that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to GW and the Transaction. These transactions were selected, among other reasons, because their participants, size or other factors, for purposes of Centerview’s analysis, may be considered similar to the Transaction. Centerview used its experience, expertise and knowledge of these industries to select transactions that involved companies with certain operational, business and/or financial characteristics that, for purposes of this analysis, may be considered similar to those of GW.

However, because none of the selected transactions used in this analysis is identical or directly comparable to the Transaction, Centerview believed that it was inappropriate to rely solely on the quantitative results of the selected transaction analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of GW and each target company as well as the Transaction and the selected transactions that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.

Using publicly available information obtained from SEC filings and other data sources as of February 1, 2021, Centerview calculated, for each selected transaction, the transaction value (calculated as the offer value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities), plus the book value of debt and certain liabilities less cash and cash equivalents implied for each target company based on the consideration payable in the applicable selected transaction) as a multiple of the target company’s two-year forward projected revenue following the transaction (“Two-Year Forward Revenue Multiple”).

The selected transactions considered in this analysis are summarized below:

Date Announced	Target	Acquiror	Transaction Value/2-Year Forward Revenue
05/05/20	Portola Pharmaceuticals, Inc.	Alexion Pharmaceuticals, Inc.	6.0x
01/22/18	Bioverativ Inc.	Sanofi SA	7.6x
12/26/17	Sucampo Pharmaceuticals, Inc.	Mallinckrodt public limited company	3.8x
01/11/15	NPS Pharmaceuticals, Inc.	Shire plc	8.4x
04/07/14	Questcor Pharmaceuticals, Inc.	Mallinckrodt public limited company	4.2x
11/11/13	ViroPharma Incorporated	Shire plc	5.8x
11/07/13	Santarus, Inc.	Salix Pharmaceuticals, Ltd.	4.7x

Median			5.8x

Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of Two-Year Forward Revenue Multiples of 5.0x to 7.5x. In selecting this range of Two-Year Forward Revenue Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics of GW and the target companies included in the selected transactions and other factors that could affect each transaction or other values in order to provide a context in which to consider the results of the quantitative analysis.

Applying this range of Two-Year Forward Revenue Multiples to GW’s estimated two-year forward risk-adjusted revenue of $1.084 billion, as set forth in the Internal Data, and adding to it GW’s net cash of $471 million as of December 31, 2020, and dividing the result of the foregoing calculations by the number of fully diluted outstanding GW ADS-equivalent GW ordinary shares (determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money GW ADS-equivalent options and GW ADS-equivalent restricted stock units) as of January 29, 2021 based on the Internal Data, resulted in an implied per GW ADS equity value range of approximately $180.80 to $263.60, rounded to the nearest $0.05. Centerview then compared this range to the Implied Per GW ADS Consideration Value of $220.00.

Discounted Cash Flow Analysis

Centerview performed a discounted cash flow analysis of GW based on the December Forecasts and the calculations of risk adjusted, after-tax unlevered free cash flows set forth in the section entitled “—Certain GW Forecasts” beginning on page 81 of this proxy statement. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

In performing this analysis, Centerview calculated a range of per GW ADS equity values by (a) discounting to present value as of December 31, 2020 using discount rates ranging from 9.5% to 11.5% (reflecting Centerview’s analysis of GW’s weighted average cost of capital) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of GW over the period beginning on January 1, 2021 and ending on December 31, 2035, utilized by Centerview based on the December Forecasts, (ii) an implied terminal value of GW, calculated by Centerview by assuming that unlevered free cash flows would decline in perpetuity after December 31, 2035 at a range of rates of free cash flow decline of 10% to 40% year over year, (iii) tax savings from usage of GW’s United Kingdom net operating losses of $697 million as of December 31, 2020 and future losses and (b) adding to the foregoing results GW’s net cash of $471 million as of December 31, 2020. Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding GW ADS-equivalent GW ordinary shares (determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money GW ADS-equivalent options and GW ADS-equivalent restricted stock units) as of January 29, 2021 based on the Internal Data, resulting in a range of implied equity values per GW ADS of approximately $200.20 to $247.95, rounded to the nearest $0.05. Centerview compared this range to the Implied Per GW ADS Consideration Value of $220.00.

Other Factors

Centerview noted for the GW Board certain additional factors solely for informational purposes, including, among other things, the following:

•

Sensitivity Analysis. Centerview performed sensitivity analyses to assess the implied impact on the midpoint illustrative equity value per GW ADS of $218.25 derived from the analysis described above under “—Summary of Centerview Financial Analysis—Discounted Cash Flow Analysis” (reflecting a midpoint discount rate of 10.5% and a midpoint perpetuity growth rate of (25%)), by varying certain assumptions of GW’s management with respect to Epidiolex and Nabiximols, including, but not limited to, loss of exclusivity, peak sales, probability of additional indications and timing of approvals. Such sensitivity analysis reflected a decrease in implied equity values per GW ADS of up to $46.70 and an increase in implied equity values per GW ADS of up to $34.70, each rounded to the nearest $0.05.

•

Analyst Price Target Analysis. Centerview reviewed stock price targets for the GW ADSs in Wall Street research analyst reports publicly available as of February 1, 2021, noting these stock price targets ranged from $125.00 per GW ADS to $270.00 per GW ADS.

•

Premia Paid Analysis. Centerview performed an analysis of premiums paid in the selected transactions involving publicly traded biopharmaceutical companies, as set forth above under “—Summary of Centerview Financial Analysis—Selected Transactions Analysis”, for which premium data was available. Centerview calculated, for each such transaction, the percentage premium represented by the transaction price per share to the target company’s market price per share on the trading day prior to the first public knowledge of the possibility of the transaction, which is referred to as % premium to 1-day unaffected price. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a range of 40% to 80% to GW’s closing price per GW ADS on February 1, 2021 of $144.08, which resulted in an implied price range of approximately $201.70 to $259.35 per GW ADS, rounded to the nearest $0.05.

•

Historical Stock Trading Analysis. Centerview analyzed the transaction deliverables to be paid to holders of GW ADSs pursuant to the Transaction Agreement in relation to the closing price per GW ADS on February 1, 2021, the highest and lowest prices per GW ADS during the 52-week period ended February 1, 2021, the volume weighted average price (VWAP) per GW ADS for the 15-day, 30-day and 60-day periods ending February 1, 2021 and the closing price per GW ADS on July 7, 2020, which was the date prior to Jazz’s initial offer.

This analysis indicated that the price per GW ADS to be paid to GW shareholders pursuant to the Transaction Agreement, based on the closing price per Jazz ordinary share on February 1, 2021, represented:

•	a premium of 53% based on the closing price per GW ADS on February 1, 2021 of $144.08 per GW ADS;

•	a premium of 39% based on the highest price per GW ADS during the 52-week period ended February 1, 2021 of $158.47 per GW ADS;

•	a premium of 204% based on the lowest price per GW ADS during the 52-week period ended February 1, 2021 of $72.48 per GW ADS;

•	a premium of 50% based on the VWAP for the 15-day period ended February 1, 2021 of $147.09 per GW ADS;

•	a premium of 61% based on the VWAP for the 30-day period ended February 1, 2021 of $136.95 per GW ADS;

•	a premium of 68% based on the VWAP for the 60-day period ended February 1, 2021 of $130.94 per GW ADS; and

•	a premium of 70% based on the closing price per GW ADS on July 7, 2020 of $129.62 per GW ADS.

General

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the GW Board in its evaluation of the Transaction. Consequently, the analyses described above should not be viewed as determinative of the views of the GW Board or management of GW with respect to the transaction deliverables or as to whether the GW Board would have been willing to determine that a different consideration was fair. The consideration for the Transaction was determined through arm’s-length negotiations between GW and Jazz and was approved by the GW Board. Centerview provided advice to GW during these negotiations. Centerview did not, however recommend any specific amount of consideration to GW or the GW Board or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its current engagement, Centerview was not engaged to provide financial advisory or other services to GW, and Centerview did not receive compensation from GW during such period. In the two years prior to the date of its written opinion, Centerview was not engaged to provide financial advisory or other services to Jazz, and Centerview did not receive compensation from Jazz during such period. Centerview may provide investment banking and other services to or with respect to GW or Jazz or their respective affiliates in the future, for which Centerview may receive compensation. Certain (i) of Centerview’s and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, GW or Jazz or any of their respective affiliates, or any other party that may be involved in the Transaction.

The GW Board selected Centerview as its financial advisor in connection with the Transaction based on Centerview’s reputation and experience in providing M&A advisory services to the biopharmaceutical industry. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.

In connection with Centerview’s services as financial advisor to the GW Board, GW has agreed to pay Centerview an aggregate fee of approximately $36 million, $1.5 million of which was payable upon execution of the Transaction Agreement and the remainder of which is payable contingent upon consummation of the Transaction. In addition, GW has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.

Opinion of Goldman Sachs & Co. LLC

Goldman Sachs rendered its oral opinion to the GW Board, which was subsequently confirmed by delivery of a written opinion dated February 3, 2021, that, as of such date and based upon and subject to the factors and assumptions set forth therein, the transaction deliverables to be paid to the holders (other than Jazz and its affiliates) of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) pursuant to the Transaction Agreement was fair from a financial point of view to such holders. References to the term “transaction deliverables” in this section and the section entitled “Summary—Opinions of Financial Advisors of GW—Opinion of Goldman Sachs & Co. LLC” beginning on page 18 of this proxy statement shall be deemed to be to the share deliverable and the cash deliverable, taken together and not separately.

The full text of the written opinion of Goldman Sachs, dated February 3, 2021, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the GW Board in connection with its consideration of the Transaction. The Goldman Sachs opinion is not a recommendation as to how any holder of GW ordinary shares should vote with respect to the Transaction, or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the Transaction Agreement;

•

annual reports to shareholders and Annual Reports on Form 10-K of GW for the fiscal years ended December 31, 2019 and September 30, 2018, and for the transition period from October 1, 2018 to December 31, 2018 and of Jazz for the five years ended December 31, 2019;

•	certain interim reports to shareholders and Quarterly Reports on Form 10-Q of GW and Jazz;

•	certain other communications from GW and Jazz to their respective shareholders;

•	certain publicly available research analyst reports for GW and Jazz; and

•

certain internal financial analyses and forecasts for GW prepared by its management, as approved for Goldman Sachs’ use by GW, which are referred to as the “December Forecasts”, and are described further below under the section entitled “—Certain GW Forecasts” beginning on page 81 of this proxy statement, and certain analyses prepared by the management of GW related to the expected utilization by GW of certain net operating loss carryforwards of GW, as approved for Goldman Sachs’ use by GW (the “NOL Forecasts”).

Goldman Sachs also held discussions with members of the senior managements of GW and Jazz regarding their assessment of the past and current business operations, financial condition and future prospects of GW and Jazz; reviewed the reported price and trading activity for the GW ordinary shares and the Jazz ordinary shares; compared certain financial and stock market information for GW and Jazz with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the biopharmaceutical industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering its opinion, Goldman Sachs, with GW’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with GW’s consent that the December Forecasts and the NOL Forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of GW. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of GW or Jazz or any of their respective subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on GW or Jazz or on the expected benefits of the Transaction in any way meaningful to its analysis. Goldman Sachs has also assumed that the Transaction will be consummated on the terms set forth in the Transaction Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of GW to engage in the Transaction or the relative merits of the Transaction as compared to any strategic alternatives that may be available to GW; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs was not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, GW or any alternative transaction. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Jazz and its affiliates) of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs), as of the date of the opinion, of the transaction deliverables to be paid to such holders pursuant to the Transaction Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Transaction Agreement or the Transaction or any term or aspect of any other agreement or instrument contemplated by the Transaction Agreement or entered into or amended in connection with the Transaction, including the fairness of the

Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of GW; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of GW, or class of such persons, in connection with the Transaction, whether relative to the transaction deliverables to be paid to the holders (other than Jazz and its affiliates) of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) pursuant to the Transaction Agreement or otherwise. Goldman Sachs’ opinion does not express any opinion as to the prices at which Jazz ordinary shares will trade at any time or as to the potential effects of volatility in the credit, financial and stock markets on GW or Jazz or the Transaction, or as to the impact of the Transaction on the solvency or viability of GW or Jazz or the ability of GW or Jazz to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary market and other conditions, as in effect on, and the information made available to it as of the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ advisory services and the opinion expressed therein were provided for the information and assistance of the GW Board in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of GW ordinary shares should vote with respect to such Transaction or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the GW Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 1, 2021, the second to last trading day before the execution of the Transaction Agreement and is not necessarily indicative of current market conditions.

Illustrative Discounted Cash Flow Analysis. Using the December Forecasts and the NOL Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis of GW. Using discount rates ranging from 9.5% to 11.5%, reflecting estimates of GW’s weighted average cost of capital, Goldman Sachs discounted to present value as of December 31, 2020 (i) estimates of unlevered free cash flow for GW for the years 2021 through 2035 as reflected in the December Forecasts and (ii) a range of illustrative terminal values for GW, which were calculated by applying perpetuity growth rates ranging from 0.0% to 2.0%, to a terminal year estimate of the unlevered free cash flow to be generated by GW, as reflected in the December Forecasts. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the December Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for GW by adding the ranges of present values it derived above. Goldman Sachs then added to the range of illustrative enterprise values it derived for GW the estimated net cash of GW as of December 31, 2020 of $471 million, as provided by the management of GW, to derive a range of illustrative equity values for GW. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding GW ADS-equivalent GW ordinary shares, calculated using the treasury stock method and data as of January 29, 2021, provided by the management of GW, to derive a range of illustrative present values per GW ADS ranging from $199 to $244.

Goldman Sachs also performed a sensitivity analysis to analyze the implied impact on the midpoint illustrative present value per GW ADS of $218 derived from the analysis described above (reflecting a midpoint discount rate of 10.5% and a midpoint perpetuity growth rate of 1.0%), by varying GW’s management’s assumptions with respect to (i) peak sales of Epidiolex, (ii) peak sales of Nabiximols / Sativex, (iii) US approvals of Nabiximols, (iv) peak sales of New Organic Products and Platform and (v) New Organic Products and Platform probability of success. The following table presents the results of this analysis:

Base Assumptions	Sensitivity Analysis	Impact on Equity Value Per GW ADS (-)/+ Compared to Midpoint of Discounted Cash Flow Analysis Assumptions of $218

Epidiolex peak sales	+/– $200 million	$(25) - $25

Nabiximols / Sativex peak sales	+/– $100 million	$(4) - $4

Nabiximols US approvals	$300 – 500 million peak sales from additional approved indications	$20 - $33

New Organic Products and Platform peak sales	+/– $100 million	$(14) - $14

New Organic Products and Platform probability of success	+/– 5%	$(13) - $13

Illustrative Sum-of-the-Parts Discounted Cash Flow Analysis. Using the December Forecasts and the NOL Forecasts, Goldman Sachs performed an illustrative sum-of-the-parts discounted cash flow analysis of GW. In connection with this analysis, Goldman Sachs performed separate discounted cash flow analyses with respect to the following items of GW:

•	Epidiolex through 2026;

•	Epidiolex post 2026;

•	Nabiximols / Sativex

•	New Organic Products;

•	Platform; and

•	Estimated benefits from utilization by GW of NOLs.

Unallocated costs from the December Forecasts were allocated to Epidiolex, Nabiximols / Sativex and New Organic Products on a pro rata basis based on guidance provided by the management of GW.

Using discount rates ranging from 9.5% to 11.5%, reflecting an estimate of GW’s weighted average cost of capital, Goldman Sachs discounted to present value as of December 31, 2020, (i) estimates of unlevered free cash flow to be generated from each of Epidiolex through 2026, Epidiolex post 2026, Nabiximols / Sativex, New Organic Products and Platform, each based on the December Forecasts, and (ii) a range of illustrative terminal values for each of the above, which were calculated by applying perpetuity growth rates estimated by GW’s management, as indicated below. Goldman Sachs derived such discount rates by application of CAPM. Goldman Sachs derived a range of illustrative present values for each of Epidiolex through 2026, Epidiolex post 2026, Nabiximols / Sativex, New Organic Products and Platform by adding the ranges of present values described above and dividing the result by the number of fully diluted outstanding GW ADS-equivalent GW ordinary shares as of January 29, 2021, calculated using the treasury stock method and data provided by the management of GW.

Item	Management Perpetuity Growth Rate
Epidiolex through 2026	0%
Epidiolex post 2026	0%
Nabiximols / Sativex	0%
New Organic Products	0%
Platform	3%

In addition, using the discount rates described above, Goldman Sachs also discounted to present value as of December 31, 2020, estimates of the benefits to be derived by GW from its utilization of its net operating losses as reflected in the NOL Forecasts, to derive a range of illustrative values for these benefits. Goldman Sachs then divided the range of illustrative values by the number of fully diluted outstanding GW ADS-equivalent GW ordinary shares, calculated using the treasury stock method and data as of January 29, 2021 provided by the management of GW, to derive a per GW ADS value for such benefits.

This analysis yielded the following ranges of illustrative present values per GW ADS as of December 31, 2020:

Item	Illustrative Range of Per—GW ADS Values
Epidiolex through 2026	$126 - $143
Epidiolex post 2026	$38 - $38
Nabiximols / Sativex	$20 - $28
New Organic Products	$0 - $4
Platform	$3 - $5
Estimated benefits from utilization by GW of NOLs	$2 - $2

Goldman Sachs then added together the per GW ADS values it derived for each such item listed above with net cash per GW ADS, which was calculated using a net cash estimate of $471 million as of December 31, 2020, as provided by the management of GW, divided by the number of fully diluted outstanding GW ADS-equivalent GW ordinary shares, calculated using the treasury stock method and data as of January 29, 2021 provided by the management of GW, to derive a range of illustrative present values per GW ADS, as of December 31, 2020, ranging from $199 to $235.

Premia Analysis. Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for certain transactions announced during the time period from January 1, 2015 through February 1, 2021 involving targets that were public biopharmaceutical companies and where the disclosed transaction values were between $5 billion and $10 billion.

Date Announced	Acquiror	Target	Premium to Target’s Last Undisturbed Closing Share Price	Premium to Target’s 52-Week High Closing Share Price

August 19, 2020	Johnson & Johnson	Momenta Pharmaceuticals, Inc.	70%	34%

November 24, 2019	Novartis AG	The Medicines Company	45%	45%

January 7, 2019	Eli Lilly and Company	Loxo Oncology, Inc.	68%	24%

April 9, 2018	Novartis AG	AveXis, Inc.	88%	59%

January 9, 2017	Takeda Pharmaceutical Company Limited	ARIAD Pharmaceuticals, Inc.	75%	69%

May 16, 2016	Pfizer Inc.	Anacor Pharmaceuticals, Inc.	55%	(37)%

November 2, 2015	Shire plc	Dyax Corp.	35%	22%

July 14, 2015	Celgene Corporation	Receptos, Inc.	45%	34%

January 11, 2015	Shire plc	NPS Pharmaceuticals, Inc.	51%	18%

High			88%	69%

75th Percentile			73%	52%

Median			55%	34%

25th Percentile			45%	20%

Low			35%	(37)%

For the transactions above, using publicly available information, Goldman Sachs calculated the high, 75th percentile, median, 25th percentile and low premiums of the price paid relative to the target’s last undisturbed closing stock price prior to announcement of the transaction and to the highest trading price for the target’s shares over the 52-week period ending on the date of the target’s last undisturbed closing share price. The results of this analysis are presented in the table above. Using this analysis, Goldman Sachs (i) applied a reference range of illustrative premiums of 45% to 73% to the undisturbed closing price per GW ADS of $144.08 as of February 1, 2021 and calculated a range of implied equity values per GW ADS-equivalent GW ordinary share of $209 to $249 and (ii) applied a reference range of illustrative premiums of 20% to 52% to the 52-week high closing price per GW ADS of $158.47 as February 1, 2021 and calculated a range of implied equity values per GW ADS-equivalent GW ordinary share of $190 to $241.

Historical Stock Trading Analysis. For reference purposes only, Goldman Sachs analyzed the transaction deliverables to be paid to holders of GW ADSs pursuant to the Transaction Agreement in relation to the closing price per GW ADS on February 1, 2021, the highest and lowest prices per GW ADS during the 52-week period ended February 1, 2021, the volume weighted average price (VWAP) per GW ADS for the 15-day, 30-day and 60-day periods ending February 1, 2021 and the closing price per GW ADS on July 7, 2020, which was the date prior to Jazz’s initial offer.

This analysis indicated that the price per GW ADS to be paid to GW shareholders pursuant to the Transaction Agreement, based on the closing price per Jazz ordinary share on February 1, 2021, represented:

•	a premium of 53% based on the closing price per GW ADS on February 1, 2021 of $144.08 per GW ADS;

•	a premium of 39% based on the highest price per GW ADS during the 52-week period ended February 1, 2021 of $158.47 per GW ADS;

•	a premium of 204% based on the lowest price per GW ADS during the 52-week period ended February 1, 2021 of $72.48 per GW ADS;

•	a premium of 50% based on the VWAP for the 15-day period ended February 1, 2021 of $147.09 per GW ADS;

•	a premium of 61% based on the VWAP for the 30-day period ended February 1, 2021 of $136.95 per GW ADS;

•	a premium of 68% based on the VWAP for the 60-day period ended February 1, 2021 of $130.94 per GW ADS; and

•	a premium of 70% based on the closing price per GW ADS on July 7, 2020 of $129.62 per GW ADS.

General. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to GW or Jazz or the Transaction.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the GW Board as to the fairness from a financial point of view of the transaction deliverables to be paid to the holders (other than Jazz and its affiliates) of GW ordinary shares (including, for the avoidance of doubt, ordinary shares represented by GW ADSs) pursuant to the Transaction Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold.

Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of GW, Jazz, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The transaction deliverables were determined through arm’s-length negotiations between GW and Jazz and was approved by the GW Board. Goldman Sachs did not recommend any specific amount of consideration to GW or its board of directors or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.

As described above, Goldman Sachs’ opinion to the GW Board was one of many factors taken into consideration by the GW Board in making its determination to approve the Transaction Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex C.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of GW, Jazz, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the Transaction. Goldman Sachs acted as financial advisor to GW in connection with, and participated in certain of the negotiations leading to, the Transaction. Goldman Sachs has provided certain financial advisory and/or underwriting services to GW and/or its affiliates from time to time. During the two year period ended February 3, 2021 the Investment Banking Division of Goldman Sachs has not been engaged by GW or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Jazz and/or its affiliates from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as joint lead manager with respect to a private offering by Jazz Investments I Limited, an affiliate of Jazz, of its 2.000% exchangeable senior notes due 2026 (aggregate principal amount $850 million) in June 2020. During the two-year period ended February 3, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Jazz and/or its affiliates of approximately $3.8 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to GW, Jazz and their respective affiliates for which the Investment Banking Division of Goldman Sachs may receive compensation.

The GW Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction. Pursuant to a letter agreement dated January 22, 2021, GW engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transaction. The engagement letter between GW and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $36 million, $1.5 million of which became payable at announcement of the Transaction, and the remainder of which is contingent upon consummation of the Transaction. In addition, GW has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Certain GW Forecasts

Other than periodic guidance concerning GW’s projected research and development expenses, selling, general and administrative expenses and capital expenditures, which guidance GW presents as a range, GW does not as a matter of course publicly disclose financial forecasts or projections as to future revenues or other results of its operations due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, as described further in “—Background of the Transaction” beginning on page 53 of this proxy statement, GW management has historically prepared and periodically updated forecasts for use in discussions and reviews with the GW Board of GW’s strategic plan. GW management reviewed forecasts for fiscal years 2020 through 2035 (the “July Forecasts”) with the GW Board in July 2020 following receipt of Jazz’s initial non-binding proposal as part of the GW Board’s evaluation of the proposal. The July Forecasts had been prepared by GW management before receiving Jazz’s proposal. GW management updated the July Forecasts in December 2020 (as so updated, the “December Forecasts”) to remove fiscal year 2020 given that it was substantially complete and to reflect subsequent events and changes in certain circumstances and underlying assumptions (as described further below), which updated forecasts were reviewed with the GW Board at its meetings on December 13, 2020 and February 2, 2021. The July Forecasts and the December Forecasts (collectively, the “Forecasts”) are set forth below.

The Forecasts were not prepared with a view toward public disclosure or with a view toward complying with generally accepted accounting principles in the United States (“GAAP”), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information. Neither GW’s independent registered public accounting firm, nor any other independent registered accounting firm, has compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The reports of GW’s independent registered public accounting firm incorporated by reference into this proxy statement relate to GW’s historical financial information, and no such report (or report of any other independent accounting firm incorporated by reference herein) extends to the Forecasts or should be read to do so.

The July Forecasts were provided to the GW Board and, for informational purposes, GW’s financial advisors. The December Forecasts were provided to the GW Board and GW’s financial advisors, and GW provided a portion of the December Forecasts for fiscal year 2021 to Jazz and its financial advisors in connection with Jazz’s due diligence process. GW did not provide the July Forecasts or the full December Forecasts to Jazz or its financial advisors in connection with the Transaction. In connection with the Transaction, the GW Board and GW’s management authorized Centerview and Goldman Sachs to use and rely on the December Forecasts in connection with their financial analyses and respective opinions as described in the section entitled “—Opinions of Financial Advisors of GW” beginning on page 67 of this proxy statement. The Forecasts are presented in this proxy statement solely to give GW shareholders access to the information that was made available to the GW Board, Jazz and their respective financial advisors to the extent described above.

The Forecasts are subjective in many respects and thus subject to interpretation. While presented with numerical specificity, the Forecasts reflect numerous estimates and assumptions made by GW’s management at the time the Forecasts were prepared that are difficult to predict and that are beyond GW’s control and are subject to change. The assumptions and estimates underlying the Forecasts are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and regulatory risks and uncertainties that could cause actual results to differ materially from those contained in the Forecasts, including, among others, the following: risks and uncertainties relating to the commercialization of Epidiolex / Epidyolex, obtaining marketing approvals for Epidiolex / Epidyolex in additional indications or in additional jurisdictions, maintaining the scope and extent of GW’s intellectual property and regulatory protections, such as orphan drug exclusivities, for Epidiolex / Epidyolex, and the research, development, regulatory review and potential future commercialization of nabiximols / Sativex and GW’s other product candidates; market demand, pricing, governmental reimbursement and other factors beyond the control of GW; and other risks and uncertainties relating to GW’s business (including its ability to achieve strategic goals, objectives and targets over applicable periods); industry performance; the regulatory and competitive environment; general global business and economic conditions and other matters described in the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 26 of this proxy statement, “Risk Factors” beginning on page 28 of this proxy statement and Part I, Item 1A in GW’s Annual Report on Form 10-K for the year ended December 31, 2020, which is incorporated by reference into this proxy statement. Modeling and forecasting the future commercialization of clinical, pre-clinical and research stage product candidates is a highly speculative endeavor. In addition to the various limitations, risks and uncertainties described above, we also cannot assure you that GW will obtain and maintain any of the regulatory approvals necessary for the commercialization of its product candidates, or that GW’s competitors will not commercialize products that are safer, more effective or more successfully marketed and sold than Epidiolex / Epidyolex or any additional products that GW may commercialize in the future. Some or all of the estimates and assumptions underlying the Forecasts may have changed since the date the Forecasts were prepared.

Accordingly, there can be no assurance that the Forecasts are necessarily predictive of the future performance of GW or that actual results will not differ materially from those presented in the Forecasts. Additionally, the Forecasts cover a number of years into the future and such information by its nature becomes less predictive with each successive year. Therefore, the inclusion of the Forecasts in this proxy statement should not be regarded as a representation by any person that the results contained in the Forecasts will be achieved or that the results achieved will not exceed those reflected in the Forecasts.

The Forecasts were developed for GW on a stand-alone basis without giving effect to the Transaction or entry into the Transaction Agreement, including any potential synergies that may be achieved by the combined company as a result of the Transaction, any changes to GW’s strategy or operations that may be implemented after the consummation of the Transaction or any costs incurred in connection with the Transaction. Furthermore, the Forecasts do not take into account the effect of any failure of the Transaction to be completed and should not be viewed as relevant or continuing in that context.

The Forecasts include non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and may not be comparable to similarly titled measures used by other companies. Financial measures included in projections provided to a financial advisor and a board of directors in connection with a business combination transaction are excluded from the definition of “non-GAAP financial measures” under the rules of the SEC, and therefore such financial measures are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to and were not relied on by Goldman Sachs or Centerview for purposes of their respective financial analyses and opinions or by the GW Board in connection with its consideration of the Transaction, nor were they provided to Jazz or its financial advisors. Accordingly, we have not provided a reconciliation of these non-GAAP financial measures.

GW does not intend to update or otherwise revise the Forecasts after the date of this proxy statement to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

By including the Forecasts in this proxy statement, neither GW nor Jazz nor any of their respective directors, officers, employees or other representatives has made or makes any representation to any person regarding the ultimate performance of GW compared to the information contained in the Forecasts. Accordingly, the Forecasts should not be construed as financial guidance, nor relied on as such. The Forecasts are not included in this proxy statement in order to induce any GW shareholder to vote in favor of the Proposals or to influence any GW shareholder or any other person to make any investment decision with respect to the Transaction or otherwise, but rather solely because the Forecasts or portions thereof were made available to the GW Board, Jazz and Jazz’s and GW’s respective financial advisors as described above. For the reasons described above, readers of this proxy statement are cautioned not to place undue, if any, reliance on the Forecasts. GW has not made any representation and warranties in the Transaction Agreement concerning the Forecasts.

The July Forecasts included management projections for the following products and product candidates: (i) Epidiolex in Lennox-Gastaut Syndrome, Dravet Syndrome, Rett Syndrome (US only) and tuberous sclerosis complex, (ii) nabiximols / Sativex in multiple sclerosis spasticity, spinal cord injury spasticity, post-traumatic stress disorder (“PTSD”) and additional broad spasticity indications, (iii) development organic products (“development organic products”) in schizophrenia, irritability in adult autism, agitation in dementia, canine epilepsy and epilepsy and (iv) potential cannabinoid science-based product candidates in development (“development platform”) in unspecified indications.

The following table presents the July Forecasts:

July Forecasts of GW Management

($ in millions)

	Fiscal Year Ending December 31,
	2020 E	2021 E	2022 E	2023 E	2024 E	2025 E	2026 E	2027 E	2028 E	2029 E	2030 E	2031 E	2032 E	2033 E	2034 E	2035 E
Total Revenue(1)	$538	$778	$1,112	$1,597	$2,042	$2,442	$2,736	$2,944	$3,065	$3,236	$3,425	$2,358	$2,483	$2,617	$2,246	$2,284
EBIT(2)	$(65)	$29	$236	$570	$874	$1,146	$1,359	$1,497	$1,632	$1,765	$1,902	$1,221	$1,371	$1,494	$1,278	$1,293

(1)	The July Forecasts reflect assessments by GW management of the probability of success (“POS”) for each of the products and product candidates in the indications covered by the July Forecasts.
(2)	“EBIT” is defined as net income before interest expense and tax expense. The July Forecasts excluded unallocated costs, including corporate costs.

The December Forecasts included management projections for the following products and product candidates: (i) Epidiolex in Lennox-Gastaut Syndrome, Dravet Syndrome and tuberous sclerosis complex, (ii) nabiximols / Sativex in multiple sclerosis spasticity and spinal cord injury spasticity, (iii) development organic products in schizophrenia, irritability in adult autism, agitation in dementia, canine epilepsy and epilepsy and (iv) development platform in unspecified indications.

The December Forecasts were generally prepared by GW management on the basis of the same assumptions as the July Forecasts, with the following key differences in the assumptions underlying the December Forecasts relative to the assumptions underlying the July Forecasts:

•

the removal of Rett Syndrome as a target indication for Epidiolex in light of the suspension of GW’s ongoing Phase 3 clinical trial of Epidiolex in children with Rett Syndrome due to the impacts of the COVID-19 pandemic;

•

the removal of PTSD as a target indication for nabiximols / Sativex given GW’s decision after the July Forecasts had been prepared to delay the initiation of a planned study of nabiximols in PTSD and reassess the study in the second half of 2021;

•

the removal of broad spasticity as a target indication for nabiximols / Sativex given that GW had already incorporated multiple sclerosis spasticity and spinal cord injury spasticity as target indications and a clinical program for broad spasticity had not yet been determined;

•

the decrease in the POS assigned to development platform from 12% to 5%, reflecting GW management’s assessment that the POS should be lower to reflect the risks associated with these assets, taking into account commonly used POSs in the industry for pipeline assets of this nature, given that the development platform assets were generally in research, pre-clinical or early clinical trial phases of development;

•

the decrease in POS adjusted peak sales for the development platform from approximately $240 million to $50 million, reflecting the adjustment in the POS for the development platform and GW management’s assessment of the more likely market opportunity for these assets;

•	updating POS adjusted peak sales forecasts for development organic products from $483 to $487;

•	other changes to reflect the 2021 budget, which had been approved by the GW Board after the July Forecasts were prepared; and

•	certain changes in methodology, such as taking corporate costs and unallocated research and development expense into account in the calculation of EBIT, rather than excluding such costs and expenses.

The following table presents the December Forecasts:

December Forecasts of GW Management

($ in millions)

	Fiscal Year Ending December 31,
	2021 E	2022 E	2023 E	2024 E	2025 E	2026 E	2027 E	2028 E	2029 E	2030 E	2031 E	2032 E	2033 E	2034 E	2035 E
Total Revenue(1)	$742	$1,084	$1,518	$1,943	$2,326	$2,456	$2,572	$2,664	$2,779	$2,906	$1,824	$1,897	$1,939	$1,455	$1,413
Gross Profit	$680	$965	$1,356	$1,738	$2,083	$2,195	$2,297	$2,378	$2,480	$2,592	$1,618	$1,682	$1,719	$1,284	$1,246
EBIT(2)	$12	$221	$530	$822	$1,081	$1,210	$1,292	$1,399	$1,500	$1,605	$906	$1,014	$1,067	$779	$743
EBIT (Excl. Unallocated R&D)(3)	$12	$221	$530	$857	$1,155	$1,303	$1,471	$1,619	$1,745	$1,882	$1,108	$1,164	$1,200	$849	$808

(1)	The December Forecasts reflect assessments by GW management of the POS for each of the products and product candidates in the indications covered by the December Forecasts.
(2)

“EBIT” is defined as net income before interest expense and tax expense. The December Forecasts allocate unallocated research and development expense to Epidiolex, nabiximols and new organic products pro rata based on product spend as a percentage of total product-attributable spend in each year.

(3)	“EBIT (Excl. Unallocated R&D)” is defined as EBIT excluding unallocated research and development expense.

In addition, each of Goldman Sachs and Centerview calculated, from the December Forecasts, GW’s unlevered free cash flow as set forth below, which calculations were not made available to Jazz or its financial advisors:

GW Unlevered Free Cash Flow Calculated by Goldman Sachs

($ in millions)

	Fiscal Year Ending December 31,
	2021 E	2022 E	2023 E	2024 E	2025 E	2026 E	2027 E	2028 E	2029 E	2030 E	2031 E	2032 E	2033 E	2034 E	2035 E
Unlevered Free Cash Flow(1)(2)	$(25)	$154	$423	$681	$913	$1,052	$1,125	$1,222	$1,309	$1,399	$905	$885	$935	$734	$658

(1)	GW’s unlevered free cash flow is defined as EBIT plus depreciation and amortization less taxes, capital expenditures and changes in net working capital.
(2)	Reflects projected tax savings of $2, $13, $30 and $40 from the application of net operating losses for fiscal years 2021, 2022, 2023 and 2024, respectively.

GW Unlevered Free Cash Flow (Excl. Unallocated R&D) Calculated by Centerview

($ in millions)

	Fiscal Year Ending December 31,
	2021 E	2022 E	2023 E	2024 E	2025 E	2026 E	2027 E	2028 E	2029 E	2030 E	2031 E	2032 E	2033 E	2034 E	2035 E
Unlevered Free Cash Flow (Excl. Unallocated R&D)(1)(2)	$(25)	$154	$423	$712	$978	$1,134	$1,283	$1,416	$1,524	$1,643	$1,083	$1,017	$1,052	$795	$715

(1)

GW unlevered free cash flow (excluding unallocated research and development expense) is defined as EBIT (excluding unallocated research and development expense) plus depreciation and amortization less taxes, capital expenditures and changes in net working capital.

(2)	Reflects projected tax savings of $1, $13, $29 and $40 from the application of net operating losses for fiscal years 2021, 2022, 2023 and 2024, respectively.

The following tables present the calculation by each of Goldman Sachs and Centerview of the utilization of GW’s net operating losses in the UK based on (i) GW’s projected net operating loss balance of $697 million as of December 31, 2020 (based on an assumed GBP to USD exchange rate of 1.35 to 1) per GW management, (ii) GW’s future losses based on the December Forecasts and (iii) an assumed tax rate of 12% per GW management. GW management authorized Goldman Sachs and Centerview to use these calculations for purposes of their financial analyses.

GW Net Operating Loss Utilization Used by Goldman Sachs

($ in millions)

	2021 E	2022 E	2023 E	2024 E
Beginning NOL Balance	$697	$684	$577	$329
NOL Decrease(1)	(13)	(107)	(247)	(329)
Ending NOL Balance	$684	$577	$329	$—

(1)	Taxable income for NOL usage calculated as sum of EBIT and cash interest income.

GW Net Operating Loss Utilization Used by Centerview

($ in millions)

	2021 E	2022 E	2023 E	2024 E
Beginning NOL Balance	$697	$685	$579	$333
NOL Decrease(1)	(12)	(106)	(245)	(333)
Ending NOL Balance	$685	$579	$333	$—

(1)	Taxable income for NOL usage calculated as EBIT (Excl. Unallocated R&D).

Financing of the Transaction

Jazz expects that the cash consideration due to GW shareholders under the Transaction Agreement and the Scheme of Arrangement will be approximately $6.5 billion. Jazz expects to fund the cash consideration and Bidco Group’s closing date cash requirements through a combination of debt financing, as further described below, and cash on hand.

The consummation of the Transaction is not conditioned upon Jazz obtaining the proceeds of any financing.

In connection with the Transaction, Jazz has entered into an amended and restated commitment letter, dated February 19, 2021 (the “debt commitment letter”), from Bank of America, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Loan Funding

LLC, Credit Suisse AG, Cayman Islands Branch, DNB (UK) Ltd., MUFG Bank, Ltd., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation, Truist Bank, and Truist Securities, Inc. (collectively, the “debt commitment parties”) to provide, severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter, acquisition debt financing consisting of (i) senior secured credit facilities in the aggregate amount of $3,650 million, comprised of a $500 million five-year revolving credit facility and a $3,150 million seven-year term loan facility and (ii) a senior secured bridge loan facility in the amount of $2,200 million (collectively, the “debt financing”). Prior to or concurrently with the closing, Jazz expects to issue up to $2,200 million of debt securities, the issuance of which will reduce commitments under the bridge loan facility dollar for dollar. The aggregate proceeds of the debt financing and any offering of debt securities will be used in part for the payment of Bidco Group’s closing date cash requirements and for general corporate purposes.

The obligations of the debt commitment parties to provide the debt financing under the debt commitment letter are subject to a number of conditions, including:

•

the effective time (being the time at which the Scheme of Arrangement becomes effective as a result of the delivery of the Court Order to the Registrar of Companies of England and Wales) has occurred, or the effective time will occur immediately prior to or concurrently with the funding of the debt financing, on substantially the terms set forth in the Transaction Agreement without giving effect to any amendments, waivers or consents under the Transaction Agreement by Jazz or its applicable subsidiary that are materially adverse to the lenders of the debt financing (the “lenders”) in their capacities as such (each, a “Materially Adverse Modification”) and that have not been approved by the debt commitment parties (except that (i) any waiver or consent required by the Court in order for the Court to sanction the scheme (a “Court Waiver”) will be deemed not to be adverse to the lenders in their capacities as such and (ii) any change to the definition of “Material Adverse Effect” or certain related provisions in the Transaction Agreement (other than any change that is a Court Waiver) will be deemed to be materially adverse to the lenders in their capacities as such), except that, if the conditions precedent to the obligations of Jazz to consummate the Transaction under the Transaction Agreement (other than those conditions that by their nature are to be satisfied at the closing) have been satisfied or waived (without any Materially Adverse Modification) (any date on which such conditions are satisfied or waived, the “Satisfaction Date”) and Jazz delivers a notice in writing to the debt commitment parties confirming such satisfaction or waiver, then the condition precedent in this paragraph will be deemed to have been satisfied on the Satisfaction Date, subject to the effective time occurring within three business days following delivery of such notice;

•

the solvency representation set forth in the debt commitment letter and certain representations and warranties made by GW pursuant to the Transaction Agreement that are material to the interests of the lenders will be true and correct in all material respects as of immediately prior to the time of the commencement of the Court Sanction Hearing, and certain other specified representations set forth in the debt commitment letter will be true and correct in all material respects as of the closing, in each case to the extent required by the debt commitment letter;

•	the refinancing of Jazz’s existing credit facility will have been consummated or will be substantially consummated concurrently with the funding of the debt financing;

•	certain audited, unaudited and pro forma financial statements specified in the debt commitment letter will have been delivered;

•	certain customary closing deliverables (including, but not limited to, a solvency certificate in agreed form) will have been delivered;

•

documentation and other information about the borrowers and the guarantors required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (including the Patriot Act and the Beneficial Ownership Regulation) will have been delivered;

•	applicable fees and expenses required to be paid under the debt commitment letter and related fee letter will have been paid;

•

definitive documentation, including documentation required to create and perfect the secured parties’ security interests in the collateral to the extent contemplated by the debt commitment letter, will have been executed and delivered;

•

appointment of investment banks satisfactory to the lead arrangers to publicly offer or privately place the secured notes to be issued on the closing date, and provision to those investment banks of an offering memorandum in respect of those notes and customary supporting documentation and information; and

•

the 15 consecutive business day marketing period (as defined and further described under the section entitled “The Transaction Agreement—Financing of the Transaction” beginning on page 111 of this proxy statement) will have been completed.

In the event the closing does not occur on or before 11:59 p.m. (New York time) on the end date (as defined and further described the section entitled “The Transaction Agreement—Termination of the Transaction Agreement” beginning on page 116 of this proxy statement) (or, if the end date shall have been extended (on one or more occasions) under the Transaction Agreement, then on such extended end date), the commitments under the debt commitment letter will automatically expire and terminate at such time. Additionally, the debt commitment letter will terminate upon the earlier of (i) the valid termination of the Transaction Agreement in accordance with its terms or (ii) the completion of the Transaction with the use of the debt financing contemplated by the debt commitment letter (after the funding thereof) or without the use of the debt financing contemplated by the debt commitment letter (unless the debt commitment parties have failed to fund in breach of their obligations under the debt commitment letter).

The documentation governing the debt financing contemplated by the debt commitment letter and any debt securities has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this proxy statement, subject to the limitations of the Transaction Agreement, which are described under the section entitled “The Transaction Agreement—Financing of the Transaction” beginning on page 111 of this proxy statement.

Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction

GW’s non-employee directors and executive officers may be deemed to have, similar to other transactions of this type, certain financial interests in the Transaction that may be different from, or in addition to, the interests of the GW shareholders generally. The members of the GW Board were aware of and considered these interests in reaching the determination to approve the agreement and recommend to the GW shareholders that they vote to approve the Proposals. Adam George was an executive officer of GW during 2020 but has since departed from GW. Thomas Lynch, who was as a member of the Board of Directors of GW until he passed away on April 2, 2020, has been omitted from the discussion and tables below, since he is not expected to receive any enhanced benefits in connection with the Transaction.

GW’s executive officers for purposes of the discussion below are Dr. Geoffrey Guy (Executive Chairman), Justin Gover (Chief Executive Officer), Darren Cline (U.S. Chief Commercial Officer), Scott Giacobello (Chief Financial Officer), Dr. Volker Knappertz (Chief Medical Officer), Douglas Snyder (Chief Legal Officer) and Chris Tovey (Chief Operating Officer).

Certain compensation for UK-based executive officers is delivered in British pounds. In calculating the U.S. dollar equivalent for such amounts reported for UK-based executive officers, amounts in British pounds have been converted to U.S. dollars based on the currency exchange rate on March 1, 2021, which is £1= U.S.$1.39.

Treatment of Equity and Equity-Based Awards

For information regarding beneficial ownership of GW ordinary shares, GW ADSs and share options, other than the unvested equity-based awards described below, by each of GW’s non-employee directors and named executive officers and all of the directors and executive officers as a group, please see the section entitled “Security Ownership of Certain Beneficial Owners and Management”, beginning on page 134 of this proxy statement. Each of GW’s non-employee directors and executive officers will be entitled to receive, for each GW ordinary share or GW ADS he or she holds, the same transaction deliverables as other shareholders as described in the section entitled “The Transaction Agreement—Scheme Deliverables to GW Shareholders” beginning on page 97 of this proxy statement.

As described further in the section entitled “The Transaction Agreement—Treatment of Equity and Equity-Based Awards” beginning on page 98 of this proxy statement, each Pre-2021 Share Option and each Share Option granted following the date of the Transaction Agreement to GW’s non-employee directors will fully vest (with any performance goals deemed fully satisfied as of the effective time) and will be exercised automatically and cash-settled upon the effective time. Each 2021 Share Option will become vested and will be exercised automatically and cash-settled as to one-third of the grant at the effective time, and the remaining two-thirds of the grant will be converted into an option to acquire Jazz ordinary shares (with any performance goals deemed fully satisfied as of the effective time and, therefore, converting into time vesting Jazz Options), half of which will vest on the first anniversary of the original grant date and half of which will vest on the second anniversary of the original grant date, subject to accelerated vesting in connection with qualifying terminations of employment. The number of Jazz ordinary shares subject to each converted Jazz Option will be determined by multiplying the GW option exchange ratio described in the Transaction Agreement by the number of GW ADSs subject to the 2021 Share Option, and the option exercise price of any converted Jazz Option will be determined by dividing the 2021 Share Option exercise price by the same GW option exchange ratio.

Any such converted awards held by GW’s executive officers will vest upon the executive officer’s subsequent termination without cause or resignation for good reason in accordance with the applicable GW Severance Plan (as defined below) or upon the executive officer’s death or permanent disability.

The following table sets forth the number of unvested Pre-2021 Share Options and 2021 Share Options held by each of GW’s non-employee directors and executive officers as of March 1, 2021, the latest practicable date to determine such amounts before the filing of this proxy statement, and the cash amounts payable (on a pre-tax basis) in respect thereof.

The amounts reflected in the table below include the value of 2021 Share Options but exclude any GW awards that are expected to vest or be paid in accordance with their terms prior to May 1, 2021 (the assumed date of the completion of the Transaction solely for purposes of this transaction-related compensation disclosure). Each Share Option is valued based on the difference between the per share exercise price of such Share Option and the value of the transaction deliverables, valued at approximately $220 per GW ADS consisting of $200 in cash and approximately $20 in Jazz ordinary shares, with the value of such Jazz ordinary shares subject to the Jazz average share price and the exchange ratio, as described further in the section entitled “The Transaction Agreement—Scheme Deliverables to GW Shareholders” beginning on page 97 of this proxy statement.

Name	Unvested Share Options		Total
	(# GW ADSs)	($)	($)
Directors
James Noble	6,381	$1,166,519	$1,166,519
Cabot Brown	6,381	$1,166,519	$1,166,519
Catherine Mackey	6,381	$1,166,519	$1,166,519
Alicia Secor	6,381	$1,166,519	$1,166,519
William Waldegrave	6,381	$1,166,519	$1,166,519
David Gryska	4,806	$1,057,224	$1,057,224

Name	Unvested Pre-2021 Share Options		Unvested 2021 Share Options		Total
	(# GW ADSs)	($)	(# GW ADSs)	($)	($)
Executive Officers
Geoffrey Guy	53,742	$10,743,561	17,836	$3,923,876	$14,667,437
Justin Gover	105,788	$21,103,706	35,639	$7,840,518	$28,944,224
Darren Cline	38,150	$7,563,099	10,159	$2,235,080	$9,798,179
Scott Giacobello	32,576	$6,532,636	9,495	$2,088,710	$8,621,346
Volker Knappertz	35,185	$7,048,315	10,357	$2,278,479	$9,326,794
Douglas Snyder	33,920	$6,793,196	9,820	$2,160,422	$8,953,618
Chris Tovey	30,169	$6,033,924	9,136	$2,009,737	$8,043,661
Adam D. George	2,676	$588,720		—	$588,720

Severance Entitlements

Each of GW’s U.S. based executive officers (Messrs. Gover, Cline, Giacobello, Snyder and Dr. Knappertz) participates in the Greenwich Biosciences Amended and Restated Change in Control and Severance Benefit Plan (the “U.S. Severance Plan”) and is party to a participation agreement thereunder. Each of GW’s UK-based executive officers (Dr. Guy and Mr. Tovey) participates in the GW Change in Control and Severance Benefit Plan (the “UK Severance Plan,” and together with the U.S. Severance Plan, the “GW Severance Plans”) and is party to a participation agreement thereunder.

Under the U.S. Severance Plan and the applicable participation agreement, in the event each of Messrs. Gover, Cline, Giacobello, Snyder and Dr. Knappertz’s employment terminates without “cause” or for “good reason” (each such term as defined in the U.S. Severance Plan and summarized below) during the period commencing one month prior to or 24 months following a Change in Control of GW (as defined in the U.S. Severance Plan), the executive officer would (subject to the executive officer executing a release of claims in favor of GW and certain other conditions) be each entitled to (i) cash severance payments equal to the sum of his (x) base salary and (y) the greater of the executive’s annual target bonus for the year of termination and average actual annualized bonuses earned in respect of the three most recent fiscal years (such greater amount, the “severance bonus amount”), multiplied by (a) two, in the case of Mr. Gover, and (b) one and one-half, in the case of the other U.S. executives officers; (ii) payment of COBRA premiums for continued medical coverage for up to 18 months (in the case of Mr. Gover, 24 months) and (iii) outplacement benefits for up to 6 months not to exceed $15,000 (other than Mr. Gover).

Under the UK Severance Plan and the applicable participation agreement, in the event Dr. Guy’s employment terminates without “cause” or for “good reason” (each such term as defined in the UK Severance Plan) within 24 months following a Change in Control of GW (as defined in the UK Severance Plan and summarized below), he would (subject to the executive officer executing a release of claims in favor of GW and certain other conditions) be entitled to: (i) cash severance payments equal to two times his base salary (without reduction for working time during any notice periods under his employment agreement); and (ii) payment of premiums for continued medical coverage for up to 24 months. Under the UK Severance Plan and the applicable participation agreement, in the event Mr. Tovey’s employment terminates without cause or for good reason within 24 months following a Change in Control of GW, he would be entitled to: (i) cash severance payments equal to one and a one-half times the sum of his base salary and severance bonus amount (without reduction for working time during any notice periods under an employment agreement); and (ii) payment of premiums for continued medical coverage for up to 18 months.

Under the GW Severance Plans, “good reason” generally means: (i) a material reduction in the executive officer’s authority, duties or responsibilities, or solely for Messrs. Cline, Giacobello, Snyder and Dr. Knappertz, a material reduction in the authority, duties or responsibilities of the supervisor to whom the executive officer is required to report; (ii) a material reduction of the executive officer’s annual base salary; (iii) a relocation of the executive officer’s principal place of employment to a place that increases his one-way commute by more than

35 miles; or (iv) a material breach of the GW Severance Plans by any successor to GW in a change in control. Under the GW Severance Plans, “cause” generally means “cause” or “summary termination” (as applicable) as defined in the executive officer’s employment agreement; or any of the following events: (i) conviction, indictment or pleading guilty or no contest to (A) for purposes of the U.S. Severance Plan, any felony or any crime involving fraud, dishonesty or moral turpitude; and (B) for purposes of the UK Severance Plan, any criminal offence (except for an offence under the road traffic legislation in the UK or abroad for which the executive officer is not sentenced to any term of imprisonment); (ii) intentional misconduct; (iii) sustained poor job performance and/or failure to meet material performance or production standards (as determined by the administrator of the applicable GW Severance Plan in good faith); (iv) unauthorized use or disclosure of confidential information or trade secrets of any member of the Company Group (as defined in the GW Severance Plan); (v) attempted commission of, or participation in, a fraud or act of dishonesty against any member of the Company Group; (vi) material violation of any contract or agreement between the executive officer and any member of the Company Group, of any applicable written policy of a member of the GW group, or of any statutory duty owed to any member of the Company Group; (vii) intentional act that has or is reasonably likely to lead to a material detrimental effect on the reputation or business of any member of the Company Group; or (viii) failure to cooperate with any member of the Company Group in any investigation or formal proceeding.

Due to the critical nature of their roles and responsibilities, each of GW’s executive officers has agreed to remain with the combined company to assist in post-transaction integration, during an important period following the effective time, and accordingly that resignation for “good reason”, if any, would not take effect until the later of: (x) December 31, 2021; and (y) 180 days after the effective time, subject to the participant having provided the GW Board at least thirty (30) days’ notice prior to the closing date of any such resignation. In connection with this agreement, Mr. Tovey is eligible to receive an additional amount equal to six months of his base salary on terms consistent with those described under “Transition Incentive Bonuses” below.

The Transaction will constitute a Change of Control of GW for purposes of the GW Severance Plans. The estimated aggregate value of the cash severance payments GW’s executive officers would receive in the event of a qualifying termination upon the completion of the Transaction is $9,566,430. The foregoing estimate is based on compensation and benefit levels in effect as of March 1, 2021.

Transition Incentive Bonuses

As noted above, given the critical nature of their roles and responsibilities, in order to retain and incentivize certain of GW’s executives through the closing of the Transaction and important integration period thereafter, GW agreed that the executive officers would be eligible to receive the following incentive bonuses: Mr. Gover—$7,600,000; Mr. Cline—$2,300,000; Mr. Giacobello—$2,550,000; Mr. Snyder—$2,600,000; and Dr. Knappertz—$2,600,000. Each such transition incentive bonus will be payable in a lump sum within 30 days following the later of December 31, 2021 or six months following the effective time (in each case, subject to the executive’s continued employment with Jazz, GW or their respective subsidiaries as of such time) or, if earlier, within 30 days following the executive’s death, permanent disability or a qualifying termination under the applicable GW Severance Plan and the executive’s applicable participation agreement, subject to the execution of a release of claims against GW.

New Management Arrangements

As of the date of this proxy statement, there are no employment, retention or other agreements, arrangements or understandings between any of GW’s non-employee directors or executive officers, on the one hand, and Jazz, on the other hand, and the Transaction is not conditioned upon any of GW’s non-employee directors or executive officers entering into any such agreement, arrangement or understanding.

Continuing Employee Benefits

The Transaction Agreement provides that from the closing date of the Transaction through December 31, 2022 (such period being the “benefits continuation period”), Jazz will cause GW to provide, to each individual who is employed by GW and its subsidiaries immediately prior to the effective time, while such individual continues to be employed by GW, Jazz or any of Jazz’s subsidiaries (including subsidiaries of GW) during the benefits continuation period (collectively, the “affected employees”): (i) an annual base salary or wage rate that is not less than the annual base salary or wage rate provided to such affected employee immediately prior to the effective time, (ii) for any affected employee who prior to the effective time participated in a 2021 GW bonus plan, an annual target cash bonus opportunity that is no less favorable than was provided to such affected employee immediately prior to the effective time (with such opportunity to be granted pursuant to the applicable Jazz annual bonus plan), (iii) to the extent an affected employee is eligible for a long-term incentive award under Jazz’s long-term incentive program (such eligibility determination to be the same as that applied to similarly situated employees of Jazz and its affiliates), a target grant date value long-term incentive opportunity that is no less favorable than was provided to such affected employee immediately prior to the effective time (such target grant date value, the “GW LTIP value”), provided that with respect to any affected employee who is not so eligible, Jazz will provide, or cause GW to provide, each such affected employee an equity or cash-based award or cash compensation adjustment equal to the GW LTIP value applicable to such employee, and (iv) other compensation and employee benefits (excluding severance benefits, which are addressed in the following sentence) that are no less favorable in the aggregate to such compensation and employee benefits (including retirement, employee health, AD&D and life insurance benefits) that are at such time(s) provided to similarly situated employees of Jazz or its affiliates (provided that such benefits in the UK will include participation in a private medical insurance scheme comparable to that provided by GW prior to the effective time), which obligation may be satisfied with respect to any particular compensation or benefit through the maintenance of a GW benefit plan that provides such compensation or benefits (e.g., commission plans).

In addition, during the 24 months following the effective time, Jazz will or will cause any of Jazz’s subsidiaries to honor the terms of GW Severance Plans generally, to the extent any affected employee experiences a termination of employment under circumstances that would give such employee the right to receive severance benefits under the applicable severance plan (a “qualifying termination”). In the event the effective time occurs before the date annual bonuses for the 2021 fiscal year are paid under any GW annual cash incentive compensation plan identified in confidential disclosures made to Jazz and Bidco, Jazz will, or will cause GW to, (i) pay annual bonuses for the 2021 fiscal year to each affected employee who participated in such 2021 annual bonus plan immediately prior to the effective time in an amount equal to the sum of (A) a prorated portion of the affected employee’s target bonus as established under such GW annual cash incentive compensation plan for the 2021 fiscal year, with any such proration based on the number of days that elapsed during the 2021 calendar year through the closing date, plus (B) a prorated portion of the amount of annual bonus that would have been due for the full 2021 fiscal year based on actual results for such fiscal year, as determined in accordance with the provisions of the Transaction Agreement and pursuant to the applicable Jazz annual bonus plan in which such affected employee participated after the effective time, with any such proration based on the number of days that elapsed during the 2021 calendar year from and including the closing date through and including December 31, 2021, which bonuses will be paid at the same time as any other annual bonuses are paid to the other participants in the applicable 2021 Jazz annual bonus plan. Notwithstanding the foregoing, any employee of GW or its subsidiaries who experiences a severance-qualifying termination under the applicable GW severance plan will be entitled to receive an annual bonus for the 2021 fiscal year equal to the affected employee’s target annual bonus amount under the 2021 GW annual bonus plan, prorated based on the number of days that elapsed during the 2021 calendar year through the date of such qualifying termination divided by 365 and subject to execution and delivery of an effective release of claims.

Indemnification; Directors’ and Officers’ Insurance

Bidco and Jazz have agreed, to the extent permitted under applicable law, that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the effective time existing as of February 3, 2021, in favor of the current or former directors or officers of GW and its subsidiaries as provided for in their respective articles of association, organizational documents or in any agreement or deed of indemnity will survive the Transaction and continue in accordance with their terms.

In addition, for a period of six years following the effective time, Bidco must cause GW and its subsidiaries to maintain such current policies of directors’ and officers’ liability insurance and fiduciary liability insurance or substitute policies with coverage, benefits and terms at least as favorable as GW’s existing policies with respect to acts or omissions occurring at or prior to the effective time, subject to certain premium thresholds.

Alternatively, either party may purchase a six-year prepaid “tail policy” with coverage, benefits and terms at least as favorable as GW’s existing policies of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to acts or omissions occurring or alleged to have occurred prior to the effective time, subject to certain premium thresholds. If such a “tail policy” is purchased, Jazz and Bidco will have no further obligation to maintain the insurance policies described above. For additional information see the section entitled “The Transaction Agreement—Indemnification” beginning on page 113 of this proxy statement.

Quantification of Payments and Benefits

In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of GW’s named executive officers estimates of the amounts of compensation that are based on or otherwise relate to the Transaction and that will or may be paid or become payable to the named executive officer either immediately at the effective time (i.e., on a “single-trigger” basis) or in the event of a qualifying termination of employment following the Transaction (i.e., on a “double-trigger” basis). GW shareholders are being asked to approve, on a non-binding, advisory basis, such compensation for these named executive officers. Because the vote to approve such compensation is advisory only, it will not be binding on either GW, the GW Board or Jazz. Accordingly, if the Scheme of Arrangement and related proposals are approved by GW shareholders and the Transaction is completed, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the tables below and above under “—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction”.

The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (i) an assumption that the Transaction is completed on May 1, 2021, (ii) the per share transaction deliverables of $220, (iii) the named executive officers’ salary and total eligible bonus levels as in effect as of March 1, 2021, (iv) the number of unvested GW awards held by the named executive officers as of the Voting Record Time, the latest practicable date to determine such amounts before the filing of this proxy statement, and excluding any additional grants that may occur following such date and any GW awards that are expected to vest or be paid in accordance with their terms prior to May 1, 2021, and (v) an assumption that each named executive officer experiences a “qualifying termination” for purposes of receiving benefits under the applicable GW Severance Plan, immediately following the completion of the Transaction (except in the case of the 2021 annual bonus, for which a termination date of December 31, 2021 is assumed). In addition, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before completion of the Transaction. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

Potential Payments to Named Executive Officers

Name	Cash ($)(1)	Equity ($)(2)	Perquisites / Benefits ($)(3)	Total ($)
Dr. Geoffrey Guy	$1,215,113	$14,667,437	$6,210	$15,888,760
Justin Gover	$10,071,472	$28,944,224	$42,240	$39,057,936
Scott Giacobello	$3,637,101	$8,621,346	$46,680	$12,305,127
Dr. Volker Knappertz	$3,798,681	$9,326,794	$46,680	$13,172,155
Douglas Snyder	$3,742,806	$8,953,618	$46,680	$12,743,104

(1)

The estimated amounts shown in this column include the value of cash severance payments (assuming annual base salary and target bonus amounts in effect as of March 1, 2021) that would be provided to the named executive officer upon a termination of employment by GW without “cause” or by the named executive officer for “good reason”, conditioned upon the executive officer executing a release. As described in the section entitled “—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction—Severance Entitlements” on page 89, each named executive officer would be entitled to cash severance payments equal to the sum of his base salary and his severance bonus amount, multiplied by two in the case of Mr. Gover and one and a half in the case of the other named executive officers other than Dr. Guy. Dr. Guy would be entitled to cash severance payments equal to two times his base salary (without reduction for working time during any notice periods under his employment agreement). In addition, the estimated amounts shown in this column include the value of following transition incentive bonuses that would be provided to the named executive officers: Mr. Gover—$7,600,000; Mr. Giacobello—$2,550,000; Dr. Knappertz—$2,600,000; and Mr. Snyder—$2,600,000. Both the cash severance payments and transition incentive bonuses are “double-trigger” in that they will be paid only if the executive officer experiences a qualifying termination of employment following the effective time (or otherwise vest in accordance with their terms). The estimated amounts shown in this column also represent the full value of the 2021 annual bonus that each named executive officer would be entitled to upon a qualifying termination that occurs on December 31, 2021 as described in “Continuing Employee Benefits”, which are “double-trigger” in that they will be paid only if the executive officer experiences a qualifying termination of employment following the effective time (or otherwise vest in accordance with their terms).

(2)

The estimated amounts shown in this column represent the aggregate value of the named executive officers’ unvested Share Options, which include both Pre-2021 Share Options and 2021 Share Options. As described in the section entitled “—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction—Treatment of Equity and Equity-Based Awards” beginning on page 87, the estimated payments in respect of each named executive officer’s unvested Pre-2021 Share Options and the first tranche (1/3) of the 2021 Share Options are “single-trigger”, in that they will vest upon the effective time, whether or not the named executive officer’s employment is terminated. The estimated payments in respect of each named executive officer’s remaining two tranches (2/3) of the 2021 Share Options are “double-trigger,” in that they will vest only if the executive officer experiences a qualifying termination of employment following the effective time (or otherwise vest in accordance with their terms). Details of the single-trigger and double-trigger payments that would be received in connection with outstanding unvested equity awards are shown in the following supplementary table:

Name	Share Options ($)		Total ($)
	Single-trigger	Double-trigger
Dr. Geoffrey Guy	$12,051,520	$2,615,917	$14,667,437
Justin Gover	$23,717,212	$5,227,012	$28,944,224
Scott Giacobello	$7,228,873	$1,392,473	$8,621,346
Dr. Volker Knappertz	$7,807,808	$1,518,986	$9,326,794
Douglas Snyder	$7,513,337	$1,440,281	$8,953,618

(3)

The estimated amounts shown in this column represent (i) the company-paid portion of the continued medical for 18 months (and in the case of Dr. Guy and Mr. Gover, 24 months) following termination and (ii) outplacement benefits of $15,000 (other than Dr. Guy and Mr. Gover). These are “double-trigger” benefits as they will be paid to the named executive officer only if the named executive officer experiences a qualifying termination of employment following the effective time.

GW ADSs

GW ADS holders should refer to the section entitled “Scheme Proposal and the Court Meeting and the General Meeting-Explanatory Statement—9. GW ADS Holders” beginning on page 42 of this proxy statement.

Regulatory and Court Approvals Required for the Transaction

Completion of the Transaction is conditional on, among other things, (i) required antitrust clearances and (ii) the sanction of the Scheme of Arrangement by the Court.

United States Antitrust

Under the HSR Act, certain transactions, including the Transaction, may not be completed until certain waiting period requirements have expired or been terminated. The HSR Act provides that each party must file a notification with the Federal Trade Commission (“FTC”) and the Antitrust Division of the Department of Justice (“DOJ”). A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification forms or the termination of that waiting period, unless the waiting period is extended. If the DOJ or FTC issues a Request for Additional Information and Documentary Material prior to the expiration or termination of the initial waiting period, the parties must observe a second 30-calendar-day waiting period, which would begin to run only after both parties have substantially complied with the Request for Additional Information and Documentary Material, unless the waiting period is terminated earlier. GW and Jazz filed their notification and report forms under the HSR Act on February 19, 2021, and the 30-day waiting period is scheduled to expire at 11:59 p.m. Eastern Time on March 22, 2021, unless extended or earlier terminated.

Court Approval

The Scheme of Arrangement requires the approval of the Court, which involves an application by GW to the Court to sanction the Scheme of Arrangement.

For a description of the commitments made by GW and Jazz to obtain the necessary regulatory and Court approvals for the Transaction, see the section entitled “The Transaction Agreement—Efforts to Complete the Transaction” beginning on page 106 of this proxy statement. There can be no assurance that the requisite approvals will be obtained on a timely basis or at all.

Accounting Treatment

The Transaction is anticipated to be accounted for as an acquisition of a business, pending final assessment upon closing of the Transaction. Jazz anticipates it will record assets acquired and liabilities assumed from GW primarily at their respective fair values at the date of completion of the Transaction. Any excess of the transaction deliverables is anticipated to be recorded to goodwill. The financial condition and results of operations of Jazz after completion of the Transaction will reflect GW balances and results after completion of the Transaction but will not be restated retroactively to reflect the historical financial condition or results of operations at GW.

Exemption from the Registration Requirements of the Securities Act of 1933

The Jazz ordinary shares to be received by GW shareholders in connection with the Transaction will not be registered under the Securities Act or the securities laws of any state of the United States and will be issued in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act and exemptions from or qualifications under the registration requirements under the securities laws of applicable states of the United States. Section 3(a)(10) of the Securities Act exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities from the registration requirements of the Securities Act, where the fairness of the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the substantive and procedural fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear, have received timely and adequate notice thereof and are not subject to improper impediments to their appearance at the hearing. The Court is authorized to conduct a hearing at which the fairness of the terms and conditions of the Scheme of Arrangement will be considered. Accordingly, the Court Order will, if granted, constitute a basis for the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof with respect to the delivery of the Jazz ordinary shares to GW shareholders in connection with the Transaction.

Delisting and Deregistration of GW ADSs; Listing of Jazz Ordinary Shares

Following the consummation of the Transaction, GW ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and GW will no longer be required to file periodic reports with the SEC.

The Jazz ordinary shares to be delivered in the Transaction will be listed on Nasdaq.

No Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of GW ordinary shares and GW ADSs under the laws of England and Wales in connection with the Transaction.

THE TRANSACTION AGREEMENT

Explanatory Note Regarding the Transaction Agreement

The following is a summary of certain material terms of the Transaction Agreement and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is included as Annex A to this proxy statement and is incorporated herein by reference in its entirety. This summary is not intended to provide you with any other factual information about GW, Jazz or Bidco. You are urged to read the Transaction Agreement carefully and in its entirety as well as this proxy statement before making any decisions regarding the Transaction.

The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the parties to the Transaction Agreement; have been made only for purposes of the Transaction Agreement; have been qualified by certain documents filed with, or furnished to, the SEC by GW or by Jazz; have been qualified by confidential disclosures made to GW or Jazz and Bidco, as applicable, in connection with the Transaction Agreement; are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors; were made only as of February 3, 2021 or such other date as is specified in the Transaction Agreement; and have been included in the Transaction Agreement for the purpose of allocating risk between GW, on the one hand, and Jazz and Bidco, on the other hand, rather than establishing matters as facts.

You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of GW, Jazz, Bidco or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after February 3, 2021, which subsequent information may or may not be fully reflected in GW’s or Jazz’s public disclosures. Accordingly, the representations and warranties and other provisions of the Transaction Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 171 of this proxy statement.

Structure of the Transaction

The Transaction Agreement provides that, subject to the satisfaction or waiver of the conditions to the completion of the Transaction, Bidco (and/or, at Bidco’s election, Jazz and/or the DR Nominee) will acquire the entire issued and to be issued share capital of GW pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme of Arrangement”). Upon completion of the Transaction, GW will be an indirect, wholly owned subsidiary of Jazz.

Closing and Effective Time

Unless GW and Bidco agree otherwise, the closing of the Transaction (the “closing”) will take place as promptly as practicable (and in any event within two business days) following the satisfaction or (to the extent permitted by applicable law) waiver of the conditions to the completion of the Transaction (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions). The date on which the closing actually occurs is referred to as the “closing date”.

However, if the marketing period (as described below under “—Financing of the Transaction—Marketing Period”) has not ended at the time of the satisfaction or (to the extent permitted by applicable law) waiver of the conditions to the completion of the Transaction (other than (A) those conditions that by their nature are to be satisfied at the closing, but subject to those conditions being able to be satisfied or having been waived, and (B) the condition that the Scheme of Arrangement will have been sanctioned by the Court), then GW will schedule the Court Sanction Hearing as promptly as practicable after the earlier of (x) a date during the marketing period specified by Bidco and (y) the date that is three business days after the final day of the marketing period or such shorter period as Bidco may specify by notice to GW (subject, in the case of each of (x) and (y), to the satisfaction or (to the extent permitted by applicable law) waiver of the conditions to the completion of the Transaction (other than (i) those conditions that by their nature are to be satisfied at the closing, but subject to those conditions being able to be satisfied or having been waived, and (ii) the condition that the Scheme of Arrangement will have been sanctioned by the Court).

The Scheme of Arrangement will become effective upon delivery by GW of the Court Order to the Registrar of Companies in England and Wales.

Scheme Deliverables to GW Shareholders

At the effective time, the holders of GW ordinary shares (including the GW ordinary shares held by the Depositary that underlie the outstanding GW ADSs) as of a record time of 6:00 p.m. (London time) on the business day immediately preceding the effective time will have the right to receive for each GW ordinary share held by them at such time an amount equal to (i) $16.66 2⁄3 in cash, without interest (the “cash consideration”) and (ii) an amount of Jazz ordinary shares equal to the exchange ratio (defined below) (together with the cash consideration, the “scheme deliverables”). Because each GW ADS represents a beneficial interest in 12 GW ordinary shares, holders of GW ADSs will be entitled to receive (1) 12 times the foregoing cash amount (or $200 in cash (the “per ADS cash consideration”)) and (2) 12 times the share deliverable (the “per ADS share deliverable” and, together with the per ADS cash consideration, the “ADS deliverables”).

The “exchange ratio” will be determined under the Transaction Agreement as follows:

•

if the Jazz average share price is greater than $139.72 but less than $170.76, the exchange ratio will be equal to the quotient obtained by dividing (x) $1.66 2⁄3 by (y) the Jazz average share price, rounded to the nearest millionth of a share (corresponding to a per ADS share deliverable equal to an amount of Jazz ordinary shares equal to the quotient obtained by dividing (x) $20.00 by (y) the Jazz average share price);

•	if the Jazz average share price is equal to or less than $139.72, the exchange ratio will be 0.011929 (corresponding to a per ADS share deliverable of 0.143148); and

•	if the Jazz average share price is equal to or greater than $170.76, the exchange ratio will be 0.009760 (corresponding to a per ADS share deliverable of 0.117120).

Holders of GW ordinary shares will not receive any fractional Jazz ordinary shares as scheme deliverables. Instead, fractional shares to which holders of GW ordinary shares would otherwise be entitled will be aggregated and sold in the market by the exchange agent as soon as reasonably practicable following the closing date, with the net proceeds of any such sale (after deduction of the expenses of the sale, including taxes) distributed in cash in due proportion to the fractional shares to which a holder would otherwise have been entitled, without interest and subject to any required tax withholding.

The cash consideration is denominated in US dollars. However, a Currency Conversion Facility is being made available to registered holders of GW ordinary shares (other than the Depositary) pursuant to which they will be able to elect (subject to the terms and conditions of the Currency Conversion Facility) to receive the cash consideration in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time before the relevant payment date. No Currency Conversion Facility will be made available to the Depositary or holders of GW ADSs. See the sections entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” and “Notes for Making Currency Elections” beginning on pages 33 and 165, respectively, of this proxy statement for further information.

Following the effective time, each holder of GW ordinary shares will cease to have any rights with respect to such GW ordinary shares, except for the right in accordance with the Scheme of Arrangement to receive the scheme deliverables in consideration therefor.

If, between February 3, 2021 and the effective time, the outstanding GW ordinary shares or Jazz ordinary shares are changed into, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend will be declared with a record date within such period, or any similar event occurs (or if the number of GW ordinary shares represented by each GW ADS is changed pursuant to the Deposit Agreement), then the cash consideration and/or exchange ratio (and/or the per ADS cash consideration and/or the per ADS share deliverable), as applicable, will be appropriately adjusted to provide to Bidco and the holders of GW ordinary shares the same economic effect as contemplated by the Transaction Agreement prior to such event.

Treatment of Equity and Equity-Based Awards

At the effective time, subject to all required withholding taxes:

•

Each outstanding option to purchase GW ordinary shares or GW ADSs (each, a “Share Option) granted before February 3, 2021 (each, a “Pre-2021 Share Option”) and each Share Option granted following February 3, 2021 to GW’s non-employee directors that is outstanding immediately prior to the effective time, to the extent unvested, will be deemed to be fully vested and each such Share Option will be exercised automatically at the effective time and the holder will be entitled to receive, in full satisfaction of their rights in respect of such Share Option, an amount in cash, without interest, equal to the product of (x) the number of GW ADSs underlying such Share Option (or if such Share Option is in respect of GW ordinary shares, the number of GW ordinary shares divided by 12 (rounded up to the nearest whole number)) and (y) the excess (if any) of the Value (as defined below) of the scheme deliverables over the per share exercise price of each Share Option (or, if the share exercise price is in respect of GW ordinary shares, the share exercise price multiplied by 12). For this purpose, the “Value” means the sum of (i) the product of (A) the per ADS share deliverable multiplied by (B) the opening price on Nasdaq of a Jazz ordinary share on the closing date and (ii) the per ADS cash consideration.

•

Each Share Option granted to GW’s employees following February 3, 2021 (each, a “2021 Share Option”) outstanding immediately prior to the effective time, whether vested or unvested, will become vested as to one-third of the 2021 Share Option at the effective time and will be treated in accordance with the previous bullet point. The remaining two-thirds of such 2021 Share Option will cease to represent a right to acquire the GW ADSs and will be converted automatically into an option to acquire Jazz ordinary shares (a “Jazz Option”), half of which will vest on the first anniversary of the original grant date and half of which will vest on the second anniversary of the original grant date, subject to accelerated vesting in connection with qualifying terminations of employment. The number of Jazz ordinary shares subject to each such Jazz Option will be equal to the product of (x) the number of GW ADSs underlying two-thirds of such 2021 Share Option immediately prior to the effective time multiplied by (y) the GW option exchange ratio (as defined below), and rounding such product down to the nearest whole share. The per share exercise price for each such Jazz Option will be determined by dividing (A) the per share exercise price for the GW ADSs underlying such 2021 Share Option immediately prior to the effective time by (B) the GW option exchange ratio (and rounding such quotient up to the nearest whole cent). Any outstanding 2021 Share Option that is, as of immediately prior to the effective time, subject to performance-based vesting, will be deemed to have fully satisfied all applicable performance goals such that the corresponding Jazz Option will only continue to vest over the remaining service-vesting schedule and based on such terms and conditions as GW and Jazz have agreed.

•

For the purposes of the foregoing, the “GW option exchange ratio” is equal to (1) the sum of (A) the per ADS share deliverable plus (B) the per ADS cash consideration (2) divided by the Jazz average share price.

Exchange of GW Ordinary Shares

Prior to the closing, Bidco will appoint an exchange agent that is reasonably acceptable to GW. At or as promptly as practicable following the effective time (and in any event no later than the business day following the effective time or, if GW provides, by 9:00 a.m., New York time, on the closing date, evidence that the effective time has occurred, on the closing date), Bidco will deposit with the exchange agent for the benefit of the holders of GW ordinary shares (i) certificates or, at Bidco’s option, evidence of Jazz ordinary shares in book-entry form representing the aggregate Jazz ordinary shares deliverable pursuant to the Transaction, and (ii) cash in an amount equal to the aggregate amount of cash consideration payable to holders of GW ordinary shares. Bidco may satisfy its obligations in respect of the GW ordinary shares underlying the GW ADSs held by or on behalf of the Depositary by providing the ADS deliverables directly to the Depositary (or its nominee that is the shareholder of record in respect of such GW ordinary shares (the “Depositary custodian”)).

Prior to the closing, GW and Bidco will establish procedures with the Depositary to ensure that (i) the Depositary (or the Depositary custodian) will promptly deliver the ADS deliverables to each holder of a GW ADS and (ii) GW ADSs will be treated by the Depositary, as closely as reasonably possible, in the same manner as GW ordinary shares are treated by the exchange agent with respect to treatment of fractional shares and other matters specified in the Transaction Agreement. If the parties reasonably deem necessary in furtherance of the establishment of such procedures, GW will enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, GW and Bidco, and GW, Jazz and Bidco will deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. The GW ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction, the cancellation of GW ADSs and the receipt of the ADS consideration. No interest will be paid or accrued on any amount payable in respect of GW ADSs.

Representations and Warranties

The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the other parties to the Transaction Agreement; have been made only for purposes of the Transaction Agreement; have been qualified by certain documents filed with, or furnished to, the SEC by GW or by Jazz; have been qualified by confidential disclosures made to GW or Jazz and Bidco, as applicable, in connection with the Transaction Agreement; are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors; were made only as of February 3, 2021 or such other date as is specified in the Transaction Agreement; and have been included in the Transaction Agreement for the purpose of allocating risk between GW, on the one hand, and Jazz and Bidco, on the other hand, rather than establishing matters as facts.

The Transaction Agreement contains substantially reciprocal representations and warranties of GW, on one hand, and Jazz and Bidco, on the other hand, regarding, among other things:

•	corporate existence and power;

•	authority relative to the execution, delivery and performance of the Transaction Agreement, and the enforceability of the Transaction Agreement;

•

absence of conflicts with, or violations of, organizational documents and other agreements or obligations in connection with the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and required governmental filings and consents;

•	capital structure;

•	SEC filings and financial statements contained in those filings;

•

absence of certain changes and events that would have had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below) from September 30, 2020;

•	the absence of certain material litigation, claims and actions;

•	compliance with applicable laws since January 1, 2019; and

•	broker’s, finder’s, financial advisor’s or similar fees payable in connection with the Transaction.

In addition, GW has further made representations and warranties regarding, among other things:

•	corporate existence and power of its subsidiaries;

•	absence of undisclosed liabilities and off-balance-sheet arrangements;

•	conduct of business in the ordinary course of business from September 30, 2020 through February 3, 2021;

•	compliance with applicable permits since January 1, 2019;

•

certain regulatory matters relating to the products, product candidates and businesses of GW and its subsidiaries, including compliance with the U.S. Food, Drug and Cosmetic Act of 1938, as amended, other U.S. and foreign healthcare laws applicable to GW and its subsidiaries and the Controlled Substances Act and other U.S. and foreign controlled substance laws applicable to GW and its subsidiaries;

•	material contracts;

•	tax matters;

•	employee compensation and benefits matters;

•	labor matters;

•	intellectual property, data privacy and information security matters;

•	owned and leased real property;

•	environmental matters;

•	compliance with anti-bribery, anti-corruption and anti-money laundering laws;

•	insurance policies;

•	absence of certain affiliate transactions;

•	the inapplicability of anti-takeover laws and regulations to the Transaction; and

•	opinions from GW’s financial advisors.

In addition, Jazz and Bidco have further made representations and warranties regarding, among other things:

•	accuracy of information supplied or to be supplied for use in this proxy statement;

•	Jazz’s debt financing commitments and sufficiency of funds to fund Bidco Group’s closing date cash requirements; and

•	the solvency of Jazz and its subsidiaries immediately following the effective time.

A “Material Adverse Effect” with respect to GW and its subsidiaries is defined in the Transaction Agreement to mean any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on the business, operations or financial condition of GW and its subsidiaries, taken as a whole, excluding any such event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of or relating to any of the following:

•	any changes in general U.S. or global economic conditions or other general business, financial or market conditions,

•	any changes in conditions generally affecting the industry in which GW or any of its subsidiaries operate,

•	fluctuations in the value of any currency,

•

any decline, in and of itself, in the market price or trading volume of GW ADSs (except that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition may be taken into account),

•	regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the U.S. or any foreign country,

•

any failure, in and of itself, by GW or any of its subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (except that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition may be taken into account),

•

the execution and delivery of the Transaction Agreement, the public announcement or the pendency of the Transaction Agreement or the pendency or completion of the transactions contemplated by the Transaction Agreement, the taking of any action required by the Transaction Agreement (other than, to the extent not excluded by another clause of the definition, GW’s compliance with its covenants regarding the conduct of business by GW prior to the effective time, except to the extent that Bidco has unreasonably withheld consent sought by GW under such covenant), or the identity of, or any facts or circumstances relating to, Jazz or any of its subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of GW or any of its subsidiaries with governmental authorities, customers, suppliers, partners, officers, employees or other material business relations (except that such factors may be taken into account with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of the Transaction Agreement or the completion of the Transaction),

•

any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any applicable law of or by any governmental authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations,

•	any changes or prospective changes in generally accepted accounting principles in the U.S. (or authoritative interpretations thereof),

•	geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing,

•

any epidemic, pandemic (including COVID-19), any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing),

•

any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to the Transaction Agreement or the Transaction, or

•

with respect to any GW product or product candidate other than Epidiolex, (A) any rejection or refusal of, any request to refile or any delay in obtaining or making any regulatory application or filing,

(B) any pre-clinical or clinical studies, tests or results or announcements thereof, (C) any decision or action by any governmental authority (or other payor) with respect to pricing and/or reimbursement, (D) any delay, hold or termination of any clinical trial or any planned application for marketing approval or (E) any increased incidence or severity of any previously identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse effects, adverse events or safety observations (other than with respect to GW products that have received marketing approval) (except that effects and events that result in a broad based product recall of, or withdrawal from the market of, any GW product may be taken into account notwithstanding this clause).

However, the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of the definition) to the extent that the impact on GW and its subsidiaries, taken as a whole, is disproportionately adverse relative to the impact of such matters on companies operating in the industry in which GW and its subsidiaries operate, and then solely to the extent of such disproportionality.

A “Material Adverse Effect” with respect to Jazz is substantially similar to the definition of a Material Adverse Effect with respect to GW except that both a material adverse effect on the business, operations or financial condition of Jazz and its subsidiaries, taken as a whole, and a material adverse effect on the aggregate transaction deliverables to be received by GW’s shareholders is required in order for a Material Adverse Effect with respect to Jazz to have occurred.

Covenants Regarding Conduct of Business by GW Pending the Effective Time

Interim operating covenants

GW has agreed to certain restrictions on the conduct of its business between February 3, 2021 and the effective time which apply unless Jazz consents in writing (which consent may not be unreasonably withheld, conditioned or delayed) or unless the relevant action or inaction is required by applicable law or was otherwise required or expressly contemplated by the Transaction Agreement, as described more specifically in the next two paragraphs.

GW agreed to use commercially reasonable efforts to conduct its business in the ordinary course in all material respects and to preserve intact its business organization and business relationships, except that it will not be prohibited from taking commercially reasonable actions in respect to actual or anticipated effects of COVID-19 or measures adopted by government authorities in response thereto, subject to reasonable advance consultation with Bidco if reasonably practicable.

GW agreed that it will not, and will cause its subsidiaries not to, subject to certain exceptions, among other things, do the following:

•	adopt or propose any change to its certificate of incorporation, articles of association or other organizational or constitutional documents or the Deposit Agreement;

•

acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division, or otherwise engage in any consolidations or business combinations, except for (A) transactions solely between GW and a wholly owned subsidiary of GW or solely between wholly owned subsidiaries of GW or (B) transactions involving an amount up to $10 million cash consideration (including any “earnout”, deferred or contingent payments) in the aggregate for all such transactions, in each case, that does not involve any potential issuance of any equity securities of GW or any of its subsidiaries (including any GW ADS);

•

authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other equity securities (including any GW ADS) or enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to any of its shares or other equity securities (in each case, subject to exceptions);

•

split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other equity securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other equity securities, or issue or authorize the issuance of any of its share capital or other equity securities (including any GW ADS) in GW or any subsidiary of GW, in each case, subject to certain exceptions, including (x) the acceptance of GW ordinary shares or GW ADSs as payment of the exercise price of Share Options or for withholding taxes in respect of Share Options, (y) certain intercompany transactions and (z) certain actions under the Deposit Agreement;

•	amend any term or alter any rights of any of the outstanding GW ordinary shares or other equity securities of GW;

•

issue, deliver, grant, sell, pledge, dispose of, charge, mortgage or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition, charging, mortgaging or encumbrance of, any shares, voting securities or other equity securities (including any GW ADS) in GW or any subsidiary of GW or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Share Option under any existing GW stock plan (except as otherwise provided by the terms of any GW employee plan), other than (A) issuances or grants of GW ordinary shares, GW ADSs or other securities as required pursuant to equity awards or obligations under GW employee plans outstanding on February 3, 2021 in accordance with the terms of the applicable GW employee plan in effect on February 3, 2021 or granted after February 3, 2021 and not in violation of the Transaction Agreement, (B) sales of GW ordinary shares or GW ADSs pursuant to the exercise of Share Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Share Options in order to satisfy tax withholding obligations, (C) certain intercompany transactions or (D) certain actions under the Deposit Agreement;

•

except as required by any GW benefit plan as in existence as of or established after February 3, 2021 not in contravention of the provisions of the Transaction Agreement, (A) increase the compensation or benefits payable or to become payable to any of its directors, executive officers or employees, (B) grant or pay or commit to grant or pay to any of its directors, executive officers or employees any bonuses, incentive compensation, retention awards or increases in severance or termination pay, (C) establish, adopt, enter into, amend in any material respect or terminate any collective bargaining agreement or material GW benefit plan, (D) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any GW benefit plan, (E) terminate the employment of any director or employee at the level of Senior Vice President or above, in each case, of GW or any of its subsidiaries (a “senior employee”), other than for cause (as defined in the GW stock plans), (F) hire or promote any new senior employees other than to replace any departed employee, provided that such hired or promoted employee is provided with compensation terms that are substantially similar to the terms of the departed employee’s employment with GW immediately prior his or her departure, (G) provide any funding for any rabbi trust or similar arrangement, (H) enter into a contract or relationship with a professional employer organization, or (I) form or otherwise establish any employing entity in any country that does not currently have an employing entity;

•

liquidate, wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization, or adopt any plan or resolution, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant subsidiaries of GW;

•

make any loans, advances or capital contributions to, or investments in, any other person, except for (A) certain intercompany transactions, (B) advances for reimbursable employee expenses in the ordinary course of business consistent with past practice, (C) the extension of trade credit in the ordinary course of business consistent with past practice or (D) loans, advances, capital contributions or investments in entities not listed on a national securities exchange of up to $5 million cash consideration in the aggregate (so long as the loans, advances, capital contributions or investments are non-controlling minority interests of less than 10% of the total outstanding share capital of such entity and do not involve any board seat or other indicia of control);

•

sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any lien (other than permitted liens), any of its material properties, rights or assets (including shares in the capital of GW or its subsidiaries), except (A) dispositions of obsolete or worthless equipment in the ordinary course of business consistent with past practice, (B) non-exclusive licenses of GW intellectual property or GW products or product candidates entered into in the ordinary course of business, (C) certain intercompany transactions and (D) sales of GW products in the ordinary course of business;

•

enter into or become bound by, or amend, modify, terminate or waive any contract related to the acquisition or disposition or grant of any license with respect to material intellectual property rights, other than amendments, modifications, terminations or waivers in the ordinary course of business consistent with past practice, or otherwise encumber any material GW intellectual property (including by the granting of any covenants, including any covenant not to sue or covenant not to assert), other than (A) non-exclusive licenses of (x) GW intellectual property (other than patents on a stand-alone basis) or (y) GW products or product candidates, in each case entered into in the ordinary course of business consistent with past practice and (B) distribution rights for GW products or product candidates made or entered into in the ordinary course of business;

•

other than for contracts implementing transactions GW is otherwise permitted to enter into under the other clauses of the covenant, (A) enter into any contract that would be a specified material contract (as defined in the Transaction Agreement), or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the contract term in accordance with the terms of the contract) any such specified material contract, or waive, release or assign any material rights or claims thereunder or (B) except as would not be adverse to GW or any of its subsidiaries in any material respect with respect to the contract or in the ordinary course of business consistent with past practice, enter into any material contract that is not a specified material contract, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the contract term in accordance with the terms of the contract) any material contract that is not a specified material contract, or waive, release or assign any material rights or claims thereunder;

•

make any capital expenditures, enter into agreements or arrangements providing for expenditures or otherwise commit to do so except in amounts not to exceed 120% of GW’s capital budget provided to Jazz prior to signing the Transaction Agreement in the aggregate or in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident;

•

waive, release, assign, compromise or settle any proceeding, other than the compromise or settlement of any proceeding that is not brought by a governmental authority and that: (A) is for an amount not to exceed, for any such compromise or settlement individually, $1 million, or in the aggregate, $3 million, (B) does not impose any injunctive relief on GW or its subsidiaries (other than customary confidentiality and de minimis contractual obligations that are incidental to an award of monetary damages) and does not involve the admission of wrongdoing by GW, any subsidiary of GW or any of their respective officers or directors and (C) does not provide for the license of any material intellectual property rights or the termination or modification or amendment of any license of material GW intellectual property;

•

make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or applicable law;

•

make, change or revoke any material tax election, adopt or change any tax accounting period or material method of tax accounting, amend any material tax return, file a claim for a refund of a material amount of taxes, file any material tax return that is materially inconsistent with a previously filed tax return of the same type for a prior taxable period, settle or compromise any material liability for taxes or any tax proceeding relating to a material amount of Taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any taxing authority, surrender any right to claim a material refund of taxes, assume any liability for a material amount of taxes of any other person by contract (other than ordinary course commercial agreements that are not primarily related to taxes), change its jurisdiction of tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes;

•

incur, assume, guarantee, endorse or otherwise become liable for or modify in any material respects the terms of any indebtedness or any derivative financial instruments or arrangements or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities, except for (A) intercompany debt, (B) currency derivatives in the ordinary course of business consistent with past practice not for speculative purposes and (C) the incurrence of indebtedness in the ordinary course of business in an amount at any time outstanding not to exceed $5 million in the aggregate;

•

redeem, repurchase, defease or prepay any indebtedness for borrowed money or any derivative financial instruments or arrangements, except (A) at maturity, (B) the termination and settlement of currency derivatives and (C) intercompany debt;

•

enter into any transactions or contracts with any affiliate or other person that would be required to be disclosed by GW under Item 404 of Regulation S-K of the SEC other than any actions permitted by the clauses of the covenant applicable to employee compensation and employee equity awards;

•

other than in the ordinary course of business consistent with past practice, (A) acquire or agree to acquire any real property or enter into any lease or sublease of real property, (B) sell, assign, dispose of, surrender or exercise any right to terminate any lease or sublease of real property, (C) materially modify or amend or exercise any right to renew any lease, or waive any material term or condition thereof or grant any material consents thereunder, in each case, except as would not be adverse to GW or its subsidiaries in any material respect, or (D) grant or otherwise create or consent to the creation of any material easement, covenant, restriction, assessment or charge affecting any real property leased by GW or any subsidiary of GW, or any interest therein (other than a permitted lien);

•	adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to Jazz or any of its subsidiaries; or

•	agree or authorize, in writing or otherwise, to take any of the foregoing actions.

Jazz and Bidco also agreed to certain restrictions on the conduct of their businesses between February 3, 2021 and the effective time which apply unless GW consents in writing or the relevant action or inaction is required by applicable law or was otherwise required or expressly contemplated by the Transaction Agreement, Jazz and Bidco will not, subject to certain exceptions, take the following actions:

•

adopt or propose any change to Jazz’s organizational documents that would materially and adversely impact the rights of the holders of Jazz ordinary shares or would prevent, materially delay or materially impair the ability of Jazz and Bidco to perform their obligations under the Transaction Agreement or to complete the Transaction;

•	split, combine, consolidate, subdivide, reduce, reclassify or redesignate any shares or other equity securities of Jazz;

•	authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other equity securities, other than with respect to Jazz’s outstanding exchangeable notes;

•

redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other equity securities, other than (A) the acceptance of Jazz’s ordinary shares as payment of the exercise price of options or equity awards and/or the payment of withholding taxes upon exercise or settlement of any such options or awards under Jazz employee stock plans outstanding on February 3, 2021 or granted after that date not in violation of the Transaction Agreement and (y) with respect to Jazz’s outstanding exchangeable notes;

•

liquidate, wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization, or adopt any plan or resolution, in each case, with respect to Jazz; or

•

agree or authorize, in writing or otherwise, to take any of the foregoing actions (but only if such actions would be taken or would be publicly announced or otherwise made publicly known prior to the closing).

Restrictions on certain strategic transactions

GW and Jazz each will not, and will cause their respective affiliates not to, acquire, lease or license or otherwise enter into a transaction with any business that has one or more products, whether marketed or in development, that compete, or if commercialized would compete, with one or more products or product candidates of the other party, if doing so would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying the antitrust law-related closing conditions, (ii) materially increase the risk of any governmental authority entering an order prohibiting or enjoining the completion of the Transaction or (iii) otherwise prevent or materially delay the completion of the Transaction.

Efforts to Complete the Transaction

GW and Jazz have each agreed to use reasonable best efforts to take all actions and to do all things necessary, proper or advisable under applicable law to complete the Transaction as promptly as reasonably practicable, including (i) (A) preparing and filing all documentation to effect all filings as are necessary, proper or advisable to complete the Transaction, (B) obtaining and maintaining all consents from any governmental authority or other third party that are necessary, proper or advisable to complete the Transaction and comply with the terms and conditions of each such consent and (C) cooperating with the other parties to the Transaction Agreement in their efforts to comply with their obligations under the Transaction Agreement and (ii) using reasonable best efforts to (A) defend any legal proceeding brought by any governmental authority or third party challenging the Transaction Agreement or seeking to enjoin, restrain, prevent, prohibit or make illegal completion of the Transaction and (B) contest any order that enjoins, restrains, prevents, prohibits or makes illegal completion of the Transaction. These obligations do not apply to the filings with or the consents of the Court to implement the Scheme of Arrangement.

In furtherance of the above obligations, Jazz and Bidco have agreed to take any and all actions necessary, proper or advisable to cause the expiration or termination of any waiting periods under the HSR Act or any foreign antitrust law applicable to the Transaction, and the receipt of all consents under applicable foreign antitrust laws in respect of the Transaction, and to eliminate each and every impediment under any antitrust law that is asserted by any governmental authority and permit and cause the satisfaction of the closing conditions relating to antitrust laws (and other applicable law and orders from governmental authorities that would prevent or prohibit the completion of the Transaction) as promptly as reasonably practicable and in any event by the end date (as defined below), including proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, (i) the sale, license, assignment, transfer, divestiture, holding separate or other disposition of any assets, business or portion of business of GW, Jazz or any of their subsidiaries (other than Epidiolex) or (ii) any conduct of business restrictions on GW, Jazz or any of their subsidiaries (other than Epidiolex).

Notwithstanding the above, neither Jazz nor Bidco nor any of their respective affiliates will be required to, and GW will not, and will cause its subsidiaries not to, without the prior written consent of Jazz, become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement or order relating to (i) Jazz or any of its subsidiaries or any of their respective assets or businesses that would, individually or in the aggregate, have a material adverse effect on Jazz and its subsidiaries (without giving effect to the Transaction), taken as a whole, (ii) GW or any of its subsidiaries or any of their respective assets or businesses that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on GW and its subsidiaries, taken as a whole, or (iii) Epidiolex. In no event will Jazz, GW or any of their respective subsidiaries be required to effect any such requirement, condition, limitation, understanding, agreement or order that is not conditioned upon the completion of the Transaction.

Efforts to Implement the Scheme of Arrangement

In order to implement the Scheme of Arrangement, GW has agreed to, among other matters:

•	cooperate with Jazz in the preparation of this proxy statement;

•	cooperate with Jazz in the preparation of any documents to be submitted to the Court in connection with the Scheme of Arrangement; and

•	make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement as promptly as reasonably practicable.

GW will also otherwise generally use reasonable best efforts to cooperate fully and in good faith, and cause its subsidiaries representatives cooperate in good faith, with Jazz and its representatives in preparing the documentation for the Shareholder Meetings and Court hearings, convening and holding the Shareholder Meetings and obtaining the sanction of the Court, and Jazz and Bidco are subject to a similar reciprocal obligation.

GW has agreed to hold the Court Meeting and General Meeting as soon as reasonably practicable after February 3, 2021 (and to use commercially reasonable efforts to hold such meetings no later than 40 calendar days after the mailing of this proxy statement) and, unless the GW Board has effected a GW adverse recommendation change, to use its reasonable best efforts to obtain GW shareholder approval for the Scheme Proposal and the Scheme Implementation Proposal (the “required GW shareholder approvals”).

Notwithstanding the foregoing obligations, and except as required by applicable law or the Court, GW may, without the consent of Bidco, adjourn or postpone the Court Meeting and/or the General Meeting:

•

in the case of adjournment, if requested by the GW shareholders (on a poll) to do so, so long as that the adjournment resolution was not proposed, procured or instigated by or on behalf of GW or any of its representatives;

•

if necessary to ensure that any required (or, if determined by the GW Board acting reasonably and in good faith after consulting with outside counsel and having first consulted with Bidco, advisable) supplement or amendment to this proxy statement is provided to the GW shareholders or to permit dissemination of information which is material to the GW shareholders voting at the Shareholder Meetings, with such postponement or adjournment to extend for no longer than the period that the GW Board determines in good faith (after consulting with outside counsel) is reasonably necessary or (having first consulted with Bidco) advisable for GW shareholders to evaluate such disclosure or information (except that no such postponement or adjournment under this clause may be to a date that is after the 10th business day after the date of such disclosure or dissemination unless required by applicable law);

•	if, as of the time for which the Court Meeting or the General Meeting is scheduled, there are insufficient GW ordinary shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Court Meeting or the General Meeting, but only until a meeting can be held at which there are a sufficient number of GW ordinary shares represented to constitute a quorum; or

•

to solicit additional proxies for the purpose of obtaining the required GW shareholder approvals, but only until a meeting can be held at which there are sufficient number of votes of the GW shareholders to obtain the relevant approval.

No postponement or adjournment pursuant to the last two bullets above may be for a period of more than 10 business days on any single occasion or, on any occasion, to a date after the earlier of (x) 30 business days after the date on which the Court Meeting or the General Meeting was originally scheduled, as applicable, and (y) 15  business days before the end date.

No Solicitation; Change in Board Recommendation

GW has agreed that until the earlier of the effective time and the valid termination of the Transaction Agreement, it will not, and will cause its subsidiaries and its and its subsidiaries’ respective representatives not to, subject to certain exceptions, directly or indirectly:

i.

solicit, initiate, participate in, knowingly facilitate, knowingly assist or knowingly encourage any inquiries regarding, or the making or submission of, any acquisition proposal (as defined below) or any inquiry, indication of interest, proposal, offer or request that would reasonably be expected to lead to an acquisition proposal;

ii.

(A) enter into, continue or participate in any discussions or negotiations in respect of any acquisition proposal or any such inquiry, indication of interest, proposal, offer or request or (B) furnish to any third party any information in connection with any of the foregoing;

iii.

enter into or adopt any letter of intent, heads of terms, memorandum of understanding or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an acquisition proposal other than an acceptable confidentiality agreement referred to below;

iv.	recommend or approve or publicly propose to recommend, adopt or approve any acquisition proposal;

v.

withdraw, or qualify, amend or modify in a manner adverse to Bidco or Jazz (or publicly propose to do any of the foregoing), the recommendation of the GW Board in favor of the approval of the Scheme Proposal at the Court Meeting and the Scheme Implementation Proposal at the General Meeting (the “GW Board recommendation”), or resolve or agree to take any such action;

vi.	fail to include GW Board recommendation in the proxy statement;

vii.

take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any acquisition proposal; or

viii.	resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi)), a “GW adverse recommendation change”).

An “acquisition proposal” means any indication of interest, proposal or offer from any person or group, other than Jazz or any of its subsidiaries, relating to any:

•

direct or indirect acquisition of assets of GW or any of its subsidiaries (including securities of subsidiaries) equal to 20% or more of the consolidated assets of GW and its subsidiaries, taken as a whole, or to which 20% or more of the revenues or earnings of GW and its subsidiaries, taken as a whole, on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available;

•	direct or indirect acquisition of 20% or more of the outstanding voting or equity securities of GW, including GW ADSs (whether by voting power or number of shares);

•

takeover offer, tender offer or exchange offer that, if completed, would result in such person or group beneficially owning 20% or more of the outstanding voting or equity securities of GW, including GW ADSs (whether by voting power or number of shares); or

•

merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions involving GW or any of its subsidiaries pursuant to which persons other than the shareholders of GW immediately preceding such transaction would hold 20% or more of the voting or equity securities in GW (including GW ADSs) or, as applicable, in such surviving, resulting or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).

The foregoing notwithstanding, if at any time prior to the receipt of the required GW shareholder approvals, the GW Board receives a bona fide written acquisition proposal made after February 3, 2021 that has not resulted from a willful breach of the obligations described in this section (the “non-solicitation covenant”), the GW Board may, if it determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal is or would reasonably be expected to lead to a superior proposal (as defined below) and that the failure to take such action would be inconsistent with its fiduciary duties under applicable law:

•	engage in negotiations or discussions with such third party and its representatives and financing sources; and

•

furnish to such third party and its representatives and financing sources information relating to GW or any of its subsidiaries pursuant to an acceptable confidentiality agreement, a copy of which will be provided to Bidco promptly after its execution, so long as all such non-public information is provided or made available to Bidco substantially concurrently with the time it is provided or made available to such third party.

A “superior proposal” means any bona fide, written acquisition proposal made after February 3, 2021, by any person or group (with all references to “20%” in the definition of acquisition proposal being deemed to be references to “50%”) on terms that the GW Board determines in good faith, after consultation with its financial advisors and outside legal counsel, and taking into account all the terms and conditions of the acquisition proposal that the GW Board considers to be appropriate (including the identity of the person or group making the acquisition proposal and the expected timing and likelihood of consummation, conditions to consummation and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms and conditionality of any committed financing)), is more favorable from a financial point of view to GW’s shareholders than the Transaction, and is reasonably capable of being completed on the terms proposed.

The Transaction Agreement requires that GW will notify Bidco as promptly as practicable (but in no event later than 24 hours) after receipt by GW or its subsidiaries or to GW’s knowledge, its representatives, of any acquisition proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to any acquisition proposal or any request for information relating to GW or any of its subsidiaries in connection with any of the foregoing, which notice will be provided in writing and will identify the person(s) making, and the material terms and conditions of, any such acquisition proposal, inquiry, indication of interest, proposal offer or request. GW will thereafter (i) keep Bidco reasonably informed, on a reasonably current basis, of any material developments or changes in the status and details of any such acquisition proposal, inquiry, indication of interest, proposal, offer or request and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to Bidco unredacted copies of any written materials relating to the financial terms or other material terms and conditions of such acquisition proposal, inquiry, indication of interest, proposal, offer or request.

At any time prior to the receipt of the required GW shareholder approvals, if the GW Board receives a bona fide written acquisition proposal made after February 3, 2021 that has not resulted from a willful breach of the non-solicitation covenant and the GW Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal constitutes a superior proposal and that the failure to take such action in response to such superior proposal would be inconsistent with its fiduciary duties under applicable law, the GW Board may, subject to compliance with its obligations under the non-solicitation covenant, (i) make a GW adverse recommendation change or (ii) terminate the Transaction Agreement in order to enter into a definitive agreement providing for such superior proposal as described in “—Termination” below, except that (A) GW will first notify Bidco and Jazz in writing at least four business days before taking such action that GW intends to take such action, which notice will include an unredacted copy of such proposal and a copy of any financing commitments relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the person(s) making any such acquisition proposal), (B) GW and its representatives will negotiate in good faith with Bidco, Jazz and their representatives during such four business day notice period, if Bidco and Jazz wish to negotiate and make themselves reasonably available to do so, to enable Bidco and Jazz to propose revisions to the terms of the Transaction Agreement, (C) upon the end of such notice period, the GW Board will have considered in good faith any revisions to the terms of the Transaction Agreement committed to in a binding written proposal by Bidco and Jazz, and will have determined in good faith, after consultation with its financial advisors and outside legal counsel, that such superior proposal would nevertheless continue to constitute a superior proposal and that the failure to take such action in response to such superior proposal would continue to be inconsistent with its fiduciary duties under applicable law and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such superior proposal, GW will, in each case, deliver to Bidco and Jazz an additional notice and a new notice period consistent with the foregoing will commence each time, except each such notice period will be two business days (instead of four business days).

Notwithstanding the foregoing restrictions, at any time prior to the receipt of the required GW shareholder approvals, the GW Board may make a GW adverse recommendation change of the type described in the above clauses (v), (vi) or, if related to the foregoing, clause (viii) in response to an intervening event (as defined below) if the GW Board determines in good faith, after consultation with its financial advisors and outside legal counsel that the failure to make such GW adverse recommendation change would be inconsistent with its fiduciary duties under applicable law.

Prior to making a GW adverse recommendation change in response to an intervening event GW will:

•

first notify Bidco and Jazz in writing at least four business days before taking such action that GW intends to take such action, which notice will include a reasonably detailed description of such intervening event;

•

together with its representatives, negotiate in good faith with Bidco, Jazz and their representatives during such four business day period, if Bidco and Jazz wish to negotiate and make themselves reasonably available to do so, to enable Bidco and Jazz to propose revisions to the terms of the Transaction Agreement;

•

together with its representatives, provide to Bidco, Jazz and their representatives all applicable information with respect to such intervening event reasonably requested by Bidco and/or Jazz to permit it to propose revisions to the terms of the Transaction Agreement; and

•

at the end of the notice period, have the GW Board consider in good faith any such revisions to the terms of the Transaction Agreement committed to in a binding written proposal by Bidco and Jazz, and will have determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to make such GW adverse recommendation change in response to such intervening event would continue to be inconsistent with its fiduciary duties under applicable law.

An “intervening event” means any event, change, development or occurrence that is material to GW and its subsidiaries (taken as a whole) that (i) was not known or reasonably foreseeable to the GW Board as of or prior to February 3, 2021 and (ii) does not relate to or involve (A) any acquisition proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof or (B) any event, change, development or occurrence relating to or concerning Jazz or any of its affiliates.

Financing of the Transaction

Marketing Period

Under the Transaction Agreement, GW has agreed to provide Jazz with a specified period of time to market the debt financing. Jazz is not required to close the Transaction prior to the completion of the marketing period. The “marketing period” is the first period of 15 consecutive business days after February 3, 2021 throughout and at the end of which:

•	Jazz will have all required information under the Transaction Agreement; and

•

the conditions to Jazz’s obligations to consummate the Transaction under the Transaction Agreement are satisfied (other than the Court’s sanction of the Scheme of Arrangement, the required listing on Nasdaq of Jazz ordinary shares to be delivered to GW shareholders pursuant to the Transaction Agreement, the required GW shareholder approvals and the conditions that by their nature are to be satisfied at the closing, but subject to those conditions being able to be satisfied or having been waived).

The marketing period will end earlier if the debt financing is funded in an amount at least equal to Bidco Group’s closing date cash requirements.

Notwithstanding the foregoing, the completion of the marketing period is subject to the following additional limitations:

•	the marketing period will in no event begin on a date more than 10 business days prior to the date of the Court Meeting and General Meeting;

•	the marketing period will not be deemed to have begun:

•	if the most recent audit opinion for GW’s financial statements is withdrawn, until a new unqualified audit opinion is issued;

•	if GW publicly announces a restatement or possible restatement of any historical financial statements, until the restatement is completed or GW publicly announces such restatement is not required;

•	if any required information is not compliant under the Transaction Agreement, until such information is compliant;

•

during a period in which GW is engaged in discussions with a third party regarding an acquisition proposal as permitted under the Transaction Agreement, until such discussions are terminated, the GW Board rejects the acquisition proposal or the acquisition proposal is withdrawn without qualification, and GW has reconfirmed the GW Board recommendation; or

•	if a GW adverse recommendation change has occurred, until the receipt of the required GW shareholder approvals;

•	May 31, 2021, July 2, 2021, November 24, 2021 and November 26, 2021 will not constitute business days for purposes of calculating the 15 consecutive business day marketing period; and

•

If the marketing period is not completed on or prior to (i) August 13, 2021, then it will not commence until September 7, 2021 and (ii) December 17, 2021, then it will not commence until January 3, 2022.

Financing Efforts

The Transaction Agreement provides that, subject to the terms and conditions thereof, Jazz will (and will cause its subsidiaries to) use reasonable best efforts to obtain the debt financing on the terms and subject to the conditions contained in the debt commitment letter, or other third-party debt financing, in an amount sufficient, together with cash and other funds available to Jazz and its subsidiaries, to fund Bidco Group’s closing date cash requirements. Furthermore, Jazz will (and will cause its subsidiaries to) use reasonable best efforts to:

•	maintain in effect the debt commitment letter;

•	negotiate and enter into definitive agreements with respect to the debt financing consistent with the debt commitment letter;

•	satisfy on a timely basis (taking into account the timing of the marketing period) all conditions under its control in the debt commitment letter and the definitive agreements related thereto;

•	comply with its obligations under the debt commitment letter; and

•

complete the committed debt financing at or prior to the closing date (including drawing on any interim or bridge financing under the debt commitment letter on the closing date to the extent necessary).

Prior to the closing, GW has agreed to (and to cause its subsidiaries to) use reasonable best efforts to provide all cooperation reasonably requested by Jazz or any subsidiary of Jazz, as more fully set forth in the Transaction Agreement, to assist Jazz in arranging, obtaining or syndicating the debt financing (or any financing intended to replace or refinance the debt financing under the commitment letter in accordance with the Transaction Agreement) or other third-party debt financing of Jazz or any wholly owned subsidiary of Jazz, the proceeds of which are intended to be used to complete the Transaction.

Except in certain circumstances, Jazz may not, without the prior written consent of GW, (i) amend or modify, or waive any provision under, or replace the debt commitment letter, any fee letter or any related definitive agreement if such amendment, modification, waiver or replacement (A) adds new (or adversely modifies any existing) conditions to the consummation of the debt financing and the funding of the debt financing that would reasonably be expected to prevent, impede or delay (taking into account the timing of the marketing period) the completion of the Transaction, (B) reduces the amount of the debt financing available to Jazz on the closing to an amount less than Bidco Group’s closing date cash requirements, (C) adversely affects the ability of Jazz to enforce its rights against other parties to the debt commitment letter or the related definitive agreements as so amended, modified, waived or replaced, relative to such ability under the debt commitment letter as in effect on February 3, 2021 or in the related definitive agreements with respect to the committed debt financing or (D) would reasonably be expected to prevent, impede, delay (taking into account the timing of the marketing period) the completion of the Transaction or (ii) terminate the debt commitment letter except in connection with the receipt or arrangement of alternative financing.

In the event that Jazz obtains knowledge that any portion of the debt financing has become, or is reasonably expected to become, unavailable, Jazz will promptly notify GW and use its reasonable best efforts to obtain as promptly as practicable (taking into account the timing of the marketing period) alternative debt financing in an amount sufficient, when taken together with any cash or other sources of available funds of Jazz, to enable Bidco to pay Bidco Group’s closing date cash requirements on substantially equivalent or more favorable terms from the same or other sources and with terms and conditions that would not reasonably be expected to materially delay or prevent or make materially less likely to occur the funding of the debt financing on, or materially delay the occurrence of, the closing.

The receipt and availability of any funds or financing is not a condition to the closing nor is it a condition to the closing for Jazz (and, indirectly, Bidco) to obtain all or any portion of the committed debt financing or any other financing.

Indemnification

Bidco and Jazz have agreed, to the extent permitted under applicable law, that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the effective time existing as of February 3, 2021, in favor of the current or former directors or officers of GW and its subsidiaries as provided for in their respective articles of association, organizational documents or in any agreement or deed of indemnity will survive the Transaction and continue in accordance with their terms and Bidco and Jazz further agreed, for a period of six years after the effective time, to cause GW and its subsidiaries to maintain in effect, and not amend, repeal or otherwise modify in an adverse manner, any exculpation, indemnification and advancement of expenses provisions of the organizational documents of GW and its subsidiaries in effect as at February 3, 2021 or in any indemnification agreements of GW or its subsidiaries with any of their respective current or former directors or officers in effect as at February 3, 2021.

Bidco and Jazz have agreed to indemnify each current or former director or officer of GW or any of its subsidiaries or each person who has served as a manager, director, officer, member, trustee or fiduciary of another entity if such service was at the request or for the benefit of GW or any of its subsidiaries, in each case, to the extent permitted by law, against any losses in connection with any actual or threatened proceeding, arising out of, relating to or in connection with any action or omission by them in their capacities as such occurring or alleged to have occurred at or before the effective time.

For a period of six years after the effective time, Bidco will cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of February 3, 2021 by GW and its subsidiaries, except that Bidco will not be required to pay annual premiums in excess of 300% of the last annual premium paid by GW prior to February 3, 2021 in respect of these coverages (the “maximum amount”) and if the quoted premium exceeds the maximum amount Bidco will be required to purchase as much coverage as reasonably practicable for the maximum amount. Alternatively, if GW or Bidco elects, then GW or Bidco, as applicable, may, prior to the effective time, purchase a six-year prepaid “tail policy” providing insurance coverage, benefits and terms no less favorable to the indemnified parties than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to acts or omissions occurring or alleged to have occurred prior to the effective time, except that in no event will the cost of such policy exceed the maximum amount and if the quoted premium for the “tail policy” exceeds the maximum amount Bidco will be required to purchase as much coverage as reasonably practicable for the maximum amount.

These provisions will survive any merger, consolidation, asset transfer or dissolution of or involving Jazz, Bidco, GW or their respective successors or assigns.

Employee Benefits Matters

From the closing date of the Transaction through December 31, 2022 (the “benefits continuation period”), Jazz will cause GW to provide, to each individual who is employed by GW and its subsidiaries immediately prior to the effective time, while such individual continues to be employed by GW, Jazz or any of Jazz’s subsidiaries (including subsidiaries of GW) during the benefits continuation period (collectively, the “affected employees”): (i) an annual base salary or wage rate that is not less than the annual base salary or wage rate provided to such affected employee immediately prior to the effective time, (ii) for any affected employee who prior to the effective time participated in a 2021 GW bonus plan, an annual target cash bonus opportunity that is no less favorable than was provided to such affected employee immediately prior to the effective time (with such opportunity to be granted pursuant to the applicable Jazz annual bonus plan), (iii) to the extent an affected employee is eligible for a long-term incentive award under Jazz’s long-term incentive program (such eligibility determination to be the same as that applied to similarly situated employees of Jazz and its affiliates), a target grant date value long-term incentive opportunity that is no less favorable than was provided to such affected employee immediately prior to the effective time (such target grant date value, the “GW LTIP value”), provided that, with respect to any affected employee who is not so eligible, Jazz will provide, or cause GW to provide, each such affected employee an equity or cash-based award or cash compensation adjustment equal to the GW LTIP value applicable to such employee, and (iv) other compensation and employee benefits (excluding severance benefits, which are addressed in the following sentence) that are no less favorable in the aggregate to such compensation and employee benefits (including retirement, employee health, AD&D and life insurance benefits) that are at such time(s) provided to similarly situated employees of Jazz or its affiliates (provided that such benefits in the United Kingdom will include participation in a private medical insurance scheme comparable to that provided by GW prior to the effective time), which obligation may be satisfied with respect to any particular compensation or benefit through the maintenance of a GW benefit plan that provides such compensation or benefits (e.g., commission plans).

In addition, during the 24 months following the effective time, Jazz will or will cause any of Jazz’s subsidiaries to honor the terms of GW Severance Plans (as defined in “The Transaction—Interests of GW’s Non-Employee Directors and Executive Officers in the Transaction” on page 87 of this proxy statement), generally, to the extent any affected employee experiences a termination of employment under circumstances that would give such employee the right to receive severance benefits under the applicable severance plan (a “qualifying termination”). In the event the effective time occurs before the date annual bonuses for the 2021 fiscal year are paid under any GW annual cash incentive compensation plan identified in confidential disclosures made to Jazz and Bidco, Jazz will, or will cause GW to, (i) pay annual bonuses for 2021 fiscal year to each affected employee who participated in such 2021 annual bonus plan immediately prior to the effective time in an amount equal to the sum of (A) a prorated portion of the affected employee’s target bonus as established under such GW annual cash incentive compensation plan for the 2021 fiscal year, with any such proration based on the number of days that elapsed during the 2021 calendar year through the closing date, plus (B) a prorated portion of the amount of annual bonus that would have been due for the full 2021 fiscal year based on actual results for such fiscal year, as determined in accordance with the provisions of the Transaction Agreement and pursuant to the applicable Jazz annual bonus plan in which such affected employee participated after the effective time, with any such proration based on the number of days that elapsed during the 2021 calendar year from and including the closing date through and including December 31, 2021, which bonuses will be paid at the same time as any other annual bonuses are paid to the other participants in the applicable 2021 Jazz annual bonus plan. Notwithstanding the foregoing, any employee of GW or its subsidiaries who experiences a qualifying termination will be entitled to receive an annual bonus for the 2021 fiscal year equal to the affected employee’s target annual bonus amount under the 2021 GW annual bonus plan, prorated based on the number of days that elapsed during the 2021 calendar year through the date of such qualifying termination divided by 365 and subject to execution and delivery of an effective release of claims.

Additional Agreements

The Transaction Agreement contains certain other additional agreements between GW, Jazz and Bidco relating to, among other things:

•	access by Jazz and its representatives to certain information about GW during the period prior to the effective time or the termination of the Transaction Agreement;

•	cooperation between GW and Jazz in connection with the defense or settlement of any shareholder litigation relating to the Transaction;

•	prior consultation between GW and Jazz in connection with certain public announcements relating to the Transaction;

•

cooperation between GW and Bidco in connection with tax matters in respect of the Transaction, including in connection with any tax clearances or consents that either party considers necessary or desirable;

•	the delisting of GW ADSs and termination of the registration of the GW ADSs under the Exchange Act;

•	Bidco and Jazz taking all necessary action to obtain any required valuations of the Jazz ordinary shares under the Irish Companies Act 2014 (as amended); and

•	Jazz taking all necessary action to cause the Jazz ordinary shares to be delivered in the Transaction to be listed on Nasdaq prior to the effective time.

Conditions to Complete the Transaction

The respective obligations of GW, Bidco and Jazz to complete the Transaction are subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions:

i.	the receipt of the required GW shareholder approvals;

ii.	the sanction of the Scheme of Arrangement by the Court (the “Court sanction condition”);

iii.	the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the completion of the Transaction;

iv.	the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal completion of the Transaction;

v.	the Jazz ordinary shares to be delivered to GW shareholders in connection with the Transaction being approved for listing on Nasdaq; and

vi.

the expiration or termination of any waiting period applicable to the Transaction under the HSR Act and any applicable waiting period or consent under the foreign antitrust laws relating to the Transaction shall have expired, been terminated, or been obtained, as applicable (together with clauses (iii) and (iv) above, if they relate to antitrust laws, the “antitrust conditions”).

The obligation of GW to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i.	Jazz and Bidco each having performed, in all material respects, all of their respective obligations required to be performed by Jazz and Bidco at or prior to the closing of the Transaction;

ii.

the representations and warranties of Jazz and Bidco being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to Jazz has occurred since September 30, 2020; and

iii.	the receipt of a certificate from an executive officer of Jazz confirming, on behalf of both Jazz and Bidco, the satisfaction of the conditions set forth in the immediately preceding two clauses.

The obligation of Jazz and Bidco to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i.	GW having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing;

ii.

the representations and warranties of GW being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to GW has occurred since September 30, 2020; and

iii.	the receipt of a certificate from an executive officer of GW confirming the satisfaction of the conditions set forth in the immediately preceding two clauses.

Termination of the Transaction Agreement

The Transaction Agreement may be terminated and the Transaction may be abandoned at any time prior to the effective time (notwithstanding the receipt of the required GW shareholder approvals):

•	by mutual written agreement of GW and Bidco;

•	by either GW or Bidco if:

•	the Transaction has not been completed on or before 11:59 p.m. Eastern Time on August 3, 2021 (as may be adjusted by the following bullets, the “end date”), except that:

•

if on August 3, 2021 any of the antitrust conditions have not been satisfied, but all other conditions to closing have been satisfied or waived (other than (1) those conditions that by their nature are to be satisfied at the closing, but subject to those conditions being able to be satisfied or having been waived and (2) the Court sanction condition, then the end date will be automatically extended to November 3, 2021;

•

if on November 3, 2021 any of the antitrust conditions have not been satisfied, but all other conditions to closing have been satisfied or waived (other than (1) those conditions that by their nature are to be satisfied at the closing, but subject to those conditions being able to be satisfied or having been waived and (2) the Court sanction condition), then the end date will be automatically further extended to February 3, 2022;

•

if the marketing period has commenced and is in effect on a date that would otherwise be the end date, the end date will be automatically extended to the date that is 10 business days after the then scheduled expiration of the marketing period (without regard to any potential early termination thereof, but subject to further extension in certain cases in which the marketing period automatically re-commences under the Transaction Agreement);

•

if the sanction of the Scheme of Arrangement by the Court occurs less than four business days before a date that would otherwise be the end date, the end date will be automatically extended to the date that is four business days following such scheduled end date; and

•

the right to terminate the Transaction Agreement on account of the occurrence of the end date will not be available to a party whose breach of the Transaction Agreement was the proximate cause of the failure of the Transaction to be completed by the end date;

•

a court or other governmental authority of competent jurisdiction has issued an order that permanently enjoins, prevents or prohibits the consummation of the Transaction and such order has become final and nonappealable, except that this right to terminate the Transaction Agreement will not be available to any party whose breach of any provision of the Transaction Agreement was the proximate cause of such order;

•

if the Court Meeting or General Meeting (including, in each case, any postponements or adjournments thereof) has been completed and the required GW shareholder approval voted on at the meeting has not been obtained;

•

if the Court declines or refuses to sanction the Scheme of Arrangement, except, that if an appeal has been submitted by either Bidco or GW in respect of any such decline or refusal, this right to terminate the Transaction Agreement may not be exercised until such appeal has been denied in a final determination;

•	by Bidco if:

•	a GW adverse recommendation change has occurred;

•

following the commencement of a takeover, tender or exchange offer relating to GW ordinary shares or GW ADSs by a third party, the GW Board states that it recommends such takeover, tender or exchange offer or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act) with respect to such takeover, tender or exchange offer, or fails to publicly affirm the GW Board recommendation and recommend that the holders of GW ordinary shares and GW ADSs reject such takeover, tender or exchange offer within 10 business days after the commencement of such takeover, tender offer or exchange offer pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five business days prior to the Court Meeting or the General Meeting);

•

a willful breach by GW of the provisions of the Transaction Agreement relating to (a) the non-solicitation covenant or (b) the Scheme of Arrangement and the Shareholder Meetings, this proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (b), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) has occurred;

•

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of GW has occurred that would cause the conditions to the obligations of Bidco and Jazz to complete the Transaction not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the end date or (B) has not been cured by GW within the earlier of (x) 30 days following written notice from Bidco and (y) the end date, except that the Transaction Agreement may not be terminated pursuant to this termination right if Bidco or Jazz is then in breach of any of its representations, warranties, covenants or agreements, which breach by Bidco or Jazz would cause any condition to the obligations of GW to complete the Transaction not to be satisfied; or

•	by GW:

•

if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Bidco or Jazz has occurred that would cause conditions to the obligations of GW to complete the Transaction not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the end date or (B) has not been cured by Bidco or Jazz (as applicable) within the earlier of (x) 30 days following written notice from GW of such breach or failure to perform and (y) the end date, except that the Transaction Agreement may not be terminated pursuant to this termination right if GW is then in breach of any of its representations, warranties, covenants or agreements, which breach by GW would cause any condition to the obligations of Bidco and Jazz to complete the Transaction not to be satisfied; or

•

prior to the receipt of the required GW shareholder approvals, if (A) the GW Board has authorized the termination of the Transaction Agreement in accordance with the terms of the non-solicitation covenant in order to enter into a definitive agreement providing for a superior proposal and (B) substantially concurrently with such termination, GW enters into such definitive agreement, so long as, at or prior to, and as a condition to the effectiveness of, such termination, GW pays Bidco (or its designee) the termination fee of $71.5 million.

Termination Fees and Expenses

Except with respect to the GW termination fee of $71.5 million to be paid by GW to Bidco (or its designee) under certain circumstances or as otherwise provided in the Transaction Agreement, all costs and expenses incurred in connection with the Transaction will be paid by the party incurring such cost or expense, except that all United Kingdom and Ireland stamp duty and stamp duty reserve tax and any other similar taxes incurred in connection with the transfer of GW ordinary shares acquired under the Scheme of Arrangement pursuant to the Transaction Agreement (“transfer taxes”) will be paid by Bidco, and Bidco will, at its own expense, file all necessary documentation with respect to all such transfer taxes.

GW is required to pay Bidco (or its designee) the termination fee of $71.5 million if:

•	the Transaction Agreement is terminated by either GW or Bidco as a result of the Court declining or refusing to sanction the Scheme of Arrangement if GW shall have communicated to the Court at the

Court Sanction Hearing that GW Board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or that GW Board favors or approves of any acquisition proposal, or shall have made any other statement or communication to the Court to the effect of any of the foregoing;

•	the Transaction Agreement is terminated by Bidco following:

•	a GW adverse recommendation change;

•

the commencement of a takeover, tender or exchange offer relating to GW ordinary shares or GW ADSs by a third party, where the GW Board states that it recommends such takeover, tender or exchange offer or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act) with respect to such takeover, tender or exchange offer, or fails to publicly affirm GW board recommendation and recommend that the holders of GW ordinary shares and GW ADSs reject such takeover, tender or exchange offer within 10 business days after the commencement of such takeover, tender offer or exchange offer pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five business days prior to the Court Meeting or General Meeting); or

•

a willful breach by GW of the provisions in the Transaction Agreement related to (i) the non-solicitation covenant or (ii) the Shareholder Meetings, this proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (ii), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) has occurred;

•	the Transaction Agreement is terminated by GW in order to enter into a definitive agreement providing for a superior proposal; or

•

the Transaction Agreement is terminated by either Bidco or GW if the Court Meeting or General Meeting has been completed and any required GW shareholder approval voted on at such meeting has not been obtained so long as (A) an acquisition proposal was publicly announced or made publicly known after February 3, 2021 and was not publicly withdrawn without qualification at least four business days prior to the Court Meeting and General Meeting and (B) within 12 months of the date on which the Transaction Agreement is so terminated, GW enters into a definitive agreement providing for an acquisition proposal or an acquisition proposal is completed (with references to 20% in the definition of acquisition proposal being deemed to be references to 50% for this purpose).

The parties intend that any payment of any termination fee will not be treated (in whole or in part) as consideration for a supply for the purposes of VAT and agree that GW will pay the full amount of any termination fee free and clear of any deduction or adjustment pursuant to the relevant provisions in the agreement.

Withholding Taxes

Bidco, Jazz, any of Jazz’s subsidiaries and any of their respective affiliates, any DR Nominee, the exchange agent and any other person will be entitled to deduct and withhold from any amount payable pursuant to the Transaction Agreement or the Scheme of Arrangement (including the transaction deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, the rules and regulations promulgated thereunder, or any other applicable law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts: (i) will be remitted to the applicable governmental entity, if required by applicable law; and (ii) will be treated for all purposes of the Transaction Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.

Amendments and Waivers

The Transaction Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party or, in the case of a waiver, by each party against whom the waiver is to be effective, except that after the required GW shareholder approvals have been obtained, there will be no amendment or waiver that would require the further approval of GW shareholders under applicable law without such approval having first been obtained.

Governing Law

The Transaction Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction, except that (a) the Scheme of Arrangement and (b) the interpretation of the duties of directors of GW will in each case be governed by, and construed in accordance with, the laws of England and Wales.

Specific Enforcement

The parties agreed that irreparable harm would occur from any breach of the Transaction Agreement and, accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of the Transaction Agreement and to specifically enforce the terms and provisions of the Transaction Agreement (this being in addition to any other remedy to which they are entitled under the Transaction Agreement or under applicable law), without proof of actual damages, and each party further agreed to waive any requirement for the securing or posting of any bond in connection with such remedy.

THE SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	CR-2021-000281

BUSINESS AND PROPERTY COURTS

OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF GW PHARMACEUTICALS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

GW PHARMACEUTICALS PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

A.	In this Scheme, unless inconsistent with the subject or context, the following expressions shall have the following meanings:

“Acquisition”	means the proposed acquisition by Bidco (and/or, at Bidco’s election, (i) in respect of any or all of the Residual Shares, Jazz and/or (ii) in respect of the Depositary Shares, the DR Nominee) of the entire issued and to be issued share capital of the Company;

“Applicable Law”	means, with respect to any person, any federal, state, foreign, national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such person, as the same may be amended from time to time;

“Average Market Exchange Rate”	means the average $:£ exchange rate to be calculated by dividing the total amount of US dollars converted by Bidco pursuant to the Currency Conversion Facility by the total amount of GBP received by Bidco pursuant to such currency conversion trades less any applicable and properly incurred transaction, foreign exchange and dealing costs or commissions associated with such conversion;

“Bidco”	means Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated in England and Wales with registered number 04555273;

“Bidco Group”	means Bidco, Jazz and any direct or indirect Subsidiary of Jazz from time to time;

“Business Day”	means a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York, Dublin, Ireland or London, England are authorised or required by Applicable Law to close;

“Cash Consideration”	has the meaning given to it in paragraph 2.1(A);

“certificated” or “in certificated form”	means a share or security of the Company which is not in uncertificated form;

“Companies Act”	means the Companies Act 2006;

“Company”	means GW Pharmaceuticals plc, a public limited company incorporated in England and Wales with registered number 04160917;

“Company ADSs”	means American depositary shares, each of which represents, as at the date hereof, a beneficial ownership interest in 12 Company Ordinary Shares on deposit with the Depositary (or its custodian or other nominee under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement, and “Company ADS” shall be construed accordingly;

“Company Employee Plan”	means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States, (ii) compensation, employment, consulting, severance, termination protection, change in control, means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States, (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any director, officer, employee, worker or individual consultant (including any former director, officer, employee, worker or individual consultant) of the Company or any of its Subsidiaries or (B) for which the Company or any of its Subsidiaries has any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law;

“Company Ordinary Shares”	means the ordinary shares of £0.001 nominal value each in the capital of the Company (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary Shareholder under the Deposit Agreement and underlying the Company ADSs);

“Company Share Options”	means any option to acquire Company Ordinary Shares or Company ADSs outstanding under the Company Stock Plans (including, for the avoidance of doubt, market priced options and RSU-style options);

“Company Stock Plans”	means any Company Employee Plan providing for equity or equity-based compensation, including the GW Pharmaceuticals plc 2008 Long Term Incentive Plan, GW Pharmaceuticals plc 2017 Long Term Incentive Plan and GW Pharmaceuticals plc 2020 Long Term Incentive Plan, as amended from time to time;

“Court”	means the High Court of Justice of England and Wales;

“Court Order”	means the order of the Court sanctioning this Scheme under section 899 of the Companies Act;

“CREST”	means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the Relevant System of which Euroclear is the “Operator” (as such term is defined in the Regulations);

“Currency Conversion Facility”	a facility under which a Scheme Shareholder (other than the Depositary or any other entity which may hold legal title to the Company Ordinary Shares underlying the Company ADSs) may elect to receive the Cash Consideration in GBP;

“Currency Election”	an election under the Currency Conversion Facility to receive Cash Consideration in GBP instead of USD which is made by eligible Scheme Shareholders in accordance with the instructions set out in the Proxy Statement;

“Deposit Agreement”	means the deposit agreement dated as of 7 May 2013 by and among the Company, the Depositary and all holders and beneficial owners of Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time;

“Depositary”	means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement);

“Depositary Shareholder”	has the meaning given to it in paragraph 7.1;

“Depositary Shares”	means those Scheme Shares in respect of which the registered holder (as shown in the register of Members of the Company) is the Depositary or its custodian or other nominee under the Deposit Agreement holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;

“DR Depositary”	has the meaning given to it in paragraph 1.2(A);

“DR Nominee”	means such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Bidco may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme;

“Effective Date”	means the date on which this Scheme becomes effective in accordance with paragraph 12.1;

“Effective Time”	means the time on the Effective Date at which this Scheme becomes effective in accordance with paragraph 12.1;

“ERISA”	means the U.S. Employee Retirement Income Security Act of 1974, as amended;

“Euroclear”	means Euroclear UK & Ireland Limited, incorporated in England and Wales with registered number 02878738;

“Exchange Agent”	means such entity as is appointed by Bidco as exchange agent prior to the Effective Date in accordance with the provisions of the Transaction Agreement;

“Exchange Fund”	has the meaning given to it in paragraph 6.3;

“Exchange Ratio”	has the meaning given to it in paragraph 2.1(B);

“Exchange Shares”	means the Jazz Ordinary Shares to be delivered to Scheme Shareholders comprising the Share Deliverable;

“Excluded Shares”	means

(i) any Company Ordinary Shares which are registered in the name of or beneficially owned by Bidco or by any member of the Bidco Group or by any of their respective nominees; and

(ii) any Company Ordinary Shares held in treasury;

“Governmental Authority”	means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self- regulatory agency, commission or authority and any arbitral tribunal;

“holder”	means a registered holder and includes any person(s) entitled by transmission;

“Jazz”	means Jazz Pharmaceuticals public limited company, a public limited company incorporated in the Republic of Ireland with registered number 399192;

“Jazz Ordinary Shares”	means the ordinary shares in the share capital of Jazz, each with a nominal value of $0.0001 per share;

“Jazz Share Price”	means the volume-weighted average sales price of a Jazz Ordinary Share on Nasdaq for the consecutive period of 15 trading days beginning at 9:30 a.m. New York time on the 18th trading day immediately preceding the Effective Date and concluding at 4:00 p.m. New York time on the fourth trading day immediately preceding the Effective Date, as calculated by Bloomberg L.P. under the function “VWAP” or, if not reported therein, the comparable function of another authoritative source mutually selected by Bidco, Jazz and the Company, and taken to four decimal places;

“Latest Practicable Date”	means close of business on [●], 2021, being the latest practicable date prior to the date of this Scheme;

“Lien”	means, with respect to any Scheme Share, any mortgage, lien, pledge, charge, security interest, hypothecation, right of pre-emption, right of first refusal, contract for sale or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law;

“Member”	means a member of the Company on the register of members on any relevant date;

“Nasdaq”	means, collectively, the NASDAQ Global Market and/or the NASDAQ Stock Market LLC (as applicable);

“Order”	means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent);

“person”	means any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality);

“Proxy Statement”	the proxy statement sent to the Scheme Shareholders published by the Company on [●], 2021 in connection with this Scheme;

“Regulations”	means the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755), as amended from time to time;

“Relevant System”	means any computer-based system, and procedures, which enable title to units of a share or security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;

“Residual Shares”	means the Scheme Shares excluding the Depositary Shares;

“Scheme”	means this scheme of arrangement in its present form or with or subject to any modification, addition or condition (i) as may be agreed between the Company, Bidco and Jazz and which (if required) is approved by the Court, or (ii) which is otherwise imposed by the Court and mutually acceptable to the Company, Bidco and Jazz, each acting reasonably and in good faith;

“Scheme Record Time”	means 6:00 p.m. (London time) on the Business Day immediately prior to the Effective Date;

“Scheme Shareholders”	means the holders of Scheme Shares whose names appear in the register of Members of the Company at the Scheme Record Time;

“Scheme Shares”	means the Company Ordinary Shares:

(i) in issue at the date of this document;

(ii) (if any) issued after the date of this document and prior to the Voting Record Time; and

(iii)  (if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme;

in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares;

“Share Deliverable”	has the meaning given to it in paragraph 2.1(B);

“Subsidiary”	means with respect to any person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such person (and a Subsidiary shall be considered a “wholly owned Subsidiary” of a person as long as such person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary), and “Subsidiaries” shall be construed accordingly;

“Transaction Agreement”	means the transaction agreement by and among Bidco, Jazz and the Company dated as of 3 February 2021, agreeing to certain matters in connection with the Acquisition and the matters contemplated by this Scheme, as it may be amended from time to time;

“Transaction Deliverables”	means the Cash Consideration and the Share Deliverable, as they may be adjusted in accordance with this Scheme;

“uncertificated” or “in uncertificated form”	means any share or other security of the Company in respect of which title is evidenced and transferred by means of a Relevant System; and

“Voting Record Time”	means 6:00 p.m. (London time) on the day which is two days (excluding non-working days) prior to the date of the Court Meeting and the General Meeting or, if the Court Meeting and/or the General Meeting is adjourned, 6:00 p.m. on the day which is two days (excluding non-working days) before the day of such adjourned meeting(s).

B.	“U.S. dollar”, “USD” or “$” means the lawful currency of the United States of America.

C.	“GBP” or “£” means the lawful currency of the United Kingdom.

D.	References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

E.	As at the Latest Practicable Date, the issued share capital of the Company was [●] Company Ordinary Shares, all of which are credited as fully paid up and [none] [●] of which were held in treasury.

F.

As at the Latest Practicable Date, there are outstanding and subsisting: (i) Company Share Options (for performance-based awards, assuming achievement of relevant performance metrics at target levels) to acquire Company ADSs and/or Company Ordinary Shares equivalent to [●] Company Ordinary Shares in aggregate; and (ii) additional Company ADSs and/or Company Ordinary Shares reserved for issuance under the Company Stock Plans equivalent to [●] Company Ordinary Shares in aggregate.

G.	As at the date of this Scheme, no Company Ordinary Shares are registered in the name of or beneficially owned by Bidco or any other member of the Bidco Group.

H.

Bidco and Jazz have agreed, in each case subject to the terms of the Transaction Agreement, to appear by counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

I.	References to times are to the time in London (United Kingdom).

Scheme

1.	Transfer of the Scheme Shares

1.1

Upon and with effect from the Effective Time, Bidco (and/or, at Bidco’s election, (i) in respect of any or all of the Residual Shares, Jazz and/or (ii) in respect of the Depositary Shares, the DR Nominee) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

1.2	For the purposes of such acquisition:

(A)

the Depositary Shares shall be transferred to Bidco (or, at Bidco’s election, the DR Nominee as nominee for Computershare Trust Company, N.A. (the “DR Depositary”)) by means of a form (or forms) of transfer or other instrument(s) or instruction(s) of transfer (and, upon any such transfer to the DR Nominee, the DR Depositary shall issue one or more depositary receipts in respect of such shares to Bidco);

(B)

the Residual Shares shall be transferred to Bidco (or, at Bidco’s election in respect of any number of Residual Shares, Jazz) by means of a separate form (or forms) of transfer or other separate instrument (or instruments) or instruction (or instructions) of transfer; and

(C)

to give effect to such transfers, any person may be appointed by Bidco as attorney or agent and shall be authorised as such attorney or agent on behalf of each of the Scheme Shareholders concerned to execute and deliver as transferor such form(s) of transfer or other instrument(s) or instruction(s) of transfer of, or otherwise give any instruction(s) to transfer, the Scheme Shares and every form, instrument or instruction of transfer so executed or instruction so given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Each such form of transfer or other instrument or instruction shall be deemed to be the principal instrument of transfer of the relevant Scheme Shares and the equitable or beneficial interest in the Scheme Shares shall only be transferred together with the legal interest in such Scheme Shares, pursuant to such form, instruction or instrument of transfer.

1.3	From the Effective Time and pending the transfer of the Scheme Shares pursuant to paragraphs 1.1 and 1.2, each Scheme Shareholder:

(A)	irrevocably appoints Bidco (and/or its nominee(s) and/or each of their agents and directors) as its attorney and/or agent:

(i)

to exercise or direct the exercise of (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares (including the right to requisition the convening of a general meeting of the Company or of any class of its shareholders); and

(ii)	to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Bidco and/or its nominee(s) and/or each of their respective agents and directors (in each case acting reasonably), be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares (including any consent to short notice of a general or separate class meeting or form of proxy or forms of proxy in respect of such Scheme Shares appointing any person nominated by Bidco and/or its nominee(s) to attend general and separate class meetings of the Company);

(B)

authorises the Company and/or its agents to send to Bidco and/or its nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to them as a Member (including any share certificate(s) or other document(s) of title issued as a result of any conversion of their Scheme Shares into certificated form); and

(C)

agrees not to exercise any votes or any other rights attaching to the relevant Scheme Shares without the consent of Bidco, and irrevocably undertakes not to appoint a proxy or representative for or to attend any general meeting or separate class meeting of the Company.

1.4	The authorities granted by each Scheme Shareholder pursuant to paragraph 1.2 and paragraph 1.3 shall be treated for all purposes as having been granted by deed.

1.5

The Company shall, subject to the UK stamping of any relevant instruments of transfer (to the extent required), register, or procure the registration of, any transfer(s) of shares effected in accordance with paragraphs 1.1 and 1.2.

2.	Transaction Deliverables for the Scheme Shares

2.1

Subject to and in exchange for the transfer of the Scheme Shares as provided in paragraphs 1.1 and 1.2, as soon as reasonably practicable following the Effective Time, Bidco shall, subject as hereinafter provided:

(A)

pay, or procure that there shall be paid, a cash amount to or for the account of each Scheme Shareholder of $16.66 2⁄3 (sixteen U.S. dollars, sixty-six and two-thirds U.S. cents), without interest, for each Scheme Share held by that Scheme Shareholder (the “Cash Consideration”); and

(B)

procure the delivery of, for each Scheme Share, the fraction of a Jazz Ordinary Share (rounding to the nearest millionth of a share) equal to the quotient (the “Exchange Ratio”) obtained by dividing (i) $1.66 2⁄3 (one U.S. dollar, sixty-six and two-thirds U.S. cents) by (ii) the Jazz Share Price; provided, that (x) if the Jazz Share Price is equal to or less than $139.72, the Exchange Ratio shall equal 0.011929 and (y) if the Jazz Share Price is equal to or greater than $170.76, the Exchange Ratio shall equal 0.009760 (the “Share Deliverable”), to the Scheme Shareholders credited as fully paid and free from all Liens (other than transfer restrictions arising under applicable securities laws), and such Jazz Ordinary Shares will rank pari passu in all respects with the Jazz Ordinary Shares in issue on the Effective Date, including the right to receive and retain dividends and other distributions declared, made or paid by reference to a record date falling on or after the Effective Date.

2.2

If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Ordinary Shares or Jazz Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the amount of the Cash Consideration and/or Exchange Ratio shall be appropriately adjusted in accordance with the provisions of the Transaction Agreement to provide to Bidco and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event.

3.	Currency Conversion Facility

Subject to the terms and conditions set out in this Scheme, each Scheme Shareholder (other than the Depositary Shareholder) may elect under the Currency Conversion Facility to receive the Cash

Consideration which is payable to them in accordance with paragraph 2 (together with any other amounts payable to them in cash in accordance with paragraphs 6, 8, or 9) in GBP at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more Business Days following the Scheme Record Time (but before the relevant payment date specified pursuant to the terms of this Scheme), by making a valid Currency Election. The aggregate GBP amount due to any such Scheme Shareholder shall be rounded up or down to the nearest British penny.

4.	Share certificates and register of Members

4.1

With effect from and as of the Effective Time, all certificates representing Scheme Shares in certificated form shall cease to have effect as documents of title to the Scheme Shares comprised therein and each Scheme Shareholder shall be bound, at the request of Bidco, to deliver up the same to Bidco or to any person appointed by Bidco to receive the same or, as Bidco may direct, to destroy the same.

4.2

With effect from and as of the Effective Time, the Company shall procure that Euroclear shall be instructed to cancel the entitlements of Scheme Shareholders to Scheme Shares in uncertificated form and, following such cancellation, the Company’s registrars shall be authorised to rematerialise entitlements to such Scheme Shares.

4.3

On or as soon as reasonably practicable after the Effective Time and subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with paragraph 1 and the UK stamping thereof (to the extent required), the Company shall procure that appropriate entries shall be made in the register of Members of the Company to reflect the transfer of the Scheme Shares in accordance with paragraph 1.

5.	Appointment of Exchange Agent

Prior to the Effective Time, Bidco shall appoint the Exchange Agent to effect the technical implementation of the settlement of the Cash Consideration and the delivery of the Exchange Shares to (i) all Scheme Shareholders other than the Depositary Shareholder, and (ii) at Bidco’s option, the Depositary Shareholder.

6.	Settlement of Transaction Deliverables in relation to Residual Shares

6.1	This paragraph 6 shall only apply in relation to the settlement of Transaction Deliverables in respect of Residual Shares to Scheme Shareholders other than the Depositary Shareholder.

6.2

At or as promptly as practicable following the Effective Time, Bidco shall procure the deposit with the Exchange Agent, for the benefit of the Scheme Shareholders (other than the Depositary Shareholder), of:

(A)	cash in an amount equal to the aggregate amount of Cash Consideration less the Cash Consideration due to the Depositary Shareholder; and

(B)	certificates (or, at Bidco’s option, evidence of the Exchange Shares in book-entry form) representing the aggregate Share Deliverable less the Share Deliverable due to the Depositary Shareholder.

6.3

All certificates and/or evidence of shares (as applicable) and all cash deposited with the Exchange Agent pursuant to paragraph 6.2 for the benefit of Scheme Shareholders (other than the Depositary Shareholder) shall hereinafter be referred to as the “Exchange Fund”, provided that, to the extent that Bidco elects to utilise the Exchange Agent for the delivery and/or payment of the Transaction Deliverables to the Depositary Shareholder pursuant to paragraph 7.2, such Transaction Deliverables will also form part of the Exchange Fund.

6.4

Bidco shall also make available, directly or indirectly, to the Exchange Agent from time to time as needed additional cash sufficient to pay any dividends or other distributions on the Exchange Shares to which relevant Scheme Shareholders (other than the Depositary Shareholder) are entitled pursuant to paragraph 6.11. No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Transaction Deliverables payable in respect of the Residual Shares.

6.5

In respect of the settlement of the Cash Consideration pursuant to this paragraph 6, Bidco shall cause the Exchange Agent to, as soon as practicable after the Effective Date, and in any event not later than 14 days after the Effective Date:

(A)

in the case of Residual Shares which at the Scheme Record Time are in certificated form, despatch or procure to be despatched to each person entitled thereto payment by way of cheque in accordance with the provisions of paragraph 6.9 and any Currency Election made by the applicable Scheme Shareholder for (i) the aggregate Cash Consideration payable to that person pursuant to paragraph 2.1(A) (rounded up or down to the nearest U.S. cent or GBP pence, as applicable), plus (ii) the amount of any cash payable in lieu of any fraction of an Exchange Share that such person has the right to receive pursuant to paragraph 9.1(A), provided that Bidco and the Exchange Agent reserve the right to make payment (or procure the making of payment) of the said sums by bank transfer in accordance with paragraph 6.10 if reasonably necessary; and

(B)

in the case of Residual Shares which at the Scheme Record Time are in uncertificated form, arrange for (or procure the arrangement of) the creation of an assured payment obligation in favour of the appropriate CREST account(s) of each person entitled thereto in accordance with the CREST assured payment arrangements and any Currency Election made by the applicable Scheme Shareholder in respect of (i) the aggregate Cash Consideration payable to that person pursuant to paragraph 2.1(A) (rounded up or down to the nearest U.S. cent or GBP pence, as applicable), plus (ii) the amount of any cash payable in lieu of any fraction of an Exchange Share that such person has the right to receive pursuant to paragraph 9.1(A), provided that (a) Bidco and the Exchange Agent reserve the right to make payment (or procure the making of payment) of the said sums by bank transfer in accordance with paragraph 6.10 if reasonably necessary; and (b) Bidco and the Exchange Agent reserve the right to make payment (or procure the making of payment) of the said sums by cheque in accordance with paragraph 6.10 if, in the reasonable opinion of the Company, it is reasonably necessary to do so (including in circumstances where a Scheme Shareholder holding Residual Shares in uncertificated form has not made a valid Currency Election and such Scheme Shareholder does not have an active USD cash memorandum account in place in CREST at the Scheme Record Time).

6.6

In respect of the settlement of the Exchange Shares pursuant to this paragraph 6, Bidco shall cause the Exchange Agent to, as soon as practicable after the Effective Date, and in any event not later than 14 days after the Effective Date, either, at Bidco’s election (but subject to paragraphs 8 and 9):

(A)

despatch or procure to be despatched such Exchange Shares in certificated form as are required to be delivered to give effect to this Scheme to the persons respectively entitled thereto, such Exchange Shares to be settled as set out in this paragraph 6; or

(B)	procure that book-entry account statements of ownership evidencing such Scheme Shareholders’ ownership of the Exchange Shares (as registered holders) are reflected in the register of members of Jazz.

6.7	Bidco shall procure that appropriate entries are made in the register of members of Jazz to reflect the settlement of the Exchange Shares pursuant to paragraph 6.6.

6.8	As from the Effective Time, each holding of Residual Shares credited to any stock account in CREST shall be disabled and all Residual Shares will be removed from CREST in due course.

6.9

Any physical deliveries by the Exchange Agent or by any other person to the Scheme Shareholders (other than the Depositary Shareholder) pursuant to this Scheme (whether of cheques, notices, documents of title, certificates or otherwise) shall be effected by sending the same by post to the applicable Scheme Shareholders entitled thereto at their respective registered addresses as appearing in the register of Members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time. None of the Company, Bidco, any member of the Bidco Group, the Exchange Agent or the DR Nominee or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any cheques or payments (including bank transfers), notices, documents of title, certificates or any other documents sent in accordance with this paragraph 6.9 (or, in the case of bank transfers, to the bank accounts referred to in paragraph 6.10 below) which shall be sent at the risk of the person or persons entitled thereto.

6.10

All cheques delivered by the Exchange Agent pursuant to this Scheme shall be in U.S. dollars (or, where applicable, GBP in accordance with any Currency Elections made by the applicable Scheme Shareholders) and drawn on a clearing bank and shall be made payable to the person to whom, in accordance with the foregoing provisions of this paragraph 6, the cheque is sent (save that, in the case of joint holders, Bidco and the Exchange Agent reserve the right to make the cheque payable to the holder whose name stands first in the register of Members of the Company), and the encashment of any such cheque shall be a complete discharge of Bidco’s obligations under this Scheme to pay (or procure the payment of) the monies represented thereby. In respect of any payments to Scheme Shareholders by bank transfer, Bidco shall transfer, or procure the transfer of, the relevant sums in U.S. dollars (or, where applicable, GBP in accordance with any Currency Elections made by the applicable Scheme Shareholders) to such bank account as may be (or have been) nominated by the relevant Scheme Shareholder, and such transfer shall be a complete discharge of Bidco’s obligations under this Scheme to pay (or procure the payment of) such monies. The creation of an appropriate assured payment obligation as set out in paragraph 6.5(B) shall be a complete discharge of Bidco’s obligations under this Scheme with reference to cash payments through CREST.

6.11

Bidco shall pay, or cause to be paid, without interest, to the Exchange Agent to be held in the Exchange Fund, the aggregate amount of all dividends or other distributions payable with respect to the Exchange Shares due to the Scheme Shareholders (other than the Depositary Shareholder) with a record date on or after the Effective Time and prior to the time of the delivery of such Exchange Shares by the Exchange Agent to each Scheme Shareholder entitled to the Share Deliverable (other than the Depositary Shareholder). Subject to Applicable Law, the Exchange Agent shall deliver to each Scheme Shareholder entitled to the Share Deliverable (other than the Depositary Shareholder), without interest, such dividends and distributions held in the Exchange Fund (i) with respect to all such dividends or distributions with a payment date at or prior to the delivery of the relevant Exchange Shares pursuant to this Scheme, at the time of delivery of such Exchange Shares and (ii) with respect to all such dividends or distributions with a payment date after the delivery of the relevant Exchange Shares pursuant to this Scheme, at the appropriate payment date.

6.12

Any portion of the Exchange Fund which has not been transferred to the Scheme Shareholder to which it is due within twelve months of the Effective Date shall be delivered to Bidco or its designee(s) promptly upon demand by Bidco (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Transaction Deliverables), and thereafter such Scheme Shareholders shall be entitled to look only to Bidco for, and Bidco shall remain liable for, delivery of any outstanding Transaction Deliverables.

7.	Settlement of Transaction Deliverables in relation to Depositary Shares

7.1

This paragraph 7 shall only apply in relation to the settlement of Transaction Deliverables in respect of Depositary Shares to the Scheme Shareholder which is the holder (as shown in the register of Members of the Company) of the Depositary Shares (the “Depositary Shareholder”).

7.2	At or as promptly as practicable following the Effective Time, Bidco shall (or shall procure that the Exchange Agent shall):

(A)

pay to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least five Business Days before the Effective Date, the Depositary) cash in an amount equal to the aggregate Cash Consideration payable to the Depositary Shareholder pursuant to paragraph 2.1(A) (rounded up or down to the nearest U.S. cent), together with the amount of any cash payable in lieu of any fraction of an Exchange Share that the Depositary Shareholder has the right to receive pursuant to paragraph 9.1(B); and

(B)

in respect of the Exchange Shares to be delivered to the Depositary Shareholder, deliver such Exchange Shares to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least five Business Days before the Effective Date, the Depositary or its nominee).

7.3	Bidco shall procure that appropriate entries are made in the register of members of Jazz to reflect the settlement of the Exchange Shares pursuant to paragraph 7.2(B).

7.4

In addition, Bidco shall (or shall procure that the Exchange Agent shall) also make available, directly or indirectly, to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least five Business Days before the Effective Date, the Depositary) from time to time as needed additional cash sufficient to pay any dividends or other distributions on the Exchange Shares to which the Depositary Shareholder is entitled pursuant to paragraph 7.7. No interest shall be paid or shall accrue for the benefit of the Depositary Shareholder on the Transaction Deliverables payable in respect of the Depositary Shares.

7.5

As from the Effective Time, each holding of Depositary Shares credited to the Depositary Shareholder’s stock account in CREST shall be disabled and all Depositary Shares will be removed from CREST in due course.

7.6

All cash payments to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least five Business Days before the Effective Date, the Depositary) pursuant to this paragraph 7 shall be transferred by Bidco (or, at Bidco’s direction, by the Exchange Agent or any nominee of Bidco) in U.S. dollars to such bank account as the Depositary Shareholder shall inform Bidco of in writing at least five Business Days prior to the Effective Date. Such transfer shall be a complete discharge of Bidco’s obligations under this Scheme to pay (or procure the payment of) such monies. Neither Bidco nor any member of Bidco’s Group nor the Exchange Agent nor the Company shall have any responsibility or liability under this Scheme for the onward distribution or transmission to the holders of Company ADSs, or to any other person, of the Transaction Deliverables due to the Depositary Shareholder (it being understood that this sentence does not affect the Company’s obligations under the Deposit Agreement).

7.7

Bidco shall (or shall procure that the Exchange Agent shall) pay to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least five Business Days before the Effective Date, the Depositary), without interest, cash in an amount equal to the aggregate amount of all dividends or other distributions payable with respect to the Exchange Shares due to the Depositary Shareholder with a record date on or after the Effective Time and prior to the time of the delivery of such Exchange Shares to the Depositary Shareholder. Subject to Applicable Law, the cash referred to in the preceding sentence of this paragraph 7.7 shall be paid (i) with respect to all such dividends or distributions with a payment date at or prior to the delivery of the relevant Exchange Shares to the Depositary Shareholder pursuant to this Scheme, at the time of delivery of such Exchange Shares, and (ii) with respect to all such dividends or distributions with a payment date after the delivery of the relevant Exchange Shares to the Depositary Shareholder pursuant to this Scheme, at the appropriate payment date.

8.	Overseas shareholders

8.1

The provisions of paragraphs 2, 3, 4, 5, 6 and 7 shall be subject to any prohibition or condition imposed by Applicable Law. Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder with a registered address in a jurisdiction outside Ireland, the United Kingdom or the United States, Bidco, any member of the Bidco Group or the Exchange Agent is advised that the delivery of Exchange Shares pursuant to paragraph 6 would or might infringe the laws of such jurisdiction or would require Bidco, any member of the Bidco Group, the Exchange Agent or the Company to observe any governmental or other consent or any registration, filing or other formality with which Bidco, any member of the Bidco Group, the Exchange Agent or the Company (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or by Bidco (in the case of Bidco, acting reasonably) as unduly onerous, the Exchange Agent may, in consultation with Bidco, determine that the Exchange Shares shall not be delivered to such Scheme Shareholder and that (i) such Exchange Shares shall instead be sold by the Exchange Agent at the best price which can reasonably be obtained in the market at the time of sale and (ii) the net proceeds of such sale (after the deduction of any expenses and commissions incurred in connection with such sale, including any amounts in respect of tax including any value added tax payable thereon, without interest) shall be delivered by the Exchange Agent to the relevant Scheme Shareholder in accordance with the provisions of paragraphs 6.5(A), 6.5(B) and 6.10 (as applicable) rounded up or down to the nearest U.S. cent.

8.2

In the absence of bad faith or wilful default, none of the Company, Bidco, any member of the Bidco Group, the Exchange Agent, the nominee or any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any sale pursuant to paragraph 8.1.

8.3	For the avoidance of doubt, paragraph 8.1 shall not apply to the delivery of Exchange Shares to the Depositary Shareholder pursuant to paragraph 7.

9.	Fractional entitlements

9.1	In no circumstances shall any fractional Exchange Shares be delivered to Scheme Shareholders. Any fraction of an Exchange Share to which any Scheme Shareholder would otherwise be entitled will:

(A)

in the case of Residual Shares, be aggregated and sold in the market by the Exchange Agent as soon as reasonably practicable following the Effective Date, and such Scheme Shareholders (other than the Depositary Shareholder) shall be paid in cash, after the Effective Date, the net proceeds of such sale (after the deduction of any expenses of the sale, including any amounts in respect of tax including any value added tax payable thereon, without interest) in due proportion to the fractional shares to which they would otherwise have been entitled (rounded up or down to the nearest U.S. cent); and

(B)

in the case of the Depositary Shares, be substituted for a direct cash payment to the Depositary Shareholder (to be made at the same time as the payment of the Cash Consideration to the Depositary Shareholder in accordance with paragraph 7.2(A)) of an amount equal to the Depositary Shareholder’s entitlement to any fractional Exchange Share, valued using the opening price on Nasdaq of a Jazz Ordinary Share on the Effective Date and rounded up or down to the nearest U.S. cent.

9.2

For the purposes of determining fractional entitlements, each Member’s holding which is recorded in the register of Members of the Company by reference to a separate designation at the Scheme Record Time, whether in certificated or uncertificated form, shall be treated as a separate holding.

9.3

Payment of any amounts to which a Scheme Shareholder (other than the Depositary Shareholder) is entitled under paragraph 9.1(A) will be made in accordance with the provisions of paragraphs 6.5(A), 6.5(B) and 6.10 (as applicable). Payment of any amount to which the Depositary Shareholder is entitled under paragraph 9.1(B) will be made in accordance with the provisions of paragraphs 7.2(A) and 7.6.

9.4

Bidco and the Company acknowledge that payment of cash in lieu of fractional Exchange Shares was not separately bargained-for consideration but merely represents mechanical rounding off for the purposes of avoiding the expense and inconvenience to Bidco and the relevant members of the Bidco Group that would otherwise be caused by the delivery of fractional Exchange Shares.

10.	Cessation of rights

With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the Transaction Deliverables in exchange for the Scheme Shares as set out in paragraph 2.

11.	Mandates and dividends

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.

12.	Effective Time

12.1	This Scheme shall become effective as soon as a copy of the Court Order shall have been delivered to the Registrar of Companies in England and Wales for registration.

12.2

Unless this Scheme shall have become effective on or before the End Date (as defined in the Transaction Agreement) or such later date as the Company, Bidco and Jazz may agree and the Court may allow, this Scheme shall never become effective.

13.	Modification

The Company, Bidco and Jazz may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose.

14.	Governing law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English courts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and related footnotes set forth certain information regarding the beneficial ownership of GW ordinary shares (including GW ADSs, each of which represents 12 GW ordinary shares) as of March 1, 2021 with respect to:

•	each person known by GW to beneficially own more than 5% of the outstanding GW ordinary shares based solely on GW’s review of SEC filings;

•	each of GW’s named executive officers;

•	each of GW’s directors; and

•	all of GW’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of GW ordinary shares beneficially owned by a person and the percentage ownership of that person, GW ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 1, 2021 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 378,274,066 GW ordinary shares outstanding as of March 1, 2021.

Unless otherwise noted below, the address of each beneficial owner listed in the table below is c/o GW Pharmaceuticals plc, Sovereign House, Vision Park, Chivers Way, Histon, Cambridge, CB24 9BZ, United Kingdom.

Name of Beneficial Owner	Number	Percent
Beneficial Owners of More than 5% of GW ordinary shares
Capital Research Global Investors(1)	77,918,671	20.60%
Janus Henderson Group plc(2)	23,703,612	6.27%
Franklin Resources, Inc.(3)	23,080,308	6.10%
Named Executive Officers and Directors:*
Dr. Geoffrey Guy(4)	5,701,063	1.51%
Justin Gover(5)	3,427,136	*
Dr. Volker Knappertz(6)	310,164	*
Scott Giacobello(7)	304,032	*
Douglas Snyder(8)	219,864	*
Cabot Brown(9)	92,029	*
James Noble(10)	90,005	*
William Waldegrave(11)	48,792	*
Alicia Secor(12)	47,184	*
Dr. Catherine Mackey(13)	47,136	*
Darren Cline(14)	5,556	*
David Gryska	0
All executive officers and directors as a group (13 persons)	10,547,660	2.72%

*	Represents less than 1%.
(1)

Based solely on a Schedule 13G/A filed with the SEC on February 16, 2021 by Capital Research Global Investors, a division of Capital Research and Management Company beneficially owned 44,834,512 GW ordinary shares or approximately 11.85% of GW’s issued share capital, accounting for approximately 11.85% of the voting rights of GW. Capital Research Global Investors, an investment advisor, beneficially owned these shares in the form of GW ADSs and had sole dispositive and voting power over the shares. The business address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071. Based solely on a Schedule 13G filed with the SEC on February 16, 2021 by Capital World Investors, a division of Capital Research and Management Company, beneficially owned 33,084,159 GW ordinary shares or approximately 8.75% of GW’s issued share capital, accounting for approximately 8.75% of the voting rights of GW. Capital World Investors, which provides investment management services, beneficially owned these shares in the form of GW ADSs and had sole dispositive and voting power over the shares. The business address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071. An aggregate of 20.60% of the Company’s issued share capital, accounting for approximately 20.60% of the voting rights of the Company, is collectively held by these Capital Research and Management Company divisions.
(2)

Based solely on a Schedule 13G filed with the SEC on February 12, 2021 by Janus Henderson Group plc, Janus Henderson Group plc (together with Intech Investment Management LLC, Janus Capital Management LLC, Perkins Investment Management LLC, Henderson Global Investors Limited and Janus Henderson Investors Australia Institutional Funds Management Limited) beneficially owned 1,975,301 GW ADSs (representing 23,703,612 GW ordinary shares) or approximately 6.27% of GW’s issued share capital, accounting for approximately 6.27% of the voting rights of GW. Janus Henderson Group plc beneficially owned these shares in the form of GW ADSs and had shared dispositive and voting power over the shares.

(3)

Based solely on a Schedule 13G/A filed with the SEC on February 1, 2021 by Franklin Resources, Inc., Franklin Resources, Inc. (together with Fiduciary Trust Company International, Franklin Advisers, Inc., Charles B. Johnson and Rupert H. Johnson) beneficially owned 23,080,308 GW ordinary shares or approximately 6.10% of GW’s issued share capital, accounting for approximately 6.10% of the voting rights of GW. Franklin Resources, Inc. beneficially owned these shares in the form of GW ADSs and had no power to dispositive or voting power over the shares. Franklin Advisers, Inc. had sole dispositive and voting power over 22,993,908 of the shares. Fiduciary Trust Company International had sole and dispositive voting power over 86,400 of the shares. The business address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906.

(4)

Includes 4,781,521 ordinary shares owned directly by Dr. Guy, 25,000 ordinary shares beneficially owned by Dr. Guy’s spouse, 403,925 ordinary shares held by a pension plan of which Dr. Guy and his spouse are beneficiaries and 490,617 options to purchase GW ordinary shares that have vested or will vest within 60 days as of March 1, 2021.

(5)

Includes 5 ordinary shares owned directly by Mr. Gover, 2,143,308 ordinary shares beneficially owned by The Gover Family Investment LLP, of which Mr. Gover owns 99% and the remaining 1% is held by his spouse and 456,048 GW ordinary shares beneficially owned by Justin D. Gover 2020 Irrevocable Trust, which is held by Mr. Gover’s immediate family. Also includes options to purchase 827,775 GW ordinary shares that have vested or will vest within 60 days as of March 1, 2021.

(6)	Includes 97,320 GW ordinary shares held in the form of GW ADSs and options to purchase 212,844 GW ordinary shares that have vested or will vest within 60 days as of March 1, 2021.
(7)	Includes 162,120 GW ordinary shares held in the form of GW ADSs and options to purchase 141,912 GW ordinary shares that have vested or will vest within 60 days as of March 1, 2021.
(8)	Includes 67,020 GW ordinary shares held in the form of GW ADSs and options to purchase 152,844 GW ordinary shares that have vested.
(9)	Includes 9,336 GW ordinary shares held in the form of GW ADSs, and options to purchase 82,693 GW ordinary shares that have vested or will vest within 60 days as of March 1, 2021.
(10)	Includes 27,492 GW ordinary shares held in the form of GW ADSs and options to purchase 62,513 GW ordinary shares that have vested or will vest within 60 days as of March 1, 2021.
(11)	Includes options to purchase 48,792 GW ordinary shares that have vested.
(12)	Includes 8,700 GW ordinary shares held in the form of GW ADSs and options to purchase 38,484 GW ordinary shares that have vested or will vest within 60 days as of March 1, 2021.
(13)	Includes 8,652 GW ordinary shares held in the form of GW ADSs and options to purchase 38,484 GW ordinary shares that have vested or will vest within 60 days as of March 1, 2021.
(14)	Includes 5,556 GW ordinary shares held in the form of GW ADSs.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following discussion summarizes the material U.S. federal income tax consequences of the receipt of cash and Jazz ordinary shares in exchange for GW ordinary shares or GW ADSs pursuant to the Transaction and of the ownership and disposition of Jazz ordinary shares. It is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the Transaction. This discussion is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. The Internal Revenue Service may not agree with the tax consequences described in this discussion.

This discussion assumes that holders of GW ordinary shares and GW ADSs hold their shares or GW ADSs as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of GW ordinary shares or GW ADSs in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of GW ordinary shares or GW ADSs subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, retirement or other tax-deferred accounts, insurance companies, dealers in securities or non-U.S. currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, holders subject to the alternative minimum tax, holders who hold their GW ordinary shares or GW ADSs as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, accrual method holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code) and holders who own or have owned (directly, indirectly or constructively) 5% or more of the GW ordinary shares or GW ADSs (by vote or value). In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the federal estate or gift tax or the application of the Medicare tax on net investment income under Section 1411 of the Code) nor does it address any considerations with respect to the Foreign Account Tax Compliance Act of 2010 (including the U.S. Treasury Regulations promulgated thereunder and any intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds GW ordinary shares or GW ADSs, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding GW ordinary shares or GW ADSs, you should consult your own tax advisor.

All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the receipt of cash (including the receipt of British pounds pursuant to the Currency Conversion Facility) and Jazz ordinary shares in exchange for GW ordinary shares or GW ADSs pursuant to the Transaction and of the ownership and disposition of Jazz ordinary shares.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of GW ordinary shares or GW ADSs that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity classified as a partnership for U.S. federal income tax purposes) of GW ordinary shares or GW ADSs that is not a U.S. holder.

Material U.S. Federal Income Tax Consequences to U.S. Holders

Consequences of the Transaction

The receipt of cash and Jazz ordinary shares in exchange for GW ordinary shares or GW ADSs pursuant to the Transaction will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between (i) the sum of the amount of cash and the fair market value of the Jazz ordinary shares received pursuant to the Transaction and (ii) such U.S. holder’s adjusted tax basis in the GW ordinary shares or GW ADSs surrendered in exchange therefor, as applicable. Subject to the discussions below concerning Section 304 of the Code and the “passive foreign investment company” rules, such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the Transaction. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of GW ordinary shares or GW ADSs at different times or at different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of GW ordinary shares or GW ADSs.

A U.S. holder’s tax basis in the Jazz ordinary shares received in the Transaction will equal the shares’ fair market value as of the effective time. A U.S. holder’s holding period for the Jazz ordinary shares received in the Transaction will begin on the day following the effective time.

U.S. holders that make a Currency Election under the Currency Conversion Facility should consult their own tax advisors to determine the particular tax consequences to them of the receipt of British pounds pursuant to such Currency Election.

Notwithstanding the foregoing, in certain circumstances, the receipt of cash and Jazz ordinary shares pursuant to the Transaction by a U.S. holder that actually or constructively owns Jazz ordinary shares representing at least 5% of the value of all of the outstanding stock of Jazz may be subject to Section 304 of the Code. If Section 304 of the Code applies, then instead of recognizing gain or loss as described above in the Transaction, such U.S. holder may recognize dividend income depending on the application of the tests set forth in Section 302 of the Code in light of such U.S. holder’s particular circumstances, including the application of constructive ownership rules. Holders of GW ordinary shares or GW ADSs that also actually or constructively own Jazz ordinary shares representing at least 5% of the value of all of the outstanding stock of Jazz should consult their tax advisors regarding the application of these rules to their particular circumstances and any actions that may be taken to mitigate the potential application of such rules.

A non-U.S. corporation, such as GW, will be classified as a “passive foreign investment company” (a “PFIC”) for any taxable year if, after the application of certain “look-through” rules, (a) at least seventy-five percent (75%) of its gross income is “passive income” as that term is defined in the relevant provisions of the Code (e.g., dividends, interest, royalties, or gains on the disposition of certain minority interests), or (b) at least fifty percent (50%) of the average value of its assets consists of assets that produce, or are held for the production of, “passive income”. GW is not expected to be classified as a PFIC for U.S. federal income tax purposes, but this conclusion is a factual determination made annually and, thus, is subject to change. If GW were classified as a PFIC for any taxable year during which a U.S. holder held GW ordinary shares or GW ADSs, such classification could result in adverse tax consequences to such U.S. holder, and different U.S. federal income tax consequences from those described above may apply to the receipt of cash and Jazz ordinary shares by such U.S. holder in exchange for GW ordinary shares or GW ADSs, as applicable. These consequences may include having gains realized on the receipt of cash and Jazz ordinary shares in exchange for GW ordinary shares or GW ADSs treated as ordinary income rather than capital gain and being subject to punitive interest charges on such gains. U.S. holders should consult their own tax advisors regarding the potential application of the PFIC rules to their disposition of GW ordinary shares or GW ADSs in connection with the Transaction.

Consequences of Holding Jazz Ordinary Shares

Distributions with respect to Jazz ordinary shares will be treated as a dividend to U.S. holders to the extent that they are paid out of Jazz’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent that the amount of any distribution exceeds Jazz’s current and accumulated earnings and profits for a taxable year, the excess will first be treated as a tax-free return of capital, causing a reduction in the U.S. holder’s adjusted tax basis in such U.S. holder’s Jazz ordinary shares. The balance of the excess, if any, will be treated as gain from the sale of such U.S. holder’s Jazz ordinary shares, as described below. The amount of any dividend income paid in euros will be the U.S. dollar amount calculated by reference to the exchange rate in effect on the date of receipt, regardless of whether the payment is in fact converted into U.S. dollars. If the dividend is converted into U.S. dollars on the date of receipt, a U.S. holder should not be required to recognize foreign currency gain or loss in respect of such dividend income. A U.S. holder may have foreign currency gain or loss if the dividend is converted into U.S. dollars after the date of receipt.

Subject to the discussion below concerning the PFIC rules, certain dividends paid by “qualified foreign corporations” to non-corporate U.S. holders may be eligible for taxation at lower rates (currently at a rate of 20%). If the Jazz ordinary shares are readily tradable on an established securities market in the United States, Jazz will constitute a qualified foreign corporation and such dividends will qualify for such lower rate, provided that certain holding period requirements are satisfied and certain other requirements are met. The U.S. Treasury and the Internal Revenue Service have determined that common stock is considered readily tradable on an established securities market if it is listed on an established securities market in the United States, such as Nasdaq. Accordingly, dividends received by non-corporate U.S. holders should be eligible for favorable treatment as dividends received with respect to stock of a “qualified foreign corporation”. Dividends paid by Jazz will not qualify for the dividends received deduction otherwise available to corporate stockholders.

Subject to applicable limitations that may vary depending upon the circumstances, foreign taxes withheld from dividends on Jazz ordinary shares, to the extent the taxes do not exceed those taxes that would have been withheld had the U.S. holder been eligible for and actually claimed the benefits of any reduction in such taxes under applicable law or tax treaty, will be creditable against the U.S. holder’s federal income tax liability. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. The rules governing foreign tax credits are complex and, therefore, holders should consult their own tax advisors regarding the availability of foreign tax credits in their particular circumstances.

Subject to the discussion below concerning the PFIC rules, a U.S. holder will recognize taxable gain or loss on the sale, exchange or other taxable disposition of Jazz ordinary shares in an amount equal to the difference, if any, between the amount realized on such taxable disposition and the U.S. holder’s adjusted tax basis in the Jazz ordinary shares, in each case as determined in U.S. dollars. In general, any such gain or loss recognized by a U.S. holder will be treated as U.S. source gain or loss. Gain or loss realized on the sale, exchange or other taxable disposition of Jazz ordinary shares will be capital gain or loss and will generally be long-term capital gain or loss if the Jazz ordinary shares have been held for more than one year. Long-term capital gain of a non-corporate U.S. holder currently is subject to a maximum U.S. federal income tax rate of 20%. The deductibility of capital losses is subject to limitations.

Based on Jazz’s application of the PFIC test described above to the composition of Jazz’s income and the composition and values of Jazz’s assets, Jazz does not believe that it was a PFIC as of December 31, 2020.

Nevertheless, because the calculation of the value of Jazz’s assets may be based in part on the value of Jazz’s ordinary shares, which may fluctuate considerably given that market prices of biopharmaceutical companies historically often have been volatile, it is difficult to predict for any taxable year whether Jazz may be a PFIC. There can be no assurance that Jazz will not be a PFIC in the taxable year in which the effective time occurs or in any subsequent taxable year or that the Internal Revenue Service will agree with Jazz’s conclusion regarding its PFIC status for any taxable year.

If Jazz is a PFIC in any taxable year during which a U.S. holder owns Jazz ordinary shares, such U.S. Holder could be liable for additional taxes and interest charges upon certain distributions by Jazz and on any gain recognized on a sale, exchange or other disposition, including a pledge, of the Jazz ordinary shares, whether or not Jazz continues to be a PFIC. In addition, certain annual tax reporting would be required. U.S. holders should consult their tax advisors concerning the tax consequences to them if Jazz is a PFIC and certain tax elections such U.S. holders may wish to make to mitigate any adverse tax consequences that might arise in the event that Jazz is a PFIC.

Material U.S. Federal Income Tax Consequences to Non-U.S. Holders

Subject to the discussion below under “—Information Reporting and Backup Withholding,” any gain recognized on the receipt of cash or Jazz ordinary shares pursuant to the Transaction by a non-U.S. holder, and any income or gain recognized with respect to dividends received on Jazz ordinary shares or a sale or other disposition of Jazz ordinary shares by a non-U.S. holder, generally will not be subject to U.S. federal income tax unless:

1.

the income or gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such income or gain in the same manner as a U.S. holder and, if the non-U.S. holder is a non-U.S. corporation, such corporation may be subject to branch profits tax at the rate of 30% on the effectively connected gain (or such lower rate as may be specified by an applicable income tax treaty);

2.

the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Transaction and certain other conditions are met, in which case the non-U.S. holder generally will be subject to tax at a 30% rate (or a lower applicable income tax treaty rate) on any such U.S. source gain (other than gain effectively connected with a U.S. trade or business), which may be offset by U.S. source capital losses.

Information Reporting and Backup Withholding

Holders may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to the cash received pursuant to the Transaction, any dividends with respect to Jazz ordinary shares and any proceeds received on the disposition of Jazz ordinary shares, in each case unless such holder properly establishes an exemption (including by establishing its status as a non-U.S. holder) or provides its correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a holder’s U.S. federal income tax liability, if any; provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner.

In addition, individuals that own “specified foreign financial assets” may be required to file an information report (Internal Revenue Service Form 8938) with respect to such assets with their tax returns. Jazz ordinary shares generally will constitute specified foreign financial assets subject to these reporting requirements, unless the Jazz ordinary shares are held in an account at a financial institution (which, in the case of a foreign financial account, may also be subject to reporting). Additionally, under recently finalized U.S. Treasury Regulations, a domestic corporation, domestic partnership, or trust (as described in Section 7701(a)(30)(E) of the Code) which is formed or availed of for purposes of holding, directly or indirectly, specified foreign financial assets may be subject to these rules.

Holders should consult their own tax advisors regarding the information reporting and backup withholding requirements (including the rules applicable to the reporting of specified foreign financial assets) in connection with their receipt of cash pursuant to the Transaction and their ongoing ownership of Jazz ordinary shares.

MATERIAL UNITED KINGDOM TAX CONSEQUENCES OF THE TRANSACTION

The following discussion is a summary of certain aspects of the UK taxation treatment of certain GW shareholders (i) in respect of the disposal of GW ordinary shares or GW ADSs pursuant to the Transaction; and (ii) in respect of their holding and disposal of Jazz ordinary shares. It does not constitute legal or tax advice and does not purport to be a complete analysis of all tax considerations relating to the Transaction and the holding of Jazz ordinary shares. The discussion is based on current UK legislation and what is understood to be current HM Revenue and Customs (“HMRC”) practice, both of which are subject to change, possibly with retrospective effect. It assumes that under the laws of the State of New York either (i) the holder of a GW ADS is the beneficial owner of the underlying GW ordinary shares; or (ii) the beneficial ownership of such underlying shares cannot be conclusively determined.

The discussion is intended as a general guide and, in particular, does not deal with certain types of GW shareholders such as charities, trustees, dealers in securities, persons who have or could be treated for tax purposes as having acquired their GW ordinary shares or GW ADSs by reason of their employment or as carried interest, collective investment schemes, persons subject to UK tax on the remittance basis and insurance companies.

References below to “UK Shareholders” are to GW ordinary shareholders or GW ADS holders (a) who are resident for tax purposes in, and only in, the UK, and, in the case of individuals, to whom “split year” treatment does not apply and who are domiciled for tax purposes only in the UK; (b) who hold their GW ordinary shares or GW ADSs and will hold their Jazz ordinary shares as an investment (other than under a self-invested personal pension plan or individual savings account); and (c) who are the absolute beneficial owners of their GW ordinary shares or GW ADSs and their Jazz ordinary shares.

References below to “non-UK Shareholders” are to GW ordinary shareholders or GW ADS holders who are not domiciled or resident for tax purposes in the UK (and have not within the past five years been resident for tax purposes in the UK).

IF YOU ARE IN ANY DOUBT ABOUT YOUR TAX POSITION OR YOU ARE SUBJECT TO TAXATION IN ANY JURISDICTION OTHER THAN THE UNITED KINGDOM, YOU SHOULD CONSULT AN APPROPRIATELY QUALIFIED INDEPENDENT PROFESSIONAL ADVISER IMMEDIATELY.

GW ordinary shares or GW ADSs

UK Taxation of Disposals—UK Shareholders

UK Shareholders whose GW ordinary shares or GW ADSs are transferred pursuant to, or cancelled as a result of, the Scheme of Arrangement will be disposing of them for the purposes of UK capital gains tax (“CGT”) or corporation tax on chargeable gains (as applicable).

A disposal of GW ordinary shares or GW ADSs by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available allowances, exemptions and reliefs (such as the annual exempt amount for individuals), give rise to a chargeable gain or an allowable loss for the purposes of UK taxation on chargeable gains.

Individuals

Subject to available reliefs or allowances, chargeable gains arising on a disposal of GW ordinary shares or GW ADSs by an individual UK Shareholder will be subject to CGT at the rate of 10 percent or 20 percent depending on the individual’s personal circumstances, including other taxable income and gains in the relevant tax year. Any chargeable gain or allowable loss will be calculated by reference to: (a) either (i) the sterling equivalent of the US dollar cash consideration, computed at the applicable spot rate on the closing date; or (ii) for UK

Shareholders who have made a valid Currency Election under the Currency Conversion Facility, the cash consideration in British pounds payable to them; and (b) the sterling equivalent of the market value of the UK Shareholder’s Jazz ordinary shares.

No indexation allowance will be available to an individual UK Shareholder in respect of any disposal of GW ordinary shares or GW ADSs. The CGT annual exemption may, however, be available to individual UK Shareholders to offset against chargeable gains realized on the disposal of their GW ordinary shares or GW ADSs.

Corporates

Subject to available reliefs or allowances, chargeable gains arising on a disposal of GW ordinary shares or GW ADSs by a UK Shareholder within the charge to UK corporation tax will be subject to UK corporation tax. For UK Shareholders who are companies whose relevant currency for the purposes of Section 9C of the Corporation Tax Act 2010 at the closing date is sterling, any chargeable gain or loss should be calculated in sterling, converting any US dollar cash consideration and the market value of that UK Shareholder’s Jazz ordinary shares into sterling at the applicable spot rate on the closing date. For UK Shareholders who are companies whose relevant currency for the purposes of Section 9C of the Corporation Tax Act 2010 at the closing date is not sterling, any chargeable gain or loss should first be calculated in the company’s relevant currency, converting any cash consideration and the market value of that UK Shareholder’s Jazz ordinary shares not in the relevant currency into the relevant currency at the applicable spot rate on the closing date, and then the resulting gain or loss should be converted from the relevant currency into sterling using the applicable spot rate on the closing date.

For UK Shareholders within the charge to UK corporation tax, indexation allowance may be available where the GW ordinary shares or GW ADSs were acquired prior to December 31, 2017 in respect of the period of ownership of the GW ordinary shares or GW ADSs up to and including December 31, 2017 to reduce any chargeable gain arising (but not to create or increase any allowable loss) on the disposal of their GW ordinary shares or GW ADSs pursuant to the Transaction.

UK Taxation of Disposals—Non-UK Shareholders

An individual non-UK Shareholder that does not conduct any trade, profession or vocation in the UK to which the shares are attributable should not be liable to CGT on capital gains realized on the disposal of their GW ordinary shares or GW ADSs pursuant to the Transaction.

A company which is a non-UK Shareholder should not be liable for UK corporation tax on chargeable gains realized on the disposal of its GW ordinary shares or GW ADSs pursuant to the Transaction unless it carries on a trade in the UK through a permanent establishment to which the shares are attributable.

Stamp Duty and Stamp Duty Reserve Tax (“SDRT”)

Any stamp duty and SDRT payable as a result of the transfer of the GW ordinary shares or GW ADSs under the Scheme of Arrangement will not be payable by the GW shareholders or GW ADS holders.

Jazz ordinary shares

UK Taxation of Disposals—UK Shareholders

A disposal by a UK Shareholder of their Jazz ordinary shares may, depending on the UK Shareholder’s circumstances and subject to any available allowances, exemptions and reliefs (such as the annual exempt amount for individuals), give rise to a chargeable gain or an allowable loss for the purposes of UK taxation on chargeable gains.

Individuals

Subject to available reliefs or allowances, chargeable gains arising on a disposal of Jazz ordinary shares by an individual UK Shareholder will be subject to CGT at the rate of 10 per cent. or 20 per cent. depending on the individual’s personal circumstances, including other taxable income and gains in the relevant tax year.

No indexation allowance will be available to an individual UK Shareholder in respect of any disposal of their Jazz ordinary shares. The CGT annual exemption may, however, be available to individual UK Shareholders to offset against chargeable gains realized on the disposal of their Jazz ordinary shares.

Corporates

Subject to available reliefs or allowances, chargeable gains arising on a disposal of Jazz ordinary shares by a UK Shareholder within the charge to UK corporation tax will be subject to UK corporation tax.

UK Income Tax—UK Shareholders

Individuals

Dividends received in respect of Jazz ordinary shares by an individual UK Shareholder may form part of that Shareholder’s total income for income tax purposes and will represent the highest part of that income.

Corporates

Dividends received in respect of Jazz ordinary shares by UK Shareholders within the charge to UK corporation tax may be subject to tax on these dividends, subject to any relevant exemptions applying.

MATERIAL IRISH TAX CONSEQUENCES OF THE TRANSACTION

The following is a summary of the material Irish tax consequences for non-Irish resident GW shareholders relating to the Transaction and the holding of Jazz ordinary shares. The summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners in effect on the date of this summary. Changes in law and/or administrative practice may result in alteration of the tax considerations described below, possibly with retrospective effect.

The summary does not constitute tax advice and is intended only as a general guide. The summary is not exhaustive and GW shareholders should consult their own tax advisors about the Irish tax consequences (and the tax consequences under the laws of other relevant jurisdictions) of the Transaction, including the acquisition, ownership and disposal of Jazz ordinary shares. The summary applies only to GW shareholders who will hold Jazz ordinary shares as capital assets and does not apply to other categories of GW shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders who have, or who are deemed to have, acquired Jazz ordinary shares by virtue of an Irish office or employment (performed or carried on in Ireland). Such persons may be subject to special rules.

Tax on chargeable gains

The current rate of Irish capital gains tax (“CGT”) (where applicable) is 33%. A disposal of Jazz ordinary shares by a GW shareholder who is not resident or ordinarily resident for tax purposes in Ireland will not give rise to any CGT unless such shares are used, held or acquired for the purposes of a trade or business carried on by such shareholder through a branch or agency in Ireland.

A GW shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, be liable to CGT on any chargeable gain realized on a disposal of Jazz ordinary shares during the period in which such individual is non-resident.

Stamp duty

Any Irish stamp duty payable as a result of the transfer of the GW ordinary shares or GW ADSs pursuant to the Transaction will not be payable by the GW shareholders. The general Irish stamp duty consequences of any subsequent disposal or transfer of Jazz ordinary shares are considered below.

The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the price paid or the market value of the shares acquired, whichever is greater. Where Irish stamp duty arises, it is generally a liability of the transferee.

Shares held through DTC

A transfer of Jazz ordinary shares effected by means of the transfer of book entry interests in DTC will not be subject to Irish stamp duty. On the basis that the majority of Jazz ordinary shares to be delivered pursuant to the Transaction will be held through DTC, it is anticipated that most transfers of Jazz ordinary shares will be exempt from Irish stamp duty.

Shares held outside of DTC or transferred into or out of DTC

A transfer of Jazz ordinary shares where any party to the transfer holds such shares outside of DTC may be subject to Irish stamp duty. GW shareholders wishing to transfer their shares into (or out of) DTC may do so without giving rise to Irish stamp duty provided that:

•	there is no change in the beneficial ownership of such shares as a result of the transfer; and

•	the transfer into (or out of) DTC is not effected in contemplation of a sale of such shares by a beneficial owner to a third party.

In order for the share registrar to be satisfied as to the application of this Irish stamp duty treatment where relevant, the shareholder must confirm to Jazz that the shareholder would be the beneficial owner of the related book-entry interest in those ordinary shares recorded in the systems of DTC (and in exactly the same proportions) (or vice-versa) as a result of the transfer and there is no agreement being contemplated for the sale of the related book-entry interest or the ordinary shares or an interest in the ordinary shares, as the case may be, by the shareholder to a third party.

Withholding tax on dividends

While Jazz has no current plans to pay dividends, dividends on Jazz ordinary shares would generally be subject to Irish Dividend Withholding Tax, currently at a rate of 25%, unless an exemption applies.

Income tax on dividends paid on Jazz ordinary shares

Irish income tax may arise for certain persons in respect of dividends received from Irish resident companies. A GW shareholder that is not resident or ordinarily resident in Ireland and that is entitled to an exemption from DWT generally has no liability to Irish income tax or the universal social charge on a dividend received from Jazz. An exception to this position may apply where such shareholder holds Jazz ordinary shares through a branch or agency in Ireland through which a trade is carried on.

A GW shareholder that is not resident or ordinarily resident in Ireland and that is not entitled to an exemption from DWT generally has no additional Irish income tax liability or a liability to the universal social charge. The DWT deducted by Jazz discharges the liability to income tax. An exception to this position may apply where the shareholder holds Jazz ordinary shares through a branch or agency in Ireland through which a trade is carried on.

Capital acquisitions tax

Irish capital acquisitions tax (“CAT”) comprises principally gift tax and inheritance tax. CAT could apply to a gift or inheritance of Jazz ordinary shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Jazz ordinary shares are regarded as property situated in Ireland for Irish CAT purposes as Jazz’s share register must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is levied at a rate of 33% above certain tax-free thresholds. The appropriate tax free threshold is dependent upon (i) the relationship between the donor and the donee, and (ii) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses of the same marriage or civil partners of the same civil partnership are exempt from CAT. Children have a tax free threshold of €335,000 in respect of taxable gifts or inheritances received from their parents. GW shareholders should consult their own tax advisors as to whether CAT is creditable or deductible in computing any domestic tax liabilities. There is also a “small gift exemption” from CAT whereby the first €3,000 of the taxable value of all taxable gifts taken by a donee from any one donor, in each calendar year, is exempt from CAT and is also excluded from any future aggregation. This exemption does not apply to an inheritance.

THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. HOLDERS OF JAZZ ORDINARY SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES IN IRELAND, INCLUDING THE ACQUISITION, OWNERSHIP AND DISPOSAL OF JAZZ ORDINARY SHARES.

COMPARISON OF RIGHTS OF SHAREHOLDERS OF GW AND JAZZ

Your rights as a GW shareholder are governed by English law and the GW Articles. Following completion of the Transaction, you will own Jazz ordinary shares and have the rights of a Jazz shareholder. Your rights as a Jazz shareholder will generally be governed by Irish law and the Jazz Constitution.

The economic and voting rights of GW ordinary shares and Jazz ordinary shares are similar. However, there are differences between your rights under applicable English law and Irish law. In addition, there are differences between the GW Articles and the Jazz Constitution.

The following discussion is a summary of the material differences between (i) the current rights of GW shareholders under English law and the GW Articles and (ii) the current rights of Jazz shareholders under Irish law and the Jazz Constitution. This summary does not cover all of the differences between English law and Irish law affecting companies and their shareholders or all of the differences between the GW Articles and the Jazz Constitution. In addition, the identification of some of the differences below as material is not intended to indicate that other differences that are equally important do not exist. This summary is qualified in its entirety by reference to the complete text of the relevant provisions of English law and Irish law and the GW Articles and the Jazz Constitution, which you are encouraged to read in their entirety. Copies of the GW Articles and Jazz Constitution have been filed with the SEC. To find out where copies of these documents can be obtained, see the section entitled “Where You Can Find More Information” beginning on page 171 of this proxy statement.

Between the date of the Transaction Agreement and the effective time, Jazz has agreed to restrictions on its ability to adopt or approve any change to the Jazz Constitution that would materially and adversely impact the rights of Jazz shareholders or would prevent, materially delay or materially impair the ability of Jazz or Bidco to perform their obligations under the Transaction Agreement or to consummate the transactions contemplated by the Transaction Agreement.

GW	Jazz
Voting Rights, Voting, Generally, Supermajority Vote Requirements
Each GW shareholder who is present, in person or by proxy, is entitled to one vote for each GW ordinary share held by such GW shareholder, subject to any rights or restrictions for the time being attached to any class or classes of shares.	Each Jazz shareholder who is present, in person or by proxy, is entitled to one vote for each Jazz ordinary share held by such Jazz shareholder.

If issued, the voting rights of holders of preference shares will be determined by “ordinary resolution” (or failing any such determination, as the GW Board may determine) in accordance with the GW Articles.	The terms of any preference shares are not currently authorized in accordance with the Jazz Constitution.

Under English law and the GW Articles, certain matters require an “ordinary resolution,” which must be approved by at least a simple majority of the votes cast, in person or by proxy, at a general meeting. Certain other matters require a “special resolution,” which requires the affirmative vote of at least 75% of the votes cast, in person or by proxy, at a general meeting. In each case, abstentions and non-votes are not counted as a vote for or against.	Under Irish law and the Jazz Constitution, certain matters require an “ordinary resolution,” which must be approved by at least a simple majority of the votes cast, in person or by proxy, at a general meeting. Certain other matters require a “special resolution,” which requires the affirmative vote of at least 75% of the votes cast, in person or by proxy, at a general meeting. In each case, abstentions and non-votes are not counted as a vote for or against.

An ordinary resolution is required to (among other things): remove a director; provide, vary or renew the directors’ authority to allot shares (for up to five years); or elect a director.	An ordinary resolution is required to (among other things): remove a director; increase a company’s authorized share capital; provide, vary or renew the directors’ authority to allot shares (for up to five years); or elect a director.

A special resolution is required to (among other things): alter a company’s articles of association; disapply statutory pre-emptive rights on allotment of securities for cash (for up to five years); reduce a company’s share capital; or re-register a public company as a private company (or vice versa).	A special resolution is required to (among other things): alter a company’s constitution; disapply statutory pre-emption rights on allotment of equity securities for cash (for up to five years); reduce a company’s share capital; or re-register a public company as a private company (or vice versa).

On a poll, each shareholder present, in person or by proxy, at the general meeting is entitled to one vote for each GW ordinary share held by such GW shareholder.	On a poll, each shareholder present, in person or by proxy, at the general meeting is entitled to one vote for each Jazz ordinary share held by such Jazz shareholder.
Quorum

A quorum is present if both (x) two qualifying persons are present at a meeting (unless such persons are qualifying persons only because (i) each person is authorized to act as the representative of a corporation in relation to the meeting and both persons are representatives of the same corporation, or (ii) each person is appointed as proxy of a shareholder in relation to the meeting and both persons are proxies of the same shareholder) and (y) those qualifying persons present together hold (or are the representative or proxy of shareholders in relation to the meeting holding) at least one-third in number of the issued shares entitled to vote on the business to be transacted.

For such purposes, (x) a “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting and (y) where a qualifying person is present as proxy of a member in relation to the meeting, only the shares in respect of which the proxy is authorized to exercise voting rights will be treated as held for the purposes of determining whether a quorum is present.

A quorum is present at any general meeting when one or more Jazz shareholders holding at least one half of the issued and outstanding Jazz ordinary shares entitled to vote are present in person or by proxy.
Cumulative Voting
Cumulative voting is not recognized under English law.	Cumulative voting is not recognized under Irish law.
Action by Written Consent
Under English law, GW’s shareholders cannot pass a resolution by written consent; they can only pass resolutions taken at duly convened and held general meetings.	Under Irish law, Jazz’s shareholders can pass a resolution by unanimous written consent. However, given the impracticalities of obtaining unanimous consent, resolutions are generally only proposed and passed at general meetings.

Shareholder Resolutions and Shareholder Nominations of Directors

Shareholders can require resolutions to be put before a general meeting they have convened so long as such resolution would not be ineffective (for example, due to illegality or an inconsistency with GW’s Articles), defamatory, or frivolous or vexatious.

Shareholders can require resolutions to be put before the general meetings provided that the request must be made by either (a) a shareholder or shareholders representing at least 5% of the total voting rights of all the shareholders having a right to vote on the resolution at the general meeting (excluding voting rights attached to any treasury shares), or (b) at least 100 shareholders with the right to vote on the resolution at the general meeting and each holding, on average, at least £100 of paid-up share capital.

The shareholder request must (i) identify the resolution, (ii) be received by GW not later than six weeks before the relevant annual general meeting or, if later, the time that the general meeting notice is given and (ii) be authenticated by the shareholder(s) making it.

Subject to the provisions of the GW Articles, shareholders may by ordinary resolution elect any person who is willing to act to be a director either to fill a casual vacancy or as an addition to the existing directors, so long as the total number of directors does not exceed any maximum number fixed by or in accordance with the GW Articles. Unless and until determined otherwise at a general meetings, the number of directors under the GW Articles is not currently subject to any maximum. No person, other than a director retiring at the meeting, is eligible for election as a director at any general meeting unless (a) he is recommended by the directors; or (b) not less than seven nor more than 42 days before the date appointed for the meeting there has been left at the registered office of GW notice in writing signed by some member (other than the person to be proposed) duly qualified to attend and vote at the meeting for which such notice is given of such member’s intention to propose such person for election and also notice in writing signed by the person to be proposed of such person’s willingness to be elected and stating all such details of such person as would, on such person’s election, be required to be included in the Company’s register of directors and register of directors’ residential addresses.

Under Irish law, one or more members holding not less than 10% of Jazz’s paid-up share capital carrying voting rights have the right to requisition the holding of an extraordinary general meeting and to put resolutions before such extraordinary general meeting.

A shareholder’s notice to nominate persons for election to the Jazz Board at an extraordinary general meeting must be delivered to the secretary of Jazz at Jazz’s registered office or such other designated place not earlier than the 150th day prior to such general meeting and not later of the 90th day prior to such general meeting or the 10th day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Jazz Board to be elected at such meeting.

Shareholders are also permitted to nominate persons for election to the board of directors of Jazz at an annual general meeting but are not otherwise able to require resolutions to be put before an annual general meeting under the Jazz Constitution. A shareholder’s notice to nominate persons for election to the Jazz Board at an annual general meeting shall be delivered to the secretary at the Jazz registered office, or such other designated place not less than 90 days nor more than 150 days prior to the first anniversary of the date the Jazz proxy statement was first released to members in connection with the prior year’s annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than 30 days from the first anniversary date of the prior year’s annual general meeting, notice by the member to be timely must be so delivered not earlier than the 150th day prior to such annual general meeting and not later than the later of the 90th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

For notices relating to the nomination for election or re-election of directors (other than directors to be nominated by any series of preferred shares), the notice must include all the information required to be disclosed under the Exchange Act.

Sources and Payment of Dividends
GW may pay dividends and make distributions on its issued share capital only out of its distributable reserves, generally defined as its accumulated, realized profits (so far as not previously utilized by distribution or capitalization) less its accumulated realized losses (so far as not previously written off in a reduction or reorganization of capital duly made). Distributable reserves includes reserves created by way of capital reduction. No dividend can be paid out of share capital or undistributable reserves, which include share premiums (which are equal to the excess of the consideration for the issuance of shares over the aggregate nominal amount of such shares), any capital redemption reserve fund and the amount by which a company’s accumulated, unrealized profits, so far as not previously utilized by any capitalization, exceed the company’s accumulated, unrealized losses, so far as not previously written off in a reduction or reorganization of capital.	Jazz may pay dividends and make distributions on its issued share capital only out of its distributable reserves, generally defined as its accumulated realized profits (so far as not previously utilized by distribution or capitalization) less its accumulated realized losses (so far as not previously written off in a reduction or reorganization of capital, duly made). Distributable reserves includes reserves created by way of capital reduction. No dividend can be paid out of share capital or undistributable reserves, which include share premiums (which are equal to the excess of the consideration for the issuance of shares over the aggregate nominal amount of such shares), any capital redemption reserve fund and the amount by which a company’s accumulated, unrealized profits, so far as not previously utilized by any capitalization, exceed the company’s accumulated, unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

Under English law, GW is not permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves or to the extent that the distribution will reduce the net assets below such amount.	Under Irish law, Jazz is not permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its called-up share capital and undistributable reserves or to the extent that the distribution will reduce the net assets below such amount.
Declaration of Dividends
The GW Articles authorize the GW Board to declare such interim dividends as appear justified to the GW Board by the profits of GW.	The Jazz Constitution authorizes the Jazz Board to declare interim dividends.

The GW Board may also recommend a dividend to be approved and declared by the GW shareholders at a general meeting by way of ordinary resolution.	The Jazz Board may also recommend a final dividend to be approved and declared by the Jazz shareholders at an annual general meeting.

The GW Articles provide that GW may, upon the recommendation of the GW Board, by ordinary resolution, direct payment of a dividend wholly or partly by the distribution of specific assets (and in particular of paid up shares or debentures of any other company) and the GW Board must give effect to such resolution.	The Jazz Constitution provides that the Jazz Board or any general meeting declaring a dividend (upon recommendation of the Jazz Board) may direct that it be paid wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures, or debenture stock of any other company or in any one or more of such ways.
Record Date
The GW Articles provide that, subject to certain restrictions, GW or the GW Board may by resolution set the record date for a dividend or other distribution.	The Jazz Constitution provides that, subject to certain restrictions, the Jazz Board may set the record date for a dividend or other distribution.

Purchase and Redemption of Stock
Under English law, a company may, in certain circumstances, purchase its own ordinary shares either (i) on-market on a recognized stock exchange, which does not include Nasdaq or (ii) off-exchange (i.e., other than on a recognized stock exchange).	Under the Companies Act 2014 (the “Irish Companies Act”), a company may purchase its own shares either (i) on-market on a recognized stock exchange, which includes Nasdaq or (ii) off-exchange (i.e., other than on a recognized stock exchange).

For a company to make on-exchange purchases of ordinary shares, its shareholders must provide a general authorization to do so by way of an ordinary resolution. Such authority must specify an expiry date with a maximum period of five years before it is required to be renewed and must specify: (i) the maximum number of shares that may be purchased; and (ii) the maximum and minimum prices that may be paid for the shares, either by specifying particular sums or providing a formula.	For Jazz to make on-market purchases of Jazz ordinary shares, Jazz shareholders must provide general authorization to Jazz to do so by way of an ordinary resolution. Such authority can be given for a maximum period of five years before it is required to be renewed and must specify: (i) the maximum number of shares that may be purchased; and (ii) the maximum and minimum prices that may be paid for the shares, either by specifying particular sums or providing a formula.

For an off-exchange purchase, the proposed purchase contract must be authorized by ordinary resolution of shareholders before being entered into or, if it is to be entered into before it has been authorized, the contract must provide that no ordinary shares may actually be purchased until the terms of the contract have been authorized by a resolution of GW. The purchase contract must also be made available for inspection by shareholders at the registered office at least 15 days ending with the date of the general meeting where the resolution to approve the purchase contract is being proposed and at the general meeting itself.

For an off-exchange purchase, the proposed purchase contract must be authorized by a special resolution of Jazz shareholders before being entered into.

In addition, in accordance with the Irish Companies Act and the Jazz Constitution, Jazz may also implement repurchases of shares as a redemption. The Jazz Constitution provides that unless the Jazz Board specifically elects to treat such acquisition as a purchase for the purposes of the Irish Companies Act, a Jazz ordinary share shall be deemed to be a redeemable share on, and from the time of, the existence or creation of an agreement, transaction or trade between Jazz (including any agent or broker acting on behalf of Jazz) and any third party pursuant to which Jazz acquires or will acquire ordinary shares, or an interest in ordinary shares, from the relevant third party. In these circumstances, the acquisition of such shares by Jazz shall constitute the redemption of a redeemable share in accordance with the Companies Act. This authority is not subject to periodic renewal requirements.

GW may issue redeemable shares and redeem them or purchase shares only if the shares are fully paid and only out of (i) distributable reserves or (ii) the proceeds of a new issue of shares made for the purpose of the purchase or redemption.	Jazz may issue any shares which are to be redeemed or liable to be redeemed at the option of Jazz or the Jazz shareholders on such terms and in such manner as may be determined by the Jazz shareholders in general meeting (by way of a special resolution) on the recommendation of the Jazz Board. Jazz may only redeem or purchase its shares out of (i) distributable reserves or (ii) the proceeds of a new issue of shares made for the purpose of the redemption or purchase. Further, Jazz may not redeem nor purchase any of its own shares if, as a result of such redemption or purchase, the nominal value of its issued share capital which is not redeemable would be less than 10% of the nominal value of Jazz’s total issued share capital.

Under English law, purchased shares must then be cancelled or held as treasury shares. Shares which have been redeemed are not capable of being held as treasury shares given that such shares are treated as cancelled upon redemption. There is no limit on the number of shares that a company can hold as treasury shares.	Under Irish law, purchased and redeemed shares may be cancelled or held as treasury shares. The aggregate nominal value of treasury shares held by Jazz at any time must not exceed 10% of Jazz’s company capital (and, for this purpose, shares acquired by subsidiaries of Jazz, will be deemed to be held in treasury).
Voting Treasury Stock
Under English law, GW cannot exercise any voting rights in respect of any treasury shares. A company may elect to cancel its treasury shares at any time.	Under Irish law, Jazz cannot exercise any voting rights in respect of any treasury shares. Depending on the circumstances of their acquisition, treasury shares may be held indefinitely or may be required to be disposed of or cancelled after one or three years.
Meetings of Shareholders
The GW Articles provide that the GW Board may convene general meetings of the GW shareholders at any place they so designate.	The Jazz Constitution provides that the Jazz Board may convene general meetings of the Jazz shareholders at any place it so designates.

The notice of the general meeting must state, among other matters: (i) the time, date and place of the meeting; (ii) the general nature of the business to be dealt with and a statement informing shareholders of their rights to appoint a proxy; and (iii) in the case of a proposed special resolution, the text or substance of that proposed special resolution.	The notice of a general meeting must, among other matters, state: (i) the time, date and place of the meeting; (ii) the general nature of the business to be transacted at the meeting; and (iii) in the case of a proposed special resolution, the text or substance of that proposed special resolution.

GW is required to hold a general meeting as its annual general meeting each year in addition to any other meetings in that year.	Jazz is required to hold an annual general meeting at intervals of no greater than 15 months from the previous annual general meeting.

Under English law, an annual general meeting must be called by at least 21 clear days’ notice.	Under Irish law, an annual general meeting or an extraordinary general meeting at which a special resolution is to be proposed must be called by at least 21 clear days’ notice.

Under English law, a meeting other than the annual general meeting must be called by not less than 14 clear days’ notice.	Under Irish law, a meeting other than an annual general meeting or an extraordinary general meeting at which a special resolution is to be proposed must be called by not less than 14 clear days’ notice.

English law requires that notice of a general meeting be given to GW’s shareholders, GW’s auditors, GW’s directors, and to persons who have been nominated by a shareholder to receive notice in accordance with the time periods specified above.	Irish law requires that notice of an annual or extraordinary general meeting must be given to Jazz shareholders, Jazz’s auditors and to Jazz’s directors and secretary in accordance with the time periods specified above.

When a meeting is properly requisitioned by the GW shareholders (see “Special Meetings of Shareholders” below), the GW Board must call the general meeting within 21 days, and the meeting itself should be held not more than 28 days after the date of the notice convening the meeting.	When a meeting is properly requisitioned by the shareholders of Jazz (see “Special Meetings of Shareholders” below), the Jazz Board must call the general meeting within 21 days, and the meeting itself must be held within two months of the receipt of the requisition notice.

“Clear days” means calendar days and excludes: (i) the date of receipt or deemed receipt of the notice; and (ii) the date of the meeting itself.	“Clear days” means calendar days and excludes: (i) the date of receipt or deemed receipt of the notice; and (ii) the date of the meeting itself.
Special Meetings of Shareholders
The GW Articles provide that general meetings of shareholders may be called on the order of the GW Board.	The Jazz Constitution provides that general meetings of shareholders may be called on the order of the Jazz Board.

Under English law, one or more shareholders representing at least 5% of GW’s paid up capital carrying voting rights have the right to requisition the holding of a general meeting.	Under Irish law, one or more shareholders holding not less than 10% of Jazz’s paid-up share capital carrying voting rights have the right to requisition the holding of an extraordinary general meeting.
Appraisal Rights
English law does not provide for “appraisal rights”. However, English law provides for dissenters’ rights in certain situations (including dissenters’ rights that permit a shareholder to object to a Court in the context of the compulsory acquisition of minority shares). See “Shareholders’ Votes on Certain Transactions” below.	Irish law does not provide for “appraisal rights”. However, Irish law does provide for dissenters’ rights in certain situations (including dissenter’s rights that permit a shareholder to object to a Court in the context of the compulsory acquisition of minority shares). See “Shareholders’ Votes on Certain Transactions” below.
Pre-emptive Rights
Under English law, unless either a special resolution to the contrary has been passed by the shareholders or there is a provision in the articles of association conferring a corresponding right, the issuance for cash of:	Under Irish law, unless either a special resolution to the contrary has been passed by the shareholders or there is a provision in the constitution conferring a corresponding right, the issuance for cash of:

(i) equity securities (i.e., ordinary shares, which are shares other than shares which, with respect to dividends or capital, carry a right to participate only up to a specified amount in a distribution); or

(i) equity securities, (i.e., ordinary shares, which are shares other than shares which, with respect to dividends or capital, carry a right to participate only up to a specified amount in a distribution); or

(ii) rights to subscribe for or convert securities into, ordinary shares;	(ii) rights to subscribe for or convert securities into, ordinary shares;

must be offered first to the existing ordinary shareholders in proportion to their respective nominal values of their holdings. English law permits GW’s shareholders by special resolution to dis-apply pre-emptive rights for a period of up to five years.	must be offered first to the existing ordinary shareholders in proportion to their respective nominal values of their holdings. Irish law permits Jazz’s shareholders by special resolution to dis-apply pre-emptive rights for a period of up to five years.

Pre-emptive rights generally do not apply to a company’s issuance of shares (i) in exchange for	Pre-emptive rights generally do not apply to a company’s issuance of shares (i) in exchange for

consideration other than cash; (ii) pursuant to an employees’ share scheme or similar equity plan; or (iii) which are considered non-equity securities.	consideration other than cash; (ii) pursuant to an employees’ share scheme or similar equity plan; or (iii) which are considered non-equity securities.
Amending the Governing Documents
Under English law, a special resolution of the shareholders is required to amend any provision of the GW Articles, unless the GW Articles provide that a greater level of consent is required. The GW Board does not have the power to amend the GW Articles without shareholder approval.	Under Irish law, a special resolution of the shareholders is required to amend any provision of the Jazz Constitution, unless the Jazz Constitution provides that a greater level of consent is required. The Jazz Board does not have the power to amend the Jazz Constitution without shareholder approval.
Preference Shares
Under English law, GW can issue preference shares, giving the holders rights of priority over ordinary shareholders.	Under Irish law, Jazz can issue preference shares, giving the holders rights of priority over ordinary shareholders.

The GW Articles permit any share in GW to be issued with such preferred, deferred or other rights, or such restrictions, whether in regard to dividend, return of capital, voting or otherwise, as GW may from time to time by ordinary resolution determine (or failing any such determination as the GW Board may determine).	The Jazz Constitution permits any share in Jazz to be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as Jazz may from time to time by ordinary resolution determine.
Share Class Rights

If at any time the share capital of GW is divided into different classes of shares, the rights or privileges attached to any class may (unless otherwise provided by the terms of issue of the shares of that class) be varied or abrogated, either while GW is a going concern or during or in contemplation of a winding-up, either with the consent in writing of the holders of three-fourths in nominal value of the issued shares of the class (excluding any shares of that class held as treasury shares), or with the sanction of a special resolution passed at a separate general meeting of such holders (but not otherwise). All the provisions of the GW Articles relating to general meetings will apply to such separate general meetings, except that:

All the provisions of the GW Articles relating to general meetings will apply to such separate general meetings, except that:

(a)   the necessary quorum will be two holders present holding at least one-third in nominal value of the issued shares of the class excluding any shares of that class held as treasury shares (but if at any adjourned meeting a quorum as defined above is not present, one holder present holding shares of the class in question will be a quorum) provided that where a shareholder is present

If at any time the share capital of Jazz is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may be varied or abrogated with the consent in writing of the holders of three-quarters of all the votes of the issued shares of that class, or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of that class.

The provisions of the Jazz Constitution relating to general meetings of Jazz will apply to such general meetings of the holders of a class of shares except that the necessary quorum will be one or more persons holding or representing by proxy at least one-half of the issued shares of the class.

The rights conferred upon the holders of the shares of any class issued with preferred or other rights will not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by (i) the creation or issue of further shares ranking equally; (ii) a purchase or redemption by Jazz of its own shares; or (iii) the creation or issue for value (as determined by the Jazz Board) of further shares ranking in priority to them as regards participation in the profits or assets of Jazz or otherwise.

by proxy or proxies, such holder is treated as holding only the shares in respect of those proxies which are authorized to exercise voting rights;

(b)   any holder of shares of the class present in person or by proxy may demand a poll; and

(c)   each holder will, on a poll, have one vote for each share of the class held by such holder.

Shareholders’ Votes on Certain Transactions
As noted above, “ordinary resolutions” must be approved by a simple majority of the votes cast by shareholders at a general meeting. “Special resolutions” require the affirmative vote of at least 75% of the votes cast at a general meeting to be approved.	As noted above, “ordinary resolutions” must be approved by at least a simple majority of the votes cast, in person or by proxy, by shareholders at a general meeting. “Special resolutions” require the affirmative vote of at least 75% of the votes cast, in person or by proxy, at a general meeting to be approved.

Under English law and subject to applicable U.S. federal securities laws and Nasdaq rules and regulations, if GW proposes to acquire another company, approval of the GW shareholders is not required.	Under Irish law and subject to applicable U.S. federal securities laws and Nasdaq rules and regulations, if Jazz proposes to acquire another company, approval of the Jazz shareholders is not required unless effectuated as a domestic or cross-border statutory merger or approval is otherwise required to enable Jazz to deliver consideration in the form of shares as part of that transaction where standing approvals are not otherwise in place.

Under English law, if another company proposes to acquire GW, the requirement for the approval of the GW shareholders depends on the method of acquisition.	Under Irish law, if another company proposes to acquire Jazz, the requirement for the approval of the Jazz shareholders depends on the method of acquisition.

Under English law, there is no concept of a statutory merger.	Under Irish law, a domestic statutory merger between Jazz and another Irish company will require approval of the Jazz shareholders and the shareholders of the other company by way of a special resolution, together with the sanction of the High Court of Ireland (the “Irish Court”).

A scheme of arrangement is a statutory procedure which allows a company to reach an arrangement or compromise with any class of its shareholders, and can be used in certain types of reconstructions, amalgamations, capital reorganizations or takeovers. A scheme of arrangement requires the approval of: (i) a simple majority in number of shareholders representing at least 75% in value of the shareholders or class of shareholders present and voting either in person or by proxy at a special meeting convened by order of the court; and (ii) the Court. Once approved, sanctioned and becoming effective, all shareholders of the relevant class

A scheme of arrangement is a statutory procedure which can be utilized to acquire an Irish company. A scheme of arrangement involves the target company putting an acquisition proposal to its shareholders, which can be: (i) a transfer scheme, pursuant to which their shares are transferred to the bidder in return for the relevant consideration; or (ii) a cancellation scheme, pursuant to which their shares are canceled in return for the relevant consideration, with new shares issued to the bidder, with the result in each case that the bidder will become the 100% owner of the target company. A scheme of

are bound by the terms of the scheme of arrangement. Dissenting shareholders have the right to appear at the Court hearing and make representations in objection to the scheme.	arrangement requires the approval of a simple majority in number of the shareholders of each class of issued shares, representing at least 75% in value of the shares of each class, present and voting, in person or by proxy, at a general, or relevant class, meeting of the target company. A scheme of arrangement also requires the sanction of the Irish Court. Subject to the requisite shareholder approval and sanction of the Irish Court, the scheme of arrangement will be binding on all shareholders. Dissenting shareholders have the right to appear at the Irish Court hearing and make representations in objection to the scheme.

The Companies Act also provides that where (i) a takeover offer is made for shares, and (ii) following the offer, the offeror has acquired or contracted to acquire not less than 90% in value of the shares to which the takeover offer relates, and not less than 90% of the voting rights carried by the shares to which the offer relates, the offeror may require the other shareholders who did not accept the offer to transfer their shares on the terms of the offer. A dissenting shareholder may object to the transfer on the basis that the bidder is not entitled to acquire shares or to specify terms of acquisition different from those in the offer by applying to the Court within six weeks of the date on which notice of the transfer was given. In the absence of fraud or oppression, the Court is unlikely to order that the acquisition cannot take effect, but it may specify terms of the transfer that it finds appropriate.	Under a takeover offer, the bidder will make a general offer to the target shareholders to acquire their shares. The offer must be conditional on the bidder acquiring, or having agreed to acquire (pursuant to the offer, or otherwise) securities conferring more than 50% of the voting rights of the target. The bidder may require any remaining shareholders to transfer their shares on the terms of the offer (i.e., a “squeeze out”) if it has acquired, pursuant to the offer, not less than a specific percentage of the target shares to which the offer relates. As Jazz is not listed on an EEA regulated market (Nasdaq only), the relevant applicable percentage for Jazz is 80%. A dissenting shareholder may object to the transfer on the basis that the offeror is not entitled to acquire its shares or to specify terms of acquisition different from those in the offer by applying to the Irish Court within 30 days of the date on which notice of the transfer was given.

A minority shareholder is also entitled in similar circumstances to require the offeror to acquire such minority shareholder’s shares on the terms of the offer.	A minority shareholder is also entitled in similar circumstances to require the bidder to acquire such minority shareholder’s shares on the terms of the offer.

With effect from December 31, 2020, UK companies can no longer participate in cross-border statutory mergers as EU law ceased to be generally applicable in the UK.	A cross border merger is a statutory procedure under the European Communities (Cross-Border Mergers) Regulations 2008 whereby a variety of business combinations between Irish companies and other EEA incorporated companies (including mergers) can be effected. Among other matters, a cross border merger will require the approval of Jazz’s shareholders by way of a special resolution together with the sanction of the Irish Court. A shareholder who voted against the special resolution approving the merger or a company in which 90% of the shares are held by the other party to the merger, has the right to request that the company acquire its shares for cash at a price determined in accordance with the share exchange ratio set out in the merger agreement.

Related Party Transactions
Under English law, certain transactions between a director and a related company of which such director is a director are prohibited unless approved by the shareholders, such as loans (including quasi-loans), credit transactions and substantial property transactions.	Under Irish law, certain transactions between a director and a related company of which such director is a director are prohibited unless approved by Jazz shareholders, such as loans (including quasi-loans), credit transactions and substantial property transactions. This prohibition extends to transactions with close personal relations and companies controlled by any such director.
Rights of Inspection Generally
Generally, the register and index of names of GW shareholders may be inspected at any time (i) for free by GW shareholders and (ii) for a fee by any other person.	Generally, the register of members and index of names of Jazz shareholders may be inspected during business hours (i) for free by Jazz Shareholders or (ii) for a fee by any other person, subject to Jazz’s entitlement to ‘close’ the register for up to 30 days per year.

The inspecting shareholder has to show that such shareholder has a proper purpose in inspecting the register. Documents may be copied for a fee.

The register of directors and service contracts of the GW directors can be inspected without charge and during business hours. In this context, under applicable English law, a “director” includes certain executive officers and a “service contract” includes any contract under which such a director or executive officer undertakes personally to provide services to the company or a subsidiary company, whether in that person’s capacity as a director, an executive officer or otherwise. If any service contract is not in writing, a written memorandum setting out the terms of such contract must be provided by GW.	The service contracts of the Jazz directors can be inspected by Jazz shareholders without charge and during business hours. A “service contract” includes any contract under which a Jazz director undertakes personally to provide services to Jazz or one of its subsidiaries, whether in such person’s capacity as a director, executive officer or otherwise. Service contracts with an unexpired term of less than three years or which can be terminated within 3 years without compensation are not required to be kept for inspection.

GW shareholders may also inspect, without charge and during business hours, the minutes of meetings of GW shareholders and obtain copies of such minutes for a fee.	Jazz Shareholders may also inspect, without charge and during business hours, the minutes of meetings of Jazz shareholders and obtain copies of such minutes for a fee.

In addition, GW’s published annual accounts are required to be available to GW shareholders at a general meeting, and a GW shareholder is entitled to receive a copy of such accounts.	In addition, Jazz’s published annual statutory financial statements are required to be available to Jazz shareholders at a general meeting, and a Jazz shareholder is entitled to a copy of such financial statements.

Under English law, the shareholders of GW do not have the right to inspect the corporate books of GW or any subsidiary of GW.	Under Irish law, the shareholders of a company do not have the right to inspect the corporate books of the company or a subsidiary of that company.
Standard of Conduct for Directors
English law imposes certain specific obligations on the GW directors. In addition to certain common law and	Under Irish law, a fiduciary relationship exists between the directors and the company, whereby the directors serve as fiduciaries with respect to the care equitable principles, there are statutory director duties, including seven codified duties as follows:

(i) to act in a way such director considers, in good faith, would be most likely to promote the success of the company for the benefit of its shareholders as a whole;

(ii)  to act in accordance with the company’s constitution and exercise powers only for the purposes for which they are conferred;

(iii)  to exercise independent judgment;

(iv) to exercise reasonable care, skill and diligence;

(v)   to avoid conflicts of interest;

(vi) not to accept benefits from third parties; and

(vii) to declare an interest in a proposed transaction with the company.

of the company’s property and interests. The Irish Companies Act sets out eight principal fiduciary duties for directors. These statutory duties are derived from common law and equitable principles which have been developed by the courts in Ireland over many years. The eight principal fiduciary duties are:

(i) to act in good faith in what the director considers to be the interests of the company;

(ii)  to act honestly and responsibly in relation to the conduct of the affairs of the company;

(iii)  to act in accordance with the company’s constitution and to exercise such director’s powers only for the purposes allowed by law;

(iv) not to use the company’s property, information or opportunities for such director’s own benefit, or that of anyone else;

(v)   not to agree to restrict such director’s power to exercise an independent judgment;

(vi) to avoid conflicts of interest;

(vii) to exercise due care, skill and diligence; and

(viii)to have regard to the interests of the company’s employees in general and its shareholders.

These duties are owed to GW (not to individual shareholders or third parties), and only GW may enforce them. In certain circumstances shareholders may be able to bring a derivative action on behalf of GW.	These duties are owed to Jazz (not to individual shareholders or third parties), and only Jazz may enforce them. In certain circumstances shareholders may be able to bring a derivative action on behalf of Jazz. Upon liquidation, this power may be exercised by the liquidator. The Irish Companies Act also includes a number of additional specific statutory duties of Irish companies, which include ensuring compliance with the provisions of the Irish Companies Act.
Conflicts of Interest of Directors
The GW Board may, in accordance with the GW Articles, authorize a matter proposed to it which would, if not authorized, involve a breach by a director of such director’s duty under the Companies Act to avoid a situation in which such director has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with GW’s interests. A matter is proposed to the GW Board if it is submitted: (i) in writing for consideration at a meeting of the GW Board or for the authorization of the GW Board by resolution in writing; and (ii) in accordance with the GW Board’s normal procedures or in such other manner as the GW Board	As a matter of Irish law, a director has a fiduciary duty to avoid conflicts of interest with the company. Under Irish law, directors who have a personal interest in a contract, transaction or arrangement or proposed contract, transaction or arrangement with Jazz are required to declare the nature of their interest at a meeting of the Jazz Board, except if such interest cannot reasonably be regarded as likely to give rise to a conflict of interest. A general declaration can be given by a director to the effect that he or she is to be regarded as interested in any contract, transaction or arrangement which may, after the date of the declaration, be made between Jazz and any company, may approve. A conflict of interest includes a conflict of interest and duty and a conflict of duties.

An authorization is effective only if it is given in accordance with the requirements of the Companies Act. In the case of an authorization given by resolution in writing: (i) the resolution must be signed by each director; and (ii) the number of directors that sign the resolution (disregarding the director in question and any other director who has a direct or indirect interest in the matter being authorised) is not less than the number required to form a quorum.

The GW Board may: (i) authorize a matter on such terms and for such duration, or impose such limits or conditions on it, as it may decide; and (ii) vary the terms or duration of such an authorization (including any limits or conditions imposed on it) or revoke it.

If a director has disclosed to the GW Board the nature and extent of their interest to the extent required by the Companies Act, such director is not required, by reason of being a director (or because of the fiduciary relationship established by reason of being a director), to account to GW for any remuneration or other benefit which such director derives from or in connection with:

(i) being a party to, or otherwise interested in, any transaction or arrangement with: (A) GW or in which GW is interested; or (B) a body corporate in which GW is interested;

(ii) acting (otherwise than as auditor) alone or through such director’s organization in a professional capacity for GW (and such director or that organization is entitled to remuneration for professional services as if such director were not a director); or

(iii) being a director or other officer of, or employed by, or otherwise interested in GW’s subsidiaries or any other body corporate in which GW is interested.

firm or specified person with whom he or she is connected. Jazz is required to maintain a register of declared interests, which must be available for shareholder inspection.

Jazz’s Constitution provides that where a director has declared the nature of his or her interest in a contract, transaction or arrangement, he or she will be counted in the quorum present at the meeting in relation to a resolution on that contract, transaction or arrangement and will be entitled to vote in respect of such.

Jazz’s Constitution provides that a director of Jazz may be a director or otherwise interested in any company in which Jazz is interested and such director will not be accountable to Jazz for any remuneration or other benefits received from their employment or other interest in that company provided that director declares his or her interest at the first opportunity at a meeting of the Jazz Board or by providing a general declaration to the Jazz Board declaring their employment or interest and that he or she is to be regarded as interested in any transaction or arrangement with that company.

Jazz’s Constitution further provides that no person: (a) shall be disqualified from the office of director, (b) prevented by such office from contracting with Jazz, (c) accountable to Jazz for any benefit received from a contract or transaction entered into with Jazz; or (d) shall be liable to have such contract or transaction avoided, provided (i) that person or director declares his or her interest at the first opportunity at a meeting of the Jazz Board; and (ii) a simple majority of the disinterested directors of Jazz voting on the resolution approve such contract or transaction.

Provided that the necessary disclosure and authorization, as described above, has been obtained, a director notwithstanding his office:

(a) may be party to, or otherwise interested in a transaction with Jazz or in which Jazz is otherwise (directly or indirectly) interested;

(b) may act by himself in a professional capacity for Jazz and entitled to remuneration for professional services as if he were not a director; and

(c) may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise in, any body corporate.

Provided that the necessary disclosure and authorization, as described above, has been obtained, a director notwithstanding such director’s office:

(a)   may be party to, or otherwise interested in a transaction with GW or in which GW is otherwise (directly or indirectly) interested;

(b)   may act in a professional capacity for GW and be entitled to remuneration for professional services as if such director were not a director; and

(c)   may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise in, any body corporate.

Annual Election of the Board of Directors
English law permits a company to provide for terms of different length for its directors. However, it also requires that, in the case of officers who are also considered directors under English law, employment agreements with a guaranteed term of more than two years be subject to a prior approval of shareholders at a general meeting.	Irish law permits a company to provide for terms of different length for its directors. However, it also requires that, in the case of officers who are also considered directors under Irish law, employment agreements with a guaranteed term of more than five years be subject to a prior approval of shareholders at a general meeting.

The GW Articles do not provide for a classified board.	The Jazz Constitution divides the Jazz Board into three classes, with the directors designated Class I, Class II and Class III. Each class need not be of equal size or number. The term of each class of directors is three years. At each annual general meeting, successors to the class of directors whose three-year term expires at that annual general meeting will be elected for a three-year term and the retiring directors will be eligible for re-election.
Removal of Directors
Under English law, shareholders may remove a director without cause by ordinary resolution, irrespective of any provisions in the company’s articles of association, provided that 28 clear days’ notice of the resolution is given to the company.	Under Irish law, shareholders may remove a director without cause by ordinary resolution, irrespective of any provisions in the company’s constitution, provided that 28 clear days’ notice of the resolution is given to the company.

Under English law, one or more shareholders representing at least 5% of GW’s paid up share capital carrying voting rights have the right to requisition the holding of a general meeting at which a resolution to remove a director (and appoint a replacement) may be proposed.	Under Irish law, one or more shareholders representing at least 10% of Jazz’s paid up share capital carrying voting rights have the right to requisition the holding of an extraordinary general meeting at which a resolution to remove a director (and appoint a replacement) may be proposed.

The director has a right to make reasonable written representations, which the company must circulate to shareholders, as to why such director should not be removed.	The director has a right to make reasonable written representations, which the company must circulate to shareholders, as to why such director should not be removed.

The GW Articles provide that GW shareholders can remove a director without cause by special resolution.	The Jazz Constitution provides that Jazz shareholders can remove a director without cause by ordinary resolution.
Vacancies on the Board of Directors

The GW Articles provide that at the meeting at which a GW director retires, GW may by ordinary resolution fill the vacated office by electing or re-electing a person to it, and in default the retiring director is deemed to have been elected or re-elected (except if the director has given notice that such director is unwilling to be elected or re-elected, or if at the meeting it is expressly resolved not to fill the vacated office or a resolution for the election or re-election of the director has been put to the meeting and not passed). In the event of the vacancy not being filled at the meeting, it may be filled by the GW Board as a casual vacancy.

Generally, vacancies on the GW Board may be filled by the GW Board or by the GW shareholders at a general meeting. See “Shareholder Resolutions and Shareholder Nominations of Directors” and “Special Meetings of Shareholders” above.

The Jazz Constitution provides that any vacancy on the Jazz Board, including a vacancy that results from an increase in the number of directors or from the death, resignation, retirement, disqualification or removal of a Jazz director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of preferred shares, any casual vacancy shall only be filled by decision of a simple majority of the Jazz Board then in office, provided that a quorum is present.

See “Shareholder Resolutions and Shareholder Nominations of Directors” and “Special Meetings of Shareholders” above.

If there are no directors in office, a shareholder may convene a general meeting for the purpose of appointing directors.	If there are no directors in office, a shareholder may convene a general meeting for the purpose of appointing directors.
Terms of Service After Appointment to Fill a Vacancy
Any GW director appointed by the GW Board to fill a vacancy will retire from office at the annual general meeting next following appointment to fill a casual vacancy in accordance with the GW Articles. Any director so retiring is eligible for election by GW.	The Jazz Constitution provides that any director of any class elected to fill a vacancy resulting from an increase in the number of directors of a particular class shall hold office for a term that shall coincide with the remaining term of directors of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Any director elected to fill a vacancy is eligible for re-election.
Liability of Directors and Officers
English law does not permit a company to exempt any director or certain officers from any liability arising from negligence, default, breach of duty or breach of trust against the company. However, an English company is permitted to purchase and maintain limited insurance for a director or executive officer of the company against any such liability.	With certain exceptions, Irish law does not permit a company to exempt any director or certain officers from any liability arising from negligence, default, breach of duty or breach of trust against the company. However, an Irish company is permitted to purchase and maintain limited insurance for a director or executive officer of the company against any such liability.

Shareholders can ratify by ordinary resolution a director’s or certain officers’ conduct amounting to	Shareholders can ratify by ordinary resolution a director’s or certain officers’ conduct amounting to

negligence, default, breach of duty or breach of trust in relation to the company.	negligence, default, breach of duty or breach of trust in relation to the company.
Indemnification of Directors and Officers
Subject to exceptions, English law does not permit a company to exempt a director or certain officers from, or indemnify him or her against, liability in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company.	Subject to exceptions, Irish law does not permit a company to exempt a director or certain officers from, or indemnify him or her against, liability in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company.

The exceptions allow a company to:

(i) purchase and maintain directors’ and officers’ insurance against any liability attaching in connection with any negligence, default, breach of duty or breach of trust owed to the company; and

The exceptions allow a company to:

(i) purchase and maintain directors’ and officers’ insurance against any liability attaching in connection with any negligence, default, breach of duty or breach of trust owed to the company; and

(ii)  provide a qualifying third-party indemnity provision which permits a company to indemnify its directors and certain officers (and directors and certain officers of an associated company) in respect of proceedings brought by third parties but cannot provide an indemnity against any liability incurred by the director (a) to pay a fine imposed in criminal proceedings or a penalty imposed by a regulatory authority; (b) in defending any criminal proceedings in which the director is convicted or in defending any civil proceedings brought by the company (or an associated company) in which judgment is given against the director; or (c) in connection with certain specified applications for relief where the court refuses to grant the director relief.

(ii)  indemnify a director or such other officer against any liability incurred in defending proceedings, whether civil or criminal: (a) in which judgment is given in his or her favour or in which he or she is acquitted; or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

The GW Articles include a provision that indemnifies to the extent permitted by law any person who is or was a director or officer of GW against any loss or liability, whether in connection with any negligence, default, breach of duty or breach of trust by such director or officer or otherwise, in relation to GW; it also indemnifies against any other liability incurred by or attaching to him in the actual or purported execution or discharge of his duties, the exercise or purported exercise of his powers or otherwise in relation to his duties, powers or office.

GW is required to disclose in its annual directors’ report any qualifying third-party indemnity provision in force at any point during the relevant financial year or in force when the directors’ report is approved. Any shareholder may inspect the indemnity, or, if it is not in writing, a memorandum setting out its terms, without charge or may request a copy on payment of a fee.

The Jazz Constitution includes indemnification provisions for its directors and company secretary which are limited in scope to the extent permitted by Irish law. Jazz’s Constitution also contains indemnification and expense advancement provisions in respect of current or former executive officers of Jazz and persons who are serving or have served at the request of Jazz as a director or executive officer or trustee of another company, joint venture, trust or other enterprise (in each case only insofar as those persons are not directors or the company secretary of Jazz).

The Jazz Constitution also provides the Jazz Board with authority to purchase and maintain directors and officers liability insurance as permitted under Irish law for any director, the company secretary or other employees of Jazz.

In addition to the provisions of the GW Articles, it is common for an English public limited company to enter into a separate deed of indemnity between the company and the relevant director or executive officer which indemnifies the director or executive officer against claims brought by third parties to the fullest extent permitted under English law.	In addition to the provisions of the Jazz Constitution, it is common for an Irish public limited company to enter into a separate deed of indemnity with a director or officer which essentially indemnifies the director or officer against claims brought by third parties to the fullest extent permitted under Irish law. It is the practice of Jazz to enter into such deeds of indemnity with each Jazz Director and each executive officer of Jazz.
Shareholder Suits

While English law only permits a shareholder to initiate a lawsuit on behalf of GW in limited circumstances, it does permit a shareholder on GW’s register of members to apply for a court order:

(i) when GW’s affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some GW shareholders, including the GW shareholder making the claim; or

(ii)  when any act or omission of GW is or would be so prejudicial.

While Irish law only permits a shareholder to initiate a lawsuit on behalf of Jazz in limited circumstances, it does permit a shareholder on Jazz’s register of members to apply for a court order where Jazz’s affairs are being conducted or the powers of the Jazz directors are being exercised:

(i) in a manner oppressive to such shareholder or any other shareholder; or

(ii)  in disregard of such shareholder or their interests as a shareholder.

Anti-Takeover Matters
GW is not currently subject to the UK Takeover Code.	A transaction in which a third party seeks to acquire thirty percent (30%) or more of the voting rights of Jazz is governed by the Irish Takeover Rules and is regulated by the Irish Takeover Panel. The Irish Takeover Rules include rules in relation to relevant transactions in respect of, among other things, timing, announcements, information, mandatory offers, frustrating actions and restrictions following offers.

Under the GW Articles, GW does not have the express ability to adopt a shareholder rights plan.	Certain of the Irish Takeover Rules may have the effect of making it more difficult for a third party to acquire Jazz. In particular, under certain circumstances, a person who acquires shares or other voting rights in Jazz may be required under the Irish Takeover Rules to make a mandatory cash offer for the remaining outstanding shares in Jazz at a price not less than the highest price paid for the shares by the acquirer (or any parties acting in concert with the acquirer) during the previous 12 months. This mandatory bid requirement is triggered if an acquisition of shares would increase the aggregate holding of an acquirer (including the holdings of any parties acting in concert with the acquirer) to shares representing thirty percent (30%) or more of the voting rights in Jazz, unless the Irish Takeover Panel otherwise consents. An acquisition of shares by a person holding (together with its concert parties) shares representing between thirty percent (30%) and fifty percent (50%) of the voting rights in Jazz would also trigger the mandatory bid requirement if, after giving effect to the acquisition, the percentage of the voting rights held by that person (together with its concert parties) would increase by 0.05% within a 12-month period. Any person (excluding any parties acting in concert with the holder) holding shares representing more than fifty percent (50%) of the voting rights of a company is not subject to these mandatory offer requirements in purchasing additional securities.

Under the Irish Takeover Rules, the Jazz Board will not be permitted, to take certain actions that might frustrate an offer for Jazz once the Jazz Board (i) has received an approach that may lead to an offer; or (ii) has reason to believe an offer is or may be imminent, subject to certain exemptions. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material acquisitions or disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the board has reason to believe an offer is imminent. Exceptions to this prohibition are available where the action is approved by Jazz shareholders at a general meeting or (in certain circumstances) where the Irish Takeover Panel has given its consent.

The Substantial Acquisition Rules also apply to Jazz. The purpose of the Substantial Acquisition Rules is to restrict the speed with which a person may increase their holding of shares (or rights over shares) in a company to an aggregate of between fifteen percent (15%) and thirty percent (30%) of the voting right of a company.

Consolidation and Subdivision

GW may, by ordinary resolution, consolidate all or any of its share capital into shares of larger nominal value, or subdivide all or any of its share capital into shares of smaller nominal value, than are fixed by the GW’s Articles.

Under GW’s Articles, any resolution authorising GW to subdivide all or any of its share capital may determine that, as between the shares resulting from the subdivision, any of them may have any preference or advantage or be subject to any restriction as compared with the others.

Jazz may, by ordinary resolution, consolidate all or any of its share capital into shares of larger nominal value, or subdivide all or any of its share capital into shares of smaller nominal value, than are fixed by the Jazz Constitution.

Reduction of Share Capital
GW may reduce its share capital by way of a court approved procedure that also requires approval by way of a special resolution of GW shareholders.	Jazz may reduce its share capital by way of a court approved procedure that also requires approval by way of a special resolution of Jazz shareholders.
Liens on Shares, Calls on Shares and Forfeiture of Shares
The GW Articles provide that GW will have a first and paramount lien on every share (not being a fully paid share) for all moneys, whether currently due or not, payable in respect of such share. Subject to the terms of their allotment, the GW Board may call for any unpaid amounts in respect of any shares to be paid, and if payment is not made, the shares shall be subject to forfeiture. This provision is only be applicable to GW shares that have not been fully paid-up.	The Jazz Constitution provides that Jazz will have a first and paramount lien on every share (not being a fully paid share) for all moneys, whether currently due or not, payable in respect of such share. Subject to the terms of their allotment, the Jazz Board may call for any unpaid amounts in respect of any shares to be paid, and if payment is not made, the shares shall be subject to forfeiture. This provision is only be applicable to Jazz ordinary shares that have not been fully paid-up.
Serious Loss of Capital
If the GW directors become aware that the net assets of GW are half or less of the amount of GW’s called-up share capital, they must convene a general meeting of GW not later than 28 days after the earliest date that fact is known to any director (and the extraordinary general meeting must be convened for a date not later than 56 days from that day) for the purpose of considering whether any, and if so what, measures should be taken to deal with the situation.	If the Jazz Board becomes aware that Jazz’s net assets are half or less of the amount of Jazz’s called-up share capital, they must convene an extraordinary general meeting not later than 28 days after the earliest date that fact is known to any director (and the extraordinary general meeting must be convened for a date not later than 56 days from that day) for the purpose of considering whether any, and if so what, measures should be taken to deal with the situation.

NOTES FOR MAKING CURRENCY ELECTIONS

This section should be read in conjunction with the rest of this document and the Form of Election (including the accompanying notes on how to complete the Form of Election).

In particular, details of the Currency Conversion Facility are set out in the section entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” beginning on page 33 of this proxy statement.

1. Elections by holders of GW ordinary shares in certificated form

Each holder of GW ordinary shares in certificated form as at the Scheme Record Time will receive the cash consideration in US dollars, except as may be validly elected otherwise pursuant to the Currency Conversion Facility. Registered holders of GW ordinary shares (other than the Depositary) are able to elect to have the cash consideration paid in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time before the relevant payment date under the Currency Conversion Facility. The Currency Conversion Facility is not available to holders of GW ADSs.

If you hold GW ordinary shares in certificated form and wish to make a Currency Election, you must complete and sign the red Form of Election in accordance with the instructions printed thereon and return it to the Registrars at Link Group at Corporate Actions, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom.

If you hold GW ordinary shares in both certificated and uncertificated form and you wish to make a Currency Election in respect of both such holdings, you must make a separate election in respect of each holding.

The red Form of Election requires that a holder of GW ordinary shares in certificated form will make a Currency Election in respect of their entire holding of GW ordinary shares in certificated form at the Scheme Record Time.

2. Elections by holders of GW ordinary shares in uncertificated form (that is, in CREST)

If you are a CREST personal member, you should refer to your CREST sponsor before taking any action. Your CREST sponsor will be able to confirm details of your participant ID and the member account ID under which your GW ordinary shares are held. In addition, only your CREST sponsor will be able to send any TTE Instruction to Euroclear in relation to your GW ordinary shares.

a.	Currency Elections

Each holder of GW ordinary shares in uncertificated form (that is, in CREST) at the Scheme Record Time will receive the cash consideration in US dollars, except as may be validly elected otherwise pursuant to the Currency Conversion Facility. Registered holders of GW ordinary shares (other than the Depositary) may elect to have the cash consideration paid in British pounds at the Average Market Exchange Rate obtained by Bidco through one or more market transactions over one or more business days following the Scheme Record Time before the relevant payment date under the Currency Conversion Facility. The Currency Conversion Facility is not available to holders of GW ADSs.

If you hold GW ordinary shares in uncertificated form and wish to make a Currency Election, you must issue a TTE Instruction through CREST using the procedure described in section 2(b) below.

Each holder of GW ordinary shares in uncertificated form that does not make a valid Currency Election must ensure that an active US dollar Cash Memorandum Account is in place in CREST by no later than the Scheme Record Time. In the absence of a US dollar Cash Memorandum Account, the payment of the cash consideration will not settle, resulting in a delay and the settlement of the cash consideration outside of CREST by check.

b.	TTE Instructions

In order to make a Currency Election, CREST sponsors should send a TTE Instruction to Euroclear, which must be properly authenticated in accordance with Euroclear’s specifications and which must contain, in addition to the other information that is required for a TTE Instruction to settle in CREST, the following details:

i.	the number of GW ordinary shares in respect of which the Currency Election is being made (such GW ordinary shares to be transferred to an escrow balance):

ii.	their member account ID;

iii.	their participant ID;

iv.	the participant ID of the escrow agent, Link Group, in its capacity as a CREST Receiving Agent. This is “RA10”;

v.	the member account ID(s) of the escrow agent, Link Group, in its capacity as a CREST Receiving Agent. This is 21167GWP;

vi.	the ISIN of the relevant GW ordinary shares (this is “GB0030544687”);

vii.	the intended settlement date (this should be as soon as possible and in any event by the Election Return Time);

viii.	the corporate action number for the transaction; this is allocated by Euroclear and can be found by viewing the relevant corporate action details on screen in CREST;

ix.	CREST standard delivery instructions priority of 80; and

x.	a contact name and telephone number (inserted in the shared note field of the TTE Instruction).

After making the TTE Instruction, the CREST sponsor will not be able to access the GW ordinary shares concerned in CREST for any transaction or for charging purposes. If the Scheme is implemented in accordance with its terms, the escrow agent will arrange for the cancellation of the GW ordinary shares.

GW shareholders who hold GW ordinary shares in uncertificated form are recommended to refer to the CREST Manual published by Euroclear for further information on the CREST procedure outlined above.

GW shareholders should note that Euroclear does not make available special procedures in CREST for any particular corporate action. Normal system timings and limitations will therefore apply in connection with a TTE Instruction and its settlement. GW shareholders should therefore ensure that all necessary action is taken by them (or by their CREST sponsor) to enable a TTE Instruction relating to their GW ordinary shares to settle before the Election Return Time. In doing so, GW shareholders are referred in particular to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

TTE Instructions in relation to Currency Elections may only be made in relation to a specified number of GW ordinary shares. A GW shareholder may make a Currency Election in CREST in respect of all or part of their holding of GW ordinary shares in uncertificated form at the Scheme Record Time. If you hold GW ordinary shares in both certificated and uncertificated form and you wish to make a Currency Election in respect of both such holdings, you must make a separate election in respect of each holding.

3. Deadline for return of Form of Election and TTE Instructions

The latest time for Link Group to receive your Form of Election will be [●] (or, in the case of an adjournment of the Court Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting) (the “Election Return Time”), being the latest time for receipt by GW’s Registrar of the blue form of proxy for the Court Meeting. You should allow sufficient time for posting for your Form of Election to be received.

The latest time for receiving a TTE Instruction through CREST (applicable only for GW shareholders who hold their GW ordinary shares in uncertificated form and who wish to make an election under the Currency Conversion Facility) will be the Election Return Time, being the latest time for receipt by GW’s Registrar of the blue form of proxy for the Court Meeting.

4. Withdrawals

If you have returned a Form of Election and subsequently wish to withdraw or amend that Currency Election, please contact Link Group in writing at Corporate Actions, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom by the Election Return Time. Please clearly specify whether you would like to withdraw or amend the Currency Election that you have made and ensure that your request contains an original signature. Any written requests of this nature should be sent to Link Group. It is at Link Group’s absolute discretion to require the submission of a new Form of Election if an amendment is requested.

If you made a Currency Election for the Currency Conversion Facility through a TTE Instruction, you may withdraw your Currency Election through CREST by sending (or, if you are a CREST sponsored member, procuring that your CREST sponsor sends) an ESA Instruction to settle in CREST by no later than the Election Return Time. Each ESA Instruction must, in order for it to be valid and to settle, include the following details:

i)	the number of GW ordinary shares to be withdrawn, together with their ISIN number, which is “GB0030544687”;

ii)	your member account ID;

iii)	your participant ID;

iv)	the participant ID of the escrow agent, Link Group, in its capacity as a CREST Receiving Agent, which is “RA10”;

v)	the relevant member account ID of the escrow agent, Link Group, which is “21167GWP”;

vi)	the CREST transaction ID of the Currency Election to be withdrawn;

vii)	the intended settlement date for the withdrawal;

viii)	the corporate action number for the transaction: this is allocated by Euroclear and can be found by viewing the relevant corporate action details on screen in CREST; and

ix)	CREST standard delivery instructions priority of 80.

Any such withdrawal will be conditional upon Link Group verifying that the withdrawal request is validly made. Accordingly, Link Group will, on behalf of GW and Bidco, reject or accept the withdrawal or amendment by transmitting in CREST a receiving agent reject (AEAD) or receiving agent accept (AEAN) message.

5. Late or incomplete Currency Elections

If any Form of Election or TTE Instruction is received after the Election Return Time, which is currently expected to be [●] (London time) on [●], 2021 (or such later time (if any) to which the right to make a Currency Election may be extended), or such Form of Election or TTE Instruction is received before the relevant time and date but is not valid or complete in all respects at such time and date, such Currency Election or TTE Instruction (as applicable) shall for all purposes, subject to the following paragraph, be void (unless GW and Bidco, in their absolute discretion, determine to treat as valid, in whole or in part, any such Currency Election or TTE Instruction (as applicable)).

6. General

No acknowledgements of receipt of any Form of Election, TTE Instruction or other documents will be given. All communications, notices, other documents and remittances to be delivered by or to or sent to or from GW shareholders (or their designated agent(s)) or as otherwise directed will be delivered by or to or sent to or from such GW shareholders (or their designated agent(s)) entirely at their own risk.

The Form of Election, TTE Instructions and all Currency Elections thereunder, and all action taken or made pursuant to any of these terms, shall be governed by and interpreted in accordance with the laws of England and Wales and shall be subject to the jurisdiction of the English courts.

Execution of a Form of Election and/or the submission of a TTE Instruction (as applicable) by, or on behalf of, a GW shareholder will constitute such GW shareholder’s agreement that the English courts are (subject to the paragraph below) to have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with the creation, validity, effect, interpretation or performance of the Form of Election and/or TTE Instruction (as applicable), and for such purposes that such GW shareholder irrevocably submits to the jurisdiction of the English courts.

Execution of a Form of Election and/or the submission of a TTE Instruction (as applicable) by, or on behalf of, a GW shareholder will constitute their agreement that the agreement in the paragraph above is included for the benefit of GW, Bidco, Jazz and their respective agents and accordingly, notwithstanding the agreement in the paragraph above, each of GW, Bidco, Jazz and their respective agents shall retain the right to, and may in its absolute discretion, bring proceedings in the courts of any other country which may have jurisdiction and that the relevant GW shareholder irrevocably submits to the jurisdiction of the courts of any such country.

If the Transaction does not become effective, any Currency Election made shall cease to be valid.

Neither GW, Bidco or Jazz nor any of their respective advisers or any person acting on behalf of any one of them shall have any liability to any person for any loss or alleged loss arising from any decision as to the treatment of Currency Elections made under the Scheme of Arrangement on any of the bases set out in this section or otherwise in connection therewith.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for shareholders and cost savings for companies.

Brokers with account holders who are GW shareholders may be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and direct your request to GW’s Global Corporate Communications Department by email at AskUs@gwpharm.com, or by mail to GW’s Company Secretary at 5750 Fleet Street, Suite 200, Carlsbad, CA 92008, or by telephone at +1 (760) 795-2200.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

SHAREHOLDER PROPOSALS

It is expected that GW will not hold its 2021 annual general meeting unless the Transaction is not completed prior to June 30, 2021.

SEC rules permit GW shareholders to submit proposals to be included in GW’s proxy materials if the shareholder and the proposal satisfy the requirements specified in Rule 14a-8 of the Exchange Act. To be submitted for inclusion in the proxy statement for the 2021 annual general meeting, shareholder proposals must have satisfied all applicable requirements of Rule 14a-8 and must have been received by the Secretary of GW at the Office of the Company Secretary, Sovereign House, Vision Park, Chivers Way, Histon, Cambridge, CB24 9BZ, United Kingdom, no later than December 8, 2020, except that if the 2021 annual general meeting does not take place within 30 days from May 26, 2021, then the deadline will be a reasonable time before GW begins to print and send its proxy materials (which deadline GW would announce when it announces the date of the annual general meeting). Proposals received after this timeframe will not be included in GW’s proxy materials for the 2021 annual general meeting. The form and substance of these proposals must satisfy the requirements established by GW Articles, the Nominating and Governance Committee charter and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require GW to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by GW at the Office of the Corporate Secretary, Sovereign House, Vision Park, Chivers Way, Histon, Cambridge, CB24 9BZ, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

Additionally, shareholders who intend to nominate a director to be elected at the 2021 annual general meeting must provide the Secretary of the Company with written notice of such nomination between 7 and 42 days prior to the date of such meeting, together with written notice signed by the director nominee regarding his or her willingness to be elected. Any shareholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominations and Governance Committee, the committee that recommends a slate of nominees to the GW Board for election at each annual general meeting, must also provide the Secretary of the Company with: the name and address of the shareholder seeking to recommend a director candidate; a representation that the shareholder is a record holder of GW’s securities (or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act); the name, age, business and residential address, educational background, current principal occupation or employment for the preceding five full fiscal years of the proposed director candidate; a description of the qualifications and background of the proposed director candidate, which addresses the minimum qualifications and other criteria for GW Board membership approved by the Board from time to time; a description of all arrangements or understandings between the shareholder and the proposed director candidate; the consent of the proposed director candidate to be named in the proxy statement relating to the GW’s annual general meeting and to serve as a director if elected at such annual general meeting; and any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to SEC rules, if then required. Director candidates who are then approved by the GW Board will be included in GW’s proxy statement for that annual general meeting.

WHERE YOU CAN FIND MORE INFORMATION

GW and Jazz file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC filings of GW and Jazz are available to the public at the SEC website at www.sec.gov. In addition, you may obtain free copies of the documents GW files with the SEC by going to GW’s Internet website at ir.gwpharm.com/sec-filings. You may obtain free copies of the documents Jazz files with the SEC by going to Jazz’s Internet website at https://investor.jazzpharma.com/investors/sec-filings. The Internet website addresses of GW and Jazz are provided as inactive textual references only. The information provided on the Internet websites of GW and Jazz, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement and, therefore, is not incorporated herein by reference. Copies of any of these documents may also be obtained free of charge by directing a request to GW’s Global Corporate Communications Department by email at AskUs@gwpharm.com or by telephone at +1 (760) 795-2200 or to GW’s proxy solicitor, D.F. King, by email at gwpharma@dfkingltd.co.uk or by telephone at +44 207 920 9700.

Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows GW and Jazz to “incorporate by reference” into this proxy statement documents GW and Jazz file with the SEC. This means that GW and Jazz can disclose important information to you by referring you to those documents. The information incorporated by reference into this proxy statement is considered to be a part of this proxy statement, and later information that GW and Jazz file with the SEC will update and supersede that information. GW and Jazz incorporate by reference the documents listed below and any documents filed by either company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Shareholder Meetings.

GW:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 26, 2021;

•	Current Reports on Form 8-K, filed with the SEC on February 3, 2021 and February 3, 2021;

•

Portions of the Definitive Proxy Statement on Schedule 14A filed with the SEC on April 7, 2020 that are incorporated by reference in GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019; and

•	Substituted Articles of Association of GW, filed as Exhibit 3.1 to the Annual Report on Form 10-K filed with the SEC on November 29, 2018.

Jazz:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 23, 2021;

•	Current Reports on Form 8-K, filed with the SEC on February 3, 2021 and February 4, 2021;

•

Portions of the Definitive Proxy Statement on  Schedule 14A filed with the SEC on June 12, 2020 that are incorporated by reference into Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019;

•

Memorandum of Association and Articles of Association of Jazz, as amended through August  4, 2016, filed as Exhibit 3.1 to the Quarterly Report on Form 10-Q for the period ended June 30, 2016, filed with the SEC on August 9, 2016; and

•

The description of Jazz ordinary shares attached as Exhibit 4.7 to Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 23, 2021, including any subsequent amendment or report filed for the purpose of updating such description.

Notwithstanding the foregoing, information furnished by GW or Jazz under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including the related exhibits, that, pursuant to and in accordance with the rules and regulations of the SEC, is not deemed “filed” for purposes of the Exchange Act will not be deemed to be incorporated by reference into this proxy statement, unless expressly stated otherwise therein.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE AT THE SHAREHOLDER MEETINGS. GW HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [●], 2021. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

EXECUTION VERSION

TRANSACTION AGREEMENT

by and among

JAZZ PHARMACEUTICALS UK HOLDINGS LIMITED,

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

and

GW PHARMACEUTICALS PLC

Dated as of

February 3, 2021

A-i

A-ii

ANNEXES

Annex A – Definitions

Annex B – Form of Scheme of Arrangement

Annex C – Form of Geneva Shareholder Resolution

A-iii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of February 3, 2021, is by and among Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated in England and Wales with registered number 13150429 (“Bidco”), Jazz Pharmaceuticals Public Limited Company, a public limited company incorporated in Ireland with registered number 399192 (“Jupiter”), of which Bidco is a wholly owned Subsidiary, and GW Pharmaceuticals plc, a public limited company incorporated in England and Wales with registered number 4160917 ( “Geneva” and, together with Bidco and Jupiter, the “Parties”). All capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement.

WITNESSETH:

WHEREAS, the Parties intend that the entire issued share capital of Geneva be acquired by Bidco (and/or, at Bidco’s election, (i) in respect of any or all of the Residual Shares, Jupiter and/or (ii) in respect of the Depositary Shares, the DR Nominee) by means of the Scheme of Arrangement on the terms and subject to the conditions set out in this Agreement (the “Transaction”);

WHEREAS, the board of directors of Geneva (the “Geneva Board”) has unanimously resolved (i) that the entry by Geneva into this Agreement, and the implementation of the Transaction and the Scheme of Arrangement, is fair to and in the best interests of Geneva for the benefit of the Geneva Shareholders as a whole, (ii) that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction and the Scheme of Arrangement, be and is approved and (iii) to unanimously recommend to the Geneva Shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Geneva Shareholder Resolution at the Geneva GM;

WHEREAS, the board of directors of Jupiter (the “Jupiter Board”) has (i) unanimously resolved that the entry by Jupiter into this Agreement and the implementation of the Transaction, including the delivery to the Scheme Shareholders of Jupiter Ordinary Shares in connection therewith, is in the best interests of Jupiter and the Jupiter Shareholders, and declared it advisable to enter into this Agreement and to consummate the transactions contemplated hereby, including the Transaction, and (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction;

WHEREAS, the board of directors of Bidco has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction; and

WHEREAS, Geneva, Bidco and Jupiter desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Geneva, Bidco and Jupiter agree as follows:

ARTICLE I

THE TRANSACTION

Section 1.01 The Transaction. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, Bidco (and/or, at Bidco’s election, (i) in respect of any or all of the Residual Shares, Jupiter and/or (ii) in respect of the Depositary Shares, the DR Nominee) shall acquire the Scheme Shares pursuant to the Scheme of Arrangement. The Scheme Shares will be acquired fully paid, with full title guarantee, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

Section 1.02 Closing. Unless otherwise mutually agreed in writing between Bidco and Geneva, the closing of the Transaction (the “Closing”) shall occur as promptly as practicable (and in any event within two Business Days) following the satisfaction or (to the extent permitted by Applicable Law) waiver of the conditions set forth in Article IX (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions); provided, however, that if the Marketing Period has not ended at the time of the satisfaction or (to the extent permitted by Applicable Law) waiver of the conditions set forth in Article IX (other than (A) those conditions that by their nature are to be satisfied at the Closing, but subject to those conditions being able to be satisfied or having been waived, and (B) the condition set forth in Section 9.01(b)), then Geneva shall schedule the hearing to sanction the Scheme of Arrangement as promptly as practicable after the earlier to occur of (x) a date during the Marketing Period specified by Bidco on notice to Geneva and (y) three Business Days (or such shorter period as Bidco may specify on notice to Geneva) after the final day of the Marketing Period (subject, in the case of each of (x) and (y), to the satisfaction or (to the extent permitted by Applicable Law) waiver of the conditions set forth in Article IX (other than (i) those conditions that by their nature are to be satisfied at the Closing, but subject to those conditions being able to be satisfied or having been waived, and (ii) the condition set forth in Section 9.01(b)). The date on which the Closing actually occurs is referred to as the “Closing Date”. To the extent that documents and signatures are required to be executed or provided at the Closing such matters shall be dealt with by way of a virtual closing through electronic exchange of documents and signatures.

Section 1.03 Delivery of Court Order. On the Closing Date, in connection with the Closing, Geneva shall (i) deliver, or cause to be delivered, the order of the Court sanctioning the Scheme of Arrangement (such order, the “Court Order”) to the Registrar of Companies in England and Wales and the Scheme of Arrangement shall become effective upon such delivery in accordance with its terms (the date and time of such delivery being the time that the Scheme of Arrangement shall become effective, herein referred to as the “Effective Time”) and (ii) deliver a copy of the Court Order to Bidco together with appropriate evidence of the Effective Time.

ARTICLE II

TRANSFER OF SCHEME SHARES; DELIVERY OF EXCHANGE SHARES

Section 2.01 Transfer of Scheme Shares.

(a) At the Effective Time, the Scheme Shares (including, for the avoidance of doubt, the Depositary Shares) shall be transferred from the Scheme Shareholders to Bidco (and/or, at Bidco’s election, (i) in respect of any or all of the Residual Shares, Jupiter and/or (ii) in respect of the Depositary Shares, the DR Nominee) in accordance with the provisions of this Agreement and the Scheme of Arrangement, and the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights, in accordance with the terms of the Scheme of Arrangement, to receive, in exchange for each Scheme Share so transferred, $16.66 2⁄3 (sixteen U.S. dollars, sixty-six and two-thirds U.S. cents) in cash, without interest (the “Cash Consideration”), and the Share Deliverable (the Cash Consideration and the Share Deliverable, collectively, the “Transaction Deliverables”). For the avoidance of doubt, the Parties acknowledge that, although the holders of Geneva ADSs are not Scheme Shareholders by virtue of their holdings of Geneva ADSs, the Depositary Shares are Scheme Shares to be transferred pursuant to the Scheme of Arrangement and accordingly, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, the holders of Geneva ADSs shall cease to have any rights with respect to the Geneva ADSs except for the right to receive (in the case of certificated Geneva ADSs, in exchange for surrendering each Geneva ADS to the Depositary (or the Depositary Custodian)), (x) an amount of cash equal to the Cash Consideration multiplied by twelve (12) (the “Per ADS Cash Consideration”), and (y) an amount of Exchange Shares equal to the Share Deliverable multiplied by twelve (12) (the “Per ADS Share Deliverable” and, together with the Per ADS Cash Consideration, the “Per ADS

Transaction Deliverables”), in each case subject to the terms and conditions set forth in this Agreement, the Scheme of Arrangement and the Deposit Agreement. As soon as reasonably practicable after the Effective Time, and subject to the stamping of any relevant instruments of transfer (to the extent required), the Register of Members of each of Geneva and Jupiter will be updated in accordance with this Agreement and the Scheme of Arrangement to reflect the transfer of the Scheme Shares and the delivery of the Exchange Shares, respectively, as contemplated hereby and thereby.

(b) Prior to the Closing, Bidco shall appoint a commercial bank or trust company reasonably acceptable to Geneva (the “Exchange Agent”) and enter into an exchange agent agreement with the Exchange Agent reasonably acceptable to Geneva. At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time and, in the case of clause (ii), on the Effective Date, if Geneva provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred), Bidco shall procure the deposit with the Exchange Agent, for the benefit of the Scheme Shareholders, of (i) certificates or, at Bidco’s option, evidence of Exchange Shares in book-entry form representing the aggregate Share Deliverable, and (ii) cash in an amount equal to the aggregate amount of Cash Consideration. All shares and cash deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Geneva Exchange Fund”. Bidco agrees to make available, directly or indirectly, to the Exchange Agent from time to time as needed additional cash sufficient to pay any dividends or other distributions on the Exchange Shares to which relevant Scheme Shareholders are entitled pursuant to Section 2.01(d). No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Transaction Deliverables. Notwithstanding anything to the contrary in this Section 2.01(b), all obligations of Bidco with respect to deliverables required to be provided by Bidco to the Exchange Agent in respect of the Depositary Shares shall be satisfied to the extent Bidco provides such deliverables directly to the Depositary (or, to the extent that the Depositary is not itself the registered holder of the relevant Scheme Shares that underly the Geneva ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares (the “Depositary Custodian”)) pursuant to the procedures contemplated by Section 2.01(c).

(c) Prior to the Closing, Geneva and Bidco shall establish procedures with the Depositary that are reasonably acceptable to Geneva and Bidco to ensure that (i) the Depositary (or the Depositary Custodian) shall promptly deliver the Per ADS Transaction Deliverables to each holder of a Geneva ADS (in the case of certificated Geneva ADSs, that has duly surrendered Geneva ADSs to the Depositary (or the Depositary Custodian)), (ii) (A) any funds payable to holders of Geneva ADSs in respect of dividends or other distributions payable with respect to Exchange Shares, (B) any funds unclaimed by holders of Geneva ADS and (C) if reasonably practicable, unless other arrangements are reasonably acceptable to Geneva, Bidco and Jupiter, the right of holders of Geneva ADSs to receive cash in lieu of fractional shares from the Depositary or the Depositary Custodian, shall each be treated, as closely as reasonably possible, in the same manner as provided under Section 2.01(d), Section 2.01(e) or Section 2.07(b)(i), as applicable, and (iii) if reasonably practicable, the Transaction Deliverables in respect of the Depositary Shares will be delivered directly by Bidco to the Depositary rather than through the Exchange Agent. If reasonably deemed necessary by the Parties in furtherance of the establishment of such procedures, Geneva shall enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, Geneva and Bidco, and the Parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. The Geneva ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction and the other transactions contemplated hereby, the cancellation of the Geneva ADSs and the receipt of the Per ADS Transaction Deliverables. No interest will be paid or accrued on any amount payable in respect of the Geneva ADSs.

(d) Bidco shall pay, or cause to be paid, without interest, to the Exchange Agent to be held in the Geneva Exchange Fund, the aggregate amount of all dividends or other distributions payable with respect to the Exchange Shares (other than the Exchange Shares to be delivered to the Depositary (or the Depositary Custodian) to the extent such Exchange Shares are delivered directly to the Depositary (or the Depositary Custodian) by Bidco rather than through the Exchange Agent), with a record date on or after the Effective Time and prior to the time of the delivery of the Exchange Shares by the Exchange Agent to the Scheme Shareholders entitled to the Share Deliverable. Subject to Applicable Law, the Exchange Agent shall deliver to the relevant Scheme Shareholders entitled to the Share Deliverable, without interest, such dividends and distributions held in the Exchange Fund (i) with respect to all such dividends or distributions with a payment date at or prior to the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the time of delivery of the Exchange Shares to such Scheme Shareholders, and (ii) with respect to all such dividends or distributions with a payment date after the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the appropriate payment date.

(e) Any portion of the Geneva Exchange Fund which has not been transferred to the holders of Scheme Shares within twelve months of the Closing Date shall be delivered to Bidco or its designee(s) promptly upon demand by Bidco (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Transaction Deliverables), and thereafter such Scheme Shareholders shall be entitled to look only to Bidco for, and Bidco shall remain liable for, payment of their claims for the Transaction Deliverables pursuant to the provisions of this Article II.

(f) To the fullest extent permitted by Applicable Law, none of Bidco, any member of the Bidco Group, any DR Nominee, Geneva, the Exchange Agent, the Depositary (or the Depositary Custodian) or any other Person acting as agent for, or otherwise at the direction of, any of the foregoing Persons, including any of their respective Affiliates, directors, officers or employees, will be liable to Geneva, Scheme Shareholders or any other Person in respect of the Transaction Deliverables (or dividends or distributions with respect thereto) from the Geneva Exchange Fund or any other cash or property delivered to a public official pursuant to any applicable abandoned property, escheat or similar Applicable Laws.

Section 2.02 Delivery of Exchange Shares.

(a) Subject to and in exchange for the transfer of the Scheme Shares pursuant to Section 2.01 and the Scheme of Arrangement, as soon as reasonably practicable following the Effective Time (and in any event in accordance with the Scheme of Arrangement), Bidco shall, in accordance with the Scheme of Arrangement and subject to the terms and conditions thereof and subject to Section 2.02(b) and Section 2.07, procure the delivery of, for each Scheme Share, the fraction of an Exchange Share (rounding to the nearest millionth of a share) equal to the quotient (the “Exchange Ratio”) obtained by dividing (i) $1.66 2⁄3 (one U.S. dollar, sixty-six and two-thirds U.S. cents) by (ii) the Jupiter Share Price (provided, that (x) if the Jupiter Share Price is equal to or less than $139.72, the Exchange Ratio shall equal 0.011929 and (y) if the Jupiter Share Price is equal to or greater than $170.76, the Exchange Ratio shall equal 0.009760) (the “Share Deliverable”), to the Scheme Shareholders, credited as fully paid and free from all Liens (other than transfer restrictions arising under applicable securities laws), and such Exchange Shares will rank pari passu in all respects with the Jupiter Ordinary Shares in issue at the Effective Time, including the right to receive and retain dividends and other distributions declared, made or paid by reference to a record date falling on or after the Effective Time.

(b) If, between the date of this Agreement and the Effective Time, the outstanding Geneva Ordinary Shares or Jupiter Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred (or if the number of Geneva Ordinary Shares represented by each Geneva ADS shall have been changed pursuant to the Deposit Agreement), then the amount of the Cash Consideration and/or Exchange Ratio (and/or the Per ADS Cash Consideration and/or the Per ADS Share Deliverable), as applicable, shall be appropriately adjusted to provide to Bidco and the Scheme Shareholders the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.02(b) shall be construed to permit Geneva to take any action with respect to its securities that is prohibited by Section 6.01 or the other terms of this Agreement or permit Jupiter to take any action with respect to its securities that is prohibited by Section 7.01 or the other terms of this Agreement.

Section 2.03 Geneva Long Term Incentive Awards

(a) On the date of the sanction of the Scheme of Arrangement by the Court, each Geneva Share Option (other than a 2021 Geneva Option), to the extent unvested at such time shall become fully vested and, as of the Effective Time, each Geneva Share Option (other than a 2021 Geneva Option) shall, automatically and without any action on the part of the holder of such Geneva Share Option, be exercised, with the holder of such Geneva Share Option becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash equal to the product of (i) the aggregate number of Geneva ADSs underlying such Geneva Share Option (or if the Geneva Share Option is in respect of Geneva Ordinary Shares, the number of Geneva Ordinary Shares divided by 12 (rounded up to the nearest whole number)) and (ii) the excess, if any, of (x) an amount equal to the sum of (A) the Per ADS Share Deliverable multiplied by the opening price on Nasdaq of a Jupiter Ordinary Share on the Effective Date and (B) the Per ADS Cash Consideration over (y) the Option Price (as defined in the applicable Geneva Stock Plan) of such Geneva Share Option (or if the Geneva Share Option is in respect of Geneva Ordinary Shares, the Option Price multiplied by 12).

(b) As soon as practicable following the Effective Time (but in no event later than five Business Days following the Effective Time), Jupiter shall, or shall cause Geneva to, satisfy through its payroll systems all amounts deliverable pursuant to Section 2.03(a) to the former holders of Geneva Share Options.

(c) Effective as of the Effective Time, each Geneva Share Option that is granted on or after the date of this Agreement in 2021 (each, a “2021 Geneva Option”) that is outstanding and unexercised, whether vested or unvested, immediately prior to the Effective Time (each, an “Outstanding 2021 Geneva Option”) shall cease to represent a right to acquire Geneva ADSs underlying such 2021 Geneva Option and shall be converted automatically into an option to acquire Jupiter Ordinary Shares (a “Jupiter Option”) on the same terms and conditions (including applicable vesting, exercise and expiration provisions) as applied to such Outstanding 2021 Geneva Option in accordance with Section 6.01(b)(vi) of this Agreement immediately prior to the Effective Time; provided that: (i) the number of Jupiter Ordinary Shares subject to each assumed Outstanding 2021 Geneva Option shall be determined by multiplying: (A) the number of Geneva ADSs underlying such 2021 Geneva Option immediately prior to the Effective Time; by (B) the 2021 Geneva Option Exchange Ratio, and rounding such product down to the nearest whole share; and (ii) the per share exercise price for the Jupiter Ordinary Shares issuable upon exercise of each assumed Outstanding 2021 Geneva Option shall be determined by dividing: (A) the per share exercise price for the number of Geneva ADSs underlying such 2021 Geneva Option immediately prior to the Effective Time; by (B) the 2021 Geneva Option Exchange Ratio, and rounding such quotient up to the nearest whole cent; and (ii) any Outstanding 2021 Geneva Option that is, as of immediately prior to the Effective Time, subject to performance-based vesting, shall be deemed to have fully satisfied all applicable performance goals such that the corresponding Jupiter Option shall only continue to vest over the remaining service-vesting schedule;. and (iii) each Jupiter Option issued in accordance with this Section 2.03(c) shall be subject to the further terms and conditions set forth in Section 6.01(b)(vi) of the Geneva Disclosure Schedule. For the purposes of this Section 2.03(c), the “Geneva Option Exchange Ratio” is equal to the sum of (A) the Per ADS Share Deliverable plus (B) the Per ADS Cash Consideration divided by the Jupiter Share Price.

(d) Jupiter, Geneva and Bidco shall each take, or procure the taking of, all actions necessary, as applicable, to provide for the treatment of the Geneva Shares Options as set forth in the foregoing provisions of this Section 2.03 and Jupiter, Geneva and Bidco shall cooperate regarding the form and terms of the communications to be made and dispatched to the holders of Geneva Share Options setting out the treatment of the Geneva Share Options in connection with the Scheme of Arrangement.

(e) As of the Effective Time, Bidco shall procure that Jupiter shall assume all of the Geneva Stock Plans, including (i) all of the obligations of Geneva with respect to the Geneva Share Options and (ii) with respect to any amount of shares (as adjusted pursuant to the Exchange Ratio) that remain (or may again become) available for future issuance thereunder, subject to any limitations under Applicable Law or any applicable securities exchange listing requirements.

Section 2.04 Withholding Rights. Bidco, any member of the Bidco Group, any Affiliates of any member of the Bidco Group, any DR Nominee, the Exchange Agent and any other Person shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement or the Scheme of Arrangement (including the Transaction Deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations promulgated thereunder, or any other Applicable Law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts (i) shall be remitted to the applicable Governmental Entity, if required by Applicable Law; and (ii) shall be treated for all purposes of this Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.

Section 2.05 Geneva and Bidco Actions Prior to and at the Closing.

(a) On or prior to the Closing, Geneva shall procure that a meeting of the Geneva Board is held at which resolutions are passed, conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales (and effective as of the Effective Time), approving:

(i) the resignation of such directors of Geneva (and, if required by Bidco, the Geneva company secretary) as Bidco shall determine from (A) the Geneva Board (or as Geneva company secretary) and (B) the boards of directors of any of Geneva’s Subsidiaries on which any such Geneva director also sits; and

(ii) the appointment of such persons as Bidco shall determine as the directors of Geneva (and, if required by Bidco, as Geneva company secretary).

(b) On or prior to the Closing, Bidco shall have obtained, or procured that another member of the Bidco Group shall have obtained, a valuation in respect of the consideration for the delivery of the Exchange Shares in accordance with Section 1028 of the Irish Companies Act 2014 (as amended) (the “Valuation”), if required by Applicable Law.

(c) On the Closing Date, Geneva shall deliver to Bidco a letter of resignation (in customary form) from (or evidence of the removal of) each director or secretary who is to resign in accordance with Section 2.05(a)(i) (provided, that the delivery thereof shall not be a condition to the Closing).

Section 2.06 Further Assurances. Subject to the terms and conditions of this Agreement and the Scheme of Arrangement, at any time before or after the Effective Time, Bidco, Jupiter and Geneva shall each execute any further instruments, deeds, documents, conveyances, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Transaction and to carry out the intent and purposes of this Agreement.

Section 2.07 No Fractional Shares.

(a) No fractional Exchange Shares shall be delivered to Scheme Shareholders in connection with the Scheme of Arrangement or otherwise in connection with this Agreement, and no certificates for any such fractional shares shall be issued.

(b) Any fraction of an Exchange Share to which (i) any Scheme Shareholder other than the Depositary (or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market by the Exchange Agent as soon as reasonably practicable following the Closing Date and such Scheme Shareholder shall be paid in cash, after the Closing Date, with the net proceeds of the sale (after the deduction of the expenses of the sale (including any Tax and amounts in respect of VAT payable thereon), without interest and subject to any required Tax withholding in accordance with Section 2.04) in due proportion to the fractional shares to which they would otherwise have been entitled, and (ii) the Depositary (or the Depositary Custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary Custodian) (to be made at the same time as the payment of the Cash Consideration), representing the Depositary’s entitlement to a fractional Exchange Share valued using the opening price on Nasdaq of a Jupiter

Ordinary Share on the Effective Date. The Parties acknowledge that payments above in lieu of fractional Exchange Shares were not separately bargained-for consideration but merely represent mechanical rounding off for purposes of avoiding the expense and inconvenience to Bidco and Jupiter that would otherwise be caused by the delivery of fractional shares of Exchange Shares.

ARTICLE III

IMPLEMENTATION OF THE SCHEME

Section 3.01 Responsibilities of Geneva in Respect of the Scheme of Arrangement and Geneva Shareholder Meetings.

(a) Geneva shall:

(i) as promptly as practicable following the date hereof (with Geneva using its commercially reasonable efforts to do so within twenty (20) Business Days after the date hereof, except to the extent Geneva is unable to do so due to Bidco or Jupiter’s failure to comply with its obligations under Section 3.02), prepare and file with the SEC a proxy statement (with Bidco’s reasonable cooperation) in preliminary form relating to the Geneva Shareholder Meetings, which shall, among other customary items, contain and set out the terms and conditions of the Scheme of Arrangement, the explanatory statement required by section 897 of the Companies Act and the notices convening the Scheme Meeting and the Geneva GM (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement” and such matters within the Proxy Statement that relate to the Scheme of Arrangement, the “Scheme Document Annex”);

(ii) as soon as reasonably practicable following the date hereof (with Geneva using its commercially reasonable efforts to do so within twenty (20) Business Days after the date hereof, except to the extent Geneva is unable to do so due to Bidco or Jupiter’s failure to comply with its obligations under Section 3.02), prepare a draft of any other documentation which is to be filed, published and/or mailed in connection with the Scheme Document Annex (including the forms of proxy for use by the Geneva Shareholders at the Geneva GM and by the Scheme Shareholders at the Scheme Meeting (the “Forms of Proxy”)) (the “Ancillary Scheme Documentation”);

(iii) if it determines that it is required pursuant to Applicable Law to file any document other than the Proxy Statement with the SEC in connection with the Transaction (such document, as amended or supplemented, an “Other Required Filing”), promptly prepare and file such Other Required Filing with the SEC;

(iv) use its reasonable best efforts to cause the Proxy Statement (including the Scheme Document Annex), the Ancillary Scheme Documentation and any Other Required Filing (and, in each case, any amendment or supplement thereto) (together, the “Transaction Documentation”) to comply in all material respects with Applicable Law (including the Companies Act and any applicable rules and regulations of the SEC and Nasdaq) and have the Proxy Statement clear any SEC review and file the Proxy Statement in definitive form as promptly as practicable after the initial filing thereof (and completion of any SEC review) and shall use its reasonable best efforts to cause the Proxy Statement (including the Scheme Document Annex) and Forms of Proxy (together with any other Ancillary Scheme Documentation to be mailed) to be mailed to the Geneva Shareholders as promptly as reasonably practicable after Geneva learns that the preliminary Proxy Statement will not be reviewed or that the SEC staff has no further comments thereon and the Court approves the convening of the Scheme Meeting;

(v) prior to filing, publishing or mailing any Transaction Documentation or responding to any requests or comments of the SEC or the Court with respect thereto, consult with the Bidco Group as to the form and content of such Transaction Documentation, and, for such purpose, shall afford the Bidco Group reasonably sufficient time to consider the Transaction Documentation and shall take into consideration in good faith all comments reasonably proposed by Bidco, except that no such consultation or consideration shall be required with respect to disclosure regarding a Geneva Adverse Recommendation Change made in accordance with Section 6.02;

(vi) advise Bidco promptly after it receives any oral or written request by the SEC or the Court for amendment of any of the Transaction Documentation or Court Documentation or comments thereon and responses thereto or requests by the SEC or the Court for additional information, and promptly provide Bidco with copies of any written communication from the SEC or the Court or any state securities commission and use reasonable best efforts to respond as promptly as practicable to any comments, responses or requests by the SEC or the Court with respect to the Transaction Documentation and Court Documentation;

(vii) provide Bidco with drafts of any further documents, witness statements, affidavits or evidence to be submitted to the Court in relation to the Scheme of Arrangement (the “Court Documentation”);

(viii) afford Bidco reasonably sufficient time to consider all Court Documentation and take into consideration all comments reasonably proposed by Bidco, other than comments regarding a Geneva Adverse Recommendation Change made in accordance with Section 6.02;

(ix) for the purpose of implementing the Scheme of Arrangement, instruct a Queen’s Counsel from Erskine Chambers;

(x) as promptly as reasonably practicable, notify Bidco of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Transaction Documentation or Court Documentation;

(xi) as promptly as reasonably practicable, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court for directions to convene the Scheme Meeting and settling with the Court the Scheme Document, the Forms of Proxy (and, to the extent applicable, any other Transaction Documentation) and taking such other steps as may be required or desirable in connection with such application, in each case as promptly as reasonably practicable), and use its reasonable best efforts so as to ensure that such matters are dealt with as promptly as practicable in order to facilitate the dispatch of the relevant Transaction Documentation to Geneva Shareholders as soon as practicable following the date hereof;

(xii) procure the publication of the advertisements required by Applicable Law and dispatch of the relevant Transaction Documentation to Geneva Shareholders on the Register of Members of Geneva on the record date and time established by Geneva (in accordance with Applicable Law and, in respect of the Scheme Meeting, with the consent of the Court) as promptly as reasonably practicable after the direction of the Court to dispatch such documents has been obtained, and thereafter shall file, publish and/or mail such other documents and information as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with Applicable Law (and Geneva shall consult with Bidco as with respect thereto and shall afford Bidco reasonably sufficient time to consider such documents and information and shall take into consideration in good faith all comments reasonably proposed by Bidco, except that no such consultation or consideration shall be required with respect to disclosure regarding a Geneva Adverse Recommendation Change made in accordance with Section 6.02) as promptly as reasonably practicable after the approval or direction of the Court to file, publish or mail such documents and information has been given;

(xiii) unless the Geneva Board has effected a Geneva Adverse Recommendation Change in accordance with Section 6.02, procure that the Proxy Statement (and the Scheme Document Annex) includes the Geneva Board Recommendation;

(xiv) include in the Proxy Statement (and the Scheme Document Annex) a notice convening the Geneva GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Geneva Shareholder Resolution;

(xv) establish a record date and time for and convene and hold the Scheme Meeting and the Geneva GM as soon as reasonably practicable following the date of this Agreement (and such that, subject only to Section 3.02, the Scheme Meeting and Geneva GM are convened for the date that is as soon after the date of the dispatch of the relevant Transaction Documentation as is reasonably practicable and permissible under Applicable Law and the Geneva Organizational Documents (and, in any event, use commercially reasonable efforts to do so by no later than the date falling 40 calendar days after the dispatch of the Proxy Statement (including the Scheme Document Annex)), in each case subject to Section 3.01(a)(xviii), and use commercially reasonable efforts to ensure that the Scheme Meeting and Geneva GM are convened, held and conducted in compliance with this Agreement, the Geneva Organizational Documents and Applicable Law (including, where relevant, the directions of the Court);

(xvi) permit a reasonable number of Representatives of Bidco and Jupiter to attend and observe the Scheme Meeting and the Geneva GM and, unless the Court otherwise directs, to attend and observe each hearing of the Court;

(xvii) keep Bidco informed on a reasonably regular basis, during the period between the dispatch of the Transaction Documentation to Geneva Shareholders and the date of the Geneva Shareholder Meetings, of the number of valid proxy votes received in respect of resolutions to be proposed at the Scheme Meeting and the Geneva GM (with the number of valid proxy votes for and against being separately identified in respect of each resolution), and in any event provide such number as soon as reasonably practicable following a request by Bidco or its Representatives and, unless the Geneva Board has effected a Geneva Adverse Recommendation Change in accordance with Section 6.02, use reasonable best efforts to obtain the Geneva Shareholder Approvals and conduct any proxy solicitation exercise and undertake any other steps as may reasonably be requested by any member of the Bidco Group to assist in obtaining the Geneva Shareholder Approvals;

(xviii) except as required by Applicable Law or the Court, not postpone or adjourn the Scheme Meeting or the Geneva GM; provided, however, that Geneva may, without the consent of Bidco and only in accordance with the Geneva Organizational Documents, Applicable Law and, if relevant, the consent of the Court, adjourn or postpone the Scheme Meeting and/or the Geneva GM (A) in the case of adjournment, if requested by the Geneva Shareholders (on a poll) to do so, provided that the adjournment resolution was not proposed, procured or instigated by or on behalf of Geneva or any of its officers, directors, employees, agents or other Representatives acting on Geneva’s behalf or at Geneva’s direction, (B) to the extent necessary to ensure that any required (or, as determined by the Geneva Board acting reasonably and in good faith after consulting with outside counsel and having first consulted with Bidco, advisable) supplement or amendment to the Proxy Statement or Scheme Document Annex is provided to the Geneva Shareholders or to permit dissemination of information which is material to the Geneva Shareholders voting at the Geneva Shareholder Meetings, with such postponement or adjournment to extend for no longer than the period that the Geneva Board determines in good faith (after consulting with outside counsel) is reasonably necessary or (having first consulted with Bidco) advisable to give the Geneva Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided, that no such postponement or adjournment under this clause (B) may be to a date that is after the 10th Business Day after the date of such disclosure or dissemination other than to the extent required by Applicable Law), (C) if, as of the time for which the Scheme Meeting or the Geneva GM is scheduled (as set forth in the Scheme Document Annex), there are insufficient Geneva Ordinary Shares or Scheme Shares (as applicable) represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Geneva GM, but only until a meeting can be held at which there are a sufficient number of Geneva Ordinary Shares or Scheme Shares (as applicable) represented to constitute a quorum, or (D) to solicit additional proxies for the purpose of obtaining the Geneva Shareholder Approvals, but only until a meeting can be held at which there are sufficient number of votes of the Geneva Shareholders or Scheme Shareholders (as applicable) to obtain the relevant Geneva Shareholder Approvals (provided, that no such postponement or adjournment pursuant to the foregoing clauses (C) or (D) may be for a period of more than 10 Business Days on any single occasion or, on any occasion, to a date after the earlier of (x) 30 Business Days after the date on which the Scheme Meeting or the Geneva GM were originally scheduled, as applicable, and (y) 15 Business Days before the End Date);

(xix) not propose any matters to be voted on at the Scheme Meeting or the Geneva GM other than the matters contemplated by this Agreement in connection with the Geneva Shareholder Approvals (and matters of procedure and matters required by or advisable under Applicable Law to be voted on by the Geneva Shareholders in connection therewith);

(xx) not withdraw the Scheme of Arrangement or allow it to lapse without the prior written consent of Bidco;

(xxi) following the Geneva Shareholder Meetings, if the Geneva Shareholder Approvals have been obtained and all other conditions set forth in Article IX are satisfied or (to the extent permitted by Applicable Law) waived (other than (A) those conditions that by their nature are to be satisfied at the Closing (but subject to those conditions being able to be satisfied or having been waived) and (B) the condition set forth in Section 9.01(b)), subject to the proviso to the first sentence of Section 1.02, take all necessary steps on the part of Geneva, including to prepare and issue, serve and lodge all such court documents as are required, to seek the sanction of the Court to the Scheme of Arrangement as promptly as practicable thereafter; provided that Geneva shall be permitted to make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law (it being understood, for the avoidance of doubt, that the pendency of the Marketing Period shall not prohibit Geneva from taking (or relieve Geneva’s obligations in this clause (xxi) or otherwise to take) actions such that the hearing to sanction the Scheme of Arrangement can be held as promptly as practicable following the date specified in the proviso to the first sentence of Section 1.02);

(xxii) give such undertakings as are required by the Court in connection with the Scheme of Arrangement;

(xxiii) promptly provide Bidco with a certified copy of the resolution passed at the Scheme Meeting, the Geneva Shareholder Resolution passed at the Geneva GM and of each order of the Court (including the Court Order) once obtained, and use reasonable best efforts to deliver the Court Order to the Registrar of Companies in England and Wales on, or as promptly as practicable (and in any event within two Business Days) after, the date that the condition set forth in Section 9.01(b) is satisfied;

(xxiv) to the extent not covered by the foregoing clauses (i) through (xxiii) of this Section 3.01(a), use reasonable best efforts to cooperate fully and in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with the Bidco Group and their respective Representatives in preparing the Transaction Documentation and Court Documentation, convening and holding the Geneva Shareholder Meetings and obtaining the sanction of the Court of the Scheme of Arrangement (including making such confirmations to the Court and otherwise engaging with the Court, and instructing its counsel to engage with the Court, in such manner as to obtain such sanction from the Court); provided that Geneva shall be permitted to (x) make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law or (y) make a Geneva Adverse Recommendation Change in accordance with Section 6.02) as expeditiously as practicable; and

(xxv) notwithstanding anything to the contrary in this Agreement, the obligations of Geneva under this Section 3.01 shall continue in full force and effect following any Geneva Adverse Recommendation Change unless this Agreement is validly terminated in accordance with Article X or as expressly provided in clauses (i) through (xxiv).

Section 3.02 Responsibilities of Bidco and Jupiter in Respect of the Scheme of Arrangement.

(a) Each of Bidco and Jupiter shall:

(i) instruct counsel to appear on its behalf at the Court hearing to sanction the Scheme of Arrangement, and undertake to the Court to be bound by the terms of the Scheme of Arrangement insofar as it relates to Bidco or Jupiter (as applicable), it being understood, for the avoidance of doubt, that this shall not oblige Bidco or Jupiter to waive any of the conditions to Closing or treat them as satisfied;

(ii) subject to the terms of this Agreement, afford all such prompt cooperation and assistance, and procure that each member of the Bidco Group affords all such prompt cooperation and assistance, as may reasonably be requested by Geneva in respect of the preparation and verification of any document required for the implementation of the Scheme of Arrangement or any other matter covered by Section 3.01, including the prompt and timely provision to Geneva of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Geneva may reasonably request (including for the purposes of preparing the Transaction Documentation and the Court Documentation), including, if required, pro forma financial statements satisfying the applicable requirements of Schedule 14A under the 1934 Act;

(iii) review and provide comments (if any) in a reasonably timely manner on all Transaction Documentation and Court Documentation submitted to it;

(iv) as soon as reasonably practicable, notify Geneva of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Transaction Documentation or Court Documentation; and

(v) to the extent not covered by the foregoing clauses (i) through (iv) of this Section 3.02(a), use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with Geneva and its Representatives in preparing the Transaction Documentation and Court Documentation and convening and holding the Geneva Shareholder Meetings as expeditiously as reasonably practicable.

Section 3.03 Mutual Provisions in Relation to the Scheme of Arrangement and the Geneva Shareholder Meetings.

(a) If Bidco or Geneva acting reasonably considers that an amendment should be made to the provisions of the Scheme of Arrangement in order to implement the Transaction in as efficient a manner as practicable, it may notify the other Parties and the Parties shall be obliged to consider and negotiate, acting reasonably and in good faith, such amendment; provided that no Party shall be required to consider or negotiate any amendment that would (i) prevent, materially delay or materially impede the Closing, (ii) alter or change the amount, nature or mix of the Transaction Deliverables or (iii) adversely affect it or its shareholders in any material respect).

(b) If, at any time prior to the receipt of the Geneva Shareholder Approvals, Geneva, Bidco or Jupiter discover that any of the Transaction Documentation contains any misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties, and, if such discovery is made prior to the receipt of the Geneva Shareholder Approvals, as promptly as reasonably practicable thereafter Geneva shall file with the SEC and the Court, as applicable, any necessary amendment of, or supplement to, the Transaction Documentation and, to the extent required by Applicable Law, disseminate the information contained in such amendment or supplement to the Geneva Shareholders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF GENEVA

Except (a) as set forth in the section or subsection of the Geneva Disclosure Schedule corresponding to the particular section or subsection in this Article IV or in any other section or subsection of Article IV of the Geneva Disclosure Schedule to the extent it is reasonably apparent on the face of such disclosure that it is applicable to qualify such representation and warranty and (b) as disclosed in any Geneva SEC Document publicly filed since January 1, 2019 and prior to the date of this Agreement; provided that in no event shall any information contained in any part of any Geneva SEC Document entitled “Risk Factors,” “Forward-Looking Statements,” “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward Looking Statements” or any other disclosures in any Geneva SEC Document that are not statements of fact or are cautionary, predictive or forward-looking in nature be deemed to be a disclosure for purposes of or otherwise qualify any such representations and warranties; provided, further that this clause (b) will not apply to the representations and warranties contained in Section 4.01, Section 4.02, Section 4.05, Section 4.06, Section 4.25, Section 4.26 or Section 4.27, Geneva hereby represents and warrants to Bidco and Jupiter as set forth below:

Section 4.01 Corporate Existence and Power. Geneva is a public limited company duly incorporated and validly existing under the laws of England and Wales. Geneva has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted, except where the failure to have such power and authority would not reasonably be expected to, individually or in the aggregate, (a) have a Material Adverse Effect or (b) prevent, materially delay or materially impair the ability of Geneva to perform its obligations under this Agreement or to consummate the Transaction. Geneva is duly qualified to do business and, where applicable, is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Geneva to perform its obligations under this Agreement or to consummate the Transaction. Prior to the date of this Agreement, Geneva has made available to Bidco a true and complete copy of the articles of association of Geneva as in effect on the date of this Agreement (the “Geneva Organizational Documents”). The Geneva Organizational Documents are in full force and effect and Geneva is not in violation of the Geneva Organizational Documents in any material respect. Geneva has made available prior to the date of this Agreement true and complete copies of the minute books of the Geneva Board from January 1, 2019 to the date hereof; provided, however, that (i) Geneva has redacted such materials to the extent necessary to omit information concerning this Agreement or the transactions contemplated hereby, competitively or commercially sensitive information or privileged information and (ii) minutes of meetings that pertain solely to discussion of this Agreement or the transactions contemplated hereby have not been provided.

Section 4.02 Corporate Authorization.

(a) The execution, delivery and performance by Geneva of this Agreement and the Scheme of Arrangement and the consummation by Geneva of the transactions contemplated by this Agreement and the Scheme of Arrangement are within the corporate powers and authority of Geneva and, except for the Geneva Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, have been duly authorized by all necessary corporate action on the part of Geneva. The Geneva Shareholder Approvals are the only votes of the Geneva Shareholders or the holders of any other Equity Securities of Geneva necessary in connection with this Agreement and the Scheme of Arrangement and the consummation by Geneva of the transactions contemplated by this Agreement and the Scheme of Arrangement. This Agreement has been and the Scheme of Arrangement will be duly executed and delivered by Geneva and (assuming due authorization, execution and delivery by Bidco and Jupiter) constitutes a valid, legal and binding agreement of Geneva enforceable against Geneva in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity (collectively, the “Bankruptcy and Equity Exceptions”)).

(b) At a meeting duly called and held, the Geneva Board unanimously resolved (i) that this Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby (including the Transaction) are fair to and in the best interests of Geneva for the benefit of the Geneva Shareholders as a whole, (ii) that this Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby (including the Transaction) be and are approved and (iii) to recommend to the Geneva Shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Geneva Shareholder Resolution at the Geneva GM (such recommendation referred to herein as the “Geneva Board Recommendation”). Except, with respect to clause (iii) of the preceding sentence, as permitted by Section 6.02, the Geneva Board has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions.

Section 4.03 Governmental Authorization. The execution, delivery and performance by Geneva of this Agreement and the Scheme of Arrangement and the consummation by Geneva of the transactions contemplated hereby and by the Scheme of Arrangement (including the Transaction) require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) compliance with any applicable requirements of the HSR Act, (b) compliance with any applicable Antitrust Laws of any non-U.S. jurisdictions (collectively, “Foreign Antitrust Laws”), (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable (the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable, collectively “Nasdaq”), (d) compliance with any applicable requirements of the Companies Act, (e) the sanction of the Scheme of Arrangement by the Court and (f) any other actions, Consents or Filings the absence of which (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Geneva to perform its obligations under this Agreement or to consummate the Transaction.

Section 4.04 Non-contravention. Assuming compliance with the matters referred to in Section 4.03 and receipt of the Geneva Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by Geneva of this Agreement and the consummation of the transactions contemplated hereby and thereby and by the Scheme of Arrangement (including the Transaction) do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Geneva Organizational Documents, (b) contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Geneva or any of its Subsidiaries is entitled under, any provision of any Contract or Geneva Permit binding on Geneva or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Geneva or any of its Subsidiaries, except, in the case of clauses (b)-(d), as (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Geneva to perform its obligations under this Agreement or to consummate the Transaction.

Section 4.05 Capitalization.

(a) As of the close of business on January 29, 2021 (the “Capitalization Date”), (i) there were 376,032,272 Geneva Ordinary Shares in issue (of which (A) none were held in treasury and (B) 363,488,172 Geneva Ordinary Shares were deposited with the Depositary or the Depositary Custodian pursuant to the Deposit Agreement and represented by 30,290,681 Geneva ADSs), (ii) there were in existence Geneva Share Options to purchase an aggregate of 1,378,820 Geneva ADSs (representing 16,545,840 Ordinary Shares) and (iii) 1,534,603 additional Geneva ADSs or 18,415,236 additional Geneva Ordinary Shares were reserved for issuance pursuant to Geneva Stock Plans. Except as set forth in the preceding sentence of this Section 4.05(a), as of the date hereof, there are no issued, reserved for issuance or outstanding Geneva Ordinary Shares or other Equity Securities of Geneva, other than (x) Geneva ADSs issued after the Capitalization Date under the Deposit Agreement in exchange for the deposit with the Depositary (or the Depositary Custodian) of Geneva Ordinary Shares outstanding as of the Capitalization Date as set forth in the preceding sentence, (y) Geneva Ordinary Shares included in the amount specified in clause (i)(B) of the preceding sentence and delivered after the Capitalization Date upon the surrender and cancellation of Geneva ADSs pursuant to the Deposit Agreement or (z) Geneva Ordinary Shares or Geneva ADSs issued after the Capitalization Date pursuant to the exercise of Geneva Share

Options outstanding as of the Capitalization Date as set forth in the preceding sentence. Each Geneva ADS represents a beneficial ownership interest in 12 Geneva Ordinary Shares, subject to the terms and conditions of the Deposit Agreement. All outstanding Geneva Ordinary Shares and Geneva ADSs have been, and all shares or other securities in the capital of Geneva that may be issued prior to the Effective Time will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid or credited as fully paid, nonassessable, free from any transfer restrictions (other than transfer restrictions arising under applicable securities laws) and have not been and will not be issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. No Subsidiary of Geneva owns any Geneva Ordinary Shares or other Equity Securities of Geneva.

(b) Section 4.05(b) of the Geneva Disclosure Schedule sets forth a true and complete list, as of the close of business on the Capitalization Date, of (i) each Geneva Share Option, (ii) the number of Geneva ADSs or Geneva Ordinary Shares underlying each Geneva Share Option (assuming achievement at target performance for any performance-based Geneva Share Options), (iii) the date on which the Geneva Share Option was granted, (iv) the Geneva Employee Plan under which the Geneva Share Option was granted, (v) the exercise price of each Geneva Share Option, if applicable, and (vi) the expiration date of each Geneva Share Option, if applicable.

(c) There are no outstanding bonds, debentures, notes or other indebtedness of Geneva or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Geneva have the right to vote. There are no outstanding obligations of Geneva or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Geneva Ordinary Shares or other Equity Securities of Geneva (other than pursuant to the exercise or settlement of Geneva Share Options, or the forfeiture of, or withholding of Taxes with respect to, Geneva Share Options). Neither Geneva nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Geneva Ordinary Shares or other Equity Securities of Geneva other than the Deposit Agreement. Geneva is in compliance in all material respects with the Deposit Agreement. Geneva has made available to Bidco a true and complete copy of the Deposit Agreement.

Section 4.06 Subsidiaries.

(a) Each Subsidiary of Geneva is a corporation or other entity duly incorporated, formed or organized, validly existing and in good standing (except to the extent such concept is not applicable under Applicable Law of such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable) under the laws of its jurisdiction of incorporation, formation or organization and has all corporate or other organizational powers and authority, as applicable, required to own, lease and operate its properties and assets and to carry on its business as now conducted, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of Geneva’s “significant subsidiaries” as of the date hereof, as such term is defined in Regulation S-X promulgated by the SEC is in material violation of any of its articles of association, certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement or comparable constituent, constitutional or organizational documents, in each case as amended to and in effect as of the date hereof. Section 4.06(a) of the Geneva Disclosure Schedule sets forth an accurate and complete list, as of the date of this Agreement, of each Subsidiary of Geneva (excluding, for the avoidance of doubt, any branch offices) and each Person in which Geneva or any Subsidiary of Geneva owns an equity or other economic interest, together with (i) the jurisdiction of incorporation, formation or organization, as the case may be, of each Subsidiary of Geneva or such other Person, (ii) the type and percentage of interests held, directly or indirectly, by Geneva in each of its Subsidiaries or in each such other Person, (iii) in the case of a Subsidiary of Geneva, the names and the type of and percentage of interests held by any Person other than Geneva or a Subsidiary of Geneva in such Subsidiary of Geneva and (iv) the classification for U.S. federal income Tax purposes of each Subsidiary of Geneva.

(b) All of the issued and outstanding share capital or other Equity Securities of each Subsidiary of Geneva have been validly issued and are fully paid or credited as fully paid and nonassessable (except to the extent such concepts are not applicable under Applicable Law of such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable) and are owned by Geneva, directly or indirectly, free and clear of any Lien (other than transfer restrictions arising under securities laws or under the organizational documents of such Subsidiary) and have not been issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. There are no outstanding obligations of Geneva or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of any Subsidiary of Geneva.

Section 4.07 SEC Filings; the Sarbanes-Oxley Act and UK Company Filings.

(a) Geneva has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by Geneva since January 1, 2019 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Geneva SEC Documents”). No Subsidiary of Geneva is required to file or furnish any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.

(b) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), the Geneva SEC Documents filed or furnished prior to the date of this Agreement complied, and each Geneva SEC Document filed or furnished subsequent to the date of this Agreement (assuming, in the case of the Proxy Statement, that the representations and warranties set forth in Section 5.09 are true and correct) will comply, in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be. Geneva is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the applicable listing and corporate governance rules and regulations of Nasdaq.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Geneva SEC Document filed or furnished prior to the date of this Agreement did not, and each Geneva SEC Document filed or furnished subsequent to the date of this Agreement (assuming, in the case of the Proxy Statement, that the representations and warranties set forth in Section 5.09 are true and correct) will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(d) As of the date of this Agreement, (i) there are no outstanding or unresolved comments received from the SEC staff with respect to any of the Geneva SEC Documents and (ii) to the knowledge of Geneva, none of the Geneva SEC Documents (including the financial statements included therein) are subject to ongoing SEC review.

(e) Geneva maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act) that are designed to provide reasonable assurance that all information required to be disclosed in Geneva’s reports filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to Geneva’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of Geneva and the principal financial officer of Geneva to make the certifications required under the 1934 Act with respect to such reports. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(f) Geneva maintains a system of internal controls over financial reporting (as defined in Rule 13a-15 under the 1934 Act) (“internal controls”) designed to provide reasonable assurance regarding the reliability of Geneva’s financial reporting and the preparation of Geneva’s financial statements for external purposes in accordance with GAAP, and Geneva’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to Geneva’s auditors and the audit committee of the Geneva Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect Geneva’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. Geneva has made available to Bidco prior to the date of this Agreement a true and complete summary (in all material respects) or copies of any disclosure of the type described in the preceding sentence made by management to Geneva’s auditors and audit committee during the period beginning on January 1, 2019 and ending as of the date hereof. Since January 1, 2019 to the date of this Agreement, each of the principal executive officer and principal financial officer of Geneva (or each former principal executive officer and principal financial officer of Geneva, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq. As of the date of this Agreement, neither Geneva nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(g) All returns, resolutions and other documents required under the United Kingdom Companies Legislation to be delivered by or on behalf of Geneva or any of its Subsidiaries to the Registrar of Companies in England and Wales have, in all material respects, been prepared and delivered in accordance with applicable requirements.

(h) The Scheme Document Annex and the Proxy Statement will not, on the date the Scheme Document Annex and the Proxy Statement (and any amendment or supplement thereto) are first made available to Geneva Shareholders in definitive form and on the date of the Scheme Meeting and the Geneva GM, as applicable, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, Geneva makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement or the Scheme Document Annex (in each case including any amendment or supplement thereto) based on information supplied in writing by or on behalf of Jupiter or any of its Affiliates for inclusion or incorporation by reference therein.

Section 4.08 Financial Statements and Financial Matters.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements of Geneva included or incorporated by reference in Geneva SEC Documents (or, if any such Geneva SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Geneva SEC Document) present fairly in all material respects, in conformity with GAAP applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto), the consolidated financial position of Geneva and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in each case, to normal and recurring year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared in all material respects from the books and records of Geneva and its Subsidiaries.

(b) From January 1, 2019 to the date of this Agreement, Geneva has not received written notice from the SEC, the FCA, the FRC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC, the FCA, the FRC or any other Governmental Authority. Since January 31, 2019 to the date of this Agreement, neither Geneva nor any Subsidiary of Geneva has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of Geneva or any Subsidiary of Geneva or their respective internal accounting controls.

Section 4.09 Absence of Certain Changes.

(a) (i) Since the Balance Sheet Date through the date of this Agreement, except for the negotiation of this Agreement and the transactions contemplated hereby, the business of Geneva and its Subsidiaries has been conducted in all material respects in the ordinary course of business and (ii) since the Balance Sheet Date, there has not been any event, change, effect, circumstance, fact, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Since the Balance Sheet Date through the date of this Agreement, there has not been any action taken by Geneva or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time, would require Bidco’s consent under clauses (ii), (iii), (vi), (vii), (viii), (ix), (xiii), (xiv), (xv), (xvi) or (xvii) of Section 6.01(b) (or solely with respect to the foregoing clauses, clause (xxi) of Section 6.01(b)).

Section 4.10 No Undisclosed Material Liabilities. There are no liabilities or obligations of Geneva or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations specifically disclosed, reflected or reserved against in Geneva Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business since the Balance Sheet Date, (c) liabilities expressly required or expressly contemplated by this Agreement or (d) other liabilities or obligations that have not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date of this Agreement, there are no off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the 1933 Act (“Regulation S-K”) that have not been so described in Geneva SEC Documents.

Section 4.11 Litigation. There are no Proceedings pending or, to the knowledge of Geneva, threatened against Geneva, any of its Subsidiaries, any present or, to the knowledge of Geneva, former officers, directors or employees of Geneva or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of Geneva or any of its Subsidiaries, by or before (or, in the case of threatened Proceedings, that would be by or before) any Governmental Authority, (a) that have had, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (b) that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Geneva to perform its obligations under this Agreement or to consummate the Transaction; provided, that to the extent any such representations or warranties in the foregoing clauses (a) and (b) pertain to Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof. There is (in the case of clause (ii) below, as of the date of this Agreement) no Order outstanding against Geneva, any of its Subsidiaries, any present or, to the knowledge of Geneva, former officers, directors or employees of Geneva or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of any of Geneva or any of its Subsidiaries or, to the knowledge of Geneva, threatened against or affecting Geneva, any of its Subsidiaries, any present or, to the knowledge of Geneva, former officers, directors or employees of Geneva in their respective capacities as such, or any of the respective properties or assets of any of Geneva or any of its Subsidiaries, that (i) has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Geneva to perform its obligations under this Agreement or to consummate the Transaction.

Section 4.12 Permits. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Geneva and each of its Subsidiaries hold all governmental licenses and Consents necessary for the operation of its respective businesses as they are now being conducted (the “Geneva Permits”). Geneva and each of its Subsidiaries are, and since January 1, 2019 have been, in compliance with the terms of Geneva Permits, except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All Geneva Permits are in full force and effect (subject to the Bankruptcy and Equity Exceptions to the extent applicable thereto) and no default (with or without notice, lapse of time, or both) has occurred under any Geneva Permit and there are no Proceedings pending, or, to the knowledge of Geneva, threatened that seek, and the revocation, cancellation, termination, non-renewal or adverse modification of any Geneva Permit, except where such revocation, cancellation, termination, non-renewal or adverse modification has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.13 Compliance with Laws. Geneva and each of its Subsidiaries are, and since January 1, 2019 have been, in compliance with, and are not, and since January 1, 2019 have not been, in default under or in violation of, all Applicable Laws, except for failures to comply that (i) have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Geneva to perform its obligations under this Agreement or to consummate the Transaction.

Section 4.14 Regulatory Matters.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each of Geneva and its Subsidiaries holds (A) all authorizations under the U.S. Food, Drug, and Cosmetic Act of 1938 (the “FDCA”), the U.S. Public Health Service Act (the “PHSA”), and the regulations of the U.S. Food and Drug Administration (the “FDA”) promulgated thereunder, and (B) authorizations of any applicable Governmental Authority that are concerned with the quality, identity, strength, purity, safety, efficacy, manufacturing, packaging, labelling, storage, transport, marketing, distribution, sale, pricing, import or export of any of the Geneva Products (any such Governmental Authority, a “Geneva Regulatory Agency”) necessary for the lawful operation of the businesses of Geneva or any of its Subsidiaries as currently conducted (the “Geneva Regulatory Permits”); (ii) all such Geneva Regulatory Permits are valid and in full force and effect (subject to the Bankruptcy and Equity Exceptions to the extent applicable thereto); and (iii) Geneva and its Subsidiaries are in compliance with the terms of all Geneva Regulatory Permits. To the knowledge of Geneva, as of the date hereof the Specified Geneva Product qualifies for a period of orphan drug exclusivity in the United States for: (i) the treatment of seizures associated with tuberous sclerosis complex in patients 1 year of age and older that expires July 31, 2027; and (ii) the treatment of seizures associated with Lennox-Gastaut syndrome and Dravet syndrome in patients aged 1 to less than 2 that expires July 31, 2027. Geneva has not received any communication from the FDA from January 1, 2018 to the date hereof asserting, and does not otherwise have knowledge, as of the date hereof, of any information to suggest, that the Specified Geneva Product does not qualify for or will not receive such orphan exclusivities.

(b) As of the date hereof, neither Geneva nor any of its Subsidiaries are party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Geneva Regulatory Agency.

(c) All pre-clinical and clinical investigations in respect of a Geneva Product conducted or sponsored by Geneva or any of its Subsidiaries are being, and since January 1, 2019 have been, conducted in compliance with all Applicable Laws administered or issued by the applicable Geneva Regulatory Agencies, including (i) FDA standards for the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of clinical trials contained in Title 21 parts 50, 54, 56, 312, 314 and 320 of the Code of Federal Regulations and (ii) any Applicable Laws restricting the collection, use and disclosure of individually identifiable health information and personal information, except, in each case, for such noncompliance that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, during the period beginning on January 1, 2019 and ending on the date of this Agreement, neither Geneva nor any of its Subsidiaries has received any written notice from the FDA or the European Medicines Agency (the “EMA”) or any foreign agency with jurisdiction over the development, marketing, labeling, sale, use handling and control, safety, efficacy, reliability, distribution, storage, transport, packaging or manufacturing of Geneva Products that would reasonably be expected to lead to the denial, limitation, revocation, or rescission of any of the Geneva Regulatory Permits or of any application for marketing approval currently pending before the FDA or such other Geneva Regulatory Agency.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Geneva and its respective directors, officers, employees and, to the knowledge of Geneva, its other agents (while acting in such capacity) are, and since January 1, 2019 have been, in compliance with all Applicable Laws relating to controlled substances or the manufacturing, distributing, transporting, labeling, packaging, dispensing, using, reporting, storing, disposing, importing, exporting, controlling, wholesaling, brokering or trading of controlled substances, including the federal Controlled Substances Act (21 U.S.C. §§ 801 et seq.), the regulations promulgated pursuant thereto, and any other similar local, state, or foreign laws (including in each jurisdiction where Epidiolex or Sativex are approved or have ongoing clinical trials), including all necessary registration, recordkeeping, reporting, security and storage requirements. Since January 1, 2019 to the date hereof, Geneva has not received any correspondence or any other written communication from any Governmental Authority, including the Drug Enforcement Administration and local, state or foreign regulatory and law enforcement authorities, of potential or actual non-compliance by, or liability of, Geneva under any Applicable Law relating to controlled substances.

(f) Since January 1, 2019, all reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any other Geneva Regulatory Agency by Geneva and its Subsidiaries have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such reports, documents, claims, permits and notices were true and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). Since January 1, 2019, neither Geneva nor any of its Subsidiaries, nor, to the knowledge of Geneva, any officer, employee, agent or distributor of Geneva or any of its Subsidiaries, has made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Geneva Regulatory Agency, failed to disclose a material fact required to be disclosed to the FDA or any other Geneva Regulatory Agency, or committed an act, made a statement, or failed to make a statement, in each such case, related to the business of Geneva or any of its Subsidiaries, that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for the FDA or any other Geneva Regulatory Agency to invoke any similar policy, except for any act or statement or failure to make a statement that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2019, (i) neither Geneva nor any of its Subsidiaries, nor, to the knowledge of Geneva, any officer, employee, agent or distributor of Geneva or any of its Subsidiaries, has been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Applicable Law or authorized by 21 U.S.C. § 335a(b) or any similar Applicable Law applicable in other jurisdictions in which material quantities of any of the Geneva Products are sold or where Geneva has publicly announced an intention to sell a Geneva Product in 2021; and (ii) neither Geneva nor any of its Subsidiaries, nor, to the knowledge of Geneva, any officer, employee, agent or distributor of Geneva or any of its Subsidiaries, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could reasonably be expected to be excluded from participating in any federal health care program under Section 1128 of the Social Security Act of 1935 or any similar program, including any conduct that would constitute non-compliance with the Federal Anti-Kickback Statute, Federal False Claims Act, or their respective state equivalents.

(g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as to each Geneva Product subject to the FDCA and the regulations of the FDA promulgated thereunder or any similar Applicable Law in any foreign jurisdiction in which material quantities of any of the Geneva Products are sold that has been developed, manufactured, tested, distributed or marketed by or on behalf of Geneva or any of its Subsidiaries, each such Geneva Product is being or has been developed, manufactured, stored, distributed and marketed in compliance with all Applicable Laws, including those relating to investigational use, marketing approval, current good manufacturing practices, packaging, labeling, advertising, record keeping, reporting, and security. There are no Proceedings pending or, to the knowledge of Geneva, threatened, including any prosecution, injunction, seizure, civil fine, debarment, suspension or recall, in each case alleging any violation applicable to any Geneva Product by Geneva or any of its Subsidiaries of any Applicable Law, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) during the period beginning on January 1, 2019 and ending on the date of this Agreement, neither Geneva nor any of its Subsidiaries have voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, field corrections, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action to wholesalers, distributors, retailers, healthcare professionals or patients relating to an alleged lack of safety, efficacy or regulatory compliance of any Geneva Product and (ii) to the knowledge of Geneva, neither Geneva nor any of its Subsidiaries has received, any written notice from the FDA or any other Geneva Regulatory Agency during the period beginning on January 1, 2019 and ending on the date of this Agreement regarding (A) the recall, market withdrawal or replacement of any Geneva Product sold (other than recalls, withdrawals or replacements that are not material to Geneva and its Subsidiaries, taken as a whole), (B) a material change in the marketing classification or a material change in the labeling of any such Geneva Products, (C) a termination or suspension of the manufacturing, marketing, or distribution of such Geneva Products, or (D) a material negative change in reimbursement status of a Geneva Product.

(i) No notification is required under Part XII of the United Kingdom Financial Services and Markets Act 2000 to the FCA or the United Kingdom Prudential Regulation Authority in connection with the Transaction.

Section 4.15 Material Contracts.

(a) Section 4.15(a) of the Geneva Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts to which Geneva or any of its Subsidiaries is a party or by which any of them or any of their respective assets are bound (each such Contract listed or required to be so listed, and each of the following Contracts to which Geneva or any of its Subsidiaries becomes a party or by which any of them or any of their respective assets become bound after the date of this Agreement, a “Geneva Material Contract”):

(i) any Contract (other than Leases), including any manufacturing, supply or distribution agreement, that involved in the fiscal year ending December 31, 2020, the payment or delivery of cash or other consideration by or to Geneva or any of its Subsidiaries in an amount that had a value or having an expected value in excess of $5,000,000;

(ii) any Contract that relates primarily to, and is material to, the manufacture or distribution of the Specified Geneva Product (excluding Contracts that would reasonably be expected to be replaceable in the event of the termination or expiration of such Contract on substantially similar or improved terms without any material disruption to the manufacture or distribution of the Specified Geneva Product);

(iii) each Contract providing for or (in the case of subclause (B) related to) the acquisition or disposition of assets outside of the ordinary course of business or of securities by or from any Person or any business (or any contract providing for an option, right of first refusal or offer or similar rights with respect to any of the foregoing) (A) entered into since December 31, 2018 that involved or would reasonably be expected to involve the payment of consideration in excess of $10,000,000 in the aggregate with respect to such Contract or series of related Contracts, or (B) that contains (or would contain, in the case of an option, right of first refusal or offer or similar rights) (x) ongoing representations, warranties, covenants, indemnities or other obligations (including “earn-out”, contingent value rights or other contingent payment or value obligations) that would involve or would reasonably be expected to require the receipt or making of payments in excess of $10,000,000 or (y) any provision pursuant to which any Equity Securities of Geneva or any of its Subsidiaries (including any Geneva ADS, but excluding any Geneva Employee Plans) may be issued;

(iv) any Contract between any Governmental Authority, on the one hand, and Geneva or any of its Subsidiaries, on the other hand, involving or that would reasonably be expected to involve payments to or from such Governmental Authority in an amount having an expected value in excess of $3,000,000 in the fiscal year ending December 31, 2020;

(v) any Contract that (A) limits or purports to limit, in any material respect, the freedom of Geneva or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area, (B) contains material exclusivity or “most favored nation” obligations or restrictions with respect to Geneva or any of its Subsidiaries or (C) contains any other provisions that restrict the ability of Geneva or any of its Subsidiaries to sell, market, distribute, promote, manufacture, develop, commercialize, or test or research any Geneva Product, directly or indirectly through third parties, in any material respect;

(vi) any Contract relating to Indebtedness of Geneva or any of its Subsidiaries (including under any short-term financing facility) in excess of $5,000,000 (whether incurred, assumed, guaranteed or secured by any asset of Geneva or any of its Subsidiaries) other than any Contract exclusively between or among Geneva and any of its wholly owned Subsidiaries;

(vii) any Contract restricting the payment of dividends or the making of distributions in respect of any Equity Securities of Geneva or any of its Subsidiaries or the repurchase or redemption of, any Equity Securities of Geneva or any of its Subsidiaries (other than Contracts relating to Indebtedness described in clause (vi) of this Section 4.15(a) and set forth in in clause (vi) of Section 4.15(a) of the Geneva Disclosure Schedule);

(viii) any material joint venture, profit-sharing, partnership, collaboration or co-promotion agreement;

(ix) any Contract with any Person (A) pursuant to which Geneva or its Subsidiaries are required to pay milestones, royalties or other contingent payments based on any research, testing, development, regulatory filings or approval, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events (other than any Contract with contract research organizations for internal research entered into in the ordinary course of business) or (B) under which Geneva or its Subsidiaries grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license, or any other similar rights with respect to any Geneva Product or any material Intellectual Property Rights, in the case of each of clauses (A) and (B), which payments are in an amount having an expected value in excess of $3,000,000 in the fiscal year ending December 31, 2020;

(x) any lease or sublease for personal property for which annual rental payments made by Geneva or any of its Subsidiaries were, or are expected to be, in excess of $5,000,000 in the fiscal year ending December 31, 2020;

(xi) all material Contracts pursuant to which Geneva or any of its Subsidiaries (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property Rights (other than licenses to commercially available software, including off-the-shelf software, or other commercially available technology), including any Intellectual Property Rights with respect to any Geneva Product, or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Geneva Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business), in the case of each of clauses (A) and (B), that (1) involved aggregate payments by or to Geneva or any of its Subsidiaries in excess of $2,000,000 in the fiscal year ending December 31, 2020 or will involve aggregate payments by or to Geneva or any of its Subsidiaries in excess of $2,000,000 in any fiscal year thereafter or (2) are material to the development, manufacture or sale of a Geneva Product;

(xii) any material Contract with any insurance company, prepaid health plan, health maintenance organization, preferred provider organization or private or public healthcare program;

(xiii) any Contracts (A) with any record or, to the knowledge of Geneva, beneficial owner as of the date hereof of five percent or more of the voting securities of Geneva, or (B) of the type that would be required to be disclosed under Item 404 of Regulation S-K under the 1933 Act;

(xiv) any Contract involving the settlement or compromise of any Proceedings (whether pending or threatened) (or series of related Proceedings) which (A) will involve payments after the date of this Agreement in excess of $1,000,000 or (B) will impose materially burdensome monitoring or reporting obligations to any other Person outside the ordinary course of business consistent or material restrictions on Geneva or any Subsidiary of Geneva (or, following the Closing, on Jupiter or any Subsidiary of Jupiter);

(xv) any settlement agreements entered into by or with respect to Geneva or any of its Subsidiaries with any Taxing Authority and providing for payments in excess of $10,000,000;

(xvi) any Contract that obligates Geneva or any Subsidiary of Geneva to make any capital investment or capital expenditure outside the ordinary course of business and in excess of $5,000,000; and

(xvii) any other Contract required to be filed by Geneva pursuant to Item 601(b)(10) of Regulation S-K.

(b) All of Geneva Material Contracts are, subject to the Bankruptcy and Equity Exceptions, (i) valid and binding obligations of Geneva or a Subsidiary of Geneva (as the case may be) and, to the knowledge of Geneva, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with their respective terms against Geneva or its Subsidiaries (as the case may be) and, to the knowledge of Geneva, each of the other parties thereto (in each case except for such Geneva Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by Geneva or any of its Subsidiaries of any of the provisions thereof), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Geneva, as of the date of this Agreement, no Person is seeking to terminate or challenging the validity or enforceability of any Geneva Material Contract, except such terminations or challenges which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither Geneva nor any of its Subsidiaries, nor, to the knowledge of Geneva, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither Geneva nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Geneva Material Contract, except for those violations and defaults (or potential defaults) that would not have had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Geneva has made available to Bidco true and complete copies of each of Geneva Material Contract as in effect as of the date hereof.

Section 4.16 Taxes.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i) all Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or with respect to, Geneva or any of its Subsidiaries have been filed when due (giving effect to all valid extensions of time within which to file) in accordance with all Applicable Law, and all such Tax Returns (and any amendments thereof) are true and complete in all respects;

(ii) each of Geneva and its Subsidiaries has (x) timely paid in full to the appropriate Taxing Authority (or has had timely paid in full on its behalf) all Taxes due and owing by it (whether or not shown on any Tax Return), and (y) where payment is not yet due, established (or had established on its behalf and for its sole benefit and recourse) an adequate accrual, in accordance with GAAP;

(iii) each of Geneva and its Subsidiaries has (x) duly and timely withheld, deducted and collected all Taxes required to be withheld, deducted and collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties, and such Taxes have been duly and timely paid to the proper Taxing Authority or properly set aside in accounts for future payment when due and (y) otherwise complied with all Applicable Law relating to the payment, withholding, deduction, collection and remittance of Taxes (including information reporting requirements and record retention requirements);

(iv) there is no (x) Proceeding pending or threatened in writing against or with respect to Geneva or its Subsidiaries in respect of Taxes or Tax Returns of such Person or (y) deficiency for Taxes that has been proposed, asserted or assessed by any Governmental Entity against Geneva or any of its Subsidiaries and that has not been fully satisfied by payment;

(v) neither Geneva nor any of its Subsidiaries has extended or waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency and no request for any such waiver or extension has been filed or is currently pending;

(vi) there are no Liens for Taxes (other than Permitted Liens) on any of the property or assets of Geneva or any of its Subsidiaries;

(vii) neither Geneva nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of (A) any change in or incorrect method of accounting occurring prior to the Closing pursuant to Section 481(a) of the Code (or any similar provision of state, local or non-U.S. law), (B) any installment sale or open transaction made prior to the Closing, (C) any intercompany transaction or excess loss account described in the Treasury Regulations promulgated under Section 1502 of the Code (or any similar provision of state, local or non-U.S. law) entered into prior to or existing as of immediately prior to the Closing, (D) any closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) entered into prior to the Closing, (E) any prepaid amount received (or deferred revenue recognized) or paid prior to the Closing, or (F) any election pursuant to Section 108(i) of the Code (or any similar provision of state, local or non-U.S. law);

(viii) within the past six years, no jurisdiction in which Geneva or any of its Subsidiaries does not file a Tax Return has asserted in writing a claim that Geneva or such Subsidiary is or may be subject to Taxes or required to file Tax Returns in such jurisdiction; and

(ix) Geneva and its Subsidiaries have made available all documentation relating to any applicable Tax holidays, deferrals or incentives and are in compliance with the requirements of any applicable Tax holidays, deferrals or incentives.

(x) All documents to which Geneva or any of its Subsidiaries is a party and under which Geneva or any of its Subsidiaries has any rights or that form part of Geneva’s or any of its Subsidiaries’ title to any asset have been duly stamped and any applicable stamp or any other transfer, registration or documentary Tax in respect of such documents has been paid and no Tax remains to be paid in respect of any such documents that are outside the United Kingdom and have yet to be brought into the United Kingdom.

(xi) Neither Geneva nor any of its Subsidiaries has undertaken to represent for stamping any document that has been provisionally stamped.

(b) Within the last two years, neither Geneva nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a transaction intended to qualify under Section 355 of the Code (or any similar provision of state, local or non-U.S. law).

(c) Geneva is, and at all times since its formation has been, properly treated as a foreign corporation for U.S. federal income Tax purposes, and neither Geneva nor any of its Subsidiaries (nor any of their respective predecessors) is or has been a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or a domestic corporation under Section 7874(b) of the Code.

(d) Neither Geneva nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, aggregate, unitary or similar group for Tax purposes other than one of which Geneva or any of its Subsidiaries was the common parent; (ii) is party to or bound by, or has any obligation under, any material agreement relating to the apportionment, sharing, assignment, indemnification, reimbursement or allocation of Taxes (other than (x) an agreement solely between or among Geneva and/or one or more of its Subsidiaries or (y) Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes); (iii) has entered into a closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) or other ruling by or written agreement with a Taxing Authority, in each case, with respect to material Taxes and there are no requests for rulings, determinations or closing agreements in respect of any material Taxes that are pending between Geneva or any of its Subsidiaries and any Taxing Authority; or (iv) has any liability for the Taxes of any Person (other than Geneva or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law) or as a transferee or successor, by contract (other than a contract described in Section 4.16(d)(ii)(y)) or otherwise by operation of law.

(e) Neither Geneva nor any of its Subsidiaries has made an election pursuant to Section 965(h) of the Code.

(f) Neither Geneva nor any of its Subsidiaries has participated or engaged in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any other similar transaction requiring disclosure under any similar provision of state, local or non-U.S. law.

(g) Geneva and its Subsidiaries are not, and have never been, “United States real property holding corporations” within the meaning of Section 897 of the Code, and Geneva and its Subsidiaries have filed with the Internal Revenue Service all statements, if any, that are required under Treasury Regulations Section 1.897-2(h).

(h) Geneva and its Subsidiaries are and have always been resident only in their jurisdiction of incorporation for all Tax purposes, and neither Geneva nor any of its Subsidiaries have ever been treated as having a permanent establishment in any other jurisdiction or been liable to Tax on a net income basis (other than any Tax imposed by way of withholding or deduction from payments to Geneva or its Subsidiaries) under the laws of any jurisdiction other than its jurisdiction of incorporation.

(i) Geneva and each of its Subsidiaries have at all times materially complied with all Applicable Laws regarding transfer pricing, including the execution and maintenance of all documentation required to substantiate the transfer pricing practices and methodology of Geneva and its Subsidiaries.

(j) Neither Geneva nor any of its Subsidiaries is a party to any advance pricing agreement or any similar agreement or arrangement with any Taxing Authority.

Section 4.17 Employees and Employee Benefit Plans.

(a) Section 4.17(a) of the Geneva Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Geneva Employee Plan. Save for the Geneva Employee Plans, Geneva has no obligations or liabilities (whether current, prospective, contingent or otherwise) to or in respect of a scheme or arrangement for the provision of Relevant Benefits or otherwise to provide Relevant Benefits. For each material Geneva Employee Plan, Geneva has made available to Bidco a copy of such plan (or a description, if such plan is not written) and all amendments thereto, together with a copy of (if applicable) (i) each material trust, insurance or other funding arrangement, (ii) each summary plan description and summary of material modifications, (iii) the most recently filed Internal Revenue Service Forms 5500, (iv) the most recent favorable determination or opinion letter from the Internal Revenue Service, (v) the most recently prepared actuarial reports and financial statements in connection with each such Geneva Employee Plan and (vi) all material documents and correspondence relating thereto received from or provided to the Department of Labor, the PBGC, the Internal Revenue Service or any other Governmental Authority during the past year.

(b) Neither Geneva nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has, during the last six years, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), any plan subject to Title IV of ERISA, including any multiemployer plan, as defined in Section 3(37) of ERISA. Neither Geneva nor any of its Subsidiaries have in the last six years been an “associate” of or “connected” with an “employer” (within the meaning of the United Kingdom Pensions Act 2004) of an “occupational pension scheme” which is not a “money purchase scheme” (as such terms are defined in the United Kingdom Pension Schemes Act 1993). Neither Geneva nor any of its Subsidiaries have at any time prior to the date of this Agreement been such an employer, or participated in or had any liability in relation to a defined benefit pension scheme in any jurisdiction.

(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Geneva Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or may rely on a favorable opinion letter from the Internal Revenue Service or has applied to the Internal Revenue Service for such a letter within the applicable remedial amendment period or such period has not expired and, to the knowledge of Geneva, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued or a penalty under the Internal Revenue Service Closing Agreement Program if discovered during an Internal Revenue Service audit or investigation. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each trust created under any such Geneva Employee Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Geneva Employee Plan has been maintained in compliance with its terms and all Applicable Law, including ERISA, the Code, any applicable provisions of the United Kingdom Pensions Act 2008 and United Kingdom laws prohibiting discrimination on the grounds of a protected characteristic (as set out in the United Kingdom Equality Act 2010). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Proceeding (other than routine claims for benefits) is pending against or involves or, to Geneva’s knowledge, is threatened against or reasonably expected to involve, any Geneva Employee Plan before any Governmental Authority, including the Internal Revenue Service, the Department of Labor, the PBGC, the United Kingdom Pensions Ombudsman or the United Kingdom Pensions Regulator.

(e) Except as provided under this Agreement or pursuant to Applicable Law, with respect to each director, officer, employee or independent contractor (including each former director, officer, or employee) of Geneva or any of its Subsidiaries, the consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance or retirement benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Geneva Employee Plan, (iii) contractually limit or restrict the right to amend or terminate any Geneva Employee Plan or (iv) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(f) Neither Geneva nor any of its Subsidiaries has any liability for, and no Geneva Employee Plan provides for any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of Geneva or any of its Subsidiaries other than coverage mandated by Applicable Law (such as health care continuation coverage as required by Section 4980B of the Code or any similar state law or ERISA). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all contributions and expenses due and payable by Geneva or any of its Subsidiaries in respect of a Geneva Employee Plan have been paid in full.

(g) No United Kingdom-based employee or officer, and no former United Kingdom based employee or officer, of Geneva or any of its Subsidiaries has any entitlement (whether actual or contingent) to enhanced pension rights on early retirement and/or redundancy arising as a result of a transfer of their employment to Geneva or any of its Subsidiaries under either the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 2006 (as amended) or its predecessor legislation.

(h) Neither Geneva nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any Person for any Tax incurred by such Person under Section 409A or 4999 of the Code.

(i) Any lump sum, gratuity or other like benefit payable in the event of the death in service of a United Kingdom-based employee or officer of Geneva or any of its Subsidiaries is fully insured with an insurance company authorized under the United Kingdom Financial Services and Markets Act 2000 with permission under Part 4A of that Act to effect and carry out contracts of long-term insurance.

(j) With respect to any Geneva Employee Plan for the benefit of Geneva employees or dependents thereof who perform services or who are employed outside of the United States (a “Non-U.S. Plan”), except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) if required to have been approved by any non-U.S. Governmental Authority (or permitted to have been approved to obtain any beneficial Tax or other status), such Non-U.S. Plan has been so approved or timely submitted for approval; no such approval has been revoked (nor, to the knowledge of Geneva, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor that is reasonably likely to affect any such approval; (ii) if intended to be funded and/or book reserved, such Non-U.S. Plan is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; and (iii) no liability exists or reasonably could be imposed upon the assets of Geneva or any of its Subsidiaries by reason of such Non-U.S. Plan.

Section 4.18 Labor Matters.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Geneva and its Subsidiaries are, and since January 1, 2019 have been, in compliance with all Applicable Laws relating to labor and employment, including those relating to all obligations imposed on it by the relevant individual’s contract of employment or engagement, labor management relations, wages, hours, overtime, employee classification, discrimination, immigration, the publication of information pursuant to the United Kingdom Equality Act 2020 (Gender Pay Gap Information) Regulations 2017, sexual harassment, civil rights, affirmative action, work authorization, safety and health, information privacy and security and workers compensation.

(b) Section 4.18 of the Geneva Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of all the written terms of appointment or employment for each Senior Employee (including any amendments to them), and Geneva has made available to Bidco a copy of such terms of appointment or employment and all amendments thereto.

(c) As of the date of this Agreement, no Senior Employee has given or received notice terminating his or her appointment or employment.

(d) As of the date of this Agreement, neither Geneva nor any of its Subsidiaries has participated in the United Kingdom Coronavirus Job Retention Scheme or any similar scheme, nor reduced any annual rates of base salaries or wages, annual bonus targets or amounts or commissions, nor delayed or deferred payment of any of the foregoing, with a stated rationale of being in response to the impact the COVID-19 pandemic has had on the business of Geneva or its Subsidiaries.

(e) Neither Geneva nor any of its Subsidiaries operates, and since January 1, 2019 has not operated, any custom, policy or practice (whether contractual or non-contractual) pursuant to which employees based in the

United Kingdom on or by reason of the termination of their employment or loss of office by reason of redundancy (within the meaning of section 139 of the United Kingdom Employment Rights Act 1996 and/or section 195 of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992) are entitled to payments which are in excess of those required to be paid under section 135 of the United Kingdom Employment Rights Act 1996.

(f) Neither Geneva nor any of its Subsidiaries has since January 1, 2019 (i) given notice of proposed redundancies to the relevant United Kingdom Secretary of State or started consultations with a trade union under the Part IV Chapter II of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 or failed to comply in all material respects with its obligations under Part IV Chapter II of that Act, or (ii) been a party to a relevant transfer (as defined in the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 2006) or provided indemnity protection to any third party in relation to any relevant transfer taking place within that timeframe, in either case having failed to comply in any material respects with any obligations imposed by those Regulations or, to Geneva’s knowledge, acquired liability for any other party’s failure to comply.

(g) Neither Geneva nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or any other similar agreement or arrangement with, or commitment to, any labor organization, labor or trade union, works council, staff association or other employee representative, and, to Geneva’s knowledge: (i) no employee of Geneva or any of its Subsidiaries is a member of any trade or labor union, works council, staff association or similar labor organization; and (ii) from January 1, 2019 through the date of this Agreement, to the knowledge of Geneva, there has not been any organizational campaign, card solicitation, petition or other unionization or similar activity seeking recognition of a collective bargaining or similar unit relating to any director, officer, or employee of Geneva or any of its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as of the date of this Agreement, (i) there are no unfair labor practice complaints pending or, to Geneva’s knowledge, threatened in writing against Geneva or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving any director, officer, or employee (including any former director, officer, or employee) of Geneva or any of its Subsidiaries with respect to Geneva or its Subsidiaries, and (ii) since January 1, 2019 there has not been, and there is, no labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to Geneva’s knowledge, threatened in writing against or affecting Geneva or any of its Subsidiaries.

(h) No current request made pursuant to: Schedule A1 Part I of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 for recognition of any trade union; Regulation 7 of the United Kingdom Information and Consultation of Employees Regulations 2004 to negotiate an agreement in respect of information or consultation;, has been received by Geneva or any of its Subsidiaries nor, to Geneva’s knowledge does any trade or labor union, works council, staff association or group of employees currently intend to submit any such request to Geneva or any of its Subsidiaries.

(i) Geneva and its Subsidiaries have not entered into any agreement with any works council, labor union, or similar labor organization that would require Geneva to obtain the consent of, or provide advance notice, to such works council, labor union or similar labor organization of the transactions contemplated by this Agreement.

Section 4.19 Intellectual Property.

(a) Section 4.19(a)(i) of the Geneva Disclosure Schedule is a complete and accurate list, as of the date of this Agreement, of all Patents, registered Marks, registered Copyrights and registered Internet Properties, and applications for any of the foregoing, that are owned by or purported to be owned by, or that are filed or registered in the name of, Geneva or any of its Affiliates (the “Geneva Registered IP”). Section 4.19(a)(ii) of the Geneva Disclosure Schedule is a complete and accurate list, as of the date hereof, of all Patents owned by

Geneva or its Subsidiaries that are listed in the Orange Book with respect to any Geneva Product. Geneva and its Subsidiaries have (i) complied in all material respects with all Applicable Laws regarding the listing of Patents in the Orange Book and (ii) except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, taken commercially reasonable efforts to make appropriate submissions of Geneva Intellectual Property to the Orange Book.

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each item of Geneva Intellectual Property is legally, beneficially and solely owned by Geneva or one of its Affiliates, free and clear of all Liens (other than Permitted Liens), (ii) none of Geneva Registered IP has lapsed, expired, or been abandoned (including as a result of failure to pay the necessary renewal or maintenance fees) prior to the end of the applicable term of such Geneva Registered IP, except where Geneva has made a reasonable business decision to not maintain such Geneva Registered IP, (iii) none of Geneva Registered IP that has issued has, since January 1, 2019, subsequently been adjudged invalid or unenforceable, (iv) to the knowledge of Geneva, all Geneva Registered IP is subsisting, and if registered, not invalid or unenforceable and (v) there is no opposition, interference, derivation, cancellation Proceeding pending or, to the knowledge of Geneva, threatened against Geneva or its Subsidiaries challenging or contesting the ownership, validity, scope or enforceability of any Geneva Registered IP (other than ordinary course Proceedings related to the application for, or renewal of, any item of Geneva Registered IP).

(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Geneva Intellectual Property and the Licensed Intellectual Property constitutes all of the material Intellectual Property Rights necessary to develop, manufacture and sell each material Geneva Product as currently developed, manufactured or sold by Geneva and its Subsidiaries as of the date of this Agreement. Since January 1, 2019, neither Geneva nor any Subsidiary of Geneva has granted or transferred (or is obligated to grant or transfer) to any Person or has permitted (or is obligated to permit) any Person to retain any ownership interest, including any joint ownership interest, or any exclusive rights, in any Intellectual Property Rights that are or were Geneva Intellectual Property that is material to the conduct of the business of Geneva and its Subsidiaries, taken as a whole.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) none of the Geneva Intellectual Property is subject to any Order or Proceeding pending or, to the knowledge of Geneva, threatened, naming Geneva or any of its Subsidiaries contesting the validity, enforceability, or use thereof, or rights thereto by or of Geneva or any of its Subsidiaries, (ii) neither the operation of the business of Geneva or any of its Subsidiaries nor any Geneva Product infringes, misappropriates or otherwise violates and has not infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any Third Party, (iii) to the knowledge of Geneva, as of the date of this Agreement no Third Party has infringed, misappropriated or otherwise violated any Geneva Intellectual Property, or any Intellectual Property Rights licensed to Geneva or any of its Subsidiaries, material to the development, manufacture or sale of a Geneva Product and (iv) neither Geneva nor any Subsidiary of Geneva has instituted or threatened in writing to institute any Order or Proceeding against any Third Party alleging that such Third Party is infringing, misappropriating, or otherwise violating any Geneva Intellectual Property.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Geneva and its Subsidiaries have taken commercially reasonable steps to protect and maintain any material Trade Secrets included in Geneva Intellectual Property, and to the knowledge of Geneva, since January 1, 2019, there have been no material unauthorized uses or disclosures of any such Trade Secrets.

(f) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the knowledge of Geneva, (A) Geneva and its Subsidiaries have complied with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. §200–212, with respect to any Patents that are part of Geneva Registered IP and are covered, or practiced by, a Geneva Product (or the manufacture of a Geneva Product (including any precursor to such product), or sale thereof), and

(B) no funding, facilities or personnel of any Governmental Authority or any university, college, research institute or other institution has been used to create or develop any Patents that are part of Geneva Registered IP and are covered or practiced by a Geneva Product (or the manufacture of a Geneva Product (including any precursor to such product, or sale thereof), except for any such funding or use of facilities or personnel that has not resulted in such Governmental Authority or any university, college, research institute or other institution holding any ownership interest in such Patents that are part of Geneva Registered IP and are covered or practiced by a Geneva Product (or the manufacture of a Geneva Product or sale thereof).

(g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither Geneva nor any of its Subsidiaries is party to any Contract which, as a result of the consummation of the transactions contemplated by this Agreement, would (i) grant to any Third Party any right to any material Intellectual Property Rights (other than Geneva Intellectual Property) owned by, or licensed to, Bidco, Jupiter or any of their Affiliates or (ii) result in the grant of (or requirement to grant) any license, covenant not to assert, release, agreement not to enforce or prosecute, or other immunity to or under any Geneva Intellectual Property or (except as a result of the terms of a Contract to which Bidco or Jupiter, but neither Geneva nor a Subsidiary of Geneva, is a party) any Jupiter Intellectual Property, to any Third Party, except in the case of Geneva Intellectual Property. No action by Geneva or any of its Subsidiaries shall cause, nor as a result of the consummation of the transactions contemplated by this Agreement shall cause (i) any Contract relating to Geneva Intellectual Property or Licensed Intellectual Property to no longer remain in full force and effect following the Effective Time in accordance with its terms, and, (ii) as of immediately after the Effective Time, Geneva and its Subsidiaries to no longer be entitled to exercise all of their respective rights under all such Contracts to the same extent as prior to the Effective Time, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Geneva and its Subsidiaries have obtained from all current or former employees, officers, consultants, contractors and others who have created or developed material Intellectual Property Rights for or on behalf of Geneva or any of its Subsidiaries, valid assignments (or, in the case of consultants and contractors, assignment or license) of such parties’ rights in such Intellectual Property Rights to Geneva or one of its Subsidiaries, to the extent permitted by Applicable Law, or Geneva and its Subsidiaries otherwise exclusively own such Intellectual Property Rights by operation of law. Geneva and its Subsidiaries have, and enforce, a policy requiring each employee, officer, consultant, contractor or other Person that has access to any material Intellectual Property Rights to execute a confidentiality agreement that obligates such Person to maintain the confidentiality thereof, except where the failure to enforce such policy has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing by or on behalf of Geneva and any of its Subsidiaries of Personal Data are and have at all times been in all material respects in compliance with all applicable Privacy Legal Requirements and Privacy Commitments. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2019, (i) neither Geneva nor any of its Subsidiaries has received any written notice alleging any material violation by Geneva or any of its Subsidiaries of any Privacy Legal Requirement or Privacy Commitments, nor, to the knowledge of Geneva, has Geneva or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Authority, (ii) neither Geneva nor any of its Subsidiaries has received any material written complaint by any Person with respect to the collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data by Geneva or any of its Subsidiaries, (iii) Geneva and its Subsidiaries have taken appropriate actions (including implementing and maintaining commercially reasonable written policies and procedures with respect to technical, organizational, administrative, and physical safeguards) adequate to protect Personal Data against any unauthorized use, access or disclosure, and (iv) to the knowledge of Geneva, there has been no unauthorized use, access or disclosure of Personal Data.

(j) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2019, (i) Geneva and its Subsidiaries have taken appropriate actions (including implementing and maintaining commercially reasonable technical, organizational, physical or administrative safeguards) adequate to protect the security, confidentiality, integrity and availability of information technology systems of Geneva and its Subsidiaries, (ii) Geneva and its Subsidiaries have entered into written agreements with all third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of Geneva and its Subsidiaries that obligate such persons to comply with all applicable Privacy Legal Requirements and to take steps to protect and secure Personal Data from loss, theft, misuse or unauthorized use, access, modification or disclosure, and (iii) to the knowledge of Geneva, there has been no unauthorized use, access or disclosure or other security incident of or involving Personal Data collected or used in connection with or under the control of Geneva or any of its Subsidiaries. To Geneva’s knowledge, since January 1, 2019, none of the third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of Geneva and its Subsidiaries have (A) suffered any security breach that resulted in any unauthorized access to, modification of, use of, disclosure of or loss of or damage to any Personal Data processed, stored or otherwise handled on behalf of Geneva or (B) materially breached any Contracts with Geneva or any Subsidiary of Geneva relating to Personal Data, in each case except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(k) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2019, (i) to the knowledge of Geneva, there have been no security breaches of, or unauthorized access to, the information technology systems of Geneva nor any of its Subsidiaries, and (ii) there have been no disruptions in any such information technology systems that adversely affected the operations of the business of Geneva or any of its Subsidiaries.

(l) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no transfer of Personal Data in connection with the transactions contemplated by this Agreement (including the Transaction) will violate in any material respect any applicable Privacy Legal Requirement or Privacy Commitment.

Section 4.20 Properties. Section 4.20 of the Geneva Disclosure Schedule sets forth a complete and accurate list, as of the date hereof, of any real property which Geneva or any Subsidiary of Geneva leases, subleases, licenses, uses or occupies and any Contract pursuant to which Geneva or any Subsidiary of Geneva leases, subleases, licenses, uses or occupies any real property (any such properties, the “Real Properties”, and any such Contracts, the “Leases”). Neither Geneva nor any Subsidiary of Geneva owns any real property. As of the date hereof, neither Geneva nor any Subsidiary of Geneva has subleased, licensed or otherwise granted any Person the right to use or occupy any real property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) Geneva or the relevant Subsidiary set forth in Section 4.20 of the Geneva Disclosure Schedule has a good and valid leasehold or license interest in the Real Properties, free and clear of all Liens, except for Permitted Liens, and together with all rights necessary for the use of the Real Properties for the purpose of the business carried on by Geneva and its Subsidiaries and all necessary registrations have been made in relation to the Real Properties, (b) each Lease under which Geneva or any of its Subsidiaries leases, subleases or licenses any real property is, subject to the Bankruptcy and Equity Exceptions, a valid and binding obligation of Geneva or a Subsidiary of Geneva (as the case may be) and, to the knowledge of Geneva, each of the other parties thereto, and in full force and effect and enforceable in accordance with its terms against Geneva or its Subsidiaries (as the case may be) and, to the knowledge of Geneva, each of the other parties thereto (except for such Leases that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by Geneva or any of its Subsidiaries of any of the provisions thereof), (c) neither Geneva nor any of its Subsidiaries, nor, to the knowledge of Geneva, any of the other parties thereto has violated or committed or failed to perform any act which (with or without notice, lapse of time or both) would constitute a default under any provision of any Lease or under any covenant, restriction, stipulation or other encumbrance affecting the Real Property, (d) neither Geneva nor any of its Subsidiaries has received written notice that it has violated or defaulted under any Lease or under any covenant, restriction, stipulation or other encumbrance affecting the Real Property, and (e) neither Geneva nor any of its Subsidiaries, nor any of the other parties thereto, has served notice to exercise any right to terminate any Lease. Geneva has made available to Bidco true and complete copies of each Lease (and all material documents supplemental to it) in effect as of the date hereof.

Section 4.21 Environmental Matters.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) Geneva and its Subsidiaries are, and since January 1, 2019 have been, in compliance with all Environmental Laws and all Environmental Permits and hold all applicable Environmental Permits, (ii) none of Geneva or any of its Subsidiaries has Released any Hazardous Substance at any real properties owned or subject to any Lease or otherwise operated by Geneva or any of its Subsidiaries and (iii) since January 1, 2019, no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Proceeding is pending or, to the knowledge of Geneva, threatened by any Governmental Authority or other Person alleging that Geneva or any of its Subsidiaries has any liability that relates to, or arises under, any Environmental Law or Environmental Permit.

Section 4.22 FCPA; Anti-Corruption; Sanctions.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of Geneva, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of Geneva, any employee, agent or representative of Geneva or any of its Subsidiaries, in each case acting on behalf of Geneva or any of its Subsidiaries, has, in the last five years, in connection with the business of Geneva or any of its Subsidiaries, (i) taken any action in violation of the FCPA or other applicable Bribery Legislation (in each case to the extent applicable), (ii) offered, authorized, provided or given (or made attempts at doing any of the foregoing) any payment or thing of value to any Person, including a “foreign official” (as defined by the FCPA), for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage or (iii) taken any other action that would constitute an offer to pay, a promise to pay or a payment of money or anything else of value, or an authorization of such offer, promise or payment, directly or indirectly, to any Representative of another Person in the course of their business dealings with Geneva or any Subsidiary of Geneva, in order to unlawfully induce such Person to act against the interest of his or her employer or principal.

(b) None of Geneva, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of Geneva, any employee of Geneva or any of its Subsidiaries, is, or in the last five years has been, subject to any actual or pending or, to the knowledge of Geneva, threatened civil, criminal, or administrative Proceedings, notices of violation, demand letters, settlements, or enforcement actions by any Governmental Authority, or made any voluntary disclosures to any Governmental Authority, involving Geneva or any of its Subsidiaries relating to applicable Bribery Legislation, including the FCPA.

(c) Geneva and each of its Subsidiaries has made and kept books and records, accounts and other records, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Geneva and each of its Subsidiaries in all material respects as required by the FCPA.

(d) Geneva and each of its Subsidiaries has instituted policies and procedures reasonably designed to ensure compliance with applicable Sanctions Laws (to the extent applicable to Geneva’s businesses), the FCPA and other applicable Bribery Legislation and maintain such policies and procedures in force.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of Geneva, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of Geneva, any of their respective employees, agents or representatives (i) is a Sanctioned Person, (ii) has, in the last five years, engaged in, has any plan or commitment to engage in, direct or indirect dealings with any Person who was at that time a Sanctioned Person or in any Sanctioned Country on behalf of Geneva or any of its Subsidiaries in violation of applicable Sanctions Law or (iii) has, in the last five years, violated, or engaged in any conduct sanctionable under, any Sanctions Law, nor to the knowledge of Geneva, been the subject of an investigation or allegation of such a violation or sanctionable conduct.

Section 4.23 Insurance. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) Geneva and its Subsidiaries maintain valid and enforceable insurance coverage in full force and effect with reputable insurers in such amounts and covering such risks as Geneva reasonably believes, based on past experience, is adequate for the businesses and operations of Geneva and its Subsidiaries, and (b) all premiums due thereunder have been paid. Neither Geneva nor any Subsidiary of Geneva has received notice of cancellation or termination with respect to any current third-party insurance policies or insurance Contracts (other than in connection with renewals or replacements of any such insurance policies or Contracts in the ordinary course of business) where such cancellation or termination would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.24 Transactions with Affiliates. Since January 1, 2019 through the date of this Agreement, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in Geneva SEC Documents filed prior to the date hereof.

Section 4.25 Antitakeover Statutes and United Kingdom Takeover Code. There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state or other anti-takeover laws and regulations applicable to the Transaction or any other transactions contemplated by this Agreement. The United Kingdom City Code on Takeovers and Mergers does not apply to Geneva, the Transaction or any other transactions contemplated by this Agreement and none of Geneva, the Transaction or any other transactions contemplated by this Agreement is subject to the jurisdiction of the United Kingdom Panel on Takeovers and Mergers.

Section 4.26 Opinions of Financial Advisors. Each of Centerview Partners LLC and Goldman Sachs & Co. LLC, the financial advisors to Geneva, has delivered to the Geneva Board its opinion to the effect that, as of the date of such opinion and based upon and subject to the various factors and assumptions set forth therein, the Transaction Deliverables to be delivered to the Scheme Shareholders (other than as set forth in such opinions) pursuant to this Agreement are fair, from a financial point of view, to such holders. A written copy of each such opinion shall be delivered promptly to Bidco after the date of this Agreement for informational purposes only.

Section 4.27 Finders’ Fees. Except for Centerview Partners LLC and Goldman Sachs & Co. LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Geneva or any of its Subsidiaries who might be entitled to any finders or similar fee or commission from Geneva or any of its Affiliates in connection with execution of this Agreement or the transactions contemplated by this Agreement.

Section 4.28 No Other Representations and Warranties. Except for the representations and warranties made by Geneva in this Article IV (as qualified by the applicable items disclosed in the Geneva Disclosure Schedule in accordance with the introduction to this Article IV) and in the certificate to be delivered by Geneva pursuant to Section 9.02(c), neither Geneva nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Geneva or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Geneva or its Subsidiaries or any other matter furnished or provided to Bidco or made available to Bidco in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated hereby. Geneva and its Subsidiaries disclaim any other representations or warranties, whether made by Geneva or any of its Subsidiaries or any of their respective Affiliates or Representatives. Geneva acknowledges and agrees that, except for the representations and warranties made by Bidco and Jupiter in Article V (as qualified by the applicable items disclosed in the Jupiter Disclosure Schedule in accordance with the introduction to Article V) and the certificate delivered by Bidco and Jupiter pursuant to Section 9.03(c), neither Bidco, Jupiter nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of any member of the Bidco Group, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding any member of the Bidco Group or any other matter furnished or provided to Bidco or made available to Bidco in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the transactions contemplated hereby or thereby. Geneva specifically disclaims that it is relying on or has relied on any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Bidco, Jupiter and their Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BIDCO AND JUPITER

Except (a) as set forth in the section or subsection of the Jupiter Disclosure Schedule corresponding to the particular section or subsection in this Article V or in any other section or subsection of Article V of the Jupiter Disclosure Schedule to the extent it is reasonably apparent on the face of such disclosure that it is applicable to qualify such representation and warranty and (b) as disclosed in any Jupiter SEC Document publicly filed since January 1, 2019 and prior to the date of this Agreement; provided that in no event shall any information contained in any part of any Jupiter SEC Document entitled “Risk Factors,” “Forward-Looking Statements,” “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward Looking Statements” or any other disclosures in any Jupiter SEC Document that are not statements of fact or are cautionary, predictive or forward-looking in nature be deemed to be a disclosure for purposes of or otherwise qualify any such representations and warranties; provided, further that this clause (b) will not apply to the representations and warranties contained in Section 5.01, Section 5.02, Section 5.05 or Section 5.12, Bidco and Jupiter hereby represent and warrant to Geneva as set forth below:

Section 5.01 Corporate Existence and Power. Bidco is a private limited company duly incorporated and validly existing under the laws of England and Wales. Jupiter is a public limited company duly incorporated and validly existing under the laws of Ireland. Bidco and Jupiter each have all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted, except where the failure to have such power and authority (a) has not had and would not reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Bidco or Jupiter to perform its obligations under this Agreement or to consummate the Transaction. Bidco and Jupiter are each duly qualified to do business and, where applicable, are in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing (a) has not had and would not reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Bidco or Jupiter (as applicable) to perform its obligations under this Agreement or to consummate the Transaction. Prior to the date of this Agreement, Jupiter has made available to Geneva a true and complete copy of the Constitution (comprising of the memorandum and articles of association) of Jupiter as in effect on the date of this Agreement (the “Jupiter Organizational Documents”). The Jupiter

Organizational Documents are in full force and effect and Jupiter is not in violation of the Jupiter Organizational Documents in any material respect.

Section 5.02 Corporate Authorization. The execution, delivery and performance by Bidco and Jupiter of this Agreement and the consummation by Bidco and Jupiter of the transactions contemplated by this Agreement and the Scheme of Arrangement are within the corporate powers and authority of Bidco and Jupiter, as applicable, and have been duly authorized by all necessary corporate action on the part of Bidco and Jupiter. This Agreement has been duly executed and delivered by Bidco and Jupiter and (assuming due authorization, execution and delivery by Geneva) constitutes a valid, legal and binding agreement of Bidco and Jupiter enforceable against Bidco and Jupiter in accordance with its terms (subject to the Bankruptcy and Equity Exceptions). No vote of the Jupiter Shareholders or the holders of any other Equity Securities of Jupiter is necessary in connection with this Agreement and the consummation of the transactions contemplated by this Agreement and the Scheme of Arrangement.

Section 5.03 Governmental Authorization. The execution, delivery and performance by Bidco and Jupiter of this Agreement and the consummation by Jupiter and Bidco of the transactions contemplated hereby and by the Scheme of Arrangement (including the Transaction) require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) compliance with any applicable requirements of the HSR Act, (b) compliance with any Foreign Antitrust Laws, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of Nasdaq, (d) compliance with the Irish Companies Act 2014 (as amended), (e) compliance with the Companies Act, (f) the sanction of the Scheme of Arrangement by the Court and (g) any other actions, Consents or Filings the absence of which (i) has not had or would not reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Bidco or Jupiter to perform its obligations under this Agreement or to consummate the Transaction.

Section 5.04 Non-contravention. Assuming compliance with the matters referred to in Section 5.03 and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by Bidco and Jupiter of this Agreement and the consummation by Jupiter and Bidco of the transactions contemplated hereby and thereby and by the Scheme of Arrangement (including the Transaction) do not and will not i) contravene, conflict with, or result in any violation or breach of any provision of the Jupiter Organizational Documents, ii) contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, iii) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Jupiter or any of its Subsidiaries is entitled under, any provision of any Contract or permit binding on Jupiter or any of its Subsidiaries, or iv) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Jupiter or any of its Subsidiaries, except, in the case of clauses (b)-(d), as (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Bidco and Jupiter to perform their obligations under this Agreement or to consummate the Transaction.

Section 5.05 Capitalization.

(a) The authorized capital of Jupiter consists of (i) 300,000,000 Jupiter Ordinary Shares and (ii) 4,000,000 euro deferred shares. As of the close of business on the Capitalization Date, there were issued (A) 56,283,715 Jupiter Ordinary Shares issued and outstanding (of which no shares were held in treasury), (B) Jupiter Share Options to purchase an aggregate of 5,213,813 Jupiter Ordinary Shares, (C) 1,889,446 Jupiter Ordinary Shares were subject to outstanding Jupiter restricted stock unit awards, (D) (1) 24,348,714 additional Jupiter Ordinary Shares were reserved for issuance pursuant to Jupiter Stock Plans and (2) 3,441,838 additional Jupiter Ordinary Shares were reserved for issuance under the Jupiter ESPP and (E) 4,000,000 euro deferred shares.

Except as set forth in the preceding sentence of this Section 5.05(a), as of the date hereof, there are no issued, reserved for issuance or outstanding Jupiter Ordinary Shares or other Equity Securities of Jupiter, other than Jupiter Ordinary Shares issued after the Capitalization Date pursuant to the exercise of Jupiter Options or conversion of Jupiter PSU Awards outstanding as of the Capitalization Date as set forth in the preceding sentence. All outstanding Jupiter Ordinary Shares have been, and all shares or other securities in the capital of Jupiter that may be issued prior to the Effective Time and the Exchange Shares will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid or credited as fully paid, nonassessable, free from any transfer restrictions (other than transfer restriction arising under applicable securities laws) and have not been and will not be issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person.

(b) There are no outstanding bonds, debentures, notes or other indebtedness of Jupiter or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Jupiter have the right to vote, other than (i) the 1.875% Exchangeable Senior Notes due 2021 issued by Jupiter pursuant to that certain Indenture, by and among Jupiter Investments I Limited, Jupiter Pharmaceuticals Public Limited Company, and U.S. Bank National Association, as trustee, dated as of August 13, 2014, (ii) the 1.50% Exchangeable Senior Notes due 2024 issued by Jupiter pursuant to that certain Indenture, by and among Jupiter Investments I Limited, Jupiter Pharmaceuticals Public Limited Company, and U.S. Bank National Association, as trustee, dated as of August 23, 2017 and (iii) the 2.000% Exchangeable Senior Notes due 2026 issued by Jupiter pursuant to that certain Indenture, by and among Jupiter Investments I Limited, Jupiter Pharmaceuticals Public Limited Company, and U.S. Bank National Association, as trustee, dated as of June 11, 2020 (collectively, the “Jupiter Exchangeable Notes”). There are no outstanding obligations of Jupiter or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Jupiter Ordinary Shares or other Equity Securities of Jupiter. Neither Jupiter nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Jupiter Ordinary Shares or other Equity Securities of Jupiter.

Section 5.06 SEC Filings and the Sarbanes-Oxley Act.

(a) Jupiter has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by Jupiter since January 1, 2019 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Jupiter SEC Documents”). No Subsidiary of Jupiter is required to file or furnish any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.

(b) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), the Jupiter SEC Documents filed or furnished prior to the date of this Agreement complied, and each Jupiter SEC Document filed or furnished subsequent to the date of this Agreement will comply, in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be. Jupiter is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the applicable listing and corporate governance rules and regulations of Nasdaq.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Jupiter SEC Document filed or furnished prior to the date of this Agreement did not, and each Jupiter SEC Document filed or furnished subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(d) As of the date of this Agreement, (i) there are no outstanding or unresolved comments received from the SEC staff with respect to any of Jupiter SEC Documents and (ii) to the knowledge of Jupiter, none of the Jupiter SEC Documents (including the financial statements included therein) are subject to ongoing SEC review.

(e) Jupiter maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act) that are designed to provide reasonable assurance that all information required to be disclosed in Jupiter’s reports filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to Jupiter’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of Jupiter and the principal financial officer of Jupiter to make the certifications required under the 1934 Act with respect to such reports.

(f) Jupiter maintains internal controls designed to provide reasonable assurance regarding the reliability of Jupiter’s financial reporting and the preparation of Jupiter’s financial statements for external purposes in accordance with GAAP, and Jupiter’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to Jupiter’s auditors and the audit committee of the Jupiter Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect Jupiter’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. Since January 1, 2019 to the date of this Agreement, each of the principal executive officer and principal financial officer of Jupiter (or each former principal executive officer and principal financial officer of Jupiter, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq. As of the date of this Agreement, neither Jupiter nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

Section 5.07 Financial Statements and Financial Matters.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements of Jupiter included or incorporated by reference in Jupiter SEC Documents (or, if any such Jupiter SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Jupiter SEC Document) present fairly in all material respects, in conformity with GAAP applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto), the consolidated financial position of the Bidco Group as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in each case, to normal and recurring year-end audit adjustments in the case of any unaudited interim financial statements) Such consolidated financial statements have been prepared in all material respects from the books and records of the Bidco Group.

(b) From January 1, 2019 to the date of this Agreement, Jupiter has not received written notice from the SEC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC or any other Governmental Authority. Since January 31, 2019 to the date of this Agreement, neither Jupiter nor any Subsidiary of Jupiter has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of Jupiter or any Subsidiary of Jupiter or their respective internal accounting controls.

Section 5.08 Absence of Certain Changes. Since September 30, 2020, there has not been any event, change, effect, circumstance, fact, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect.

Section 5.09 Information Supplied. The information provided by and relating to the Bidco Group to be contained in the Scheme Document Annex, the Proxy Statement (including any amendment or supplement thereto) and any other documents filed or furnished with or to the Court or the SEC in each case in connection with the Transaction will not, on the date the Scheme Document Annex and the Proxy Statement (and any

amendment or supplement thereto) are first made available to Geneva Shareholders in definitive form and on the date of the Scheme Meeting and the Geneva GM, as applicable, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, Bidco and Jupiter make no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement or the Scheme Document Annex (in each case including any amendment or supplement thereto) which were not supplied in writing by or on behalf of Jupiter or any of its Affiliates specifically for inclusion or incorporation by reference therein.

Section 5.10 Litigation. There are no Proceedings pending or, to the knowledge of Jupiter, threatened against any member of the Bidco Group, any present or, to the knowledge of Jupiter, former officers, directors or employees of the Bidco Group in their respective capacities as such or any of the respective properties or assets of any member of the Bidco Group, by or before (or, in the case of threatened Proceedings, that would be by or before) any Governmental Authority, that (a) has had or would reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect or (b) would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Bidco or Jupiter to perform its obligations under this Agreement or to consummate the Transaction; provided, that to the extent any such representations or warranties in the foregoing pertain to Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof. There is (in the case of clause (ii) below, as of the date of this Agreement) no Order outstanding against any member of the Bidco Group, any present or, to the knowledge of Jupiter, former officers, directors or employees of the Bidco Group in their respective capacities as such, or any of the respective properties or assets of any of the Bidco Group or, to the knowledge of Jupiter, threatened against or affecting any member of the Bidco Group, any present or, to the knowledge of Jupiter, former officers, directors or employees of any member of the Bidco Group in their respective capacities as such, or any of the respective properties or assets of any member of the Bidco Group, that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect or (ii) would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Jupiter to perform its obligations under this Agreement or to consummate the Transaction.

Section 5.11 Compliance with Laws. Each member of the Bidco Group is, and since January 1, 2019 has been, in compliance with and are not, and since January 1, 2019 have not been, in default under or in violation of all Applicable Laws, except for failures to comply that (a) have not had and would not reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Bidco or Jupiter to perform their obligations under this Agreement or consummate the Transaction.

Section 5.12 Finders’ Fees. Except as set forth in Section 5.12 of the Jupiter Disclosure Schedule, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Jupiter or any of its Subsidiaries who might be entitled to any finders or similar fee or commission from Jupiter or any of its Affiliates in connection with the execution of this Agreement or the transactions contemplated by this Agreement.

Section 5.13 Financing.

(a) Jupiter has received and accepted an executed and binding debt commitment letter dated as of the date hereof, a true and complete copy of which has been delivered to Geneva (as amended, modified, supplemented, replaced or extended from time to time after the date of this Agreement in compliance with Section 7.02, including the exhibits, annexes and schedules thereto, the “Debt Commitment Letter”) from the lenders party thereto (collectively, the “Lenders”) pursuant to which the Lenders have agreed, subject to the terms and conditions thereof, to provide the debt amounts set forth therein. The debt financing committed pursuant to the Debt Commitment Letter is collectively referred to in this Agreement as the “Committed Debt Financing”.

(b) As of the date hereof, the obligations of the Lenders to fund the Committed Debt Financing under the Debt Commitment Letter are not subject to any conditions precedent or other contingencies, except as expressly set forth in the Debt Commitment Letter and the Fee Letters (as defined below). Except for (i) a customary fee letter related to the Committed Debt Financing, a true and complete copy of which has been provided to the Company with only the amount of fees, “pricing flex” and other economic terms therein redacted in a customary manner (none of which (x) subjects the funding of the Committed Debt Financing to any additional conditions precedent or other contingencies or (y) could reduce the total amount of the Committed Debt Financing available to Jupiter on the Closing Date to an amount such that Jupiter will have funds that are less than the Required Financing Amount) (the “Permitted Redactions”) and (ii) a customary engagement letter related to the Committed Debt Financing (which does not (x) subject the funding of the Committed Debt Financing to any additional conditions precedent or other contingencies or (y) reduce the total amount of the Committed Debt Financing available to Jupiter on the Closing Date to an amount such that Jupiter will have funds that are less than the Required Financing Amount) (such fee letters and engagement letter, collectively, the “Fee Letters”), as of the date hereof, there are no Contracts with respect to the Committed Debt Financing.

(c) As of the date hereof and assuming satisfaction of the conditions to Jupiter’s and Bidco’s obligations to consummate the Transaction set forth in Article IX, the accuracy of all representations and warranties of Geneva in this Agreement and compliance by Geneva with its covenants and agreements hereunder, Jupiter does not have any reason to believe that it will be unable to satisfy on a timely basis all terms and conditions to be satisfied by it in the Debt Commitment Letter on or prior to the Closing Date.

(d) Assuming satisfaction of the conditions to Jupiter’s and Bidco’s obligations to consummate the Transaction set forth in Article IX, the accuracy of all representations and warranties of Geneva in this Agreement and compliance by Geneva with its covenants and agreements hereunder, the Committed Debt Financing, when funded in accordance with the Debt Commitment Letter, will, together with cash and other sources of funds available to the Bidco Group on the Closing Date, in the aggregate, provide Bidco with funds sufficient to make all payments required to be made by the Bidco Group in cash on the Closing Date to consummate the Transaction, including the payment of the aggregate Cash Consideration and all fees and expenses (including original issue discount) on the Closing Date that are the responsibility of the Bidco Group hereunder and are due and payable on the Closing Date (assuming and giving effect to the maximum amount of market flex (including original issue discount flex) provided under the Debt Commitment Letter and the Fee Letters) (collectively, the “Required Financing Amount”).

(e) As of the date hereof, (i) the Debt Commitment Letter (x) is a legal, valid and binding obligation of Jupiter and, to the knowledge of Jupiter, of the other parties thereto, subject to the Bankruptcy and Equity Exceptions, and (y) is in full force and effect and (ii) no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to constitute a default or breach or a failure to satisfy a condition precedent on the part of Jupiter under the terms and conditions of the Debt Commitment Letter. The Debt Commitment Letter has not been modified, amended or altered as of the date hereof.

Section 5.14 Solvency. Neither Jupiter nor Bidco is entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of Geneva or any of its Subsidiaries. Assuming the satisfaction of the conditions to Jupiter’s and Bidco’s obligations to consummate the Transaction set forth in Article IX, the accuracy of all representations and warranties of Geneva in this Agreement and the compliance by Geneva with its covenants and agreements hereunder, and after giving effect to the Transaction and the other transactions contemplated by this Agreement and the payment of the Required Financing Amount, Jupiter and its Subsidiaries will be, on a consolidated basis, Solvent as of the Effective Time and immediately after the consummation of the Transaction. For the purposes of this Agreement, the term “Solvent”, when used with respect to any Person, means that, as of any date of determination, (a) the fair value of the assets of such Person will, as of such date, exceed the value of all debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person is greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured, and (d) such Person is not engaged in, and are not about to engage in, business for which they have unreasonably small capital.

Section 5.15 No Other Representations and Warranties. Except for the representations and warranties made by Bidco or Jupiter, as applicable, in this Article V (as qualified by the applicable items disclosed in the Purchaser Disclosure Schedule in accordance with the introduction to this Article V) and in the certificate to be delivered by Jupiter and Bidco pursuant to Section 9.03(c), neither Bidco, Jupiter nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Bidco, Jupiter or any other members of the Bidco Group, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Bidco or any other member of the Bidco Group or any other matter furnished or provided to Geneva or made available to Geneva in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated hereby. Bidco, Jupiter and each other member of the Bidco Group disclaims any other representations or warranties, whether made by any member of the Bidco Group or any of their respective Affiliates or Representatives. Bidco and Jupiter each acknowledge and agree that, except for the representations and warranties made by Geneva in Article IV (as qualified by the applicable items disclosed in the Geneva Disclosure Schedule in accordance with the introduction to Article IV) and in the certificate to be delivered by Geneva pursuant to Section 9.02(c), neither Geneva nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Geneva or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Geneva or its Subsidiaries or any other matter furnished or provided to Bidco or made available to Bidco in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the transactions contemplated hereby or thereby. Each of Bidco and Jupiter specifically disclaims that it is relying on or has relied on any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Geneva and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE VI

COVENANTS OF GENEVA

Section 6.01 Conduct of Geneva.

(a) From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, except (w) as required by Applicable Law, (x) as set forth in Section 6.01(a) of the Geneva Disclosure Schedule, (y) as otherwise required or expressly contemplated by this Agreement, or (z) with the prior written consent of Bidco (which consent shall not be unreasonably withheld, conditioned or delayed), Geneva shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects and to preserve intact its business organization, keep available the services of its and their present officers and key employees and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other Third Parties with whom it has material business relations; provided that (i) no action by Geneva or any of its Subsidiaries to the extent expressly permitted by an exception to any of Section 6.01(b)(i) through 6.01(b)(xx) shall be deemed to be a breach of this Section 6.01(a) and (ii) any failure to take any action prohibited by Section 6.01(b)(i) through 6.01(b)(xx) shall not be deemed a breach of this Section 6.01(a); and provided, further that this Section 6.01(a) shall not prohibit Geneva or its Subsidiaries from taking commercially reasonable actions in response to the actual or anticipated effects of COVID-19 or any COVID-19 Measures (subject to, in the case of this second proviso, reasonable consultation with Bidco in advance of taking such actions to the extent reasonably practicable).

(b) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (x) as required by Applicable Law, (y) as set forth in Section 6.01(b) of the Geneva Disclosure Schedule or (z) as otherwise required or expressly contemplated by this Agreement, without Bidco’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), Geneva shall not, and shall cause each of its Subsidiaries not to:

(i) adopt or propose any change to its certificate of incorporation, articles of association or other organizational or constitutional documents (whether by merger, consolidation or otherwise) (including the Geneva Organizational Documents) or the Deposit Agreement;

(ii) acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division of any Person, or otherwise engage in any consolidations or business combinations, except for (A) transactions solely between Geneva and a wholly owned Subsidiary of Geneva or solely between wholly owned Subsidiaries of Geneva or (B) subject to Section 6.01(c), transactions involving an amount up to $10 million cash consideration (including any “earnout”, deferred or contingent payments) in the aggregate for all such transactions, in each case, that does not involve any potential issuance of any Equity Securities of Geneva or any of its Subsidiaries (including any Geneva ADS);

(iii) authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other Equity Securities (including any Geneva ADS) (whether in cash, assets, shares or other securities of Geneva or any of its Subsidiaries) (other than dividends or distributions made by any wholly owned Subsidiary of Geneva to Geneva or to any wholly owned Subsidiary of Geneva), or enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to any of its shares or other Equity Securities (other than registration statements on Form S-8);

(iv) (A) split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other Equity Securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other Equity Securities, or issue or authorize the issuance of any of its share capital or other Equity Securities or any other securities in respect of, in lieu of or in substitution for, shares of its share capital or other Equity Securities (including any Geneva ADS) in Geneva or any Subsidiary of Geneva, except for (x) the acceptance of Geneva Ordinary Shares or Geneva ADSs as payment of the exercise price of Geneva Share Options or for withholding Taxes in respect of Geneva Share Options, (y) any such transaction involving Geneva and its wholly owned Subsidiary or only wholly owned Subsidiaries of Geneva or (z) transactions required to be taken by the Depositary or Geneva under the Deposit Agreement in accordance with its terms, provided that no such transaction is a consequence of any action or omission by Geneva or any of its Subsidiaries that would (in the absence of this clause (z) and clause (v)(D) below) be restricted by any provision of this Section 6.01 or (B) amend any term or alter any rights of any of the outstanding Geneva Ordinary Shares or other Equity Securities of Geneva;

(v) issue, deliver, grant, sell, pledge, dispose of, charge, mortgage or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition, charging, mortgaging or encumbrance of, any shares, voting securities or other Equity Securities (including any Geneva ADS) in Geneva or any Subsidiary of Geneva or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or Equity Securities (including any Geneva ADS) or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Geneva Share Option under any existing Geneva Stock Plan (except as otherwise provided by the terms of any Geneva Employee Plan), other than (A) issuances or grants of Geneva Ordinary Shares, Geneva ADSs or other securities as required pursuant to equity awards or obligations under Geneva Employee Plans outstanding on the date of this Agreement in accordance with the terms of the applicable Geneva Employee Plan in effect on the date of this Agreement or granted after the date of this Agreement not in violation of this Agreement, (B) sales of Geneva Ordinary Shares or Geneva ADSs pursuant to the exercise of Geneva Share Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Geneva Share Options in order to satisfy Tax withholding obligations, (C) transactions solely between Geneva and a wholly owned Subsidiary of Geneva or solely between wholly owned Subsidiaries of Geneva or (D) transactions required to be taken by the Depositary or Geneva under the Deposit Agreement in accordance with its terms, provided that no such transaction is a consequence of any action or omission by Geneva or any of its Subsidiaries that would (in the absence of this clause (D) and clause (iv)(A)(z) above) be restricted by any provision of this Section 6.01;

(vi) except as required by any Geneva Employee Plan as in existence as of the date hereof or established after the date hereof not in contravention of this clause (vi), (A) increase the compensation or benefits payable or to become payable to any of its directors, executive officers or employees, (B) grant or pay or commit to grant or pay to any of its directors, executive officers or employees any bonuses, incentive compensation, retention awards or increases in severance or termination pay, (C) establish, adopt, enter into, amend in any material respect or terminate any collective bargaining agreement or material Geneva Employee Plan, (D) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Geneva Employee Plan, (E) terminate the employment of any Senior Employee, other than for cause (as defined in the Geneva Stock Plans), (F) hire or promote any new Senior Employees other than to replace any departed employee, provided that such hired or promoted employee is provided with compensation terms that are substantially similar to the terms of the departed employee’s employment with Geneva immediately prior his or her departure, (G) provide any funding for any rabbi trust or similar arrangement, (H) enter into a Contract or relationship with a professional employer organization, or (I) form or otherwise establish any employing entity in any country that does not currently have an employing entity;

(vii) liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of Geneva or its Subsidiaries), or adopt any plan or resolution, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant Subsidiaries of Geneva;

(viii) make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans solely among Geneva and its wholly owned Subsidiaries or solely among Geneva’s wholly owned Subsidiaries, (B) advances for reimbursable employee expenses in the ordinary course of business consistent with past practice (C) the extension of trade credit in the ordinary course of business consistent with past practice or (D) loans, advances, capital contributions or investments in Persons not listed on a national securities exchange of up to $5 million cash consideration in the aggregate (provided that such loans, advances, capital contributions or investments shall be non-controlling minority interests of less than ten percent (10%) of the total outstanding share capital of such Person and shall not involve any board seat or other indicia of control);

(ix) sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its material properties, rights or assets (including shares in the capital of Geneva or its Subsidiaries), except (A) dispositions of obsolete or worthless equipment in the ordinary course of business consistent with past practice, (B) non-exclusive licenses of Geneva Intellectual Property or Geneva Products entered into in the ordinary course of business, (C) pursuant to transactions solely among Geneva and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of Geneva and (D) sales of Geneva Products in the ordinary course of business;

(x) enter into or become bound by, or amend, modify, terminate or waive any Contract related to the acquisition or disposition or grant of any license with respect to material Intellectual Property Rights, other than amendments, modifications, terminations or waivers in the ordinary course of business consistent with past practice, or otherwise encumber any material Geneva Intellectual Property (including by the granting of any covenants, including any covenant not to sue or covenant not to assert), other than (A) non-exclusive licenses of (x) Geneva Intellectual Property (other than patents on a stand-alone basis) or (y) Geneva Products, in each case entered into in the ordinary course of business consistent with past practice and (B) distribution rights for Geneva Products made or entered into in the ordinary course of business;

(xi) (A) enter into any Specified Material Contract, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the Contract term in accordance with the terms of the Contract) any Specified Material Contract, or waive, release or assign any material rights or claims thereunder or (B) except as would not be adverse to Geneva or any of its Subsidiaries in any material respect with respect to the Contract when viewed in the context of the benefits received by Geneva and its Subsidiaries as a result, enter into any Geneva Material Contract (including by amendment of any Contract that is not a Geneva Material Contract such that such Contract becomes a Geneva Material Contract) that is not a Specified Material Contract, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the Contract term in accordance with the terms of the Contract) any Geneva Material Contract that is not a Specified Material Contract, or waive, release or assign any material rights or claims thereunder, in each case of this clause (B), other than in the ordinary course of business consistent with past practice; provided, that this Section 6.01(b)(xi) shall not prohibit or restrict Geneva or any of its Subsidiaries from entering into a Contract to the extent that such Contract implements a transaction that is permitted by any of Section 6.01(b)(i) through 6.01(b)(xx);

(xii) except (A) in amounts not to exceed 120% of Geneva’s capital budget set forth on Section 6.01(b)(xii) of Geneva Disclosure Schedule in the aggregate or (B) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident, make any capital expenditure or expenditures enter into agreements or arrangements providing for capital expenditure or expenditures or otherwise commit to do so;

(xiii) waive, release, assign, compromise or settle any Proceeding (for the avoidance of doubt, including with respect to matters in which Geneva or any Subsidiary of Geneva is a plaintiff or defendant, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of any Proceeding that is not brought by a Governmental Authority and that: (A) is for an amount not to exceed, for any such compromise or settlement individually, $1 million, or in the aggregate, $3 million, (B) does not impose any injunctive relief on Geneva or its Subsidiaries (other than customary confidentiality and de minimis contractual obligations in the applicable compromise or settlement agreement that are incidental to an award of monetary damages thereunder) and does not involve the admission of wrongdoing by Geneva, any Subsidiary of Geneva or any of their respective officers or directors and (C) does not provide for the license of any material Intellectual Property Rights or the termination or modification or amendment of any license of material Geneva Intellectual Property; provided, that any Proceeding related to Taxes shall be governed by Section 6.01(b)(xv);

(xiv) make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or Applicable Law;

(xv) make, change or revoke any material Tax election, adopt or change any Tax accounting period or material method of Tax accounting, amend any material Tax Return, file a claim for a refund of a material amount of Taxes, file any material Tax Return that is materially inconsistent with a previously filed Tax Return of the same type for a prior taxable period, settle or compromise any material liability for Taxes or any Tax Proceeding relating to a material amount of Taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any Taxing Authority, surrender any right to claim a material refund of Taxes, assume any liability for a material amount of Taxes of any other Person by contact (other than a contract described in Section 4.16(d)(ii)(y)), change its jurisdiction of Tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes;

(xvi) incur, assume, guarantee, endorse or otherwise become liable for or modify in any material respects the terms of any Indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements) or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) for the incurrence of any Indebtedness solely among Geneva and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of Geneva, (B) currency derivatives in the ordinary course of business consistent with past practice and not for speculative purposes or (C) the incurrence of Indebtedness in the ordinary course of business in an amount at any time outstanding pursuant to this clause (C) not to exceed $5 million in the aggregate;

(i) redeem, repurchase, defease or prepay any Indebtedness for borrowed money or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), except for (A) the repayment of any Indebtedness at its scheduled maturity or expiration of the applicable term, (B) the termination and settlement of currency derivatives entered into in the ordinary course of business consistent with past practice and nor for speculative purposes in accordance with their terms and (C) solely among Geneva and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of Geneva;

(xvii) enter into any transactions or Contracts with any affiliate or other Person that would be required to be disclosed by Geneva under Item 404 of Regulation S-K of the SEC other than to the extent permitted under clause (v) or (vi) of this Section 6.01(b);

(xviii) (A) acquire or agree to acquire any real property or enter into, or agree to enter into, any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), (B) sell, assign, dispose of, surrender or exercise any right to terminate, or agree to sell, assign, dispose of, surrender or exercise any right to terminate, any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), (C) materially modify or amend or exercise any right to renew any lease, or waive any material term or condition thereof or grant any material consents thereunder, in each case, except as would not be adverse to Geneva or its Subsidiaries in any material respect with respect to the lease when viewed in the context of the benefits received by Geneva and its Subsidiaries as a result, or (D) grant or otherwise create or consent to the creation of any material easement, covenant, restriction, assessment or charge affecting any real property leased by Geneva or any Subsidiary of Geneva, or any interest therein or part thereof (other than a Permitted Lien), in the case of each of clauses (A) through (D), other than in the ordinary course of business consistent with past practice;

(xix) adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to any member of the Bidco Group; or

(xx) agree or authorize, in writing or otherwise, to take any of the foregoing actions.

(c) Anything to the contrary set forth in this Agreement notwithstanding, Geneva shall not, and shall cause its Affiliates not to, directly or indirectly (whether by merger, consolidation, takeover offer, scheme of arrangement or otherwise), acquire, purchase, lease or license or otherwise enter into a transaction with (or agree to acquire, purchase, lease or license or otherwise enter into a transaction with) any business, corporation, partnership, association or other business organization or division or part thereof that has one or more products, whether marketed or in development, that compete, or if commercialized would compete, with one or more Geneva Products or Jupiter Products if doing so would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying the conditions set forth in Section 9.01(c) (to the extent related to any Antitrust Law) or the conditions set forth in Section 9.01(e); (ii) materially increase the risk of any Governmental Authority entering an Order prohibiting or enjoining the consummation of the Transaction; or (iii) otherwise prevent or materially delay the consummation of the Transaction (including the

Debt Financing). The fact that a merger, acquisition or similar transaction requires approval under the Antitrust Laws shall not in and of itself restrict such transaction under this Section 6.01(c).

(d) Nothing contained in this Agreement shall give Bidco, directly or indirectly, the right to control or direct Geneva’s or any of its Subsidiaries’ businesses or operations, other than after the Closing.

Section 6.02 No Solicitation by Geneva.

(a) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except as otherwise set forth in this Section 6.02, Geneva shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ respective Representatives not to, directly or indirectly, (i) solicit, initiate, participate in, knowingly facilitate, knowingly assist or knowingly encourage any inquiries regarding, or the making or submission of, any Acquisition Proposal or any inquiry, indication of interest, proposal, offer or request that would reasonably be expected to lead to an Acquisition Proposal, (ii) (A) enter into, continue or participate in any discussions or negotiations in respect of any Acquisition Proposal or any such inquiry, indication of interest, proposal, offer or request or (B) furnish to any Third Party any information in connection with any Acquisition Proposal or any such inquiry, indication of interest, proposal offer or request, (iii) enter into or adopt any letter of intent, heads of terms, memorandum of understanding or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement), (iv) recommend or approve or publicly propose to recommend, adopt or approve any Acquisition Proposal, (v) withdraw, or qualify, amend or modify in a manner adverse to Bidco or Jupiter (or publicly propose to withdraw, or qualify, amend or modify in a manner adverse to Bidco or Jupiter), the Geneva Board Recommendation, or resolve or agree to take any such action, (vi) fail to include the Geneva Board Recommendation in the Proxy Statement and the Scheme Annex Document, (vii) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any Acquisition Proposal, or (viii) resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi), a “Geneva Adverse Recommendation Change”).

(b) The foregoing notwithstanding, if at any time prior to the receipt of the Geneva Shareholder Approvals (the “Geneva Approval Time”), the Geneva Board receives a bona fide written Acquisition Proposal made after the date of this Agreement that has not resulted from a Willful Breach of this Section 6.02, the Geneva Board, directly or indirectly through its Representatives, may, if the Geneva Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is or would reasonably be expected to lead to a Superior Proposal and that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, subject to compliance with Section 6.02(c), (A) engage in negotiations or discussions with such Third Party and its Representatives and financing sources and (B) furnish to such Third Party and its Representatives and financing sources information relating to Geneva or any of its Subsidiaries pursuant to a confidentiality agreement that (1) does not contain any provision that would prevent Geneva from complying with its obligation to provide disclosure to Bidco pursuant to this Section 6.02 and (2) contains provisions that, in each case, are not materially less favorable to Geneva than those contained in the Confidentiality Agreement (provided that no such confidentiality agreement shall be required to contain any standstill or similar provisions) (such a confidentiality agreement, an “Acceptable Confidentiality Agreement”), a copy of which Acceptable Confidentiality Agreement shall be provided to Bidco promptly after its execution; provided, that all such information (to the extent that such information is non-public and has not been previously provided or made available to Bidco) is provided or made available to Bidco, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party.

(c) Geneva shall notify Bidco as promptly as practicable (but in no event later than 24 hours) after receipt by Geneva or any of its Subsidiaries or, to the knowledge of Geneva, any of its or their Representatives of any Acquisition Proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to any Acquisition Proposal or any request for information relating to Geneva or any of its Subsidiaries in connection with any such Acquisition Proposal, inquiry, indication of interest, proposal or offer, which notice shall be provided in writing and shall identify the Person(s) making, and the material terms and conditions of, any such Acquisition Proposal, inquiry, indication of interest, proposal offer or request. Geneva shall thereafter (i) keep Bidco reasonably informed, on a reasonably current basis, of any material developments (including material oral communications relating to the terms and conditions of any Acquisition Proposal) or changes in the status and details (including any changes to the type and amount of consideration) of any such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to Bidco unredacted copies of any written proposals, indications of interest, draft agreements and other written materials relating to the financial terms or other material terms and conditions of such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request exchanged between Geneva or any of its Subsidiaries or Representatives and the Person(s) making such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request or any of its Affiliates or its or their Representatives.

(d) Anything in this Section 6.02 to the contrary notwithstanding, prior to the Geneva Approval Time, if the Geneva Board receives a bona fide written Acquisition Proposal made after the date of this Agreement that has not resulted from a Willful Breach of this Section 6.02 and the Geneva Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and that the failure to take such action in response to such Superior Proposal would be inconsistent with its fiduciary duties under Applicable Law, the Geneva Board may, subject to compliance with this Section 6.02(d), (i) make a Geneva Adverse Recommendation Change or (ii) terminate this Agreement in accordance with Section 10.01(d)(ii); provided, that (A) Geneva shall first notify Bidco and Jupiter in writing at least four Business Days before taking such action that Geneva intends to take such action, which notice shall include an unredacted copy of such proposal and a copy of any financing commitments (in the form provided to Geneva) relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the Person(s) making any such Acquisition Proposal), (B) Geneva and its Representatives shall negotiate in good faith with Bidco, Jupiter and their Representatives during such four Business Day notice period, to the extent Bidco and Jupiter wish to negotiate and make themselves reasonably available to negotiate, to enable Bidco and Jupiter to jointly propose revisions to the terms of this Agreement, (C) upon the end of such notice period, the Geneva Board shall have considered in good faith any revisions to the terms of this Agreement committed to in a binding written proposal by Bidco and Jupiter, and shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, that such Superior Proposal would nevertheless continue to constitute a Superior Proposal if such revisions proposed by Bidco and Jupiter were to be given effect and that the failure to take such action in response to such Superior Proposal would continue to be inconsistent with its fiduciary duties under Applicable Law and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Superior Proposal, Geneva shall, in each case, have delivered to Bidco and Jupiter an additional notice consistent with that described in clause (A) of this proviso and a new notice period under clause (A) of this proviso shall commence each time, except each such notice period shall be two Business Days (instead of four Business Days), during which time Geneva shall be required to comply with the requirements of this Section 6.02(d) anew with respect to each such additional notice, including clauses (A) through (D) above of this proviso.

(e) Anything in Section 6.02(a) to the contrary notwithstanding, at any time prior to Geneva Approval Time, the Geneva Board may make a Geneva Adverse Recommendation Change of the type described in clauses (v), (vi) or (viii) (to the extent relating to the foregoing clauses (v) or (vi)) of the definition thereof in response to an Intervening Event if the Geneva Board determines in good faith, after consultation with its financial advisors and outside legal counsel that the failure to make such Geneva Adverse Recommendation Change would be inconsistent with its fiduciary duties under Applicable Law; provided, that (i) Geneva shall first notify Bidco and Jupiter in writing at least four Business Days before taking such action that Geneva intends to take such action, which notice shall include a reasonably detailed description of such Intervening Event (including the facts and circumstances providing the basis for the determination by the Geneva Board to effect such Geneva Adverse Recommendation Change), (ii) Geneva and its Representatives shall negotiate in good faith with Bidco, Jupiter and their Representatives during such four Business Day period, to the extent Bidco and Jupiter wish to negotiate and make themselves reasonably available to negotiate, to enable Bidco and Jupiter to jointly propose revisions to the terms of this Agreement, (iii) Geneva and its Representatives shall provide to Bidco, Jupiter and their Representatives all applicable information with respect to such Intervening Event reasonably requested by Bidco and/or Jupiter to permit it to propose revisions to the terms of the Agreement, and (iv) upon the end of such notice period, the Geneva Board shall have considered in good faith any such revisions to the terms of this Agreement committed to in a binding written proposal by Bidco and Jupiter, and shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to make such Geneva Adverse Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties under Applicable Law.

(f) Geneva shall, and shall cause its Subsidiaries to, and shall cause its and its Subsidiaries’ Representatives to, cease immediately any and all existing discussions or negotiations, if any, with any Third Party conducted prior to or ongoing as of the date of this Agreement with respect to any actual or potential (including if such discussions or negotiations were for the purpose of soliciting any) Acquisition Proposal or with respect to any indication, proposal, request or inquiry that would reasonably be expected to lead to an Acquisition Proposal and shall promptly instruct any such Third Party (and any of its Representatives) in possession of confidential information about Geneva or any of its Subsidiaries that was furnished by or on behalf of Geneva in connection with such discussions or negotiations to return or destroy all such information promptly after the date hereof in accordance with the relevant confidentiality agreement between Geneva and such Third Party. Geneva shall enforce, and not waive, terminate or modify without Bidco’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement (other than in the Confidentiality Agreement), unless the Geneva Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

(g) Nothing contained in this Section 6.02 shall prevent the Geneva Board from (i) taking and disclosing to the Geneva Shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the 1934 Act, (ii) making any required disclosure to the Geneva Shareholders if the Geneva Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, (iii) making any “stop, look and listen” communication to Geneva Shareholders pursuant to Rule 14d-9(f) promulgated under the 1934 Act; provided, that in the case of any of (i), (ii) or (iii), any such action or disclosure that would constitute a Geneva Adverse Recommendation Change may only be made in compliance with the foregoing provisions of this Section 6.02, or (iv) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law.

Section 6.03 Transaction Litigation. Geneva shall promptly (and in any event, within 48 hours) notify Bidco of any shareholder demands or Proceedings (including derivative claims) commenced against Geneva, its Subsidiaries and/or its or its Subsidiaries’ respective directors or officers relating to this Agreement or any of the transactions contemplated hereby (collectively, “Transaction Litigation”) and shall keep Bidco informed on a reasonably current basis regarding any Transaction Litigation (including by promptly furnishing to Bidco and its Representatives such information relating to such Transaction Litigation as may reasonably be requested by Bidco and that would not reasonably be expected to result in the waiver of attorney client or other applicable legal privilege; provided, however, that Geneva shall use its commercially reasonable efforts to provide an alternative means of disclosing or providing such information to the maximum extent that does not result in a loss of such legal privilege and in the event that Geneva or any of its Subsidiaries does not provide access or information in reliance on this clause, Geneva shall provide notice to Bidco that information is being withheld). Other than to the extent such Transaction Litigation relates to an Acquisition Proposal in respect of which Geneva and Bidco have adverse interests, Geneva shall give Bidco the opportunity to consult with it regarding the defense and settlement of any Transaction Litigation, shall consider in good faith Bidco’s advice with respect to such Transaction Litigation and shall give Bidco the opportunity to participate (at Bidco’s expense) in (but not control) the defense and settlement of such Transaction Litigation. Prior to the Effective Time, neither Geneva nor any of its Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of Bidco (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 6.04 Section 16 Matters. Prior to the Effective Time, Geneva, Bidco and Jupiter shall each take all such steps as may be reasonably necessary or advisable (to the extent permitted under Applicable Law) to cause any dispositions of Geneva Ordinary Shares or Geneva ADSs (including derivative securities with respect to Geneva Ordinary Shares) or acquisitions of Jupiter Ordinary Shares or Geneva ADSs (including derivative securities referencing the same) resulting from the transactions contemplated by this Agreement by each individual who is or will be subject to the reporting requirements of Section 16(a) of the 1934 Act to be exempt under Rule 16b-3 promulgated under the 1934 Act.

Section 6.05 Takeover Statutes. Geneva shall (a) take all action within its control necessary, if any, so that no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws or regulations, or any similar provision of the Geneva Organizational Documents is or becomes applicable to the Transaction or any of the other transactions contemplated hereby, and (b) if any such anti-takeover law, regulation or provision is or becomes applicable to the Transaction or any other transactions contemplated hereby, cooperate and grant such approvals and take such actions within its control as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby. Geneva shall not take (or omit to take) any action which would reasonably be expected to result in (i) the United Kingdom City Code on Takeovers and Mergers applying to Geneva, the Transaction or any other transactions contemplated by this Agreement or (ii) the Transaction or any other transactions contemplated by this Agreement becoming subject to the jurisdiction of the United Kingdom Panel on Takeovers and Mergers.

Section 6.06 Financing Assistance.

(a) Prior to the Closing, Geneva shall, and shall cause its Subsidiaries to, and shall use their reasonable best efforts to cause its and their respective Representatives to, use its and their reasonable best efforts to provide such cooperation as may be reasonably requested by any member of the Bidco Group to assist Jupiter in arranging, obtaining or syndicating the Committed Debt Financing (or any financing intended to replace or refinance the debt financing provided by the Debt Commitment Letter in accordance with Section 7.02(c)) or other third party debt financing of Jupiter or any wholly owned Subsidiary of Jupiter the proceeds of which are intended to be used to consummate the Transaction (collectively, the “Debt Financing”), including using reasonable best efforts, to:

(i) reasonably cooperate with the marketing efforts or due diligence efforts of Jupiter or the Financing Parties in connection with all or any portion of the Debt Financing, including making available members of the management team with appropriate seniority and expertise to assist in preparation for and to participate in a reasonable and mutually agreed number (on reasonable notice) of meetings, presentations, road shows, due diligence sessions, drafting sessions and sessions with proposed lenders, underwriters, initial purchasers, placement agents, investors and rating agencies,

(ii) on reasonable notice, reasonably assist Bidco and Jupiter in preparing and commenting on customary offering memoranda, rating agency presentations, bank information memoranda, lender and investor presentations, road show materials, confidential information memoranda, registration statements, prospectuses, prospectus supplements, private placement memoranda, and similar documents reasonably required in connection with the Debt Financing, including the marketing and syndication thereof (collectively, “Offering Documents”),

(iii) cause Geneva’s independent accountants and/or auditors to provide reasonable cooperation to Jupiter in connection with the Debt Financing consistent with customary practice,

(iv) furnish Jupiter and the applicable Financing Parties with the Required Information and update any Required Information as may be necessary for such Required Information to remain Compliant,

(v) provide information to assist Jupiter in connection with the preparation of customary projections to be included in any Offering Documents,

(vi) furnish Jupiter with the Required Information,

(vii) in connection with any securities offering contemplated as part of the Debt Financing, (A) obtain customary comfort letters from Geneva’s independent public accounting firm (including “negative assurance” comfort) consistent with its customary practice, (B) obtain Geneva’s independent public accounting firm to consent to the inclusion or incorporation of their audit reports with respect to the financial statements of Geneva (or any pro forma financials showing the pro forma effect of the transaction) provided pursuant to this section in any registration statement of Jupiter with the SEC or any prospectus, offering memoranda, private placement memoranda, marketing material or similar documentation, including by providing customary representation letters and (C) cause Geneva’s independent public accounting firm to cooperate with Jupiter and its Representatives, including by participating in accounting due diligence sessions at times and at locations reasonably acceptable to Geneva and its independent public accounting firm and upon reasonable notice,

(viii) provide to Jupiter and the Financing Parties promptly and in any event at least three Business Days prior to the Closing Date all documentation and other information about Geneva and its Subsidiaries required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that is required in connection with any Debt Financing to the extent such documentation and other information is requested in writing to Geneva at least ten Business Days prior to the Closing Date,

(ix) subject to customary confidentiality provisions and disclaimers, provide customary authorization letters to the Financing Parties authorizing the distribution of information to prospective lenders or investors,

(x) assist in facilitating the preparation, execution and delivery of, and provide information concerning Geneva and its Subsidiaries reasonably necessary for the completion of, the Definitive Agreements or definitive documentation in respect of any other Debt Financing, including any guarantee and collateral documents and other certificates, schedules and other documents as may be reasonably requested by Jupiter,

(xi) provide or cause to be provided any customary certificates, or other customary closing documents as may be reasonably requested in connection with the Debt Financing,

(xii) facilitate the pledging of collateral, effective no earlier than the Closing Date (including using reasonable best efforts to facilitate the delivery, on the Closing Date, of original share certificates, together with share powers executed in blank, with respect to Geneva and each of its Subsidiaries), provided that no such action shall be required unless it can be and is conditioned on the occurrence of the Effective Time, and

(xiii) consent to the reasonable use of trademarks and logos of Geneva or any of its Subsidiaries in connection with the Debt Financing; provided, that such trademarks and logos are used solely in a manner that is not intended to or is reasonably likely to harm or disparage Geneva or its Subsidiaries or the reputation or goodwill of Geneva or any of its Subsidiaries.

(b) The foregoing notwithstanding, neither Geneva nor any of its Subsidiaries or their respective Representatives shall be required to (i) take or permit the taking of any action pursuant to Section 6.06(a) that (A) would require Geneva, its Subsidiaries or any Persons who are directors or officers of Geneva or its Subsidiaries to enter into or approve any Definitive Agreements or any other definitive documentation with respect to the Debt Financing (including any guarantee and collateral documents) that is effective prior to the Effective Time, pass resolutions or consents to approve or authorize the execution of the Debt Financing, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, that is effective prior to the Effective Time, or that would be effective if the Closing does not occur (other than customary authorization letters to the Financing Parties authorizing the distribution of information to prospective lenders or investors); (B) would reasonably be expected to cause any representation, warranty or covenant in this Agreement to be breached by Geneva or any of its Subsidiaries (unless waived by Bidco or Jupiter, as applicable) or cause any closing condition set forth in Article IX to fail to be satisfied; (C) would require Geneva or any of its Subsidiaries to pay any commitment or other similar fee prior to the Closing or incur any other expense, liability or obligation or give any indemnities to any third party or commit to take any similar action in connection with the Debt Financing prior to the Closing that is not concurrently reimbursed by Jupiter; (D) would reasonably be expected to cause any director, officer or employee or shareholder of Geneva or any of its Subsidiaries to incur any personal liability in their capacity as such; (E) conflict with the organizational documents of Geneva or its Subsidiaries or any Applicable Law; (F) would reasonably be expected to result in a violation or breach of, or a default (with or without notice, lapse of time, or both) under, any material Contract to which Geneva or any of its Subsidiaries is a party; (G) would require Geneva or any of its Subsidiaries to change its fiscal year; (H) would unreasonably interfere with the ongoing business or operations of Geneva and its Subsidiaries; or (I) would require Geneva or any of its Subsidiaries to waive or amend any terms of this Agreement, (ii) provide access to or disclose information that Geneva or any of its Subsidiaries reasonably determines would jeopardize any attorney-client privilege or other applicable legal privilege of, or conflict with any material confidentiality obligations applicable to, Geneva or any of its Subsidiaries (provided, however, that Geneva shall use reasonable best efforts to provide an alternative means of disclosing or providing such information to the maximum extent that would not reasonably be expected to result in a loss of such legal privilege or a conflict of any such confidentiality obligations, and in the event that Geneva or any of its Subsidiaries does not provide access or information in reliance on this clause, Geneva shall provide notice to Jupiter that information is being so withheld); (iii) pledge any assets as collateral prior to the Effective Time; (iv) prepare any projections or pro forma financial statements; or (v) deliver or cause to be delivered any opinion of counsel in connection with the Debt Financing. Nothing contained in this Section 6.06 or otherwise shall require Geneva or any of its Subsidiaries, prior to the Closing, to be an issuer or other obligor with respect to the Debt Financing.

(c) Jupiter shall, reasonably promptly on written request by Geneva, reimburse Geneva for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by Geneva or any of its Subsidiaries in satisfying its obligations under this Section 6.06, whether or not the Transaction is consummated or this Agreement is terminated (excluding, for the avoidance of doubt, the costs of the preparation of any annual or quarterly financial statements of Geneva to the extent prepared in the ordinary course of its financial reporting practice). Jupiter shall indemnify and hold harmless Geneva and its Subsidiaries and its and their respective Representatives from and against any and all losses, claims, damages, liabilities, reasonable out-of-pocket costs, reasonable out-of-pocket attorneys’ fees, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) suffered or incurred in connection with any action taken by Geneva, any of its Subsidiaries or any of its or their respective Representatives pursuant to this Section 6.06 (other than the use of any information provided by Geneva, any of its Subsidiaries or any of its or their respective Representatives in writing for use in connection with the Debt Financing) whether or not the Transaction is consummated or this Agreement is terminated, except in the event such losses, claims, damages, liabilities, reasonable out-of-pocket costs reasonable out-of-pocket attorneys’ fees, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) arise out of or result from the gross negligence or willful misconduct of Geneva or its Subsidiaries in fulfilling their obligations pursuant to this Section 6.06.

(d) All confidential information provided by Geneva, its Subsidiaries and its and their respective Representatives shall be kept confidential in accordance with the Confidentiality Agreement, except that Jupiter shall be permitted to disclose such information as applicable to any number of Financing Parties as would be reasonable and customary or as is contemplated in this Section 6.06 in connection with the Debt Financing;

provided, that all confidential information shared with Financing Parties shall be kept confidential and otherwise treated in accordance with the Confidentiality Agreement or other confidentiality obligations that are substantially similar to those contained in the Confidentiality Agreement (which, with respect to the Financing Parties, may be satisfied by the confidentiality provisions applicable thereto under the Debt Commitment Letter or other customary confidentiality undertakings in the context of customary syndication and similar practices from Financing Parties not party to the Debt Commitment Letter).

Section 6.07 Access to Information.

(a) All information furnished pursuant to this Agreement shall be subject to the Confidentiality Agreement.

(b) On reasonable notice, during normal business hours during the period from the date of this Agreement to the earlier of the Effective Time or the valid termination of this Agreement, Geneva shall, and shall cause its Subsidiaries to, afford to each member of the Bidco Group and their Representatives reasonable access to Geneva’s and its Subsidiaries’ properties, offices, personnel, Contracts, books, and records all other information concerning its businesses, properties and personnel (other than any of the foregoing to the extent specifically related to the negotiation and execution of this Agreement, or, except as expressly provided in Section 6.02, to any Acquisition Proposal), in each case, as any member of the Bidco Group or its relevant Representatives (as applicable) reasonably requests in anticipation or furtherance of the consummation of the transactions contemplated hereby (including for integration planning) and in a manner so as to not unreasonably interfere with the normal business operations of Geneva or any of its Subsidiaries. During such period described in the immediately preceding sentence, on reasonable notice and subject to Applicable Law and during normal business hours, Geneva shall instruct its pertinent Representatives to reasonably cooperate with the Bidco Group in their review of any such information provided or made available pursuant to the immediately preceding sentence.

(c) Anything to the contrary in Section 6.07(b) notwithstanding, Geneva and its Subsidiaries shall not be required to provide such access or disclosure of information if it (i) would, as reasonably determined based on the advice of outside counsel, jeopardize any attorney-client, attorney-work product or other similar privilege with respect to such information, (ii) would contravene any Applicable Law or confidentiality agreement with a third party entered into prior to the date hereof or after the date hereof in the ordinary course of business, (iii) would result in the disclosure of any valuations of Geneva in connection with the transactions contemplated by this Agreement or any other strategic alternatives, (iv) would be for the purpose of disclosure of such information in any Proceeding between the Parties; provided, that, in the case of clauses (i), (ii) and (iii), Geneva shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including (x) obtaining any required consent from any Third Party and (y) redacting such information (A) to remove references concerning valuation, (B) as necessary to comply with any Contract in effect on the date of this Agreement or after the date of this Agreement and (C) as necessary to address reasonable attorney-client, work-product or other privilege or confidentiality concerns) and to provide such information as to the applicable matter as can be conveyed.

(d) Anything to the contrary in this Section 6.07 notwithstanding, (i) any physical access to the properties, offices, personnel or other information of Geneva and its Subsidiaries may be limited to the extent Geneva in good faith determines, in light of COVID-19 or any COVID-19 Measures, that such access would reasonably be expected to jeopardize the health and safety of any employee of the Company or its Subsidiaries (provided, that Geneva shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) in a manner without jeopardizing the health and safety of such employees or violating such COVID-19 Measures) and (ii) nothing in this Section 6.07 shall be construed to require Geneva, any of its Subsidiaries or any of their Representatives to prepare any financial statements, projections, reports, analyses, appraisals or opinions that are not readily available.

ARTICLE VII

COVENANTS OF BIDCO GROUP

Section 7.01 Conduct of Jupiter.

(a) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (x) as required by Applicable Law, (y) as set forth in Section 7.01 of the Jupiter Disclosure Schedule, or (z) as otherwise required by this Agreement, without Geneva’s prior written consent, Bidco and Jupiter shall not:

(i) adopt or propose any change to the Jupiter Organizational Documents that would materially and adversely impact the rights of the holders of the Jupiter Ordinary Shares or would prevent, materially delay or materially impair the ability of Jupiter and Bidco to perform their obligations under this Agreement or to consummate the transactions contemplated hereby;

(ii) split, combine, consolidate, subdivide, reduce, reclassify or redesignate any shares or other Equity Securities of Jupiter;

(iii) authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other Equity Securities (whether in cash, assets, shares or other securities of Jupiter), other than with respect to the Jupiter Exchangeable Notes;

(iv) redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other Equity Securities, other than (x) the acceptance of Jupiter Ordinary Shares as payment of the exercise price of options or equity awards and/or the payment of withholding taxes upon exercise or settlement of any such options or awards, in all cases under Jupiter Stock Plans outstanding on the date of this Agreement in accordance with the terms of the applicable Jupiter Stock Plan in effect on the date of this Agreement or granted after the date of this Agreement not in violation of this Agreement and (y) with respect to the Jupiter Exchangeable Notes;

(v) liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization, or adopt any plan or resolution, or take any other action providing for any of the foregoing, in each case, with respect to Jupiter; or

(vi) agree or authorize, in writing or otherwise, to take any of the foregoing actions (but only if such actions would be taken or would be publicly announced or otherwise made publicly known prior to the Closing).

(b) Anything to the contrary set forth in this Agreement notwithstanding, Jupiter shall not, and shall cause its Affiliates not to, directly or indirectly (whether by merger, consolidation, takeover offer, scheme of arrangement or otherwise), acquire, purchase, lease or license or otherwise enter into a transaction with (or agree to acquire, purchase, lease or license or otherwise enter into a transaction with) any business, corporation, partnership, association or other business organization or division or part thereof that has one or more products, whether marketed or in development, that compete, or if commercialized would compete, with one or more Geneva Products, if doing so would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying the conditions set forth in Section 9.01(c) (to the extent related to any Antitrust Law) or the conditions set forth in Section 9.01(e); (ii) materially increase the risk of any Governmental Authority entering an Order prohibiting or enjoining the consummation of the Transaction; or (iii) otherwise prevent or materially delay the consummation of the Transaction. The fact that a merger, acquisition or similar transaction requires approval under the Antitrust Laws shall not in and of itself restrict such transaction under this Section 7.01(b).

Section 7.02 Financing.

(a) Jupiter shall, and shall cause its Subsidiaries to, use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary or proper, to the extent necessary to consummate the transactions contemplated hereby, to obtain the proceeds of the Committed Debt Financing on the terms and conditions described in the Debt Commitment Letter (including the “flex” provisions of any Fee Letter) no later than the Closing Date in an amount sufficient, together with cash and other funds available to the Bidco Group on the Closing Date, to pay the Required Financing Amount at the Closing, including, to the extent necessary to consummate the transactions contemplated hereby, using reasonable best efforts with respect to:

(i) maintaining in effect the Debt Commitment Letter,

(ii) negotiating and entering into definitive agreements with respect to the Committed Debt Financing (the “Definitive Agreements”) consistent with the terms and conditions contained in the Debt Commitment Letter (including, as necessary, the “flex” provisions contained in any Fee Letter) or on other terms that are acceptable to Jupiter in its sole discretion (provided that, in any event any such inconsistent or other terms would not reasonably be expected to delay (taking into account the timing of the Marketing Period) or adversely affect the ability of Bidco and Jupiter to consummate the transactions contemplated hereby or pay the Required Financing Amount at the Closing),

(iii) satisfying on a timely basis (taking into account the timing of the Marketing Period) all conditions under its control in the Debt Commitment Letter and the Definitive Agreements,

(iv) complying with its obligations under the Debt Commitment Letter, and

(v) consummating the Committed Debt Financing at or prior to the Closing Date (including drawing on any interim or bridge financing under the Debt Commitment Letter on the Closing Date to the extent necessary to obtain the Required Financing Amount).

(b) Jupiter shall not, without the prior written consent of Geneva, permit any amendment or modification to, or any waiver of any provision under, or replace the Debt Commitment Letter, any Fee Letter or any Definitive Agreement if such amendment, modification, waiver or replacement (w) adds new (or adversely modifies any existing) conditions to the consummation of the Committed Debt Financing and the funding of the Debt Financing that would reasonably be expected to prevent, impede or delay (taking into account the timing of the Marketing Period) the consummation of the transactions contemplated hereby, (x) reduces the amount of the Committed Debt Financing available to Jupiter on the Closing Date to an amount such that Jupiter (and therefore Bidco) will have funds that are less than the Required Financing Amount at Closing, (y) adversely affects the ability of Jupiter to enforce its rights against other parties to the Debt Commitment Letter or the Definitive Agreements as so amended, modified, waived or replaced, relative to the ability of Jupiter to enforce its rights against such other parties to the Debt Commitment Letter as in effect on the date hereof or in the Definitive Agreements or (z) would reasonably be expected to prevent, impede, delay (taking into account the timing of the Marketing Period) the consummation of the Transaction and the other transactions contemplated by this Agreement (provided that Jupiter shall reasonably promptly deliver to Geneva copies (subject to the Permitted Redactions) in the case of fee letters related to the Committed Debt Financing) of any such amendment, modification or waiver of the Debt Commitment Letter or any Fee Letter) or (B) terminate the Debt Commitment Letter except in connection with the receipt or arrangement of alternative financing to the extent permitted by Section 7.02(c).

(c) Jupiter shall use reasonable best efforts to keep Geneva informed on a reasonably current basis and in reasonable detail of the status of its efforts to arrange the Debt Financing as shall be reasonably requested by Geneva for purposes of monitoring the progress of the financing activities. In the event that Jupiter obtains knowledge that any portion of the Committed Debt Financing has become, or is reasonably expected to become, unavailable, regardless of the reason therefor, Jupiter shall (1) use its reasonable best efforts to obtain as promptly as practicable (and in any event no later than the Closing) (taking into account the timing of the Marketing Period) alternative debt financing in an amount sufficient, when taken together with any cash or other sources of available funds of Jupiter, to enable Bidco to pay the Required Financing Amount on substantially equivalent or more favorable terms from the same or other sources and with terms and conditions (including market flex provisions) that would not reasonably be expected to materially delay or prevent or make materially less likely to occur the funding of the Committed Debt Financing (or satisfaction of the conditions to the Committed Debt Financing) on, or materially delay the occurrence of, the Closing Date, and (2) notify Geneva of such unavailability and the reason therefor reasonably promptly upon Jupiter’s receipt of written notice thereof. If any alternative financing is obtained in accordance with the immediately preceding sentence, Jupiter shall provide Geneva with a true and complete copies of Contracts related to such alternative financing (subject to, in the case of any fee letter, the Permitted Redactions) and Jupiter shall comply with its covenants in this Section 7.02(c) with respect to such new financing commitment (as if such financing commitment were the Debt Commitment Letter). For the purposes of this Agreement, the term “Debt Commitment Letter” shall be deemed to include any commitment letter (or similar agreement) with respect to any alternative financing contemplated hereby (and any Debt Commitment Letter remaining in effect at the time in question) and the term “Committed Debt Financing” shall be deemed to include any alternative financing contemplated thereby. Jupiter shall provide Geneva with written notice reasonably promptly after Jupiter’s receipt of knowledge thereof of (i) any breach or default by any party to the Debt Commitment Letter or the Definitive Agreements or any purported termination or repudiation of the Debt Commitment Letter or the Definitive Agreements, (ii) the receipt of any written notice or other written communication from any Lender or other financing source with respect to any breach, default, termination or repudiation by any party or parties to the Debt Commitment Letter or the Definitive Agreements, or (iii) any condition precedent of the Committed Debt Financing which Jupiter or Bidco reasonably expects will not be satisfied at the Closing.

(d) Notwithstanding anything in this Agreement to the contrary, Bidco and Jupiter each acknowledge and agree that the receipt and availability of any funds or financing is not a condition to the Closing under this Agreement nor is it a condition to the Closing under this Agreement for Jupiter (and, indirectly, Bidco) to obtain all or any portion of the Committed Debt Financing or any other financing.

Section 7.03 Director and Officer Liability.

(a) Bidco and Jupiter agree that, to the fullest extent permitted under Applicable Law, all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, existing as at the date of this Agreement in favor of the current or former directors and officers of Geneva or its Subsidiaries as provided in their respective articles of association or other organizational documents or in any agreement or deed of indemnity shall survive the Transaction and shall continue in full force and effect in accordance with their terms. For a period of six years from the Effective Time, to the fullest extent permitted under Applicable Law, Bidco and Jupiter shall cause Geneva and its Subsidiaries to maintain in effect any and all exculpation, indemnification and advancement of expenses provisions of the articles of association or similar organizational documents of Geneva and its Subsidiaries in effect as at the date of this Agreement or in any indemnification agreements of Geneva or its Subsidiaries with any of their respective current or former directors or officers in effect as at the date of this Agreement, and to the fullest extent permitted under Applicable Law shall not permit Geneva or any of its Subsidiaries to amend, repeal or otherwise modify any such provisions or any such indemnification agreements or the exculpation, indemnification or advancement of expenses provisions of the organizational documents of Geneva or its Subsidiaries in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of Geneva or any of its Subsidiaries; provided, however, that all rights to exculpation, indemnification and advancement of expenses in respect of any Proceeding pending or asserted or any claim made within such period shall continue until the disposition of such Proceeding or resolution of such claim. Following the Closing Jupiter shall cause Geneva to comply with the terms of this Section 7.03(a).

(b) Bidco and Jupiter shall indemnify and hold harmless (and advance funds in respect of each of the foregoing) each current or former director or officer of Geneva or any of its Subsidiaries or each person who has served as a manager, director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of Geneva or any of its Subsidiaries (each, together with such person’s heirs, executors or administrators, an “Indemnified Party”), in each case to the fullest extent permitted under Applicable Law against any costs or expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Applicable Law; provided, however, that the Indemnified Party to whom expenses are advanced provides an undertaking consistent with Applicable Law and the Geneva Organizational Documents, as applicable, to repay such amounts if it is ultimately determined that such person is not entitled to indemnification), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened Proceeding, arising out of, relating to or in connection with any action or omission by them in their capacities as such occurring or alleged to have occurred at or before the Effective Time (including acts or omissions in connection with (x) such Indemnified Party serving as an officer, director, employee or other fiduciary of any entity if such service was at the request or for the benefit of Geneva or (y) any of the transactions contemplated by this Agreement).

(c) For a period of six years from the Effective Time, Bidco shall cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the date hereof by Geneva and its Subsidiaries with respect to matters existing or arising at or before the Effective Time (provided that Bidco may substitute these for policies with a carrier with reasonably comparable credit ratings to the existing carrier of at least the same coverage and amounts and containing terms and conditions that it reasonably considers are no less favorable to the insureds); provided, however, that Bidco shall not be required to pay annual premiums in excess of 300% of the last annual premium paid by Geneva prior to the date hereof in respect of the coverages (the “Maximum Amount”) required to be obtained pursuant hereto, but in such case where the quoted premium exceeds the Maximum Amount, it shall purchase as much coverage as reasonably practicable for the Maximum Amount. If Geneva or Bidco elects, then Geneva or Bidco, as applicable, may, prior to the Effective Time, purchase a six-year prepaid “tail policy” providing insurance coverage, benefits and terms no less favorable to the Indemnified Parties than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time; provided that in no event shall the cost of such policy exceed the Maximum Amount (it being understood and agreed that Geneva or Bidco, as applicable, shall, where the quoted premium for the “tail policy” exceeds the Maximum Amount, purchase as much coverage as reasonably practicable for the Maximum Amount) and, if such a “tail policy” is purchased, there shall be no further obligations under this Section 7.03(c).

(d) In the event that after the Effective Time (i) Jupiter, Bidco, Geneva or any of their respective successors or assigns (A) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or substantially all of its properties and assets to any Person, or (ii) Jupiter, Bidco or any of their respective successors or assigns dissolves Geneva, then, and in each such case, proper provision shall be made so that the successors and assigns of Jupiter, Bidco or Geneva, as applicable, shall assume all of the obligations thereof set forth in this Section 7.03.

(e) The obligations of Jupiter and Bidco under this Section 7.03 shall not be terminated, amended or modified in any manner so as to adversely affect any Indemnified Party (including their successors, heirs and legal representatives) to whom this Section 7.03 applies without the consent of such Indemnified Party. It is expressly agreed that, notwithstanding any other provision of this Agreement that may be to the contrary, (i) the Indemnified Parties to whom this Section 7.03 applies shall be third-party beneficiaries of this Section 7.03, and (ii) this Section 7.03 shall survive consummation of the Transaction and shall be enforceable by such Indemnified Parties and their respective successors, heirs and legal representatives against Jupiter and its successors and assigns.

Section 7.04 Bidco Compliance. Jupiter undertakes to Geneva that it shall procure that Bidco complies with its obligations under this Agreement.

ARTICLE VIII

COVENANTS OF GENEVA AND JUPITER

Section 8.01 Notices of Certain Events. Geneva shall give prompt notice to Jupiter, and Jupiter shall give prompt notice to Geneva, (i) of any notice or other communication received by such Party from any Governmental Authority or from any other Person alleging that the consent of such Person is or may be required in connection with the Transaction, the Scheme of Arrangement or the other transactions contemplated by this Agreement, if the failure of such Party to obtain such consent could be material to Geneva or Jupiter (including to Jupiter following the Closing) or (ii) of any legal Proceeding commenced or, to any Party’s knowledge, threatened against, such Party or any of its Subsidiaries in connection with the Transaction, the Scheme of Arrangement or the other transactions contemplated by this Agreement; provided, however, that the delivery of any notice pursuant to this Section 8.01 shall not cure any breach of any representation or warranty requiring disclosure of such matter in the Geneva Disclosure Schedule or Jupiter Disclosure Schedule, as applicable, or otherwise limit or affect the remedies available hereunder to any Party. The failure to deliver any such notice shall not affect any of the conditions set forth in Article IX or give rise to any right to terminate under Article X.

Section 8.02 Filings, Consents and Approvals.

(a) Subject to the terms and conditions of this Agreement, each of Geneva and Jupiter shall (and each shall cause its Subsidiaries to) use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Transaction and other transactions contemplated hereby as promptly as reasonably practicable, including (i) (A) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all Filings as are necessary, proper or advisable to consummate the Transaction and the other transactions contemplated hereby, (B) using reasonable best efforts to obtain, as promptly as practicable, and thereafter maintain, all Consents from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transaction or other transactions contemplated hereby, and to comply with the terms and conditions of each such Consent (including by supplying as promptly as reasonably practicable any additional information or documentary material that may be requested pursuant to the HSR Act or other applicable Antitrust Laws), and (C) cooperating with the other parties hereto in their efforts to comply with their obligations under this Agreement, including in seeking to obtain as promptly as practicable any Consents necessary, proper or advisable to consummate the Transaction or the other transactions contemplated hereby and (ii) using reasonable best efforts to (A) defend any lawsuit or other legal Proceeding, whether judicial or administrative, brought by any Governmental Authority or Third Party challenging this Agreement or seeking to enjoin, restrain, prevent, prohibit or make illegal consummation of the Transaction or any of the other transactions contemplated hereby and (B) contest any Order that enjoins, restrains, prevents, prohibits or makes illegal consummation of the Transaction or any of the other transactions contemplated hereby. This Section 8.02 shall not apply with respect to Filings with or the Consents of the Court to implement the Scheme of Arrangement, which are dealt with in Article III.

(b) Jupiter shall have the right to (i) direct, devise and implement the strategy for obtaining any necessary Consent of, for responding to any request from, inquiry or investigation by (including directing the timing, nature and substance of all such responses), and lead all meetings and communications (including any negotiations) with, any Governmental Authority that has authority to enforce any Antitrust Law and (ii) control the defense and settlement of any Proceeding brought by or before any Governmental Authority that has authority to enforce any Antitrust Law. Jupiter shall consult with Geneva in a reasonable manner and consider in good faith the views and comments of Geneva in connection with the foregoing.

(c) In furtherance and not in limitation of the foregoing, each of Geneva and Jupiter shall, and each shall cause its Subsidiaries to, (x) make an appropriate filing of a notification and report form pursuant to the HSR Act with respect to the Transaction as promptly as practicable, and in any event within fifteen (15) Business Days after the execution of this Agreement and (y) as promptly as practicable following the date of this

Agreement, make all other Filings with all Governmental Authorities that are necessary, proper or advisable under this Agreement or Applicable Law to consummate and make effective the Transaction and the other transactions contemplated hereby. In the event that Geneva or Jupiter receives a request for information or documentary material pursuant to the HSR Act or any other Antitrust Law (a “Second Request”), each shall, and shall cause its respective Subsidiaries to, use reasonable best efforts (and shall cooperate with each other) to submit an appropriate response to such Second Request as promptly as reasonably practicable, and to make available their respective Representatives to, on reasonable request, any Governmental Authority in connection with (i) the preparation of any Filing made by or on their behalf to any Governmental Authority in connection with the Transaction or any of the other transactions contemplated hereby or (ii) any Governmental Authority investigation, review or approval process. Neither Party, nor any of its Subsidiaries, shall extend any waiting period under the HSR Act (by pull and refile or otherwise) or enter into any agreement with the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice or any other Governmental Authority not to consummate the transactions contemplated by this Agreement without the prior written consent of the other party.

(d) Subject to Applicable Laws relating to the sharing of information and the terms and conditions of the Confidentiality Agreement, each of Geneva and Jupiter shall, and each shall cause its Subsidiaries to, cooperate and consult with each other in connection with the making of all Filings pursuant to this Section 8.02, and shall keep each other apprised on a current basis of the status of matters relating to the completion of the Transaction and the other transactions contemplated hereby, including: (i) (A) as far in advance as practicable, notifying the other party of, and providing the other party with an opportunity to consult with respect to, any Filing or communication or inquiry it or any of its Affiliates intends to make with any Governmental Authority other than a Taxing Authority (or any communication or inquiry it or any of its Affiliates intends to make with any Third Party in connection therewith) relating to the matters that are the subject of this Agreement, (B) providing the other party and its counsel, prior to submitting any such Filing or making any such communication or inquiry, a reasonable opportunity to review, and considering in good faith the comments of the other party and such other party’s Representatives in connection with any such Filing, communication or inquiry, and (C) promptly following the submission of such Filing or making of such communication or inquiry, providing the other party with a copy of any such Filing, communication or inquiry, if in written form, or, if in oral form, a summary of such communication or inquiry; (ii) as promptly as practicable following receipt, furnishing the other party with a copy of any Filing or written communication or inquiry, or, if in oral form, a summary of any such communication or inquiry, it or any of its Affiliates receives from any Governmental Authority other than a Taxing Authority (or any communication or inquiry it receives from any Third Party in connection therewith) relating to matters that are the subject of this Agreement; and (iii) coordinating and reasonably cooperating with the other party in exchanging such information and providing such other assistance as the other party may reasonably request in connection with this Section 8.02. Geneva, Jupiter or their respective Representatives shall notify and consult with the other party in advance of any meeting or conference (including by telephone or videoconference) with any Governmental Authority other than a Taxing Authority, or any member of the staff of any such Governmental Authority, in respect of any Filing, Proceeding (including the settlement of any Proceeding) or other inquiry regarding the Transaction or any of the other transactions contemplated hereby and, to the extent permitted by such Governmental Authority, enable the other party to participate. Jupiter and Geneva may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Agreement as “outside counsel only”. Such materials and the information contained therein shall be given only to the outside legal counsel and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Jupiter or Geneva, as the case may be) or its legal counsel; provided, however, that materials provided pursuant to this Agreement may be redacted (i) to remove references concerning the valuation of or future plans for Jupiter or Geneva, as applicable, or the Transaction, (ii) as necessary to comply with contractual obligations or Applicable Law and (iii) as necessary to address reasonable privilege concerns.

(e) In furtherance of the foregoing, Jupiter and Bidco shall, and shall cause their Subsidiaries, to take any and all actions necessary, proper or advisable to cause the expiration or termination of any waiting periods under the HSR Act or any Foreign Antitrust Law applicable to the Transaction or the other transactions contemplated by this Agreement, and the receipt of all Consents under applicable Foreign Antitrust Laws in respect of the Transaction and the other transactions contemplated by this Agreement, and to eliminate each and every impediment under any Antitrust Law that is asserted by any Governmental Authority and permit and cause the satisfaction of the conditions set forth in Section 9.01(c) (to the extent related to any Antitrust Law) or Section 9.01(e) as promptly as reasonably practicable and in any event prior to the End Date, including proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, (i) the sale, license, assignment, transfer, divestiture, holding separate or other disposition of any assets, business or portion of business of Geneva, Jupiter or any Subsidiary thereof (other than the Specified Geneva Product) or (ii) any conduct of business restrictions, including the imposition of any restriction, requirement or limitation on the operation of the business or portion of the business of Geneva, Jupiter or any Subsidiary thereof (other than the Specified Geneva Product); provided, however, that notwithstanding anything to the contrary in this Agreement, neither Jupiter nor Bidco nor any of their respective Affiliates shall be required to, and Geneva shall not, and shall cause its Subsidiaries not to, without the prior written consent of Jupiter, become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement or order, whether of the type referred to in clause (i) or (ii) above or otherwise (A) relating to Jupiter or any of its Subsidiaries or any of their respective assets or businesses that would, individually or in the aggregate, have a material adverse effect on Jupiter and its Subsidiaries (without giving effect to the Transaction), taken as a whole, (B) relating to Geneva or any of its Subsidiaries or any of their respective assets or businesses that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Geneva and its Subsidiaries, taken as a whole, or (C) relating to the Specified Geneva Product; provided, further, that, if requested by Jupiter, Geneva or its Subsidiaries will become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order; provided, further, that in no event will Jupiter, Geneva or any of their respective Subsidiaries be required to effect any such requirement, condition, limitation, understanding, agreement or order that is not conditioned upon the Closing occurring.

Section 8.03 Employee Matters.

(a) From the Closing Date through December 31, 2022 (the “Benefits Continuation Period”), Jupiter shall cause Geneva to provide, to each individual who is employed by Geneva and its Subsidiaries immediately prior to the Effective Time, while such individual continues to be employed by Geneva, Jupiter or any of Jupiter’s Subsidiaries (including Subsidiaries of Geneva) during the Benefits Continuation Period (collectively, the “Affected Employees”) (i) an annual base salary or wage rate that is not less than the annual base salary or wage rate provided to such Affected Employee immediately prior to the Effective Time, (ii) for any Affected Employee who prior to the Effective Time participated in a 2021 Geneva Bonus Plan, an annual target cash bonus opportunity that is no less favorable than was provided to such Affected Employee immediately prior to the Effective Time (with such opportunity to be granted pursuant to the applicable Jupiter Employee Plan that is an annual bonus plan), (iii) to the extent an Affected Employee is eligible for a long-term incentive award under Jupiter’s long-term incentive program (such eligibility determination to be the same as that applied to similarly situated employees of Jupiter and its Affiliates), a target grant date value long-term incentive opportunity that is no less favorable than was provided to such Affected Employee immediately prior to the Effective Time (such target grant date value, the “Geneva LTIP Value”), provided that with respect to any Affected Employee who is not so eligible, Jupiter shall provide, or cause Geneva to provide, each such Affected Employee an equity or cash-based award or cash compensation adjustment equal to the Geneva LTIP Value applicable to such employee, and (iv) other compensation and employee benefits (excluding severance benefits, which are addressed in the following sentence) that are no less favorable in the aggregate to such compensation and employee benefits (including retirement, employee health, AD&D and life insurance benefits) that are at such time(s) provided to similarly situated employees of Jupiter or its Affiliates (provided that such benefits in the United Kingdom shall include participation in a private medical insurance scheme comparable to that provided by Geneva prior to the Effective Time), which obligation may be satisfied with respect to any particular compensation or benefit through the maintenance of the Geneva Employee Plan that provides such compensation or benefits (e.g., commission plans). In addition, during the twenty-four months following the Effective Time Jupiter shall or shall cause any of Jupiter’s Subsidiaries to honor the terms of those Geneva Employee Plans that are identified in Section 8.03(a) of the Geneva Disclosure Schedule (any such plan, a “Geneva Severance Plan”) (and to the extent any such Geneva Employee Plan is established after the date of this Agreement, then solely to the extent such Geneva Employee Plan is not in contravention of Section 6.02(b)(vi) of this Agreement) to the extent any Affected Employee experiences a termination of employment under circumstances that would give such employee the right to receive severance benefits under the applicable Geneva Severance Plan (a “Qualifying Termination”), subject to further agreement with respect to certain Geneva employees as set forth in Section 8.03(a) of the Geneva Disclosure Schedule. Jupiter and Geneva hereby acknowledge and agree that the consummation of the Transactions shall constitute a “change in control”, “change of control”, “takeover” or term of similar import for purposes of any Geneva Employee Plan that contains such a term.

(b) In the event the Effective Time occurs before the date annual bonuses for the 2021 fiscal year are paid under any Geneva Employee Plan that is an annual cash incentive compensation plan identified in Section 4.17(a) of the Geneva Disclosure Schedule (each, a “2021 Geneva Bonus Plan”), Jupiter shall, or shall cause Geneva to, (i) pay annual bonuses for 2021 fiscal year to each Affected Employee who participated in such 2021 Geneva Bonus Plan immediately prior to the Effective Time in an amount equal to the sum of (A) a prorated portion of the Affected Employee’s target bonus as established under the 2021 Geneva Bonus Plan for the 2021 fiscal year, with any such proration based on the number of days that elapsed during the 2021 calendar year through the Closing Date, plus (B) a prorated portion of the amount of annual bonus that would have been due for the full 2021 fiscal year based on actual results for such fiscal year, as determined in compliance with Section 8.03(a)(ii) and pursuant to the applicable Jupiter Employee Plan that is an annual bonus plan (each, a “2021 Jupiter Bonus Plan”) in which such Affected Employee participated after the Effective Time, with any such proration based on the number of days that elapsed during the 2021 calendar year from and including the Closing Date through and including December 31, 2021, which bonuses shall be paid at the same time as any other annual bonuses are paid to the other participants in the applicable 2021 Jupiter Bonus Plan. Notwithstanding the foregoing, any employee of Geneva or its Subsidiaries who experiences a Qualifying Termination shall be entitled to receive an annual bonus for the 2021 fiscal year equal to the Affected Employee’s target annual bonus amount under the 2021 Geneva Bonus Plan, but prorated based on the number of days that elapsed during the 2021 calendar year through the date of such Qualifying Termination divided by 365 and subject to execution and delivery of an effective release of claims, to be paid within thirty days following the date of the Qualifying Termination (or, if later, within 10 Business Days after the effective date of the release of claims).

(c) With respect to any employee benefit plan in which any Affected Employee first becomes eligible to participate on or after the Effective Time (the “New Geneva Plans”), Jupiter shall: (i) waive all pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to such Affected Employee under any New Geneva Plan that is a health or welfare plan in which such Affected Employee may be eligible to participate after the Effective Time to the extent satisfied or waived under a comparable Geneva Employee Plan, (ii) recognize service of Affected Employees (to the extent credited by Geneva or its Subsidiaries in any comparable Geneva Employee Plan) accrued prior to the Effective Time for all purposes under (but not for the purposes of benefit accrual under any defined benefit pension plan) any New Geneva Plan in which such Affected Employees may be eligible to participate after the Effective Time, provided, however, that in no event shall any credit be given to the extent it would result in the duplication of benefits for the same period of service, and (iii) if applicable, cause to be credited, in any New Geneva Plan that is a health or welfare plan in which Affected Employees participate, any deductibles or out-of-pocket expenses incurred by such Affected Employee and such Affected Employee’s beneficiaries and dependents during the portion of the calendar year in which such Affected Employee first becomes eligible for the New Geneva Plan that occurs prior to such Affected Employee’s commencement of participation in such New Geneva Plan with the objective that there be no double counting during the first year of eligibility of such deductibles or out-of-pocket expenses. For the avoidance of doubt, upon any transition to New Geneva Plans or Jupiter Employee Plans that provide for severance benefits that are based on service credit, Affected Employees shall be credited with service accrued prior to the Effective Time for all relevant purposes under such plan(s).

(d) Nothing contained in this Section 8.03 or elsewhere in this Agreement, express or implied (i) shall cause either Jupiter or any of its Affiliates to be obligated to continue to employ any Person, including any Affected Employees, for any period of time following the Effective Time, (ii) shall prevent Jupiter or its Affiliates from revising, amending or terminating any Geneva Employee Plan, Jupiter Employee Plan or any other employee benefit plan, program or policy in effect from time to time, (iii) shall be construed as an amendment of any Geneva Employee Plan, Jupiter Employee Plan or any other employee benefit plan, program or policy in effect from time to time, or (iv) shall create any third-party beneficiary rights in any director, officer, employee or individual Person, including any present or former employee, officer, director or individual independent contractor of Geneva or any of its Subsidiaries (including any beneficiary or dependent of such individual).

Section 8.04 Public Announcements. The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release to be in the form agreed on by Geneva and Jupiter prior to the execution of this Agreement. Following such initial press release, Jupiter and Geneva shall consult with each other before issuing any additional press release, making any other public statement or scheduling any press conference, conference call or meeting with investors or analysts with respect to this Agreement or the transactions contemplated hereby and, except as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, make any such other public statement or schedule any such press conference, conference call or meeting before such consultation (and, to the extent applicable, shall provide copies of any such press release, statement or agreement to the other Party and shall consider in good faith the comments of the other Party); provided, that the restrictions set forth in this Section 8.04 shall not apply to any release or public statement (a) in connection with an Acquisition Proposal or a Geneva Adverse Recommendation Change and matters related thereto, (b) in connection with any dispute between the Parties regarding this Agreement, the Transaction or the other transactions contemplated hereby or (c) to the extent the information contained therein substantially reiterates (or is consistent with) previous releases, public disclosures or public statements made by Geneva and/or Jupiter in compliance with this Section 8.04.

Section 8.05 Stock Exchange Delisting; Valuation; Stock Exchange Listing.

(a) Each of Geneva and Jupiter agrees to cooperate with the other Party in taking, or causing to be taken, all actions necessary to delist each Geneva ADS from the Nasdaq and terminate its registration under the 1934 Act; provided, that such delisting and termination shall not be effective until the Effective Time.

(b) Bidco and Jupiter shall each take all necessary actions to obtain the Valuation in accordance with Section 1028 of the Irish Companies Act 2014 (as amended), to the extent the Valuation is required by Applicable Law in connection with the Transaction and the other transactions contemplated hereby (including the Debt Financing).

(c) Jupiter shall take all necessary action to cause the Jupiter Ordinary Shares comprising the Share Deliverable to be listed on Nasdaq prior to the Effective Time.

Section 8.06 Switching. Neither Bidco nor Jupiter may elect to implement the acquisition of the entire issued share capital of Geneva as contemplated by this Agreement by means of a takeover offer within the meaning of Section 974 of the Companies Act at any time without Geneva’s prior written consent.

Section 8.07 Tax Matters. Geneva and Bidco shall (and shall, in the case of Geneva, procure that each of its Subsidiaries and its and their Representatives shall and, in the case of Bidco, procure that any other member of the Bidco Group and its and their respective Representatives shall) provide such assistance and information as such other Party may reasonably request in connection with any matters relating to Tax in respect of the transactions contemplated by this Agreement, including in respect of any Tax clearances or Consents that any such Party may consider necessary or desirable in connection with the transactions contemplated by this Agreement (including in connection with any UK stamp duty or stamp duty reserve tax). Geneva shall, as soon as reasonably practicable after the date hereof, apply for confirmation from Her Majesty’s Revenue & Customs that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve tax. For the avoidance of doubt, failure to obtain such confirmation shall not constitute a breach of Geneva’s obligations under this Agreement.

ARTICLE IX

CONDITIONS TO THE TRANSACTION

Section 9.01 Conditions to the Obligations of Each Party. The obligations of Geneva, Bidco and Jupiter to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver) of the following conditions:

(a) the Geneva Shareholder Approvals shall have been obtained;

(b) the Scheme of Arrangement shall have been sanctioned by the Court;

(c) (i) no Order shall have been issued by any court or other Governmental Authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the consummation of the Transaction and (ii) no Applicable Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that remains in effect and prohibits or makes illegal consummation of the Transaction;

(d) the Exchange Shares shall have been approved for listing on Nasdaq; and

(e) any applicable waiting period under the HSR Act shall have expired or been terminated and any applicable waiting period or other Consent under the Foreign Antitrust Laws of the jurisdictions set forth on Section 9.01(e) of the Geneva Disclosure Schedule relating to the Transaction shall have expired, been terminated or been obtained, as applicable.

Section 9.02 Conditions to the Obligations of Bidco and Jupiter. The obligations of Bidco and Jupiter to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by Bidco and Jupiter) of the following further conditions:

(a) Geneva shall have performed, in all material respects, all of its obligations hereunder required to be performed by it at or prior to the Closing;

(b) (i) the representations and warranties of Geneva contained in Section 4.01 (other than the third, fourth and sixth sentences therein), Section 4.02, Section 4.05(c) (other than the last sentence therein), Section 4.06(b), Section 4.25, Section 4.26 and Section 4.27 (A) in the case of any such representations and warranties that are qualified by materiality or Material Adverse Effect in the text thereof, shall be true and correct in all respects, and (B) in the case of any such representations and warranties that are not so qualified, shall be true and correct in all material respects, in the case of each of clauses (A) and (B), at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (ii) the representations and warranties of Geneva contained in Section 4.05(a) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except for any de minimis inaccuracies, (iii) the representations and warranties of Geneva contained in Section 4.09(a)(ii) shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing; and (iv) the other representations and warranties of Geneva contained in Article IV (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and

(c) Bidco shall have received a certificate from an executive officer of Geneva confirming the satisfaction of the conditions set forth in Section 9.02(a) and Section 9.02(b).

Section 9.03 Conditions to the Obligations of Geneva. The obligation of Geneva to consummate the Transaction is subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by Geneva) of the following further conditions:

(a) Bidco and Jupiter shall each have performed, in all material respects, all of their respective obligations hereunder required to be performed by Jupiter and Bidco at or prior to the Closing;

(b) (i) the representations and warranties of Bidco and Jupiter (as applicable) contained in Section 5.01 (other than the fourth and fifth sentences therein), Section 5.02, Section 5.05(b), Section 5.12 (A) in the case of any such representations and warranties that are qualified by materiality or Jupiter Material Adverse Effect in the text thereof, shall be true and correct in all respects, and (B) in the case of any such representations and warranties that are not so qualified, shall be true and correct in all material respects, in the case of each of clauses (A) and (B), at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date, (ii) the representations and warranties of Jupiter and Bidco contained in Section 5.08 shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing; (iii) the representations and warranties of Jupiter and Bidco contained in Section 5.05(a) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or if such representations and warranties are given as of another specific date, at and as of such date), except for any de minimis inaccuracies and (iv) the other representations and warranties of Jupiter contained in Article V (disregarding all qualifications and exceptions contained therein relating to materiality or Jupiter Material Adverse Effect) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Jupiter Material Adverse Effect; and

(c) Geneva shall have received a certificate from an executive officer of Jupiter confirming, on behalf of both Jupiter and Bidco, the satisfaction of the conditions set forth in Section 9.03(a) and Section 9.03(b).

ARTICLE X

TERMINATION

Section 10.01 Termination. This Agreement may be terminated and the Transaction and the other transactions contemplated hereby may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Geneva Shareholder Approvals):

(a) by mutual written agreement of Geneva and Bidco;

(b) by either Geneva or Bidco if:

(i) the Transaction has not been consummated on or before 11:59 p.m. Eastern time on August 3, 2021 (as such date may be extended pursuant to the following provisos, the “End Date”); provided, that (A) if on such date any of the conditions set forth in Section 9.01(e) or Section 9.01(c) (if the Order or Applicable Law relates to Antitrust Laws) (collectively, the “Antitrust Conditions”) shall not have been satisfied, but all other conditions set forth in Article IX have been satisfied or (to the extent permitted by Applicable Law) waived (other than (1) those conditions that by their nature are to be satisfied at the Closing, but subject to those conditions being able to be satisfied or having been waived and (2) the condition set forth in Section 9.01(b)), then the End Date shall be automatically extended to November 3, 2021, and (B) if on November 3, 2021 any of the Antitrust Conditions shall not have been satisfied, but all other conditions set forth in Article IX have been satisfied or (to the extent permitted by Applicable Law) waived (other than (1) those conditions that by their nature are to be satisfied at the Closing, but subject to those conditions being able to be satisfied or having been waived and (2) the condition set forth in Section 9.01(b)), then the End Date shall be automatically further extended to February 3, 2022; provided, further, that (x) if the Marketing Period has commenced and is in effect on a date that would otherwise be the End Date, the End Date shall be automatically extended to the date that is 10 Business Days after the then scheduled expiration of the Marketing Period (without regard to any potential early termination thereof) (provided, that if the dates of such Marketing Period are such that it would be scheduled to expire on a date that would require such Marketing Period to be re-commenced pursuant to clause (iii) or (v) of the last sentence of the definition of “Marketing Period”, then the End Date shall be automatically extended to the date that is 10 Business Days after the expiration of such re-commenced Marketing Period, assuming such Marketing Period is re-commenced on the first available date specified in the applicable clause (iii) or (v) of such sentence), (y) if the condition set forth in Section 9.01(b) is satisfied less than four Business Days before a date that would otherwise be the End Date, the End Date shall be automatically extended to the date that is four Business Days following such scheduled End Date and (z) the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any Party whose breach of any provision of this Agreement has been the proximate cause of the failure of the Transaction to be consummated by the End Date;

(ii) a court or other Governmental Authority of competent jurisdiction shall have issued an Order that permanently enjoins, prevents or prohibits the consummation of the Transaction and such Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose breach of any provision of this Agreement has been the proximate cause of such Order;

(iii) if the Scheme Meeting or the Geneva GM (including, in each case, any postponements or adjournments thereof) shall have been completed and any Geneva Shareholder Approval voted on at such meeting shall not have been obtained;

(iv) if the Court declines or refuses to sanction the Scheme of Arrangement; provided that if an appeal has been submitted by either Bidco or Geneva in respect of any such decline or refusal, the right to terminate the Agreement pursuant to this Section 10.01(b)(iv) may not be exercised until such appeal has been denied in a final determination; or

(c) by Bidco:

(i) if (A) a Geneva Adverse Recommendation Change shall have occurred, (B) following the commencement of a takeover, tender or exchange offer relating to the Geneva Ordinary Shares or Geneva ADSs by a Third Party, the Geneva Board states that it recommends such takeover, tender or exchange offer or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the 1934 Act) with respect to such takeover, tender or exchange offer, or fails to publicly affirm the Geneva Board Recommendation and recommend that the holders of Geneva Ordinary Shares and Geneva ADSs reject such takeover, tender or exchange offer within

10 Business Days after the commencement of such takeover, tender offer or exchange offer pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five Business Days prior to the Scheme Meeting or the Geneva GM) or (C) a Willful Breach by Geneva of Section 6.02 or Article III (in the case of Article III, solely to the extent such Willful Breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) shall have occurred;

(ii) if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Geneva set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by Geneva within the earlier of (x) 30 days following written notice to Geneva from Bidco of such breach or failure to perform and (y) the End Date; provided, that this Agreement may not be terminated pursuant to this Section 10.01(c)(ii) if Bidco or Jupiter is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by Bidco or Jupiter would cause any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied; or

(d) by Geneva:

(i) if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Bidco or Jupiter set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by Bidco or Jupiter (as applicable) within the earlier of (x) 30 days following written notice to Bidco or Jupiter (as applicable) from Geneva of such breach or failure to perform and (y) the End Date; provided, that this Agreement may not be terminated pursuant to this Section 10.01(d)(i) if Geneva is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by Geneva would cause any condition set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied; or

(ii) prior to the Geneva Approval Time, if (A) the Geneva Board shall have authorized the termination of this Agreement in accordance with the terms set forth in Section 6.02 in order to enter into a definitive agreement providing for a Superior Proposal and (B) substantially concurrently with such termination, Geneva enters into such definitive agreement; provided, that, at or prior to, and as a condition to the effectiveness of, such termination, Geneva pays Bidco (or its designee that is a Person formed under the laws of Ireland) the Termination Fee pursuant to Section 10.03(a).

The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other Parties, which notice shall specify the relevant section and subsection of this Agreement pursuant to which such termination is made.

Section 10.02 Effect of Termination. If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any of its Affiliates or its or their respective shareholders, as applicable, or Representatives) to the other Parties hereto, except as provided in Section 10.03; provided, that, subject to Section 10.03(c), neither Bidco, nor Jupiter nor Geneva shall be released from any liabilities or damages arising out of any fraud with respect to the representations and warranties set forth in this Agreement or Willful Breach. The provisions of Section 6.06(c), this Section 10.02, Section 10.03, Article XI (other than Section 11.12, except to the extent that Section 11.12 relates to the specific performance of the provisions of this Agreement that survive termination) and Annex A (to the extent related to the foregoing) shall survive any termination of this Agreement pursuant to Section 10.01. In addition, the termination of this Agreement shall not affect the respective obligations of Geneva and Jupiter under the Confidentiality Agreement.

Section 10.03 Termination Payment.

(a)

(i) If this Agreement is terminated pursuant to (x) Section 10.01(b)(iv) (if Geneva shall have communicated to the Court at the hearing to sanction the Scheme of Arrangement that the Geneva Board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or that the Geneva Board favors or approves of any Acquisition Proposal, or shall have made any other statement or communication to the Court to the effect of any of the foregoing), (y) Section 10.01(c)(i) or (z) Section 10.01(d)(ii) (or is terminated pursuant to another provision at a time that it is terminable pursuant to any such provision in the foregoing clauses (x)-(z)), or

(ii) this Agreement is terminated by Bidco or Geneva pursuant to Section 10.01(b)(iii); provided, in the case of this clause (ii), that (A) an Acquisition Proposal shall have been publicly announced or made publicly known after the date of this Agreement and shall not have been publicly withdrawn without qualification at least four Business Days prior to the Geneva GM and the Scheme Meeting and (B) within 12 months of the date this Agreement is so terminated, (x) Geneva enters into a definitive agreement providing for an Acquisition Proposal, or (y) an Acquisition Proposal is consummated; provided, that for purposes of this Section 10.03(a)(ii), all references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”, then, in either the case of clause (i) or clause (ii) of this Section 10.03(a), Geneva shall pay to Bidco (or its designee that is a Person formed under the laws of Ireland), in cash, a payment in an amount equal to $71.5 million (the “Termination Fee”) (x) in the case of Section 10.03(a)(i), at or prior to, and as a condition to the effectiveness of, the termination of this Agreement in the case of a termination by Geneva or as promptly as practicable (and, in any event, within two Business Days following such termination) in the case of a termination by Bidco and (y) in the case of Section 10.03(a)(ii), at or prior to the first to occur of (1) the entry into a definitive agreement providing for an Acquisition Proposal referred to therein and (y) the consummation of an Acquisition Proposal referred to therein.

(b) Any payment of the Termination Fee shall be made by wire transfer of immediately available funds (in U.S. dollars) to an account designated in writing by Bidco.

(c) The parties agree and understand that in no event shall Geneva be required to pay the Termination Fee on more than one occasion. The parties acknowledge that the agreements contained in this Section 10.03 are an integral part of the transactions contemplated hereby, that, without these agreements, the parties would not enter into this Agreement and that any amounts payable pursuant to this Section 10.03 do not constitute a penalty and that Geneva will not be entitled to argue that the Termination Fee is unenforceable or should be reduced in any manner. Accordingly, if Geneva fails to promptly pay any Termination Fee due pursuant to this Section 10.03, Geneva shall also pay any reasonable and documented out-of-pocket costs and expenses (together with any irrecoverable VAT incurred thereon, and including reasonable and documented legal fees and expenses) incurred by Bidco in connection with a legal action to enforce this Agreement that results in a judgment for such amount against Geneva. Any Termination Fee not paid when due pursuant to this Section 10.03 shall bear interest from the date such amount is due until the date paid at a rate equal to the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment. Other than in the case of fraud with respect to the representations and warranties set forth in this Agreement or Willful Breach, the amounts payable by Geneva pursuant to Section 10.03(a), together with any amounts payable pursuant to this Section 10.03(c), shall be the sole and exclusive monetary remedy of Bidco, Jupiter and their Affiliates and Representatives, in the event of a termination of this Agreement in connection with which the Termination Fee is payable by Geneva pursuant to Section 10.03(a) and the Termination Fee and any such additional amounts payable pursuant to this Section 10.03(c) are actually paid to Bidco, for any and all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform by Geneva of its covenants and agreements hereunder.

(d) The Parties intend that any payment of any Termination Fee, being compensatory in nature, shall not be treated (in whole or in part) as consideration for a supply for the purposes of VAT and, accordingly, (i) the Parties shall, and shall procure that the representative member of any VAT group of which it is a member shall, use reasonable best efforts to secure that the Termination Fee will not be subject to any VAT and (ii) Geneva shall pay the full amount of any Termination Fee free and clear of any deduction or adjustment pursuant to the following Section 10.03(e).

(e) If a Taxing Authority (or, following an appeal to a court or tribunal, such court or tribunal) finally determines that any payment of the Termination Fee constitutes all or part of the consideration for a supply made for VAT purposes in respect of which either (A) the recipient of the sum (or the representative member of the VAT group of which the recipient of the sum is a member) is liable to account for VAT or (B) Geneva (or the representative member of the VAT group of which it is a member) is liable to account for VAT under the reverse charge mechanism, then:

(i) in the case of Section 10.03(e)(A), to the extent that such VAT is recoverable by Geneva (or the representative member of the VAT group of which it is a member) by way of repayment or credit as input tax, the amount of the sum shall be increased to such amount so that the amount of the sum (including any amount in respect of VAT), less the amount of such repayment or credit in respect of input tax, equals the amount of the sum had no such VAT arisen; and

(ii) in the case of Section 10.03(e)(B), to the extent that any VAT chargeable on the supply is not recoverable by Geneva (or the representative member of the VAT group of which it is a member) by way of repayment or credit as input tax, the amount of the sum shall be reduced to such amount so that the aggregate of the sum (as so reduced) and such irrecoverable reverse charge VAT equals the amount of the sum had no such irrecoverable reverse charge VAT arisen.

(f) Any adjusting payment as may be required between the parties to give effect to Section 10.03(e) shall be made five Business Days after the date on which the determination by the Taxing Authority (or court or tribunal, as the case may be) has been communicated to the Party required to make the adjusting payment pursuant to Section 10.03(e) (together with such evidence of it as it is reasonable in the circumstances to provide and, where Section 10.03(e)(A) applies, together with the provision of a valid VAT invoice) or, if later, five Business Days (y) in the case of Section 10.03(e)(A) after the date on which the VAT is recovered or (z) in the case of Section 10.03(e)(B) before the date on which the irrecoverable VAT is required to be accounted for (taking into account any applicable extensions of time), provided that in the case of Section 10.03(e)(B) the party making the adjusting payment has been given not less than fifteen Business Days prior written notice of such date. The Party liable to account for any VAT shall (or shall procure that the representative member of the VAT group of which such party is a member shall) use its reasonable best efforts to obtain any available repayment or credit in respect of VAT (as referred to in this Section 10.03(f)) and for the purposes of this Section 10.03(f) the extent of such repayment or credit shall be determined by such party, acting reasonably.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing sent via email and shall be given,

If to Geneva, to:

GW Pharmaceuticals plc

Sovereign House

Vision Park Chivers Way

Histon Cambridge, CB24 9BZ United Kingdom

Attention:	Douglas B. Snyder
Email:	DSnyder@greenwichbiosciences.com

with a copy to (which shall not constitute notice):

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

Attention:	George F. Schoen
Damien R. Zoubek
Jenny Hochenberg
Email:	gschoen@cravath.com
dzoubek@cravath.com
jhochenberg@cravath.com

and

Slaughter and May

One Bunhill Row

London, United Kingdom EC1Y 8YY

Attention:	Andy Ryde
Paul Mudie
Email:	andy.ryde@slaughterandmay.com
paul.mudie@slaughterandmay.com

If to Bidco or Jupiter or, following the Closing, Geneva, to:

Jazz Pharmaceuticals Public Limited Company

Fifth Floor, Waterloo Exchange

Waterloo Road, Dublin 4, Dublin Ireland D04 E5W7

Attention:	Neena Patil
Email:	neena.patil@jazzpharma.com

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:	Mark Gordon
Victor Goldfeld
Email:	MGordon@wlrk.com
VGoldfeld@wlrk.com

and

Macfarlanes LLP

20 Cursitor Street

London, United Kingdom EC4A 1LT

Attention:	Charles Martin
Harry Coghill
Email:	charles.martin@macfarlanes.com
harry.coghill@macfarlanes.com

or to such other email address as such party may hereafter specify for the purpose by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of dispatch by the sender thereof (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto), in each case to the required recipient as set forth above, if such dispatch is made by 5:00 p.m. New York City time on a Business Day or, if made after 5:00 p.m. New York City time on a Business Day, such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.

Section 11.02 Survival. The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for any covenant or agreement that by its terms is to be performed in whole or in part after the Effective Time.

Section 11.03 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, that after the Geneva Shareholder Approvals have been obtained, there shall be no amendment or waiver that would require the further approval of the Geneva Shareholders under Applicable Law without such approval having first been obtained.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 11.04 Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, except all United Kingdom and Ireland stamp duty and stamp duty reserve tax and any other similar Taxes incurred in connection with the transfer of the Scheme Shares pursuant to this Agreement (“Transfer Taxes”) shall be paid by Bidco, and Bidco shall, at its own expense, file all necessary documentation with respect to all such Transfer Taxes.

Section 11.05 Third-Party Beneficiaries; Benefit; Assignment.

(a) Except as provided in Section 6.06(c), Section 7.03 and Section 11.14, nothing in this Agreement or in the Confidentiality Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies hereunder or thereunder.

(b) No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each of the other Parties, except that (i) prior to the Closing, Bidco and Jupiter may each transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to Jupiter or any wholly owned Subsidiary of Jupiter and (ii) after the Closing, Bidco and Jupiter may each transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any other Person; provided, that, in any such case of clause (i) and (ii), such transfer or assignment by Bidco or Jupiter (A) shall not relieve Bidco or Jupiter of its obligations hereunder, (B) otherwise alter, expand or change any obligation of any other Party hereto or (C) delay the consummation of the Transaction or any of the other transactions contemplated hereby or otherwise have non-de minimis adverse Tax consequences to Geneva Shareholders.

Section 11.06 Governing Law. This Agreement, and all disputes, claims, actions, suits or proceedings based upon, arising out of or related to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction; provided, however, that (a) the Scheme of Arrangement and (b) the interpretation of the duties of directors of Geneva shall in each case of the foregoing clauses (a)-(b) be governed by, and construed in accordance with, the laws of England and Wales.

Section 11.07 Jurisdiction/Venue. Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 11.01 in any action relating to this Agreement or any of the transactions contemplated by this Agreement; provided, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law. Notwithstanding the foregoing in this Section 11.07, the Scheme of Arrangement shall be subject to the jurisdiction of the Court and any appellate courts therefrom, and not that of the above named courts.

Section 11.08 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS

AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.08.

Section 11.09 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, including by facsimile, by email with .pdf attachments, or by other electronic signatures (including, DocuSign and AdobeSign), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect, and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 11.10 Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

Section 11.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.12 Specific Performance. The parties’ rights in this Section 11.12 are an integral part of the transactions contemplated by this Agreement. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of any of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement (this being in addition to any other remedy to which they are entitled under this Agreement or under Applicable Law), without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. Nothing contained in this Section 11.12 shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 11.12 before exercising any termination right under Section 10.01 (or pursuing the Termination Fee or damages), nor shall the commencement of any Proceeding pursuant to this Section 11.12 or anything contained in this Section 11.12 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 10.01 or pursue any other remedies under this Agreement that may be available then or thereafter.

Section 11.13 Interpretation. The following rules of interpretation shall apply to this Agreement: (i) the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) references to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified; (iv) all Exhibits and schedules annexed to this Agreement or referred to in this Agreement, including the Geneva Disclosure Schedule and the Jupiter

Disclosure Schedule, are incorporated in and made a part of this Agreement as if set forth in full in this Agreement; (v) any capitalized term used in any Exhibit or schedules annexed to this Agreement, including the Geneva Disclosure Schedule or the Jupiter Disclosure Schedule, but not otherwise defined therein shall have the meaning set forth in this Agreement; (vi) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (vii) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import; (viii) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (ix) references to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (x) references to any Person include the successors and permitted assigns of that Person; (xi) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (xii) references to “dollars” and “$” means U.S. dollars; (xiii) the term “made available” and words of similar import mean that the relevant documents, instruments or materials were (A) with respect to Bidco, posted and made available to Bidco on the applicable due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis) with access provided to Bidco and its Representatives, or, with respect to Geneva, posted or made available to Geneva on the applicable due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis) with access provided to Geneva and its Representatives, as applicable, in each case, prior to the execution and delivery of this Agreement; (B) provided via email or in person prior to the execution and delivery of this Agreement (including materials provided to outside counsel); or (C) filed or furnished to the SEC prior to the date of this Agreement; (xiv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; (xv) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement, (xvi) references to Geneva Shareholders or other holders of Geneva Ordinary Shares shall be deemed to include holders of any Geneva ADS unless the context otherwise requires (it being understood, for the avoidance of doubt, that Geneva ADSs are not themselves being acquired under the Scheme or Arrangement and do not constitute Scheme Shares); and (xvii) the terms “or”, “any” and “either” are not exclusive.

Section 11.14 Financing Parties. Notwithstanding anything in this Agreement to the contrary, but in all cases subject to and without in any way limiting the rights and claims of Jupiter or any of its Subsidiaries under and pursuant to the Commitment Letter or the Definitive Agreements, Geneva, on behalf of itself and its Subsidiaries, hereby: (a) agrees that any Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, in each case involving the Financing Parties, arising out of or relating to, this Agreement, the Commitment Letter, the Debt Financing or the Definitive Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such Proceeding to the exclusive jurisdiction of such court, (b) agrees that any such Proceeding shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in the Commitment Letter or other applicable definitive document relating to the Debt Financing, (c) agrees not to bring or support or permit any of its Subsidiaries to bring or support any Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Party in any way arising out of or relating to, this Agreement, the Debt Financing, the Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (d) agrees that service of process upon Geneva or its Subsidiaries in any such Proceeding shall be effective if notice is given in accordance with Section 11.01, (e) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding in any such court, (f) KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW TRIAL BY JURY IN ANY PROCEEDING BROUGHT AGAINST THE FINANCING PARTIES IN ANY WAY ARISING OUT OF OR RELATING TO, THIS AGREEMENT, THE DEBT FINANCING, THE COMMITMENT LETTER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE PERFORMANCE OF ANY SERVICES THEREUNDER, (g) agrees that none of the Financing Parties will have any liability to Geneva or any of its Subsidiaries relating to or arising out of this Agreement, the Debt Financing, the Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, (h) agrees that the Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions in this Section 11.14 and the definitions used in this Section 11.14 or related thereto and (i) agrees that the provisions in this Section 11.14 and the definition of “Financing Parties” shall not be amended in any way adverse in any material respect to the Financing Parties without the prior written consent of the Financing Entities).

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Jazz Pharmaceuticals UK Holdings Limited

By:	/s/ Samantha Pearce
Name:	Samantha Pearce
Title:	Director

Jazz Pharmaceuticals Public Limited Company

By:	/s/ Finbar Larkin
Name:	Finbar Larkin
Title:	SVP, Head of Technical Operations, Supply Chain Management

[Signature Page to Transaction Agreement]

GW Pharmaceuticals plc

By:	/s/ Justin Gover
Name:	Justin Gover
Title:	Chief Executive Officer

By:	/s/ Douglas B. Snyder
Name:	Douglas B. Snyder
Title:	Chief Legal Officer & Secretary

[Signature Page to Transaction Agreement]

Annex A

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“1933 Act” means the U.S. Securities Act of 1933, as amended.

“1934 Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Acquisition Proposal” means any indication of interest, proposal or offer from any Person (or Persons acting in concert) or Group, other than any member of the Bidco Group, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of Geneva or any of its Subsidiaries (including securities of Subsidiaries) equal to 20% or more of the consolidated assets of Geneva and its Subsidiaries, taken as a whole, or to which 20% or more of the revenues or earnings of Geneva and its Subsidiaries, taken as a whole, on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available, (ii) direct or indirect acquisition (whether by issuance or transfer and whether in a single transaction or a series of related transactions) of 20% or more of the outstanding voting or equity securities of Geneva, including Geneva ADSs (whether by voting power or number of shares), (iii) takeover offer, tender offer or exchange offer that, if consummated, would result in such Person or Group beneficially owning 20% or more of the outstanding voting or equity securities of Geneva, including Geneva ADSs (whether by voting power or number of shares), or (iv) merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions involving Geneva or any of its Subsidiaries pursuant to which persons other than the shareholders of Geneva immediately preceding such transaction would hold 20% or more of the voting or equity securities in Geneva (including Geneva ADSs) or, as applicable, in such surviving, resulting or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“Antitrust Laws” means the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign Applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade or regulating foreign investment.

“Applicable Law(s)” means, with respect to any Person, any federal, state, foreign national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such Person, as the same may be amended from time to time unless expressly specified otherwise in this Agreement. References to “Applicable Law” or “Applicable Laws” shall be deemed to include the FDCA, the rules, regulations and administrative policies of or promulgated under the FDA, the PHSA, the EMA, the Bribery Legislation, the Sanctions Laws and the Antitrust Laws.

“Balance Sheet Date” means September 30, 2020.

“Bidco Group” means Jupiter, Bidco and other any direct or indirect Subsidiaries of Jupiter from time to time;

A-A-1

“Bribery Legislation” means all Applicable Laws relating to the prevention of bribery, corruption and money laundering, including the FCPA, the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation, the United Kingdom Bribery Act 2010 and the United Kingdom Proceeds of Crime Act 2002 and the Irish Criminal Justice (Corruption Offences) Act 2018.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Dublin, Ireland or London, England are authorized or required by Applicable Law to close.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Companies Act” means the United Kingdom Companies Act 2006 and any statutory instruments made under it, and every statutory modification or re-enactment thereof for the time being in force.

“Compliant” means, with respect to the Required Information, that: (a) such Required Information does not contain any untrue statement of a material fact regarding Geneva and its Subsidiaries, or omit to state any material fact regarding Geneva and its Subsidiaries necessary in order to make such Required Information not materially misleading in light of the circumstances under which such statements were made, (b) such Required Information complies in all material respects with all applicable requirements of Regulation S-K and Regulation S-X under the Securities Act for a registered public offering of non-convertible debt securities (excluding subsidiary financial statements, any information of the type required by Rule 3-10 or Rule 3-16 of Regulation S-X or Item 402 of Regulation S-K and any other information customarily excluded from an offering memorandum for private placements of non-convertible debt securities pursuant to Rule 144A), and (c) the financial statements and other financial information included in such Required Information would not be deemed stale or otherwise be unusable under the rules and regulations promulgated by the SEC for registered offerings of non-convertible debt securities and are sufficient to permit Geneva and its Subsidiaries’ applicable independent accountants to issue customary comfort letters in connection with any Debt Financing, including as to customary negative assurances, in order to consummate any portion of the Debt Financing on any day during the Marketing Period.

“Confidentiality Agreement” means the amended and restated non-disclosure letter agreement dated as of January 5, 2021 between Jupiter and Geneva.

“Consent” means any consent, approval, waiver, license, permit, variance, certificate, registration, exemption, franchise, clearance, authorization, acknowledgment, Order or other confirmation.

“Contract” means any contract, agreement, obligation, understanding or instrument, lease, license, concession, franchise, note, option, bond, mortgage, indenture, trust document, loan, insurance policy or other legally binding commitment or undertaking of any nature; provided, that “Contracts” shall not include any Geneva Employee Plan.

“Court” means the High Court of Justice of England and Wales.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof (including any subsequent waves or outbreaks thereof).

“COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester, safety or similar laws, rules, regulations, directives, guidelines or recommendations promulgated by any Governmental Authority of competent jurisdiction, including the U.S. Centers for Disease Control and Prevention, the United Kingdom National Health Service and the World Health Organization in connection with or in response to COVID-19, including the Coronavirus Aid, Relief and Economic Security Act and the Families First Act.

A-A-2

“Deposit Agreement” means the deposit agreement dated as of May 13, 2013 by and among Geneva, the Depositary and all holders and beneficial owners of the Geneva ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time.

“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement).

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of members of Geneva) is the Depositary or a Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement.

“Discussion Period” shall mean a period (a) commencing on the day on which the Geneva Board makes the necessary determination pursuant to Section 6.02(b) to permit Geneva to engage discussions pursuant to Section 6.02(b) with, or provide information to, a Person who has made an Acquisition Proposal and (b) ending at such time as (i) Geneva has notified Jupiter that such discussions have been terminated, (ii) the Geneva Board has rejected the Acquisition Proposal or such Acquisition Proposal has been withdrawn without qualification and (iii) Geneva has reconfirmed the Geneva Board Recommendation (in the case of clauses (ii) and (iii), publicly, if the Acquisition Proposal shall have been publicly announced or made publicly known).

“DR Nominee” means such company falling within Section 67(6) and Section 93(3) of the United Kingdom Finance Act 1986 as Bidco may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to the Scheme of Arrangement.

“Environmental Law” means any Applicable Law (a) regulating or relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or the health of persons, including protection of the health and safety of employees (as such relates to exposure to hazardous or toxic substances or wastes) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, Release or disposal of toxic or hazardous substances or wastes or (b) imposing liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), or any other law of similar effect.

“Environmental Permits” means all permits, licenses, franchises, variances, exemptions, orders, certificates, approvals and other similar authorizations of Governmental Authorities required by Environmental Law of Geneva or any of its Subsidiaries for the operation of its respective businesses.

“Equity Securities” means, with respect to any Person, (i) any shares in the share capital or other equity securities of, or other membership, partnership or other ownership interest in, such Person, including American Depositary Shares, (ii) any securities of such Person convertible into or exchangeable for shares in the share capital or other equity securities of, or other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any share capital or other equity securities of, or other membership, partnership or other ownership interests in, or securities convertible into or exchangeable for share capital or other equity securities of, or other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries, or (iv) any restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any share capital or other equity securities of, other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

A-A-3

“ERISA Affiliate” means, with respect to any entity, any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

“Exchange Shares” means the Jupiter Ordinary Shares to be delivered to Geneva Shareholders pursuant to the Transaction.

“FCA” means the United Kingdom Financial Conduct Authority.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing.

“Financing Entities” has the meaning set forth in the definition of “Financing Parties”.

“Financing Parties” means the entities that have committed to provide or otherwise entered into agreements in connection with the Debt Financing in connection with the consummation of the transactions contemplated hereby, including the parties to the Debt Commitment Letter and any joinder agreements or credit agreements relating thereto (the “Financing Entities”) and their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns; provided that neither Jupiter nor any Affiliate of Jupiter shall be a Financing Party.

“FRC” means the United Kingdom Financial Reporting Council.

“GAAP” means United States generally accepted accounting principles.

“Geneva ADS” means an American depositary share representing, as of the date hereof, a beneficial ownership interest in 12 Geneva Ordinary Shares on deposit with the Depositary (or a Depositary Custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement.

“Geneva Balance Sheet” means the unaudited consolidated balance sheet of Geneva and its Subsidiaries as of September 30, 2020, and the footnotes to such consolidated balance sheet, in each case set forth in Geneva’s report on Form 10-Q for the fiscal quarter ended September 30, 2020.

“Geneva Disclosure Schedule” means the Geneva Disclosure Schedule delivered to Bidco and Jupiter on the date of this Agreement.

“Geneva Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States, (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by Geneva or any of its Subsidiaries for the current or future benefit of any director, officer, employee, worker or individual consultant (including any former director, officer, employee, worker or individual consultant) of Geneva or any of its Subsidiaries or (B) for which Geneva or any of its Subsidiaries has any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law.

A-A-4

“Geneva GM” means the general meeting of the Geneva Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme of Arrangement in order to vote on the Geneva Shareholder Resolution, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned or postponed, the Geneva GM shall be correspondingly adjourned or postponed).

“Geneva Intellectual Property” means the Intellectual Property Rights owned or purported to be owned by Geneva or its Subsidiaries.

“Geneva Ordinary Shares” means the ordinary shares in the capital of Geneva, each with a nominal value £0.001 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of Geneva held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Geneva ADSs).

“Geneva Product” means each product or product candidate that is being researched, tested, developed, commercialized, manufactured, sold or distributed by or on behalf of Geneva or any of its Subsidiaries.

“Geneva Share Option” means any option to acquire Geneva Ordinary Shares or Geneva ADSs outstanding under the Geneva Stock Plans (including, for the avoidance of doubt, market priced options and RSU-style options).

“Geneva Shareholder” means a holder of Geneva Ordinary Shares from time to time (being, for the avoidance of doubt, a registered holder of Geneva Ordinary Shares as shown from time to time on Geneva’s register of members).

“Geneva Shareholder Approvals” means (i) the approval of the Scheme of Arrangement by a majority in number representing not less than three-fourths (75%) in value of the members or class of members (as the case may be) present and voting either in person or by proxy at the Scheme Meeting and (ii) the passing of the Geneva Shareholder Resolution by members representing not less than three-fourths (75%) of the total voting rights of eligible members present and voting either in person or by proxy at the Geneva GM.

“Geneva Shareholder Meetings” means the Scheme Meeting and the Geneva GM.

“Geneva Shareholder Resolution” means the special resolution to amend the Geneva Organizational Documents and approve such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement, substantially in the form set out in Annex C with or subject to any modification or addition which Bidco, Jupiter and Geneva may mutually agree.

“Geneva Stock Plans” means any Geneva Employee Plan providing for equity or equity-based compensation, including the Geneva plc 2008 Long Term Incentive Plan, Geneva plc 2017 Long Term Incentive Plan and Geneva plc 2020 Long Term Incentive Plan, as amended from time to time.

“Governmental Authority” means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal.

“Group” means a “group” as defined in Section 13(d) of the 1934 Act.

“Hazardous Substance” means any substance, material or waste that is listed, defined, designated or classified or that is otherwise regulated by any Governmental Authority with jurisdiction over the environment as hazardous, toxic, radioactive, dangerous, harmful or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law, including petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

A-A-5

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, (a) all obligations for borrowed money, whether current, short-term or long-term and whether secured or unsecured; (b) all obligations evidenced by bonds, debentures, notes or similar instruments, including any lability in respect of mandatorily redeemable or purchasable capital stock or securities convertible into capital stock; (c) all indebtedness of others secured by any Lien on owned or acquired property, whether or not the indebtedness secured thereby has been assumed; (d) all finance and capital lease obligations and all synthetic lease obligations; (e) all obligations, contingent or otherwise, of such Person as an account party in respect of financial guaranties, letters of credit, letters of guaranty, surety bonds and other similar instruments whether or not drawn; (f) all obligations under securitization transactions; (g) all obligations representing the deferred and unpaid purchase price of property (other than trade payables incurred in the ordinary course of business); (h) all obligations, contingent or otherwise, in respect of bankers’ acceptances, whether or not drawn; (i) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination); and (j) guarantees in respect of Indebtedness described in clauses (a) through (i), including guarantees of another person’s Indebtedness or any obligation of another person which is secured by assets of Geneva or any of its Subsidiaries.

“Intellectual Property Rights” means any and all common law or statutory rights anywhere in the world arising under or associated with: (i) patents, patent applications, statutory invention registrations, registered designs, and similar or equivalent rights in inventions (“Patents”); (ii) trademarks, service marks, trade dress, trade names, logos, and other designations or indicia of origin (“Marks”); (iii) domain names, uniform resource locators, social media handles, and other names, identifiers, and locators associated with Internet addresses, sites, and services (“Internet Properties”); (iv) copyrights and any other equivalent rights in works of authorship (whether or not registerable, including rights in software as a work of authorship) (“Copyrights”); (v) trade secrets and industrial secret rights in confidential or proprietary business or technical information, including know-how, formulations, formulae, technical, research, clinical and other data, in each case, that derives independent economic value, whether actual or potential, from not being known to other Persons (“Trade Secrets”); and (vi) other similar or equivalent intellectual property or proprietary rights anywhere in the world.

“Intervening Event” means any event, change, development or occurrence that is material to Geneva and its Subsidiaries (taken as a whole) that (i) was not known or reasonably foreseeable to the Geneva Board as of or prior to the date of this Agreement and (ii) does not relate to or involve (A) any Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof or (B) any event, change, development or occurrence relating to or concerning Jupiter or any of its Affiliates.

“Jupiter Disclosure Schedule” means the Jupiter Disclosure Schedule delivered to Geneva on the date of this Agreement.

“Jupiter Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States, (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by Jupiter or any of its Subsidiaries for the current or future benefit of any director, officer, employee, individual consultant (including any former director, officer, employee, worker or individual consultant) of Jupiter or any of its Subsidiaries or (B) for which Jupiter or any of its

A-A-6

Subsidiaries has any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law.

“Jupiter Intellectual Property” means the Intellectual Property Rights owned or purported to be owned by Jupiter or its Subsidiaries.

“Jupiter Material Adverse Effect” means any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on the business, operations or financial condition of Jupiter and its Subsidiaries, taken as a whole, and a material adverse effect on the aggregate Transaction Deliverables, taken as a whole; provided, that no event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute a Jupiter Material Adverse Effect or shall be taken into account in determining whether there has been or would reasonably be expected to be a Jupiter Material Adverse Effect: (i) any changes in general United States or global economic conditions or other general business, financial or market conditions, (ii) any changes in conditions generally affecting the industry in which Jupiter or any of its Subsidiaries operate, (iii) fluctuations in the value of any currency, (iv) any decline, in and of itself, in the market price or trading volume of the Jupiter Ordinary Shares (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of Jupiter Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Jupiter Material Adverse Effect), (v) regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign country, (vi) any failure, in and of itself, by Jupiter or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Jupiter Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Jupiter Material Adverse Effect), (vii) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the Transaction), the taking of any action required by this Agreement or the identity of, or any facts or circumstances relating to, Geneva or any of its Subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of Jupiter or any of its Subsidiaries with Governmental Authorities, customers, suppliers, partners, officers, employees or other material business relations (provided that this clause (vii) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement (including the representations and warranties in Section 5.01, 5.03 and 5.04) or with respect to the condition to Closing contained in Section 9.03(b) to the extent it relates to such representations and warranties), (viii) any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any Applicable Law of or by any Governmental Authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations, (ix) any changes or prospective changes in GAAP (or authoritative interpretations thereof), (x) geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing, (xi) any epidemic, pandemic (including COVID-19) or other outbreak of illness or public health event, any COVID-19 Measures, any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing), (xii) any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this Agreement or the transactions contemplated hereby (including the Transaction) or (xiii) with respect to any Jupiter Product (A) any rejection or refusal of, any request to refile or any delay in obtaining or making any regulatory application or filing, (B) any pre-clinical or clinical studies, tests or results or announcements thereof, (C) any decision or action by any Governmental Authority (or other payor) with respect to pricing and/or reimbursement, (D) any delay, hold or termination of any clinical trial or any delay, hold or termination of any planned application for marketing approval or (E) any increased incidence or severity of any previously

A-A-7

identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse effects, adverse events or safety observations other than with respect to Jupiter Products that have received marketing approval, but excluding in the case of this clause (xiii) side effects, adverse effects, adverse events or safety observations events that result in a broad based product recall of, or withdrawal from the market of, any Jupiter Product, except that the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of this definition) to the extent that the impact of any such event, change, effect, circumstance, fact, development or occurrence on Jupiter and its Subsidiaries, taken as a whole, is disproportionately adverse relative to the impact of such event, change, effect, circumstance, fact, development or occurrence on companies operating in the industry in which Jupiter and its Subsidiaries operate, and then solely to the extent of such disproportionality.

“Jupiter Ordinary Shares” means the ordinary shares in the share capital of Jupiter, each with a nominal value of $0.0001 per share.

“Jupiter Product” means each product or product candidate that is being researched, tested, developed, commercialized, manufactured, sold or distributed by or on behalf of Jupiter or any of its Subsidiaries.

“Jupiter Share Price” means the volume-weighted average sales price of a Jupiter Ordinary Share on Nasdaq for the consecutive period of 15 trading days beginning at 9:30 a.m. New York time on the 18th trading day immediately preceding the Closing Date and concluding at 4:00 p.m. New York time on the fourth trading day immediately preceding the Closing Date, as calculated by Bloomberg L.P. under the function “VWAP” or, if not reported therein, the comparable function of another authoritative source mutually selected by the Parties, and taken to four decimal places.

“Jupiter Shareholder” means a holder of Jupiter Ordinary Shares from time to time (being, for the avoidance of doubt, a registered holder of Jupiter Ordinary Shares as shown from time to time on Jupiter’s register of members).

“Jupiter Stock Plans” means any Jupiter Employee Plan providing for equity or equity-based compensation, including Jupiter’s 2007 Equity Incentive Plan and 2011 Equity Incentive Plan.

“knowledge” means (i) with respect to Geneva, the knowledge of those individuals set forth in Section 1.01(a) of the Geneva Disclosure Schedule and (ii) with respect to Jupiter or Bidco, the knowledge of those individuals set forth in Section 1.01(a) of the Jupiter Disclosure Schedule, in each case, after reasonable inquiry to the direct report of such individual with primary responsibility for the relevant matter.

“Licensed Intellectual Property” means any and all Intellectual Property Rights owned by a Third Party and licensed (including sublicensed) or otherwise granted to Geneva of any of its Subsidiaries.

“Lien” means, with respect to any share, security, property or asset (as applicable), any mortgage, lien, pledge, charge, security interest, hypothecation, right of preemption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law.

“Marketing Period” means the first period of 15 consecutive Business Days after the date hereof (a) throughout and at the end of which Jupiter shall have the Required Information and (b) throughout and at the end of which the conditions set forth in Section 9.01 and Section 9.02 shall be satisfied (other than (A) those conditions that by their nature are to be satisfied at the Closing, but subject to those conditions being able to be satisfied or having been waived, (B) the condition set forth in Section 9.01(a), (C) the condition set forth in Section 9.01(b) and (D) the condition set forth in Section 9.01(d)). Notwithstanding anything in this definition of “Marketing Period” to the contrary, (A) the Marketing Period shall not commence or be deemed to have commenced (x) prior to the date that is 10 Business Days before the Scheme Meeting and the Geneva GM or

A-A-8

(y) if, after the date hereof and prior to the completion of such 15 consecutive Business Day period: (i) Geneva’s independent accountant shall have withdrawn its audit opinion with respect to Geneva’s most recent annual audited financial statements, in which case the Marketing Period shall not be deemed to commence unless and until a new unqualified audit opinion is issued with respect to the consolidated financial statements of Geneva for the applicable periods by the independent accountant or another independent public accounting firm reasonably acceptable to Jupiter, (ii) Geneva issues a public statement indicating its intent to restate any historical financial statements of Geneva or that any such restatement is under consideration or may be a possibility, in which case the Marketing Period shall not be deemed to commence unless and until such restatement has been completed or Geneva has announced that it has concluded that no restatement shall be required in accordance with GAAP, (iii) any Required Information would not be Compliant at any time during such 15 consecutive Business Day period, in which case the Marketing Period shall not be deemed to commence unless and until the receipt by Jupiter of Required Information that is Compliant, (iv) at any time during a Discussion Period or (v) a Geneva Adverse Recommendation Change shall have occurred, in which case the Marketing Period will not be deemed to commence unless and until the condition set forth in Section 9.01(a) has been satisfied, (B) it is understood and agreed that if Geneva shall in good faith reasonably believe that it has provided the Required Financial Information and that such Required Financial Information is Compliant, it may deliver a written notice to Jupiter to that effect, in which case Geneva shall be deemed to have provided the Required Financial Information on the date specified in such notice and the Required Financial Information shall be deemed to be Compliant on such date, unless Jupiter in good faith reasonably believes that Geneva has not completed the provision of the Required Financial Information or the Required Financial Information is not Complaint and provides notice to Geneva within three Business Days after receipt of Geneva’s notice stating with specificity the Required Financial Information Jupiter reasonably believes has not been provided or the reason for which the Required Financial Information is not Compliant and (C) the Marketing Period shall end on any earlier date on which the Debt Financing is funded in an amount at least equal to the Required Financing Amount. Notwithstanding anything herein to the contrary, (i) May 31, 2021 shall not count as a Business Day for purposes of calculating the Marketing Period, (ii) July 2, 2021 shall not count as a Business Day for purposes of calculating the Marketing Period, (iii) if the Marketing Period shall not have been completed on or prior to August 13, 2021, then it shall not commence prior to September 7, 2021, (iv) November 24, 2021 and November 26, 2021 shall not count as Business Days for purposes of calculating the Marketing Period and (v) if the Marketing Period shall not have been completed on or prior to December 17, 2021, then it shall not commence prior to January 3, 2022.

“Material Adverse Effect” means any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on the business, operations or financial condition of Geneva and its Subsidiaries, taken as a whole; provided, that no event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute a Material Adverse Effect or shall be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect: (i) any changes in general United States or global economic conditions or other general business, financial or market conditions, (ii) any changes in conditions generally affecting the industry in which Geneva or any of its Subsidiaries operate, (iii) fluctuations in the value of any currency, (iv) any decline, in and of itself, in the market price or trading volume of the Geneva ADSs (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (v) regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign country, (vi) any failure, in and of itself, by Geneva or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (vii) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the Transaction), the

A-A-9

taking of any action required by this Agreement (other than, to the extent not excluded by another clause of this definition, Geneva’s compliance with its obligations pursuant to Section 6.01, except to the extent that Bidco has unreasonably withheld a consent under Section 6.01), or the identity of, or any facts or circumstances relating to, Jupiter or any of its Subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of Geneva or any of its Subsidiaries with Governmental Authorities, customers, suppliers, partners, officers, employees or other material business relations (provided that this clause (vii) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement (including the representations and warranties in Section 4.01, 4.03 and 4.04) or with respect to the condition to Closing contained in Section 9.02(b), to the extent it relates to such representations and warranties), (viii) any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any Applicable Law of or by any Governmental Authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations, (ix) any changes or prospective changes in GAAP (or authoritative interpretations thereof), (x) geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing, (xi) any epidemic, pandemic (including COVID-19), any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing), (xii) any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this Agreement or the transactions contemplated hereby (including the Transaction) or (xiii) with respect to any Geneva Product, in each case other than with respect to the Specified Geneva Product, (A) any rejection or refusal of, any request to refile or any delay in obtaining or making any regulatory application or filing, (B) any pre-clinical or clinical studies, tests or results or announcements thereof, (C) any decision or action by any Governmental Authority (or other payor) with respect to pricing and/or reimbursement, (D) any delay, hold or termination of any clinical trial or any delay, hold or termination of any planned application for marketing approval or (E) other than with respect to Geneva Products that have received marketing approval, any increased incidence or severity of any previously identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse effects, adverse events or safety observations, but excluding in the case of this clause (xiii) side effects, adverse effects, adverse events or safety observations events that result in a broad based product recall of, or withdrawal from the market of, any Geneva Product, except that the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of this definition) to the extent that the impact of any such event, change, effect, circumstance, fact, development or occurrence on Geneva and its Subsidiaries, taken as a whole, is disproportionately adverse relative to the impact of such event, change, effect, circumstance, fact, development or occurrence on companies operating in the industry in which Geneva and its Subsidiaries operate, and then solely to the extent of such disproportionality.

“Orange Book” means the FDA’s Orange Book: Approved Drug Products with Therapeutic Equivalence Evaluations.

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Lien” means (i) any Liens for utilities or Taxes (A) not yet due and payable or (B) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with GAAP, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens arising by operation of Applicable Law in the ordinary course of business for amounts not yet delinquent, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, in each case in the ordinary course of business, (iv) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business that do not materially

A-A-10

detract from the value or the use of the property subject thereto, (v) statutory landlords’ liens and liens granted to landlords under any lease, (vi) non-exclusive licenses granted under Intellectual Property Rights in the ordinary course of business, (vii) any purchase money security interests, equipment leases or similar financing arrangements or (viii) any Liens which are disclosed on the Geneva Balance Sheet (in the case of Liens applicable to Geneva or any of its Subsidiaries) or the notes thereto or in Section 1.01(b) of the Geneva Disclosure Letter.

“Person” means any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality).

“Personal Data” means any and all information that can reasonably be used to identify an individual natural person or household, including information that identifies or could be used to identify, alone or in combination with other information, an individual natural person or an individual natural person’s device or browser, including name, physical address, telephone number, email address, financial account number, passwords or PINs, device identifier or unique identification number, government-issued identifier (including social security number and driver’s license number), medical, health or insurance information, gender, date of birth, educational or employment information, religious or political views or affiliations and marital or other status (to the extent any of these data elements can reasonably be associated with an individual natural person or household, or is linked to any such data element that can reasonably be associated with an individual natural person or household). Personal Data also includes any information defined as “personal data,” “personally identifiable information,” “personal information,” or “protected health information” under any Applicable Law, including any Privacy Legal Requirement or Privacy Commitment.

“Privacy Commitments” means (a) any contractual obligation to third parties with respect to Personal Data, and (b) any legally binding commitment (including any legally binding privacy policy) with respect to collection, processing, maintenance or transfer of Personal Data.

“Privacy Legal Requirement” means (a) all Applicable Laws that pertain to the privacy or the processing of Personal Data, including, to the extent applicable, (i) HIPAA, (ii) the California Consumer Privacy Act, (iii) U.S. state data security laws and regulations such as the New York SHIELD Act, the Massachusetts Standards for the protection of personal information of residents of the Commonwealth, 201 CMR 17, all state data breach notification laws, and state biometric privacy laws; (iv) applicable requirements of comparable state and foreign Applicable Laws such as the EU Data Protection Directive 95/46/EC of 24 October 1995 (in respect of the period prior to 25 May 2018), the EU General Data Protection Regulation 2016/679/EU of April 27, 2016 and all corresponding member state legislation (in respect of the period on and from 25 May 2018), the EU ePrivacy Directive 2002/58/EC of 12 July 2002 concerning the processing of personal data and the protection of privacy in the electronic communications sector as amended by Directive 2006/24/EC and Directive 2009/136/EC and the related implementing legislation of the EU Member States, (v) (in respect of the period on and from 25 May 2018) the United Kingdom’s Data Protection Act 2018 and (in respect of the period prior to 25 May 2018) the United Kingdom’s Data Protection Act 1998 and (vi) Section 5 of the Federal Trade Commission Act as it applies to the receipt, access, use, disclosure, and security of consumer Personal Data; (b) any applicable contractual obligations to Third Parties related to privacy, data protection, process, transfer or security of Personal Data; and (c) all of Geneva’s and its Subsidiaries’ privacy policies or notices regarding Personal Data that are publicly posted or otherwise provided to individuals whose data are processed.

“Proceedings” means all actions, suits, claims, hearings, arbitrations, litigations, mediations, audits, investigations, examinations or other similar proceedings, in each case, by or before any Governmental Authority.

“Release” means any spill, discharge, leaking, pouring, dumping or emptying, dumping, injection, deposit, disposal, dispersal, leaching or migration into or through the environment (including soil, ambient air, surface water, groundwater and surface or subsurface strata).

A-A-11

“Relevant Benefits” means any pension, lump sum, gratuity or other like benefit provided or to be provided in connection with past service, retirement, death, or any change in the nature of the service of any employee or officer.

“Representatives” means, with respect to any Person, its officers, directors, employees, investment bankers, attorneys, accountants, auditors, consultants and other agents, advisors and representatives.

“Required Information” means:

(a) the audited consolidated balance sheet and the related audited consolidated statements of income, comprehensive income, cash flows and shareholders’ equity of Geneva for the three most recently completed fiscal years ended 90 days prior to the Closing Date;

(b) the unaudited condensed consolidated balance sheet and the related unaudited condensed consolidated statements of income, comprehensive income, cash flows and shareholders’ equity of Geneva for each subsequent fiscal quarter ended at least 45 days prior to the Closing Date (but excluding the fourth quarter of any fiscal year); and

(c) such other pertinent and customary financial information regarding Geneva and its Subsidiaries as Jupiter shall reasonably request of the type and form that are customarily included in private placements of non-convertible debt securities pursuant to Rule 144A promulgated under the 1933 Act for debt financings of similar transactions;

provided that (i) in no event shall the Required Information be deemed to include or shall Geneva otherwise be required to provide (A) pro forma financial statements, pro forma adjustments (including for the Debt Financing, any synergies or cost savings), projections or an as adjusted capitalization table, (B) any description of all or any component of the Debt Financing, including any such description to be included in liquidity and capital resources disclosure or any “description of notes”, (C) risk factors relating to all or any component of the Debt Financing or (D) subsidiary financial statements or any information of the type required by Rule 3-10 or Rule 3-16 of Regulation S-X or Item 402 of Regulation S-K and (ii) the filing of the financial statements on Form 10-K and Form 10-Q within such time periods by Geneva will satisfy the requirements set forth in clauses (a) and (b) above.

“Residual Shares” has the meaning given to it in the Scheme of Arrangement.

“Sanctioned Country” means any of Crimea, Cuba, Iran, North Korea, Sudan, and Syria.

“Sanctioned Person” means any Person with whom dealings are restricted or prohibited under any Sanctions Laws, including the Sanctions Laws of the United States, the United Kingdom, the European Union or the United Nations, including (i) any Person identified in any list of Sanctioned Persons maintained by (A) the United States Department of Treasury, Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security or the United States Department of State, (B) Her Majesty’s Treasury of the United Kingdom, (C) any committee of the United Nations Security Council, or (D) the European Union, (ii) any Person located, organized, or resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country and (iii) any Person directly or indirectly 50% or more owned or controlled by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii).

“Sanctions Laws” means all Applicable Laws concerning economic sanctions, including embargoes, export restrictions, import restrictions, the ability to make or receive international payments, the freezing or blocking of assets of targeted Persons, the ability to engage in transactions with specified Persons or countries or the ability to take an ownership interest in assets of specified Persons or located in a specified country, including any Applicable Laws threatening to impose economic sanctions on any person for engaging in proscribed behavior.

A-A-12

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“Scheme Meeting” means such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme of Arrangement.

“Scheme of Arrangement” means the proposed scheme of arrangement of Geneva under Part 26 of the Companies Act to effect the Transaction pursuant to this Agreement, substantially in the form set out in Annex B, with or subject to any modification, addition or condition which (a) Bidco, Jupiter and Geneva mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Bidco, Jupiter and Geneva each acting reasonably and in good faith, in each case in accordance with the Companies Act and this Agreement.

“Scheme Shareholders” has the meaning given to it in the Scheme of Arrangement.

“Scheme Shares” has the meaning given to it in the Scheme of Arrangement.

“SEC” means the U.S. Securities and Exchange Commission.

“Senior Employee” means any: (i) director of Geneva or any of its Subsidiaries; or (ii) employee of Geneva or any of its Subsidiaries at the level of Senior Vice President or above.

“Specified Geneva Product” has the meaning set forth in Section 1.01(c) of the Geneva Disclosure Letter.

“Specified Material Contract” means (a) any Geneva Material Contract of the type referred to in subclauses (v) (other than territorial restrictions included in distribution agreements entered into in the ordinary course of business), (vii) and (viii) of Section 4.15(a), (b) any Contract that (i) limits or purports to limit, in any material respect, the freedom of Bidco, Jupiter or any of their Affiliates (other than Geneva and its Subsidiaries) to engage or compete in any line of business or with any Person or in any area following the Closing, (ii) contains material exclusivity or “most favored nation” obligations or restrictions with respect to Bidco, Jupiter or any of their Affiliates (other than Geneva and its Subsidiaries) following the Closing or (iii) contains any other provisions would that restrict the ability of Bidco, Jupiter or any of their Affiliates (other than Geneva and its Subsidiaries) to sell, market, distribute, promote, manufacture, develop, commercialize, or test or research any Jupiter Product or Geneva Product following the Closing, directly or indirectly through third parties, in any material respect, (c) any Contract that requires by its terms or is reasonably likely to require, in any of the two next fiscal years after the fiscal year ending December 31, 2020, the payment or delivery of cash or other consideration by Geneva or any of its Subsidiaries in an amount having an expected value in any year in excess of $10,000,000 and (d) any Contract not entered into in the ordinary course of business that requires by its terms or is reasonably likely to require, in any of the two next fiscal years after the fiscal year ending December 31, 2020, the payment or delivery of cash or other consideration to Geneva or any of its Subsidiaries in an amount having an expected value in any year in excess of $10,000,000.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person as long as such Person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary.

“Superior Proposal” means any bona fide, written Acquisition Proposal made after the date of this Agreement by any Person (or Persons acting in concert) or Group (other than any member of the Bidco Group)

A-A-13

(with all references to “20%” in the definition of Acquisition Proposal being deemed to be references to “50%”) on terms that the Geneva Board determines in good faith, after consultation with its financial advisors and outside legal counsel, and taking into account all the terms and conditions of the Acquisition Proposal that the Geneva Board considers to be appropriate (including the identity of the Person(s) making the Acquisition Proposal and the expected timing and likelihood of consummation, conditions to consummation and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms and conditionality of any committed financing)), is (A) more favorable from a financial point of view to Geneva Shareholders than the Transaction and (B) is reasonably capable of being completed on the terms proposed.

“Tax” means any and all U.S. federal, state, local, provincial and non-U.S. income, gross receipts, franchise, sales, use, net worth, goods and services, ad valorem, property, payroll, withholding, excise, severance, transfer, employment, social security, unemployment, license, disability, registration, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, capital stock, capital gains, documentary, environmental or windfall or other profits taxes, and any other taxes, assessments, levies, imposts, customs, duties, tariffs, tolls or other similar charges and fees, in each case in the nature of a tax and imposed by any Governmental Authority, together with any interest, penalties, additions to tax, and any additional amounts, in each case, imposed with respect thereto, whether disputed or not.

“Tax Return” means any report, return, document, form, application, certificate, election, statement, declaration or other information filed with or supplied to, or required to be filed with or supplied to, any Taxing Authority with respect to Taxes, including information returns, claims for refunds, and any documents with respect to or accompanying payments of estimated Taxes, and including any schedules or attachments thereto and any amendments thereof.

“Taxing Authority” means any Governmental Authority that has the power to impose, assess, determine, administer or collect any Taxes.

“Third Party” means any Person or Group, other than Geneva, Jupiter or any of their respective Subsidiaries or Representatives.

“trading day” means a day on which Jupiter Ordinary Shares are traded on Nasdaq.

“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.

“United Kingdom Companies Legislation” means the Companies Act, the United Kingdom Companies Act 1985, the United Kingdom Companies Consolidation (Consequential Provisions) Act 1985 and the United Kingdom Companies Act 1989.

“VAT” means (i) any tax charged or imposed pursuant to Council Directive 2006/112/EC or any national legislation implementing such Directive; and (ii) to the extent not included in (i), any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and any related secondary legislation.

“Willful Breach” means a material breach of any covenant or agreement set forth in this Agreement that results from a deliberate act or failure to act by a party that knows, or could reasonably be expected to have known, that the taking of such act or failure to act could result in a material breach of any such covenant or agreement.

A-A-14

Terms Defined Elsewhere. Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
2021 Geneva Bonus Plan	8.03(b)
2021 Geneva Option	2.03(c)
2021 Jupiter Bonus Plan	8.03(b)
Acceptable Confidentiality Agreement	6.02(b)
Affected Employees	8.03(a)
Agreement	Preamble
Ancillary Scheme Documentation	3.01(a)(ii)
Antitrust Conditions	10.01(b)(i)
Bankruptcy and Equity Exceptions	4.02(a)
Benefits Continuation Period	8.03(a)
Bidco	Preamble
Capitalization Date	4.05(a)
Cash Consideration	2.01(a)
Closing	1.02
Closing Date	1.02
Committed Debt Financing	5.13(a)
Court Documentation	3.01(a)(vii)
Court Order	1.03
Debt Commitment Letter	5.13(a)
Debt Financing	6.06(a)
Definitive Agreements	7.02(a)(ii)
Depositary Custodian	2.01(b)
Effective Time	1.03
EMA	4.14(d)
End Date	10.01(b)(i)
Exchange Agent	2.01(b)
Exchange Ratio	2.02(a)
Excluded Conditions	10.01(b)(i)
Fair Market Value	2.03(a)
FDA	4.14(a)
FDCA	4.14(a)
Fee Letters	5.13(b)
Financing Parties	11.14
Foreign Antitrust Laws	4.03
Forms of Proxy	3.01(a)(ii)
Geneva	Preamble
Geneva Adverse Recommendation Change	6.02(a)
Geneva Approval Time	6.02(b)
Geneva Board	Recitals
Geneva Board Recommendation	4.02(b)
Geneva Exchange Fund	2.01(b)
Geneva LTIP Value	8.03(a)
Geneva Material Contract	4.15(a)
Geneva Option Exchange Ratio	2.03(c)
Geneva Organizational Documents	4.01
Geneva Permits	4.12
Geneva Registered IP	4.19(a)
Geneva Regulatory Agency	4.14(a)

A-A-15

Geneva Regulatory Permits	4.14(a)
Geneva SEC Documents	4.07(a)
Geneva Severance Plan	8.03(a)
Good Reason	8.03(b)
Indemnified Party	7.03(b)
Jupiter	Preamble
Jupiter Board	Recitals
Jupiter Option	2.03(c)
Jupiter Organizational Documents	5.01
Jupiter SEC Documents	5.06(a)
Leases	4.20
Lenders	5.13(a)
Maximum Amount	7.03(c)
Nasdaq	4.03
New Geneva Plans	8.03(c)
Non-U.S. Plan	4.17(j)
Offering Documents	6.06(a)(ii)
Other Required Filing	3.01(a)(iii)
Outstanding 2021 Geneva Option	2.03(c)
Parties	Preamble
Per ADS Cash Consideration	2.01(a)
Per ADS Share Deliverable	2.01(a)
Per ADS Transaction Deliverables	2.01(a)
Permitted Redactions	5.13(b)
PHSA	4.14(a)
Proxy Statement	3.01(a)(i)
Qualifying Termination	8.03(b)
Real Properties	4.20
Regulation S-K	4.10
Required Financing Amount	5.13(d)
Scheme Document Annex	3.01(a)(i)
Second Request	8.02(c)
Share Deliverable	2.02(a)
Solvent	5.14
Specified Material Contract	6.01(b)(xi)
Termination Fee	10.03
Transaction	Recitals
Transaction Deliverables	2.01(a)
Transaction Documentation	3.01(a)(v)
Transaction Litigation	6.02(e)
Transfer Taxes	11.03
United States real property holding corporations	4.16(g)
Valuation	2.05(b)

A-A-16

Annex B

FORM OF SCHEME OF ARRANGEMENT

[See the section entitled “Scheme of Arrangement” beginning on page 120 of the accompanying proxy statement.]

A-B-1

Annex C

FORM OF GW SHAREHOLDER RESOLUTION

[See the section entitled “The General Meeting” beginning on page 49 of the accompanying proxy statement.]

A-C-1

Annex B

Centerview Partners LLC

31 West 52nd Street

New York, NY 10019

February 2, 2021

The Board of Directors

GW Pharmaceuticals plc

Sovereign House

Vision Park Chivers Way

Histon Cambridge, CB24 9BZ

United Kingdom

The Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding ordinary shares, nominal value £0.001 per share, including, for the avoidance of doubt, ordinary shares represented by American Depositary Shares, each of which represents twelve ordinary shares (the “Shares”) (other than Excluded Shares, as defined below), of GW Pharmaceuticals plc, a public limited company incorporated in England and Wales (the “Company”), of the Consideration (as defined below) proposed to be paid to such holders pursuant to the Transaction Agreement proposed to be entered into (the “Agreement”) by and among Jazz Pharmaceuticals Public Limited Company, a public limited company incorporated in Ireland (“Jupiter”), Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated in England and Wales and a wholly owned subsidiary of Jupiter (“Bidco”), and the Company. The Agreement provides that pursuant to a Scheme of Arrangement, Bidco (and/or (i) in respect of any or all of the Residual Shares (as defined in the Agreement), Jupiter and/or (ii) in respect of the Depositary Shares, the DR Nominee (each as defined in the Agreement)) shall acquire (the “Acquisition” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”) the entire issued and to be issued share capital of the Company (other than (i) any Shares legally or beneficially owned by Bidco or any member of the Bidco Group (as defined in the Agreement) or any of their respective nominees and (ii) any Shares held in treasury (the Shares referred to in clauses (i) and (ii), together with any Shares held by any affiliate of the Company or Jupiter, “Excluded Shares”)) and each holder of such Shares will have the right to receive (i) $16.66 2⁄3 in cash (the “Cash Consideration”) and (ii) a number of ordinary shares, nominal value $0.0001 per share (the “Jupiter Shares”), of Jupiter equal to the Exchange Ratio (as defined below) (the “Share Deliverable”, and taken together (and not separately) with the Cash Consideration, the “Consideration”). The Agreement provides that the Exchange Ratio will equal the quotient obtained by dividing $1.66 2⁄3 by the Jupiter Share Price1; provided, that (a) if the Jupiter Share Price is equal to or less than $139.72, the Exchange Ratio will equal 0.011929 and (b) if the Jupiter Share Price is equal

[1]

“Jupiter Share Price” means the volume-weighted average sales price of a Jupiter Share on Nasdaq for the consecutive period of 15 trading days beginning at 9:30 a.m. New York time on the 18th trading day immediately preceding the Closing Date (as defined in the Agreement) and concluding at 4:00 p.m. New York time on the fourth trading day immediately preceding the Closing Date (as defined in the Agreement), as calculated by Bloomberg L.P. under the function “VWAP” or, if not reported therein, the comparable function of another authoritative source mutually selected by the parties to the Agreement, and taken to four decimal places.

31 WEST 52ND STREET, 22ND FLOOR, NEW YORK, NY 10019

PHONE: (212) 380-2650      FAX: (212) 380-2651      WWW.CENTERVIEWPARTNERS.COM

NEW YORK    •    LONDON    •    PARIS    •    SAN FRANCISCO    •    PALO ALTO    •    LOS ANGELES

The Board of Directors

GW Pharmaceuticals plc

February 2, 2021

to or greater than $170.76, the Exchange Ratio will equal 0.009760, as to which adjustments we express no view or opinion. As more fully set forth in the Agreement, each American Depositary Share shall be converted into the right to receive the Cash Consideration multiplied by twelve and the Share Deliverable multiplied by twelve. The terms and conditions of the Transaction are more fully set forth in the Agreement.

We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the execution of the Agreement and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company, and we have not received compensation from the Company during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Jupiter, and we have not received compensation from Jupiter during such period. We may provide investment banking and other services to or with respect to the Company or Jupiter or their respective affiliates in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company or Jupiter or any of their respective affiliates, or any other party that may be involved in the Transaction.

In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated February 2, 2021 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the fiscal years ended December 31, 2019 and September 30, 2018, and for the transition period from October 1, 2018 to December 31, 2018 and Annual Reports on Form 10-K of Jupiter for the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Jupiter; (iv) certain publicly available research analyst reports for the Company and Jupiter; (v) certain other communications from the Company and Jupiter to their respective stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Company Forecasts”) (collectively, the “Company Internal Data”). We have participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Company Internal Data, and with members of the senior management and representatives of Jupiter regarding Jupiter’s business. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed

The Board of Directors

GW Pharmaceuticals plc

February 2, 2021

with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Company Internal Data (including, without limitation, the Company Forecasts) have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby, and we have relied, at your direction, on the Company Internal Data (including, without limitation, the Company Forecasts) for purposes of our analysis and this opinion. We express no view or opinion as to the Company Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company or Jupiter, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company or Jupiter. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change, including any divestiture requirements or amendments or modifications, will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company or Jupiter, or the ability of the Company or Jupiter to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. We express no view or opinion as to what the value of Jupiter Shares actually will be when issued pursuant to the Transaction or the prices at which the Shares or Jupiter Shares will trade or otherwise be transferable at any time, including following the announcement or consummation of the Transaction. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other

The Board of Directors

GW Pharmaceuticals plc

February 2, 2021

person should vote with respect to the Acquisition or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

Annex C

200 West Street | New York, NY 10282-2198

Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

February 3, 2021

Board of Directors

GW Pharmaceuticals plc

Sovereign House

Vision Park Chivers Way

Histon Cambridge, CB24 9BZ

United Kingdom

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Jazz Pharmaceuticals Public Limited Company (“Jupiter”) and its affiliates) of the outstanding ordinary shares, nominal value £0.001 per share, including, for the avoidance of doubt, ordinary shares represented by American Depositary Shares, each of which represents twelve ordinary shares (the “Shares”), of GW Pharmaceuticals plc (the “Company”) of the Consideration (as defined below) to be paid to such holders pursuant to the Transaction Agreement, dated as of February 3, 2021 (the “Agreement”), by and among Jupiter, Jazz Pharmaceuticals UK Holdings Limited, a wholly owned subsidiary of Jupiter (“Bidco”), and the Company. The Agreement provides that pursuant to a Scheme of Arrangement, each Share (other than any Excluded Shares, as defined in the Agreement) will be acquired by Bidco (and/or (i) in respect of any or all of the Residual Shares (as defined in the Agreement), Jupiter and/or (ii) in respect of the Depositary Shares, the DR Nominee (each as defined in the Agreement)) and the holder thereof will have the right to receive (i) $16.66 2⁄3 in cash (the “Cash Consideration”) and (ii) that number of ordinary shares of Jazz Pharmaceuticals Public Limited Company, nominal value $0.0001 per share, (the “Jupiter Ordinary Shares”), equal to the Exchange Ratio (as defined below) (the “Share Deliverable”; and together with the Cash Consideration, collectively, the “Consideration”). As more fully set forth in the Agreement, the “Exchange Ratio” means the quotient obtained by dividing $1.66 2⁄3 by the Jupiter Share Price (as defined in the Agreement), provided, that (a) if the Jupiter Share Price is equal to or less than $139.72, the Exchange Ratio will equal 0.011929 and (b) if the Jupiter Share Price is equal to or greater than $170.76, the Exchange Ratio will equal 0.009760. Also as more fully set forth in the Agreement, each American Depositary Share shall be converted into the right to receive the Cash Consideration multiplied by twelve and the Share Deliverable multiplied by twelve.

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Jupiter, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We

Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Board of Directors

GW Pharmaceuticals plc

February 3, 2021

expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time. We have provided certain financial advisory and/or underwriting services to Jupiter and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint lead manager with respect to a private offering by Jazz Investments I Limited, an affiliate of Jupiter, of its 2.000% exchangeable senior notes due 2026 (aggregate principal amount $850 million) in June 2020. We may also in the future provide financial advisory and/or underwriting services to the Company, Jupiter and their respective affiliates for which our Investment Banking Division may receive compensation.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the fiscal years ended December 31, 2019 and September 30, 2018, and for the transition period from October 1, 2018 to December 31, 2018 and of Jupiter for the five years ended December 31, 2019; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Jupiter; certain other communications from the Company and Jupiter to their respective stockholders; certain publicly available research analyst reports for the Company and Jupiter; and certain internal financial analyses and forecasts for the Company prepared by its management as approved for our use by the Company (the “Forecasts”) and certain analyses prepared by the management of the Company related to the expected utilization by the Company of certain net operating loss carryforwards of the Company, as approved for our use by the Company (the “NOL Forecasts”). We have also held discussions with members of the senior managements of the Company and Jupiter regarding their assessment of the past and current business operations, financial condition and future prospects of the Company and Jupiter; reviewed the reported price and trading activity for the Shares and Jupiter Ordinary Shares; compared certain financial and stock market information for the Company and Jupiter with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the biopharmaceutical industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts and the NOL Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or Jupiter or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Jupiter or on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the

Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Board of Directors

GW Pharmaceuticals plc

February 3, 2021

Company; nor does it address any legal, regulatory, tax or accounting matters. We were not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. This opinion addresses only the fairness from a financial point of view to the holders (other than Jupiter and its affiliates) of Shares, as of the date hereof, of the Consideration to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Consideration to be paid to the holders (other than Jupiter and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which Jupiter Ordinary Shares will trade at any time or as to the potential effects of volatility in the credit, financial and stock markets on the Company or Jupiter or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Jupiter or the ability of the Company or Jupiter to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid to the holders (other than Jupiter and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman Sachs & Co. LLC
(GOLDMAN SACHS & CO. LLC)

Securities and Investment Services Provided by Goldman Sachs & Co. LLC

GW Pharmaceuticals plc
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Registered Holder
Electronic Voting Instructions
You can vote by Internet or telephone!
GW Pharmaceuticals plc encourages you to take advantage of the convenient ways by which you can vote your American Depositary Shares (“ADSs”). You can vote your ADSs electronically through the Internet or by telephone up to the ADS Voting Instructions Deadline of 10:00 a.m. (New York time) on [•], 2021. This eliminates the need to return your Voting Instruction Card below.
[GRAPHIC APPEARS HERE]Vote by Internet
•    Log on to the Internet and go to www.citi.com/dr.
•    Click on “Investors” and then click on “Voting by Internet”.
Vote by telephone
• Call toll free 1-800-652 Vote (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE
to     you for the call.
•    Follow the instructions provided by the recorded message.
If you choose to vote your ADSs electronically, there is no need to return your Voting Instructions Card.
Court Meeting and General Meeting 2021 Voting Instructions Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Issues – GW Pharmaceuticals plc
GW Pharmaceuticals plc has informed the Depositary that the Board of Directors recommends you to vote FOR the Scheme and FOR the following resolutions:
Court Meeting*     General Meeting**
ForAgainstWithheld
For the Scheme    ☐ Special Resolution ☐ ☐ ☐
Against the Scheme    ☐ Ordinary Resolution ☐ ☐ ☐
Authorized Signatures — Sign Here – This section must be completed for your instructions to be executed.
*For matters to be voted on at the Court Meeting:
If the Voting Instructions Card is signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.
If these voting instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the voting instructions with respect to such issue will be deemed defective and the Depositary shall not vote the Deposited Securities represented by your ADSs on such issue.
**For matters to be voted on at the General Meeting:
If the Voting Instructions Card is signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.
If these voting instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give a “WITHHELD” voting instruction for such issue.
Please be sure to sign and date this Voting Instructions Card.
Please sign your name to the Voting Instructions Card exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where there is more than one owner, each owner MUST sign. Voting Instructions Cards executed by a corporation should be in the full name of such corporation and be executed by a duly authorized officer with full title as such.
Date (mm/dd/yyyy) — Please print date below.    Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
⬛    1 U P X +

Court Meeting
To approve (with or without modification) a scheme of arrangement pursuant to Part 26 of the UK Companies Act 2006 (the “Scheme”).
General Meeting
Special Resolution: To authorize the Board of Directors of GW Pharmaceuticals plc (the “Company”) to take all such action to give effect to the Scheme, including the amendments to the Articles of Association of the Company.
Ordinary Resolution: To approve (on a non-binding, advisory basis) certain compensation arrangements that may be paid or become payable to the Company’s named executive officers.
Full details of the Court Meeting and the General Meeting, with explanatory notes, are set out in the “Notice of Court Meeting” and the “Notice of General Meeting of GW Pharmaceuticals plc”, each of which is contained in the proxy statement (including the exhibits to it) published by the Company on [•], 2021 (the “Proxy Statement”). It is recommended that you read the Proxy Statement in full. A copy of the Proxy Statement was mailed to you and is available on the Company’s website www.gwpharm.com/[•].
To submit your voting instructions electronically, please access the website www.citi.com/dr. You will need your Proxy Access Number which is the circled number on the shaded bar.
You can also call the telephone voting access number: 1-800-652-vote (8683). You will need your Proxy Access Number to proceed with the voting.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Court Meeting and General Meeting
The Voting Instructions Card must be completed, signed and
received at the indicated address prior to 10:00 a.m. (New York time) on [•], 2021 for action to be taken.
2021 VOTING INSTRUCTIONS CARD    AMERICAN DEPOSITARY SHARES
GW Pharmaceuticals plc (the “Company”)
CUSIP No.: 36197T103.
ADS Voting Record Time: 5:00 p.m. (New York time) on [•], 2021.
Meetings Specifics: Court Meeting – [•], 2021 at [•] p.m. (London time). General Meeting – [•], 2021 at [•] p.m. (London time).
Depositary: Citibank, N.A.
Deposit Agreement: Deposit Agreement, dated as of May 7, 2013, as amended.
Deposited Securities: Ordinary Shares of the Company.
Custodian: Citibank, N.A. (London Branch).
The undersigned registered holder (the “Registered Holder”), as of the ADS Voting Record Time, of the American Depositary Shares issued under the Deposit Agreement and identified on the reverse side hereof (such American Depositary Shares, the “ADSs”), acknowledges receipt of a copy of the Depositary Notice of Court Meeting and General Meeting (collectively, the “Meetings”) for the Company enclosed herewith and hereby irrevocably authorizes and directs the Depositary to cause to be voted at the Meetings (and any adjournment thereof) the Deposited Securities represented by the ADSs in the manner indicated on the reverse side hereof.
If, in respect of the Meetings, the Depositary does not receive the voting instructions from a Registered Holder by 10:00 a.m. (New York time) on [•], 2021, such Registered Holder’s ADS will not be voted at the Meetings. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities.
Registered Holders of ADSs who wish to attend either or both of the Meetings must take steps to present their ADSs (and, to the extent that such ADSs are certificated, the certificates evidencing such ADSs) to the Depositary for cancellation before 5:00 p.m. (New York time) on [•], 2021 (as the Depositary’s books will be closed for ADS cancellations after that date and will not reopen until [•], 2021) subject to the relevant Registered Holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees, together with: (i) delivery instructions for the Deposited Securities represented by such ADSs (including, if applicable, the name and address of the person who will be the Registered Holder of such Deposited Securities), and (ii) if the cancellation is to take place after the ADS Voting Record Time and before the Voting Record Time (as defined in the Proxy Statement), a certification that the Registered Holder: (x) beneficially owned the relevant ADSs as of the ADS Voting Record Time and has not given, and will not give, voting instructions to the Depositary in respect of such ADSs in relation to the Meetings (or has cancelled all voting instructions previously given), (y) beneficially owned the relevant ADSs as of the ADS Voting Record Time and has given voting instructions to the Depositary in respect of such ADSs in relation to the Meetings, but undertakes not to vote the Deposited Securities represented by such ADSs at the Meetings, or (z) did not beneficially own the relevant ADSs as of the ADS Voting Record Time, and undertakes not to vote the Deposited Securities represented by such ADSs at the Meetings. Registered Holders who hold their ADSs through a broker, bank, trust company or other nominee should promptly contact their broker, bank, trust company or other nominee to find out what actions are required to cancel the ADSs. Registered Holders of ADSs who present their ADSs to the Depositary for cancellation prior to 5.00 p.m. (New York time) on [•], 2021 in order to take delivery of Deposited Securities will be responsible for the payment of the Depositary’s fees associated with such cancellation ($0.05 per ADS presented for cancellation).
To appoint the Depositary’s nominee to vote on your behalf, your Voting Instructions Card must be signed, completed and received at the Depositary’s indicated address prior to 10:00 a.m. (New York time) on [•], 2021. * * * * *
The undersigned Registered Holder(s) hereby appoint(s) the Depositary’s nominee as its/their proxy (the “Proxy”) to attend, submit questions and vote in respect of all of the Deposited Securities represented by its/their ADSs at the Court Meeting and the General Meeting (and any adjournment thereof).
Please indicate on the reverse side hereof how the Deposited Securities are to be voted. By signing on the reverse side hereof, the undersigned represents to the Proxy, the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.      +

GW Pharmaceuticals plc
Beneficial Owner
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Court Meeting and General Meeting 2021 Voting Instructions Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Issues – GW Pharmaceuticals plc
GW Pharmaceuticals plc has informed the Depositary that the Board of Directors recommends you to vote FOR the Scheme and FOR the following resolutions:
Court Meeting*     General Meeting**
ForAgainstWithheld
For the Scheme    ☐ Special Resolution ☐ ☐ ☐
Against the Scheme    ☐ Ordinary Resolution ☐ ☐ ☐
Authorized Signatures — Sign Here – This section must be completed for your instructions to be executed.
*For matters to be voted on at the Court Meeting:
If the Voting Instructions Card is signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.
If these voting instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the voting instructions with respect to such issue will be deemed defective and the Depositary shall not vote the Deposited Securities represented by your ADSs on such issue.
**For matters to be voted on at the General Meeting:
If the Voting Instructions Card is signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.
If these voting instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give an “WITHHELD” voting instruction for such issue.
Please be sure to sign and date this Voting Instructions Card.
Please sign your name to the Voting Instructions Card exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where there is more than one owner, each owner MUST sign. Voting Instructions Cards executed by a corporation should be in the full name of such corporation and be executed by a duly authorized officer with full title as such.
Date (mm/dd/yyyy) — Please print date below.    Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. ⬛    1 U P X +

Court Meeting
To approve (with or without modification) a scheme of arrangement pursuant to Part 26 of the UK Companies Act 2006 (the “Scheme”).
General Meeting
Special Resolution: To authorize the Board of Directors of GW Pharmaceuticals plc (the “Company”) to take all such action to give effect to the Scheme, including the amendments to the Articles of Association of the Company.
Ordinary Resolution: To approve (on a non-binding, advisory basis) certain compensation arrangements that may be paid or become payable to the Company’s named executive officers.
Full details of the Court Meeting and the General Meeting, with explanatory notes, are set out in the “Notice of Court Meeting” and the “Notice of General Meeting of GW Pharmaceuticals plc”, each of which is contained in the proxy statement (including the exhibits to it) published by the Company on [•], 2021 (the “Proxy Statement”). It is recommended that you read the Proxy Statement in full. A copy of the Proxy Statement was mailed to you and is available on the Company’s website www.gwpharm.com/[•].
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Court Meeting and General Meeting
The Voting Instructions Card must be completed, signed and
received at the indicated address prior to 10:00 a.m. (New York time) on [•], 2021 for action to be taken.
2021 VOTING INSTRUCTIONS CARD    AMERICAN DEPOSITARY SHARES
GW Pharmaceuticals plc (the “Company”)
CUSIP No.: 36197T103.
ADS Voting Record Time: 5:00 p.m. (New York time) on [•], 2021.
Meetings Specifics: Court Meeting – [•], 2021 at [•] p.m. (London time). General Meeting – [•], 2021 at [•] p.m. (London time).
Depositary: Citibank, N.A.
Deposit Agreement: Deposit Agreement, dated as of May 7, 2013, as amended.
Deposited Securities: Ordinary Shares of the Company.
Custodian: Citibank, N.A. (London Branch).
The undersigned beneficial owner (the “Beneficial Owner”), as of the ADS Voting Record Time, of the American Depositary Shares issued under the Deposit Agreement and identified on the reverse side hereof (such American Depositary Shares, the “ADSs”), acknowledges receipt of a copy of the Depositary Notice of Court Meeting and General Meeting (collectively, the “Meetings”) for the Company enclosed herewith and hereby irrevocably authorizes and directs the Depositary to cause to be voted at the Meetings (and any adjournment thereof) the Deposited Securities represented by the ADSs in the manner indicated on the reverse side hereof.
If, in respect of the Meetings, the Depositary does not receive the voting instructions from a Beneficial Owner by 10:00 a.m. (New York time) on [•], 2021, such Beneficial Owner’s ADS will not be voted at the Meetings. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities.
Beneficial Owners of ADSs who wish to attend either or both of the Meetings must take steps to present their ADSs (and, to the extent that such ADSs are certificated, the certificates evidencing such ADSs) to the Depositary for cancellation before 5:00 p.m. (New York time) on [•], 2021 (as the Depositary’s books will be closed for ADS cancellations after that date and will not reopen until [•], 2021) subject to the relevant Beneficial Owner’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees, together with: (i) delivery instructions for the Deposited Securities represented by such ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Deposited Securities), and (ii) if the cancellation is to take place after the ADS Voting Record Time and before the Voting Record Time (as defined in the Proxy Statement), a certification that the Beneficial Owner: (x) beneficially owned the relevant ADSs as of the ADS Voting Record Time and has not given, and will not give, voting instructions to the Depositary in respect of such ADSs in relation to the Meetings (or has cancelled all voting instructions previously given), (y) beneficially owned the relevant ADSs as of the ADS Voting Record Time and has given voting instructions to the Depositary in respect of such ADSs in relation to the Meetings, but undertakes not to vote the Deposited Securities represented by such ADSs at the Meetings, or (z) did not beneficially own the relevant ADSs as of the ADS Voting Record Time, and undertakes not to vote the Deposited Securities represented by such ADSs at the Meetings. Beneficial Owners who hold their ADSs through a broker, bank, trust company or other nominee should promptly contact their broker, bank, trust company or other nominee to find out what actions are required to cancel the ADSs on their behalf. Beneficial Owners of ADSs who present their ADSs to the Depositary for cancellation prior to 5.00 p.m. (New York time) on [•], 2021 in order to take delivery of Deposited Securities will be responsible for the payment of the Depositary’s fees associated with such cancellation ($0.05 per ADS presented for cancellation).
* * * * *
The undersigned Beneficial Owner(s) hereby appoint(s) the Depositary’s nominee as its/their proxy (the “Proxy”) to attend, submit questions and vote in respect of all of the Deposited Securities represented by its/their ADSs at the Court Meeting and the General Meeting (and any adjournment thereof).
Please indicate on the reverse side hereof how the Deposited Securities are to be voted. By signing on the reverse side hereof, the undersigned represents to the Proxy, the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Depositary Notice of

Court Meeting and General Meeting

for

GW Pharmaceuticals plc

ADSs:	American Depositary Shares (“ADSs”).

ADS CUSIP No.:	36197T103.

Deposited Securities:	Ordinary shares, par value £0.001 per share (the “Shares”), in the capital of GW Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales (the “Company”).

ADS Voting Record Time:	5:00 p.m. (New York time) on [●], 2021.

Meeting Specifics:	Court Meeting – [●], 2021 at [●] p.m. (London time). General Meeting – [●], 2021 at [●] p.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

Meeting Agenda:	Please refer to the “Notice of Court Meeting” and “Notice of General Meeting of GW Pharmaceuticals plc” attached to the proxy statement published by the Company on [●], 2021 (the “Proxy Statement”).

ADS Voting Instructions Deadline:	Prior to 10:00 a.m. (New York time) on [●], 2021.

Share-to-ADS Ratio:	Twelve (12) Shares to one (1) ADS.

Depositary:	Citibank, N.A.

Custodian of Deposited Securities:	Citibank, N.A. (London Branch).

Deposit Agreement:	Deposit Agreement, dated as of May 7, 2013, by and among the Company, the Depositary and all holders and beneficial owners of ADSs issued thereunder, as amended.

To be counted, your voting instructions need to be received by the

Depositary prior to 10:00 a.m. (New York time) on [●], 2021.

The Depositary’s books will be closed for ADS issuances and cancellations from [●], 2021 at 5:00 p.m. (New York time) until

[●], 2021 at 5:00 p.m. (New York time).

The Company has announced that the Court Meeting and the General Meeting (collectively, the “Meetings”) will be held at the date and time identified above at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom. Full details of the Court Meeting and the General Meeting, with explanatory notes, are set out in the “Notice of Court Meeting” and the “Notice of General Meeting of GW Pharmaceuticals plc”, each of which is attached to the Proxy Statement (including the exhibits to it). It is recommended that you read the Proxy Statement in full. A copy of the Proxy Statement is available on the Company’s website at www.gwpharm.com/[●].]

Holders of ADSs wishing to give voting instructions to the Depositary by mail must complete, sign and return the enclosed Voting Instructions Card, prior to the ADS Voting Instructions Deadline, in the enclosed pre-addressed envelope. Alternatively, holders of ADSs may give voting instructions to the Depositary by Internet or telephone, as set out below.

If, in respect of the Meetings, the Depositary does not receive voting instructions from a holder of ADSs by the ADS Voting Instructions Deadline, such holder’s ADSs will not be voted at the Meetings. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities.

The enclosed materials are provided to allow you to vote at the Meetings. There are three alternative ways for voting:

a)	Through the Internet: If you are a registered ADS holder (i.e., you do not hold your ADSs through a broker, bank, trust company or other nominee), please follow these instructions:

•	Access the website www.citi.com/dr.

•	Click on “Investors” and then click on “Voting by Internet”.

•	Enter your “Proxy Access Number” which is the circled number located on the front of the Voting Instructions Card in the shaded bar.

•	Complete the voting instructions provided on the Internet site by the ADS Voting Instructions Deadline.

If you hold your ADSs through a broker, bank, trust company or other nominee and you wish to vote through the Internet, you should contact your broker, bank, trust company or other nominee.

b)	On the Telephone: If you are a registered ADS holder (i.e., you do not hold your ADSs through a broker, bank, trust company or other nominee), please follow these instructions:

•	Call the telephone voting access number: 1-800-652-Vote (8683).

•	Enter your “Proxy Access Number” which is the circled number located on the front of the Voting Instructions Card in the shaded bar.

•	Complete the voting instructions as indicated on a recording by the ADS Voting Instructions Deadline.

If you hold your ADSs through a broker, bank, trust company or other nominee and you wish to vote on the telephone, you should contact your broker, bank, trust company or other nominee.

c)	By Mailing the Voting Instructions Card: If you are a registered ADS holder (i.e., you do not hold your ADSs through a broker, bank, trust company or other nominee), please follow these instructions:

•	Complete all of the required information on the Voting Instructions Card.

•	Sign the Voting Instructions Card and return the card by the ADS Voting Instructions Deadline to GW Pharmaceuticals plc, c/o Citibank Shareholder Services, P.O. Box 505050, Louisville KY 40233-9724.

If you hold your ADSs through a broker, bank, trust company or other nominee, you should contact your broker, bank, trust company or other nominee.

Please note that the Deposit Agreement provides that, in connection with the Meetings, the Depositary shall not be responsible for instructions not carried out or for the manner in which any vote is cast or the effect of any vote, provided that such action or omission is in good faith and in accordance with the terms of the Deposit Agreement.

Holders of ADSs who wish to attend either or both of the Meetings must take steps to present their ADSs (and, to the extent that such ADSs are certificated, the certificates evidencing such ADSs) to the Depositary for cancellation before 5:00 p.m. (New York time) on [●], 2021 (subject to the relevant holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with: (i) delivery instructions for the Deposited Securities represented by such ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Deposited Securities), and (ii) if the cancellation is to take place after the ADS Voting Record Time and before the Voting Record Time (as defined in the Proxy Statement), a certification that the Holder:

2

(x) beneficially owned the relevant ADSs as of the ADS Voting Record Time and has not given, and will not give, voting instructions to the Depositary in respect of such ADSs in relation to the Meetings (or has cancelled all voting instructions previously given), (y) beneficially owned the relevant ADSs as of the ADS Voting Record Time and has given voting instructions to the Depositary in respect of such ADSs in relation to the Meetings, and undertakes not to vote the Deposited Securities represented by such ADSs at the Meetings, or (z) did not beneficially own the relevant ADSs as of the ADS Voting Record Time, and undertakes not to vote the Deposited Securities represented by such ADSs at the Meetings. Holders of ADSs who hold their ADSs through a broker, bank, trust company or other nominee should promptly contact their broker, bank, trust company or other nominee to find out what actions are required to cancel the ADSs. Holders of ADSs who present their ADSs to the Depositary for cancellation prior to 5.00 p.m. (New York time) on [●], 2021 in order to take delivery of Deposited Securities will be responsible for the payment of the Depositary’s fees associated with such cancellation ($0.05 per ADS presented for cancellation).

You may also find additional information on the website www.citi.com/dr.

The information contained herein with respect to the Meetings has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as Depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy of such information. Citibank, N.A. does not, and should not be deemed to, express any opinion with respect to the proposals to be considered at the Meetings. The rights and obligations of the holders and beneficial owners of ADSs, the Company and the Depositary are set forth in their entirety in the Deposit Agreement and summarized in the American Depositary Receipts. If you wish to receive a copy of the Deposit Agreement, please contact the Depositary at the number set forth below.

If you have any questions, please contact Citibank, N.A. - ADR Shareholder Services at +1-866-248-4237.

Citibank, N.A., as Depositary

3

FORM OF PROXY
Court Meeting of GW Pharmaceuticals plc at [• p.m.] (London time) on [•] 2021. Please complete this Form of Proxy in black ink.
Please Meeting read attached the Notice to the of proxy Court    dated statement [X] 2021 of GW (the Pharmaceuticals “Proxy Statement”) Notes overleaf and before the Explanatory completing    this form.
To be effective, all proxy appointments must be received by the Company’s registrar, Link Group, by no later than [• p.m.] (London time) on [•] 2021. If the Form of Proxy is not received by that time, it may be emailed to post_proxy_deadline_ court_votes@linkgroup.co.uk at any time prior to the commencement of the Court Meeting.
By an order dated [X] 2021 made in the matter of GW Pharmaceuticals plc (the “Company”), the High Court of Justice of England and Wales (the “Court”) has granted permission for a meeting of the Scheme Shareholders (as defined in the Proxy Statement) to be convened for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the Scheme Shareholders (as defined in the Proxy Statement), such court meeting to be held at Kingsgate House, Newbury Road, Andover SP10 4DU on [•] 2021 at [• p.m.] (London time) (the “Court
Meeting”).
Voting ID Task ID Investor Code
I/We hereby appoint the Chair of the Court Meeting OR the person indicated in box 1 below as my/our proxy to attend, submit questions and vote in respect of some or all of my/our voting entitlement on my/our behalf at the Court Meeting and at any adjourned meeting, for the purposes of considering and, if thought fit, approving (with or without modification) the proposed Scheme referred to in the Notice of Court Meeting and at such meeting, or any adjournment thereof, to vote for me/us and in my/our name(s) for the Scheme (either with or without modification, as my/our proxy may approve) or against the Scheme as indicated below.
Please insert the name of your proxy in box 1, or leave box 1 blank if you wish to appoint the Chair of the Court Meeting. Do not insert your name(s). Please insert the number of Scheme Shares you wish to appoint a proxy in relation to in box 2, or leave box 2 blank if you wish to appoint a proxy in relation to all of your Scheme Shares.
1) Name of Proxy: 2) Number of Scheme Shares:
Tick box if you wish to appoint multiple proxies. For the appointment of more than one proxy, please refer to Note 8 overleaf.
IMPORTANT: If you wish to vote for the Scheme, sign your name in the box marked “FOR the Scheme” and date in the box opposite. If you wish to vote against the Scheme, sign your name in the box marked “AGAINST the Scheme” and date in the box opposite. Only insert your signature once. If you sign in both boxes, or if you do not sign in either box, then this Form of Proxy will be invalid. Joint shareholders should refer to Note 9 overleaf.
The Board of Directors recommends you vote FOR the Scheme:
FOR the Scheme: Date: AGAINST the Scheme: Date:
Please detach this portion of the Form of Proxy before posting to Link Group in the pre-paid envelope provided. This Form of Proxy must be signed and dated before it is posted to Link Group.
Alternatively, you can submit your proxy electronically at www.signalshares.com (see Note 5 overleaf). Members who hold their shares in uncertificated form through CREST who wish to appoint a proxy or proxies through the CREST electronic appointment service may do so by using the procedures described in the CREST manual. If the Form of Proxy is not returned by [• p.m.] (London time) on [•] 2021 (or as specified in Note 5 overleaf), it may be emailed to post_proxy_deadline_court_votes@ linkgroup.co.uk at any time prior to the commencement of the Court Meeting.
Product ID
+ +
Attendance Card for the Court Meeting
Please retain this Attendance Card as you will need the details below to join the Court Meeting virtually
The Court Meeting of GW Pharmaceuticals plc will be held at Kingsgate House, Newbury Road, Andover SP10 4DU on [•] 2021 at [• p.m.] (London time).
Attendance
In light of the COVID-19 Restrictions, Scheme Shareholders and other persons will not be permitted to attend the Court Meeting in person, save for the Chair of the Court Meeting and anyone else nominated by the Chair of the Court Meeting. Scheme Shareholders will be given the opportunity to attend, submit questions and vote at the Court Meeting via a virtual meeting platform provided by Lumi. Scheme Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables Scheme Shareholders to be seen and heard through an audio visual link during the course of the Court Meeting if they would prefer to do so.
If you would like to attend the Lumi Virtual Meeting, you will require the following details: Lumi Meeting ID: [•] IVC: [x] PIN: [x]
Further details on how to attend the Lumi Virtual Meeting are set out in Note 3 overleaf, in the Notice of Court Meeting, and in the Lumi Virtual Meeting Guide.

Notes to the Form of Proxy
1. Full details of the Court Meeting, with explanatory notes, are set out in the Notice of Court Meeting which is attached to the Proxy Statement sent to members on [X] 2021. Before completing this Form of Proxy, please also read “Action to be Taken” set out on pages 45 to 47 of the Proxy Statement. Terms defined in the Proxy Statement shall apply in this Form of Proxy unless the context otherwise requires.
2. The Court has appointed [ • ], or failing him, [ • ], or failing him, [ • ], or failing her, any other GW Director to act as Chair of the Court Meeting and has directed the Chair to report the result thereof to the Court. Scheme Shareholders are reminded that, in light of the COVID-19 Restrictions, Scheme Shareholders and other persons will not be permitted to attend the Court Meeting in person, save for the Chair of the Court Meeting and anyone else nominated by the Chair. Scheme Shareholders will be given the opportunity to attend, submit questions and vote at the Court Meeting via a virtual meeting platform provided by Lumi AGM UK Limited (“Lumi”) (the “Virtual Meeting Platform”), further details of which are set out in Note 3 below and in the Proxy Statement.
3. You can access the Court Meeting remotely via the Virtual Meeting Platform by accessing https://web.lumiagm.com via a mobile web client, which is compatible with the latest browser versions of Chrome, Firefox, Internet Explorer 11 (Internet Explorer v.10 and below are not supported), Edge and Safari and can be accessed using any web browser on a PC, smartphone device or tablet. Alternatively, Scheme Shareholders can access the Virtual Meeting Platform by downloading the latest version of the Lumi AGM application (the “App”) onto your smartphone device or tablet. Once you have accessed https://web. lumiagm.com from your web browser, you will be asked to enter the Lumi Meeting ID which is [ • ]. You will then be prompted to enter your unique Investor Code (“IVC”) and PIN. These can be found printed on the Attendance Card on the front page of this Form of Proxy. Access to the Court Meeting via the website or App will be available from [• p.m.] (London time) on [•] 2021. Please note however that your ability to vote will not be enabled until the Chair of the Court Meeting formally opens the Court Meeting at [• p.m.] (London time). If you are unable to access your IVC and PIN, please call Link Group between 9:00 a.m. and 5:30 p.m. (London time) Monday to Friday (except English and Welsh public holidays) on +44 (0)371 277 1020. Calls will be charged at national or international rates as the case may be. Calls are charged at the standard geographic rate and vary by provider. Please note that calls may be monitored or recorded and Link Group cannot provide advice on the merits of the Acquisition or the Scheme or give any financial, legal or tax advice.
4. Only Scheme Shareholders, or their duly appointed representatives, are entitled to attend and vote at the Court Meeting (in each case, remotely via the Virtual Meeting Platform). Scheme Shareholders may appoint one or more proxies (provided that each proxy is appointed to exercise rights attached to a different share or shares), who need not be Scheme Shareholders, to exercise all or any of his/her rights to attend, submit questions and, on a poll, to vote (in each case, remotely, via the Virtual Meeting Platform) on their behalf at the Court Meeting. Scheme Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables Scheme Shareholders to be seen and heard through an audio visual link during the course of the Court Meeting if they would prefer to do so. Scheme Shareholders are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible, using any of the methods (by post, email, online or electronically through CREST) set out in this Form of Proxy. Scheme Shareholders are also strongly encouraged to appoint “the Chair of the Court Meeting” as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the Court Meeting in person, but will be able to attend, submit questions and vote at the Court Meeting remotely via the Virtual Meeting Platform as described above. If you wish to appoint a person other than the Chair, please insert the name of your chosen proxy holder in box 1 provided (see front page). If the proxy is being appointed in relation to less than your full voting entitlement, please enter in box 2 the number of shares in relation to which they are authorised to act as your proxy. If left blank, your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this Form of Proxy has been issued in respect of a designated account for a Scheme Shareholder, the full voting entitlement for that designated account). The Form of Proxy gives your proxy(ies) full rights to attend, submit questions and vote (remotely, via the Virtual Meeting Platform). Any proxy appointed pursuant to this Form of Proxy will vote as indicated by this Form of Proxy ‘For’ or ‘Against’ the Scheme. For any other business arising at the Court Meeting (including any procedural motion or resolution not listed in the Notice of the Court Meeting) the proxy appointed pursuant to this Form of Proxy will vote at his sole discretion.
5. It is requested that the Form of Proxy, and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority), must either be (a) sent (or delivered by hand during normal business hours) to the Company’s registrar, Link Group, of PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL in the envelope provided or (b) lodged using the CREST electronic proxy appointment service in accordance with the procedures set out in the CREST Manual or (c) registered through www.signalshares.com as set out below, in each case, so as to arrive no later than [• p.m.] (London time) on [X] 2021 or, if the Court Meeting is adjourned, 48 hours before the time fixed for the adjourned Court Meeting (excluding any part of such 48 hour period falling on a non-working day). However, if not so lodged, the Form of Proxy may be emailed to post_proxy_deadline_court_votes@linkgroup.co.uk at any time prior to the commencement of the Court Meeting. In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by Link Group (ID: RA10) not later than 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time fixed for the Court Meeting or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Link Group are able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. If the CREST proxy appointment or instruction is not received by this time, the Form of Proxy may be emailed to post_proxy_deadline_court_votes@linkgroup.co.uk any time prior to the commencement of the Court Meeting or any adjournment thereof. Where the proxy is returned by post, the pre-paid envelope enclosed does not require a stamp if posted in Great Britain, the Channel Islands or Northern Ireland. Alternatively, Scheme Shareholders who prefer to register the appointment of their proxy online can do so at www.signalshares.com where full instructions on the procedure are given. The Voting ID, Task ID and IVC printed on the Form of Proxy will be required to use this electronic proxy appointment system. A proxy appointment made online or electronically will not be valid if received by Link Group after [• p.m.] (London time) on [•] 2021 (or, in the case of an adjourned meeting, later than 48 hours prior to the time and date set for the adjourned meeting, excluding any part of such 48 hour period falling on a non-working day). Please note that any electronic communication found to contain a computer virus will not be accepted. A proxy appointment sent by CREST may be treated as invalid in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001. The CREST Manual is available by logging on to www.euroclear.com.
6. Please indicate how you wish to vote with a signature in either the box marked “FOR the Scheme” or the box marked “AGAINST the Scheme”. Unless otherwise instructed, the person appointed as proxy will exercise his/her discretion as to any business other than the resolution to approve the Scheme (including amendments to the resolution and any procedural business, including any resolution to adjourn) which may come before the Court Meeting. CREST members and, where applicable, their CREST sponsors should also note that an option to withhold a vote may be available on CREST; however, a vote withheld is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ the resolution to approve the scheme or in relation to any other business that comes before the Court Meeting.
7. Only those Scheme Shareholders registered in the register of shareholders of the Company as at 6.00 p.m. (London time) on [•]    2021 or, if the Court Meeting is adjourned, as at 6.00 p.m. (London time) on the day that is two days prior to the Court Meeting, will be entitled to attend or vote at the Court Meeting in respect of the number of Scheme Shares registered in their name at that time. Changes to entries on the relevant register of shareholders after 6.00 p.m. (London time) on [•] 2021, or, if the Court Meeting is adjourned, after 6.00 p.m. (London time) on the day that is two days prior to the Court Meeting, will be disregarded in determining the rights of any person to attend or vote at the Court Meeting.
8. If you wish to appoint more than one proxy in respect of your shareholding, tick the box where indicated and photocopy the Form of Proxy or contact the Company’s registrar, Link Group, by telephone on +44 (0)371 277 1020 for further Forms of Proxy. Lines are open from 9.00 a.m. to 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays). Calls will be charged at national or international rates as the case may be. Calls are charged at the standard geographic rate and vary by provider. Please note that calls may be recorded and Link Group cannot provide legal, tax or financial advice, or advice on the merits of the Scheme. Please ensure that all of the multiple Forms of Proxy in respect of one registered holding of Scheme Shares are sent to the Company’s registrar, Link Group, of PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL using the pre-paid envelope provided.
9. In the case of joint holders, any one holder may vote. If more than one holder is present at the meeting, or purports to appoint a proxy, only the vote of, or appointment made by, the senior holder will be accepted, seniority being determined by the order in which the names appear on the register.
10. A Scheme Shareholder which is a corporation may authorise a person or persons to act as its representative(s) at the Court Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual Scheme Shareholder of the Company, provided that it does not do so in relation to the same shares.
11. Any alterations to this Form of Proxy must be initialled by the person who signs it.
12. Neither the death nor the insanity of a Scheme Shareholder who has appointed a proxy, nor the revocation or termination by a Scheme Shareholder of the appointment of a proxy (or of the authority under which the appointment was made), shall invalidate the proxy or the exercise of any of the rights of the proxy thereunder, unless notice of such death, insanity, revocation or termination shall have been either received by Link Group at the address specified for receipt of the Forms of Proxy not less than 48 hours before the commencement of the Court Meeting or adjournment thereof (excluding any part of such 48 hour period falling on a non-working day) or by email at the email address specified for receipt of the Forms of Proxy any time prior to the commencement of the Court Meeting. 13. You may not use any electronic address provided either in this Form of Proxy, in the Notice of Court Meeting or in any related documents to communicate with the Company for any purposes other than those expressly stated.
14. If you have any questions relating to the Form of Proxy, please call Link Group between 9.00 a.m. and 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays) on +44 (0)371 277 1020. Calls will be charged at national or international rates as the case may be. Calls are charged at the standard geographic rate and vary by provider.
Please note that calls may be recorded and Link Group cannot provide legal, tax or financial advice, or advice on the merits of the Scheme.

FORM OF PROXY
General Meeting of GW Pharmaceuticals plc at [• p.m.] (London time) (or as soon thereafter as the Court Meeting concludes or is adjourned) on [• ] 2021. Please complete this Form of Proxy in black ink.
Please Meeting read of GW the Pharmaceuticals Notice of General plc    GW attached Pharmaceuticals to the proxy plc statement dated [X] of 2021 Explanatory (the “Proxy Notes Statement”) overleaf before and the    completing this form.
To be effective, all proxy appointments must be received by the Company’s registrar, Link Group, by no later than [• p.m.] (London time) on [•] 2021.
Voting ID Task ID Investor Code
I/We hereby appoint the Chair of the General Meeting OR the person indicated in box 1 as my/our proxy to attend, submit questions and vote on my/our behalf at the General Meeting of GW Pharmaceuticals plc (the “Company”) or at any adjournment thereof to be held at Kingsgate House, Newbury Road, Andover SP10 4DU on [•] 2021 at [• a.m.] (London time) (or as soon thereafter as the Court Meeting concludes or is adjourned).
Please insert the name of your proxy in box 1, or leave box 1 blank if you wish to appoint the Chair of the General Meeting. Do not insert your name(s). Please specify in box 2 the number of shares you wish to appoint a proxy in relation to, or leave box 2 blank if you wish to appoint a proxy in relation to all of your shares.
1) Name of Proxy: 2) Number of shares proxy appointed over:
Please indicate here with an ‘X’ if this Form of Proxy is one of multiple instructions being given (see Note 9 overleaf).
Please indicate your vote by marking the appropriate box like this: X
If you mark more than one box for each resolution, this Form of Proxy will be invalid. The Board of Directors recommends you vote FOR the following resolutions:
Special Resolution FOR AGAINST WITHHELD
1. To authorise the directors to take all such action to give effect to the Scheme, as set out in the Notice of General Meeting of GW Pharmaceuticals plc, including the amendments to the Articles of Association.
Ordinary Resolution
2. To approve (on a non-binding, advisory basis) certain compensation arrangements that may be paid or become payable to the Company’s named executive officers, as set out in the Notice of General Meeting of GW Pharmaceuticals plc.
Signature (see Notes 5 and 11 overleaf) Date
Please detach this portion of the Form of Proxy before posting to Link Group in the pre-paid envelope provided. This Form of Proxy must be signed and dated before it is posted to Link Group.
Alternatively, you can submit your proxy electronically at www.signalshares.com (see Note 5 overleaf). Members who hold their shares in uncertificated form through CREST who wish to appoint a proxy or proxies through the CREST electronic appointment service may do so by using the procedures described in the CREST manual.
Product ID
+ +
Attendance Card for the General Meeting
Please retain this Attendance Card as you will need the details below to join the General Meeting virtually
The General Meeting of GW Pharmaceuticals plc will be held at Kingsgate House, Newbury Road, Andover SP10 4DU on [•] 2021 at [• p.m.] (London time).
Attendance
In light of the COVID-19 Restrictions, GW Shareholders and other persons will not be permitted to attend the General Meeting in person, save for the Chair of the General Meeting and anyone else nominated by the Chair of the General Meeting. GW Shareholders will be given the opportunity to attend, submit questions and vote at the General Meeting via a virtual meeting platform provided by Lumi. GW Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW Shareholders to be seen and heard through an audio visual link during the course of the General Meeting if they would prefer to do so.
If you would like to attend the Lumi Virtual Meeting, you will require the following details: Lumi Meeting ID: [•] IVC: [x] PIN: [x]
Further details on how to attend the Lumi Virtual Meeting are set out in Note 3 overleaf, in the Notice of General Meeting of GW Pharmaceuticals plc, and in the Lumi Virtual Meeting Guide.
+ +

Notes to Form of Proxy
1. Full details of the resolutions to be proposed at the General Meeting, together with explanatory notes, are set out in the Notice of General Meeting of GW Pharmaceuticals plc which is attached to the Proxy Statement sent to Scheme Shareholders on [X] 2021. Before completing this Form of Proxy, please also read “Action to be Taken” set out on pages 45 to 47 of the Proxy Statement. Terms used in this Form of Proxy shall have the meanings given in the Proxy Statement unless the context otherwise requires.
2. GW Shareholders are reminded that, in light of the COVID-19 Restrictions, GW Shareholders and other persons will not be permitted to attend the General Meeting in person, save for the Chair of the General Meeting and anyone else nominated by the Chair. GW Shareholders will be given the opportunity to attend, submit questions and vote at the General Meeting via a virtual meeting platform provided by Lumi AGM UK Limited (“Lumi”) (the “Virtual Meeting Platform”), further details of which are set out in Note 3 below and in the Proxy Statement.
3. You can access the General Meeting remotely via the Virtual Meeting Platform by accessing https://web.lumiagm.com via a mobile web client, which is compatible with the latest browser versions of Chrome, Firefox, Internet Explorer 11 (Internet Explorer v.10 and below are not supported), Edge and Safari and can be accessed using any web browser on a PC, smartphone device or tablet. Alternatively, GW Shareholders can access the Virtual Meeting Platform by downloading the latest version of the Lumi AGM application (the “App”) onto your smartphone device or tablet. Once you have accessed https://web. lumiagm.com from your web browser, you will be asked to enter the Lumi Meeting ID which is [ • ]. You will then be prompted to enter your unique Investor Code (“IVC”) and PIN. These can be found printed on the Attendance Card on the front page of this Form of Proxy. Access to the General Meeting via the website or App will be available from [• p.m.] (London time) on [•] 2021. Please note however that your ability to vote will not be enabled until the Chair formally opens the General Meeting at [• p.m.] (London time) or, if later, as soon thereafter as the Court meeting is concluded or adjourned. If you are unable to access your IVC and PIN, please call Link Group between 9.00 a.m. and 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays) on +44 (0)371 277 1020. Calls will be charged at national or international rates as the case may be. Calls are charged at the standard geographic rate and vary by provider. Please note that calls may be monitored or recorded and Link Group cannot provide advice on the merits of the Transaction or the Scheme or give any financial, legal or tax advice.
4. Only GW Shareholders, or their duly appointed representatives, are entitled to attend and vote at the General Meeting (in each case, remotely via the Virtual Meeting Platform). GW Shareholders may appoint one or more proxies (provided that each proxy is appointed to exercise rights attached to a different share or shares), who need not be GW Shareholders, to exercise all or any of his/her rights to attend, submit questions and, on a poll, to vote (in each case, remotely, via the Virtual Meeting Platform) on their behalf at the General Meeting. GW Shareholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables GW Shareholders to be seen and heard through an audio visual link during the course of the General Meeting if they would prefer to do so. GW Shareholders are strongly encouraged to submit proxy appointments and instructions for the General Meeting as soon as possible, using any of the methods (by post, online or electronically through CREST) set out in this Form of Proxy. GW Shareholders are also strongly encouraged to appoint “the Chair of the General Meeting” as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the General Meeting in person, but will be able to attend, submit questions and vote at the General Meeting remotely via the Virtual Meeting Platform as described above. If you wish to appoint a person other than the Chair, please insert the name of your chosen proxy holder in box 1 (see front page). If the proxy is being appointed in relation to less than your full voting entitlement, please enter in box 2 the number of shares in relation to which they are authorised to act as your proxy. If left blank, your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this Form of Proxy has been issued in respect of a designated account for a GW Shareholder, the full voting entitlement for that designated account). The Form of Proxy gives your proxy(ies) full rights to attend, submit questions and vote (remotely, via the Virtual Meeting Platform). Any proxy appointed pursuant to this Form of Proxy will vote as indicated by this Form of Proxy on the Special Resolution and Ordinary Resolution. For any other business arising at the General Meeting (including any procedural motion or resolution not listed in the Notice of the General Meeting) the proxy appointed pursuant to this Form of Proxy will vote at his or her sole discretion.
5. To be valid, the Form of Proxy, and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority), must either be (a) sent (or delivered by hand during normal business hours) to the Company’s registrar, Link Group, of PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL in the envelope provided or (b) lodged using the CREST electronic proxy appointment service in accordance with the procedures set out in the CREST Manual or (c) registered through www.signalshares.com as set out below, in each case, so as to arrive no later than [• p.m.] (London time) on [•] 2021 or, if the General Meeting is adjourned, 48 hours before the time fixed for the adjourned General Meeting (excluding any part of such 48 hour period falling on a non-working day). In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by Link Group (ID: RA10) not later than 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time fixed for the General Meeting or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Link Group are able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. Where the proxy is returned by post, the pre-paid envelope enclosed does not require a stamp if posted in Great Britain, the Channel Islands or Northern Ireland. The form must be signed and dated by the shareholder or their attorney duly authorised in writing. In the case of a corporation, this form may be executed by the signature(s) of a duly authorised officer or attorney. In the case of joint holders only one need sign. Alternatively, GW Shareholders who prefer to register the appointment of their proxy online can do so through the website www.signalshares.com where full instructions on the procedure are given. The Voting ID, Task ID and IVC printed on the Form of Proxy will be required to use this electronic proxy appointment system. A proxy appointment made online or electronically will not be valid if received by Link Group after [• p.m.] (London time) on [•] 2021 (or, in the case of an adjourned meeting, later than 48 hours prior to the time and date set for the adjourned meeting, excluding any part of such 48 hour period falling on a non-working day). Please note that any electronic communication found to contain a computer virus will not be accepted. A proxy appointment sent by CREST may be treated as invalid in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001. The CREST Manual is available by logging on to www.euroclear.com.
6. Please indicate with an ‘X’ in the boxes how you wish your vote to be cast. Unless otherwise instructed, the person appointed as proxy will exercise his/her discretion as to how he/she votes or whether he/she abstains from voting on the resolution and on any other business (including amendments to the resolution and any procedural business, including any resolution to adjourn), which may come before the General Meeting.
7. The ‘Withheld’ option on the Form of Proxy is provided to enable you to abstain on the resolution. However, a vote withheld is not a vote in law and will not be counted in the calculation of proportion of votes ‘For’ and ‘Against’ the resolution.
8. Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001 (as amended), only those GW Shareholders registered in the register of members of the Company as at 6.00 p.m. (London time) on [•] 2021 or, if the General Meeting is adjourned, as at 6.00 p.m. (London time) on the day that is two days prior to the General Meeting, will be entitled to attend (remotely, via the Virtual Meeting Platform) or vote (remotely, via the Virtual Meeting Platform) at the General Meeting in respect of the number of GW Shares registered in their name at that time. Changes to entries on the relevant register of members after 6.00 p.m. (London time) on [•] 2021, or, if the General Meeting is adjourned, after 6.00 p.m. (London time) on the day that is two days prior to the General Meeting, will be disregarded in determining the rights of any person to attend (remotely, via the Virtual Meeting Platform) or vote (remotely, via the Virtual Meeting Platform) at the General Meeting.
9. If you wish to appoint more than one proxy in respect of your shareholding, mark the box where indicated and photocopy the Form of Proxy or contact the Company’s registrar, Link Group, by telephone on +44 (0)371 277 1020 for further Forms of Proxy. Lines are open from 9.00 a.m. to 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays). Calls will be charged at national or international rates as the case may be. Calls are charged at the standard geographic rate and will vary by provider. Please note that calls may be recorded and Link Group cannot provide legal, tax or financial advice, or advice on the merits of the Scheme. Please ensure that all of the multiple Forms of Proxy in respect of one registered holding of GW Shares are sent to the Company’s registrar, Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL using the pre-paid envelope provided.
10. A GW Shareholder which is a corporation may authorise a person or persons to act as its representative(s) at the General Meeting. In accordance with the provisions of the Companies Act 2006, each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that it does not do so in relation to the same shares.
11. Any alterations to this Form of Proxy must be initialled by the person who signs it.
12. Neither the death nor the insanity of a GW Shareholder who has appointed a proxy, nor the revocation or termination by a GW Shareholder of the appointment of a proxy (or of the authority under which the appointment was made), shall invalidate the proxy or the exercise of any of the rights of the proxy thereunder, unless notice of such death, insanity, revocation or termination shall have been received by Link Group at the address specified for receipt of the Forms of Proxy not less than 48 hours before the commencement of the General Meeting or adjournment thereof (excluding any part of such 48 hour period falling on a non-working day).
13. In the case of joint holders, any one holder may vote. If more than one holder is present remotely, via the Virtual Meeting Platform at the meeting, or purports to appoint a proxy, only the vote of, or appointment made by, the senior holder will be accepted, seniority being determined by the order in which the names appear on the register.
14. You may not use any electronic address provided either in this Form of Proxy, in the Notice of General Meeting of GW Pharmaceuticals plc or in any related documents to communicate with the Company for any purposes other than those expressly stated. 15. If you have any questions relating to the Form of Proxy, please call Link Group between 9.00 a.m. and 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays) on +44 (0)371 277 1020. Calls will be charged at national or international rates as the case may be. Calls are charged at the standard geographic rate and will vary by provider. Please note that calls may be recorded and Link Group cannot provide legal, tax or financial advice, or advice on the merits of the Scheme.